Registration Nos. 2-25272/811-3347
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 /X/

            Pre-Effective Amendment No.                                 /_/

            Post-Effective Amendment No.    21                          /X/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         /X/

                              Amendment No. 21                          /X/

                        (Check appropriate box or boxes.)

                            SAFECO Money Market Trust
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                     SAFECO Plaza, Seattle, Washington 98185
                -------------------------------------------------
                (Address of Principal Executive Offices) Zip Code

Registrant's Telephone Number, including Area Code     (206) 545-5000
                                                       --------------
                      Name and Address of Agent for Service

                                  DAVID F. HILL
                                  SAFECO Plaza
                            Seattle, Washington 98185
                                 (206) 545-5269

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:
           immediately upon filing pursuant to paragraph (b)
       x   on January 31,1997   pursuant to paragraph (b)
     -----    ------- -- ----
           60 days after filing pursuant to paragraph (a)
     -----
           on                   pursuant to paragraph (a) (1)
     -----    -----------------
           75 days after filing pursuant to paragraph (a) (2)
     -----
           on _________________ pursuant to paragraph (a) (2) of Rule 485
     -----

If appropriate, check the following box:

            o This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================
Registrant has registered an indefinite number of its shares under the Securities Act of 1933 by declaration made pursuant to Section 24(f) of the Investment Company Act of 1940 (Act). Pursuant to Rule 24f-2 under the Act, Registrant's Rule 24f-2 Notice was filed on or about May 30, 1996.
================================================================================

                            SAFECO MONEY MARKET TRUST

                       Contents of Registration Statement

            This registration statement consists of the following papers and documents:

            o Cover Sheet

            o Contents of Registration Statement

            o Cross Reference Sheets

            o No-Load Class Shares of:

                     SAFECO Money Market Fund
                     SAFECO Tax-Free Money Market Fund

                  PART A - Prospectus
                  PART B - Statement of Additional Information

            o Advisor Class A and Advisor Class B Shares of:

                     SAFECO  Growth Fund
                     SAFECO Equity Fund
                     SAFECO Income  Fund
                     SAFECO  Northwest  Fund
                     SAFECO Balanced Fund
                     SAFECO International Stock Fund
                     SAFECO  High-Yield  Bond  Fund
                     SAFECO  Small Company Stock Fund
                     SAFECO Intermediate-Term U.S. Treasury Fund
                     SAFECO Managed Bond Fund
                     SAFECO Money Market Fund
                     SAFECO Municipal Bond Fund
                     SAFECO California Tax-Free Income Fund
                     SAFECO Washington State Municipal Bond Fund

                 PART A - Prospectus

            o Advisor Class A and Advisor Class B Shares of:

                     SAFECO Intermediate-Term U.S. Treasury Fund
                     SAFECO Managed Bond Fund
                     SAFECO Money Market Fund
                     SAFECO Municipal Bond Fund
                     SAFECO High-Yield Bond Fund
                     SAFECO California Tax-Free Income Fund
                     SAFECO Washington State Municipal Bond Fund

                PART B - Statement of Additional Information

            o PART C - Other Information

            o Signature Page

            o Exhibits

            This filing is made to update the Prospectus and Statement of Additional Information relating to the Advisor Class A and Advisor Class B shares of SAFECO Money Market Fund. No changes are hereby made to the Prospectuses and Statements of Additional Information relating to the No-Load Class of the Registrant, SAFECO Common Stock Trust, SAFECO Tax-Exempt Bond Trust, SAFECO Taxable Bond Trust, and SAFECO Managed Bond Trust.

                            SAFECO MONEY MARKET TRUST
                            SAFECO Money Market Fund
                        SAFECO Tax-Free Money Market Fund

                                  No-Load Class

                         Form N-1A Cross Reference Sheet

                                     Part A
                                     ------
                                                     Location
Item No.                                             in Prospectus
--------                                             -------------

Item 1.     Cover Page                               Cover page

Item 2.     Synopsis                                 Introduction to the
                                                     Trusts and the Funds;
                                                     Expenses

Item 3.     Condensed Financial Information          Financial Highlights;
                                                     Performance Information

Item 4.     General Description of Registrant        Each Fund's Investment
                                                     Objective and Policies;
                                                     Information about Share
                                                     Ownership and Companies
                                                     that Provide Services to
                                                     the Trusts

Item 5.     Management of the Trust                  Expenses; Sub-Adviser
                                                     Information for the
                                                     International Fund;
                                                     Information about Share
                                                     Ownership and Companies
                                                     that Provide Services to
                                                     the Trusts; Portfolio
                                                     Managers

Item 6.     Capital Stock and Other Securities       Cover Page; Share Price
                                                     Calculation; Information
                                                     About Share Ownership and
                                                     Companies That Provide
                                                     Services to the Trusts;
                                                     Fund Distributions and How
                                                     They Are Taxed; Persons
                                                     Controlling Certain Funds

Item 7.     Purchase of Securities Being Offered     How to Purchase Shares;
                                                     How to Systematically
                                                     Purchase or Redeem Shares;
                                                     How to Exchange Shares From
                                                     One Fund to Another;
                                                     Telephone Transactions;
                                                     Shares Price Calculation;
                                                     Tax- Deferred Retirement
                                                     Plans; Account Statements

Item 8.     Redemption or Repurchase                 How to Redeem Shares;
                                                     How to Systematically
                                                     Purchase or Redeem Shares;
                                                     How to Exchange Shares From
                                                     One Fund to Another;
                                                     Telephone Transactions;
                                                     Account Statements; Account
                                                     Changes and Signature
                                                     Requirements

Item 9.     Pending Legal Proceedings                Not applicable


                                     Part B
                                     ------

                                                     Location in Statement of
Item No.                                             Additional Information
--------                                             ----------------------

Item 10.    Cover page                               Cover page

Item 11.    Table of Contents                        Table of Contents

Item 12.    General Information and History          Not applicable

Item 13.    Investment Objectives and Policies       Investment Policies;
                                                     Additional Investment
                                                     Information; Description of
                                                     Ratings

Item 14.    Management of the Trust                  Trustees and Officers

Item 15.    Control Persons and Principal            Principal Shareholders
              Holders of Securities                  of Certain Funds

Item 16.    Investment Advisory and                  Investment Advisory and
              Other Services                         Other Services

Item 17.    Brokerage Allocation and Other           Brokerage Practices
              Practices

Item 18.    Capital Stock and Other Securities       Additional Information
                                                     on Calculation of Net Asset
                                                     Value Per Share

Item 19.    Purchase, Redemption and Pricing         Additional Information
              of Securities Being Offered            On Calculation of Net
                                                     Asset Value Per Share;
                                                     Redemption in Kind

Item 20.    Tax Status                               Additional Tax
                                                     Information

Item 21.    Underwriters                             Investment Advisory and
                                                     Other Services

Item 22.    Calculation of Performance Data          Additional Performance
                                                     Information

Item 23.    Financial Statements                     Financial Statements

                                     Part C
                                     ------

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                            SAFECO MONEY MARKET TRUST
                            SAFECO Money Market Fund

                          SAFECO TAX-EXEMPT BOND TRUST
                           SAFECO Municipal Bond Fund
                     SAFECO California Tax-Free Income Fund
                   SAFECO Washington State Municipal Bond Fund

                            SAFECO COMMON STOCK TRUST
                               SAFECO Growth Fund
                               SAFECO Equity Fund
                               SAFECO Income Fund
                              SAFECO Northwest Fund
                              SAFECO Balanced Fund
                         SAFECO International Stock Fund
                         SAFECO Small Company Stock Fund

                            SAFECO TAXABLE BOND TRUST
                   SAFECO Intermediate-Term U.S. Treasury Fund
                           SAFECO High-Yield Bond Fund

                            SAFECO MANAGED BOND TRUST
                            SAFECO Managed Bond Fund

                       Advisor Class A and Advisor Class B

                         Form N-1A Cross Reference Sheet

                                     Part A
                                     ------
                                                     Location
Item No.                                             in Prospectus
--------                                             -------------

Item 1.     Cover Page                               Cover page

Item 2.     Synopsis                                 Introduction to the
                                                     Trusts and the Funds;
                                                     Expenses

Item 3.     Condensed Financial Information          Financial Highlights;
                                                     Performance Information

Item 4.     General Description of Registrant        Each Fund's Investment
                                                     Objective and Policies;
                                                     Information about Share
                                                     Ownership and Companies
                                                     that Provide Services to
                                                     the Trusts

Item 5.     Management of the Trust                  Expenses; Sub-Adviser
                                                     Information for the
                                                     International Fund;
                                                     Information about Share
                                                     Ownership and Companies
                                                     that Provide Services to
                                                     the Trusts; Portfolio
                                                     Managers

Item 6.     Capital Stock and Other Securities       Cover Page; Share Price
                                                     Calculation; Information
                                                     About Share Ownership and
                                                     Companies That Provide
                                                     Services to the Trusts;
                                                     Fund Distributions and How
                                                     They Are Taxed; Persons
                                                     Controlling Certain Funds

Item 7.     Purchase of Securities Being Offered     How to Purchase Shares;
                                                     How to Systematically
                                                     Purchase or Redeem Shares;
                                                     How to Exchange Shares From
                                                     One Fund to Another;
                                                     Telephone Transactions;
                                                     Shares Price Calculation;
                                                     Tax- Deferred Retirement
                                                     Plans; Account Statements

Item 8.     Redemption or Repurchase                 How to Redeem Shares;
                                                     How to Systematically
                                                     Purchase or Redeem Shares;
                                                     How to Exchange Shares From
                                                     One Fund to Another;
                                                     Telephone Transactions;
                                                     Account Statements; Account
                                                     Changes and Signature
                                                     Requirements

Item 9.     Pending Legal Proceedings                Not applicable

                            SAFECO MONEY MARKET TRUST
                            SAFECO Money Market Fund

                          SAFECO TAX-EXEMPT BOND TRUST
                           SAFECO Municipal Bond Fund
                     SAFECO California Tax-Free Income Fund
                   SAFECO Washington State Municipal Bond Fund

                            SAFECO TAXABLE BOND TRUST
                   SAFECO Intermediate-Term U.S. Treasury Fund
                           SAFECO High-Yield Bond Fund

                            SAFECO MANAGED BOND TRUST
                            SAFECO Managed Bond Fund

                   Advisor Class A and Advisor Class B Shares

                         Form N-1A Cross Reference Sheet

                                     Part B
                                     ------

                                                     Location in Statement of
Item No.                                             Additional Information
--------                                             ----------------------

Item 10.    Cover page                               Cover page

Item 11.    Table of Contents                        Table of Contents

Item 12.    General Information and History          Not applicable

Item 13.    Investment Objectives and Policies       Investment Policies;
                                                     Additional Investment
                                                     Information; Description of
                                                     Ratings

Item 14.    Management of the Trust                  Trustees and Officers

Item 15.    Control Persons and Principal            Principal Shareholders
              Holders of Securities                  of Certain Funds

Item 16.    Investment Advisory and                  Investment Advisory and
              Other Services                         Other Services

Item 17.    Brokerage Allocation and Other           Brokerage Practices
              Practices

Item 18.    Capital Stock and Other Securities       Additional Information
                                                     on Calculation of Net Asset
                                                     Value Per Share; Conversion
                                                     of Advisor Class B Shares

Item 19.    Purchase, Redemption and Pricing         Additional Information
                                                     of Securities Being Offered
                                                     On Calculation of Net Asset
                                                     Value Per Share; Redemption
                                                     in Kind

Item 20.    Tax Status                               Additional Tax
                                                     Information

Item 21.    Underwriters                             Investment Advisory and
                                                     Other Services

Item 22.    Calculation of Performance Data          Additional Performance
                                                     Information

Item 23.    Financial Statements                     Financial Statements

                                     Part C
                                     ------

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                            SAFECO MONEY MARKET TRUST
                          SUPPLEMENT TO THE PROSPECTUS
                               DATED JULY 19, 1996
                        SUPPLEMENT DATED JANUARY 31, 1997

The following information supplements the Trust's Prospectus:

1. The following supplemental information is inserted following the section captioned "Financial Highlights" on page 7.

FINANCIAL HIGHLIGHTS
(For a No-Load Class Share Outstanding Throughout the Period)

The supplemental financial information and performance data has been derived from the Financial Statements and should be read in conjunction therewith.


                                                     For the period from April 1, 1996
                                                           to September 30, 1996
                                                     -------------------------------------

                                                        SAFECO              SAFECO
                                                        Money               Tax-Free
                                                        Market              Money
                                                        Fund                Market Fund
                                                        (Unaudited)         (Unaudited)
                                                        -----------         -----------
Net Asset Value at Beginning of Period                  $ 1.00              $ 1.00
Income from Investment Operations:
  Net Investment Income                                    .02                 .02
Less Distributions:
  Dividends from Net Investment Income                    (.02)               (.02)
                                                        --------            --------
Net Asset Value at End of Period                        $ 1.00              $ 1.00
                                                        ======              ======

Total Return                                              2.33%**             1.52%**
Net Assets at End of Period (000's omitted)           $167,231             $75,361
Ratio of Expenses to Average Net Assets                    .83%*               .66%*
Ratio of Net Investment Income to Average Net Assets      4.63%*              3.04%*

--------------------------------------------------------------------------------

*  Annualized
** Not Annualized

More information about each Fund is contained in the Semi-Annual Report to shareholders which may be obtained without charge by calling the number on the first page of the Prospectus.

2. The following information replaces the first sentence in Item 2 under the caption "COMMON INVESTMENT PRACTICES" on page 14.

May invest in variable and floating rate instruments. Issuers of floating or variable rate notes include, but are not limited to, corporations, partnerships, the U.S. government, its agencies and instrumentalities, and municipalities.

                            SAFECO MONEY MARKET TRUST
                SUPPLEMENT TO THE PROSPECTUS DATED JULY 19, 1996
                       SUPPLEMENT DATED NOVEMBER 25, 1996

THE FOLLOWING INFORMATION SUPPLEMENTS THE TRUST'S NO-LOAD PROSPECTUS:

 1. THE FOLLOWING INFORMATION REPLACES THE SENTENCE FOLLOWING THE FIFTH BULLET UNDER THE SUBHEADING "EACH FUND" ON PAGE 5:

                        "Has a minimum initial investment requirement of $1,000 for regular accounts, $250 for individual retirement accounts ("IRAs") and accounts established under the Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA"). No minimum initial investment is required to establish the Automatic Investment Method ("AIM") or Payroll Deduction Plan."

 2. THE FOLLOWING INFORMATION REPLACES THE FIRST THREE SENTENCES UNDER THE SUBHEADING "INITIAL PURCHASES" ON PAGE 25:

                        "MINIMUM INITIAL INVESTMENT $1,000 (IRA [MONEY FUND ONLY], UGMA AND UTMA $250).

                        Minimum   initial   investments   are   negotiable   for
retirement accounts other than IRAs.

                        No minimum initial investment is required to establish the Automatic Investment Method (except for certain UGMA or UTMA accounts) or Payroll Deduction Plan."

 3. THE FOLLOWING INFORMATION REPLACES THE FIRST SENTENCE UNDER THE SUBHEADING "ADDITIONAL PURCHASES" ON PAGE 26:

                        "MINIMUM ADDITIONAL INVESTMENT $100 FOR ALL ACCOUNTS, EXCEPT FOR UGMA OR UTMA AUTOMATIC INVESTMENT METHOD ("AIM") ACCOUNTS OPENED WITH AN INITIAL INVESTMENT OF $250 OR MORE. THESE ACCOUNTS HAVE A MINIMUM ADDITIONAL INVESTMENT OF ONLY $50. THERE IS NO MINIMUM INVESTMENT FOR DIVIDEND REINVESTMENTS."

4. THE FOLLOWING INFORMATION REPLACES THE SENTENCE UNDER THE SUBHEADING "AUTOMATIC INVESTMENT METHOD (AIM)" ON PAGE 30:

                        "AIM enables you to make regular monthly investments by authorizing SAFECO Services to withdraw a specific amount from your bank account and invest the amount in any Fund. AIM has a minimum of $100 per withdrawal per Fund for all accounts (except UGMA and UTMA accounts
                        which   have  a  lower  $50   minimum   for   additional
                        investments, provided that the account was opened with an initial investment of at least $250)."

 5. THE FOLLOWING INFORMATION REPLACES THE DISCUSSION FOLLOWING THE FIRST SENTENCE IN ITEM 4, PAGE 13 UNDER THE SUBHEADING "TAX-FREE MONEY FUND":

                        "Such shares will be purchased only if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities. The Fund will not invest more than 5% of its total assets in a single investment company."

                            SAFECO MONEY MARKET TRUST
                SUPPLEMENT TO THE PROSPECTUS DATED JULY 19, 1996
                       SUPPLEMENT DATED SEPTEMBER 30, 1996


THE FOLLOWING INFORMATION SUPPLEMENTS THE TRUST'S PROSPECTUS:

1. "Effective September 30, 1996, all of the then-existing shares of the SAFECO Money Market Fund and the SAFECO Tax-Exempt Money Market Fund (each a "Fund") were redesignated as "No-Load Class" shares, and the SAFECO Money Market Fund ("Money Market Fund") commenced offering Advisor Class A and Advisor Class B shares. Advisor Class A shares and Advisor Class B shares are offered through a separate prospectus to investors who engage the services of an investment professional. Advisor Class A shares are sold subject to an initial sales charge and Advisor Class B shares are sold subject to a contingent deferred sales charge. Advisor Class A and Advisor Class B shares also incur different expenses than No-Load Class shares. Accordingly, net asset value is calculated separately for each class of shares of the Money Market Fund. In addition, the performance of the three classes will differ and accordingly will be calculated separately for each class. In the event of a special meeting of shareholders of the Trust, separate votes are taken by each class of shares, a Fund, or the Trust if a matter affects only that class of shares, a Fund, or the Trust, respectively. For more information about Advisor Class A shares and Advisor Class B shares of the Money Market Fund, please call 1-800-463-8791."

2.     THE FOLLOWING  INFORMATION REPLACES THE SECOND SENTENCE IN ITEM 4 ON PAGE
       11:

            "U.S. Government securities include (a) direct obligations of the U.S. Treasury, (b) securities supported by the full faith and credit of the U.S. Government but that are not direct obligations of the U.S. Treasury, (c) securities that are not supported by the full faith and credit of the U.S. Government but are supported by the issuer's ability to borrow from the U.S. Treasury such as securities issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and (d) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority ("TVA")."

SAFECO MONEY MARKET
 FUND

SAFECO TAX-FREE MONEY
 MARKET FUND                                                      JULY 19, 1996
--------------------------------------------------------------------------------

Each Fund described in this Prospectus is a series of the SAFECO Money Market Trust ("Trust"), an open-end, management investment company consisting of two separate series.

There are market risks in all securities transactions. This Prospectus sets forth the information a prospective investor should know before investing. PLEASE READ AND RETAIN THE PROSPECTUS FOR FUTURE REFERENCE. A Statement of Additional Information, dated July 19, 1996, and incorporated herein by reference, has been filed with the Securities and Exchange Commission and is available at no charge upon request by calling one of the numbers listed on this page. The Statement of Additional Information contains more information about most of the topics in this Prospectus as well as information about the Trustees and officers of the Trust.

For additional assistance, please call or write:

Nationwide            1-800-624-5711                      SAFECO Mutual Funds
Seattle               206-545-7319                        P.O. Box 34890
                                                          Seattle, WA 98124-1890

TTY/TDD Service       1-800-438-8718

All telephone calls are tape-recorded for your protection.

INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT A FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, ANY SERIES OF THE TRUST, OR SAFECO SECURITIES, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY BY THE TRUST, ANY SERIES OF THE TRUST, OR SAFECO SECURITIES IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION MAY NOT BE LAWFULLY MADE.

SAFECO MONEY MARKET FUND has as its investment objective to seek as high a level of current income as is consistent with the preservation of capital and liquidity through investment in high-quality money market instruments maturing in thirteen months or less.

SAFECO TAX-FREE MONEY MARKET FUND has as its investment objective to provide as high a level of current income exempt from federal income tax as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and preservation of capital.

                                TABLE OF CONTENTS

Introduction to the Trust and the Funds...................... 4

Fund Expenses................................................ 5

Financial Highlights......................................... 7

The Trust and Each Fund's Investment Policies................ 9

Information about Share Ownership and Companies that
     Provide Services to the Trust...........................13

Performance Information......................................15

Fund Distributions and How They are Taxed....................15

Tax-Deferred Retirement Plans................................17

Account Statements...........................................17

Account Changes and Signature Requirements...................18

Share Price Calculation......................................18

How to Purchase Shares.......................................19

How to Redeem Shares.........................................20

How to Systematically Purchase or Redeem Shares..............22

How to Exchange Shares from One Fund to Another..............22

Telephone Transactions.......................................24

Transactions Through Registered Investment Advisers..........24

---------------------------------------
INTRODUCTION TO THE TRUST AND THE FUNDS
---------------------------------------

The Trust is a series investment company that currently issues shares representing two mutual funds: SAFECO Money Market Fund ("Money Fund") and SAFECO Tax-Free Money Market Fund ("Tax-Free Money Fund") (together, the "Funds"). Each Fund is a diversified series of the Trust, an open-end, management investment company that continuously offers to sell and redeem (buy back) its shares at the current net asset value per share without any sales or redemption charges or 12b-1 fees. Each Fund intends to maintain a net asset value per share of $1.00.

The MONEY FUND has as its investment objective to seek as high a level of current income as is consistent with the preservation of capital and liquidity through investment in high-quality money market instruments maturing in thirteen months or less.

The TAX-FREE MONEY FUND has as its investment objective to provide as high a level of current income exempt from federal income tax as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and preservation of capital.

There is, of course, no assurance that a Fund will achieve its investment objective. See "The Trust and Each Fund's Investment Policies" for more information.

The principal risk associated with an investment in a mutual fund like either of the Funds is that they may experience a delay or failure in principal or interest payments at maturity of one or more of the portfolio securities. Each Fund's yield will fluctuate with general money market interest rates. See "The Trust and Each Fund's Investment Policies" for further information.

Each Fund is managed by SAFECO Asset Management Company ("SAM"). SAM is headquartered in Seattle, Washington and managed over $2 billion in mutual fund assets as of June 30, 1996. SAM has been an adviser to mutual funds and other investment portfolios since 1973 and its predecessors have been such advisers since 1932. See "Information about Share Ownership and Companies that Provide Services to the Trust" for more information.

Each Fund:

o Seeks to maintain a $1.00 per share net asset value.

o Is 100% no-load; there are no sales or redemption charges or 12b-1 fees.

o Offers free exchanges as well as easy access to your money through telephone redemptions and wire transfers.

o Pays dividends monthly.

o Has a minimum initial investment of $1,000 for regular accounts and $250 for IRAs. No minimum initial investment is required to establish the Automatic Investment Method ("AIM") or Payroll Deduction Plan.

-------------
FUND EXPENSES
-------------

A. SHAREHOLDER TRANSACTION EXPENSES FOR EACH FUND

                                   SALES
                 SALES         LOAD IMPOSED    DEFERRED
              LOAD IMPOSED    ON REINVESTED      SALES    REDEMPTION    EXCHANGE
FUND          ON PURCHASES      DIVIDENDS        LOAD        FEES         FEES

Money Fund        None            None          None         None       None

Tax-Free
Money Fund        None            None          None         None       None

SAFECO Services Corporation, the transfer agent for the Funds, charges a $10 fee to wire redemption proceeds.

B. ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                             TOTAL
                             MANAGEMENT      OTHER           OPERATING
FUND          12B-1 FEE  +   FEE         +   EXPENSES    =   EXPENSES
------------- -------------- --------------- --------------- ---------------

Money Fund    None           .50%            .28%            .78%

Tax-Free
Money Fund    None           .50%            .15%            .65%


The amounts shown are actual expenses paid by shareholders of the Money and Tax-Free Money Funds for the fiscal year ended March 31, 1996. See "Information About Share Ownership and Companies that Provide Services to the Trust" on page 13 for more information.

C. EXAMPLE OF EXPENSES

You would pay the following expenses on a $1,000 investment assuming 5% annual return and redemption at the end of each time period. The example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed in "Annual Operating Expenses" above remain the same in the years shown.


FUND                   1 YEAR     3 YEARS    5 YEARS    10 YEARS
----                   ------     -------    -------    --------

Money Fund               $8         $25        $43         $97

Tax-Free Money Fund      $7         $21        $36         $81

The purpose of the tables is to assist you in understanding the various costs and expenses that an investor in each Fund would bear, directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. A FUND'S ACTUAL EXPENSES OR PERFORMANCE MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS REQUIRED BY SECURITIES AND EXCHANGE COMMISSION REGULATIONS APPLICABLE TO ALL MUTUAL FUNDS AND IT IS NOT A PREDICTION OF, NOR DOES IT REPRESENT, PAST OR FUTURE EXPENSES OR THE PERFORMANCE OF ANY FUND.

FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout the Period)

SAFECO Money Market Fund

The following supplemental financial information and performance data has been derived from Financial Statements of the Safeco Money Market Fund which has been audited by Ernst & Young LLP, independent suditors. The information should be read in conjunction with the financial statements, related notes and other financial information incorporated by reference herein.

                                                           Year Ended March 31

                                        1996      1995        1994       1993         1992
                                        ----      ----        ----       ----         ----
Net asset value at
  beginning of period .........       $ 1.00    $ 1.00      $ 1.00     $ 1.00       $ 1.00

INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income........          .05       .04         .02        .03          .05

LESS DISTRIBUTIONS:
  Dividends from net
    investment income ..........       (.05)     (.04)       (.02)      (.03)        (.05)
                                     -------   -------     -------    -------      -------
Net asset value at end
  of period ...................       $ 1.00    $ 1.00      $ 1.00     $ 1.00       $ 1.00
                                     =======   =======     =======    =======      =======

Total return...................        5.15%     4.20%       2.48%      2.98%        5.04%

Net assets at end
  of period (000's omitted)....     $165,122  $171,958    $186,312     $144,536     $184,823

Ratio of expenses to
   average net assets ...........       .78%      .78%        .79%       .77%         .73%

Ratio of net investment income
   to average net assets ........      5.04%     4.21%       2.47%      3.02%        5.05%

                                                        Year Ended March 31

                                         1990         1989         1988         1987
                                         ----         ----         ----         ----
Net asset value at
  beginning of period .........        $ 1.00       $ 1.00       $ 1.00       $ 1.00

INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income........           .08          .08          .06          .06

LESS DISTRIBUTIONS:
  Dividends from net
    investment income ..........        (.08)        (.08)        (.06)        (.06)
                                      -------      -------      -------      -------
Net asset value at end
  of period ...................        $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                      =======      =======      =======      =======

Total return...................         8.77%        7.86%        6.56%       5.90%+

Net assets at end
  of period (000's omitted)....        $225,974     $177,813     $119,709    $57,998

Ratio of expenses to
   average net assets ...........        .71%         .74%         .79%         .82%

Ratio of net investment income
   to average net assets ........       8.45%        7.66%        6.49%        5.71%

*    Annualized
**  Not Annualized
+  Unaudited

FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout the Period)

SAFECO Money Market Fund

The following supplemental financial information and performance data has been derived from Financial Statements of the SAFECO Tax-Free Money Market Fund which has been audited by Ernst & Young LLP, independent suditors. The information should be read in conjunction with the financial statements, related notes and other financial information incorporated by reference herein.

                                                                        Year Ended March 31

                                                 1996      1995        1994       1993         1992         1991
                                                 ----      ----        ----       ----         ----         ----
Net asset value at
  beginning of period .........                $ 1.00    $ 1.00      $ 1.00     $ 1.00       $ 1.00       $ 1.00

INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income........                   .05       .04         .02        .03          .05          .07

LESS DISTRIBUTIONS:
  Dividends from net
    investment income ..........                 (.05)     (.04)       (.02)      (.03)        (.05)        (.07)
                                              -------   -------     -------    -------      -------      -------

Net asset value at end
  of period ...................                $ 1.00    $ 1.00      $ 1.00     $ 1.00       $ 1.00       $ 1.00
                                              =======   =======     =======      =======      =======      =======

Total return...................                 5.15%     4.20%       2.48%      2.98%        5.04%        7.60%

Net assets at end
  of period (000's omitted)....              $165,122  $171,958    $186,312     $144,536     $184,823     $224,065

Ratio of expenses to
   average net assets ...........                .78%      .78%        .79%       .77%         .73%         .70%

Ratio of net investment income
   to average net assets ........               5.04%     4.21%       2.47%      3.02%        5.05%        7.34%

                                                                Year Ended March 31

                                                 1990         1989         1988         1987
                                                 ----         ----         ----         ----
Net asset value at
  beginning of period .........                $ 1.00       $ 1.00       $ 1.00       $ 1.00

INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income........                   .08          .08          .06          .06

LESS DISTRIBUTIONS:
  Dividends from net
    investment income ..........                 (.08)        (.08)        (.06)        (.06)
                                              -------      -------      -------      -------

Net asset value at end
  of period ...................                $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                              =======      =======      =======      =======

Total return...................                 8.77%        7.86%        6.56%       5.90%+

Net assets at end
  of period (000's omitted)....                $225,974     $177,813     $119,709    $57,998

Ratio of expenses to
   average net assets ...........                .71%         .74%         .79%         .82%

Ratio of net investment income
   to average net assets ........               8.45%        7.66%        6.49%        5.71%

*    Annualized
**  Not Annualized

---------------------------------------------
THE TRUST AND EACH FUND'S INVESTMENT POLICIES
---------------------------------------------

The Trust is a Delaware business trust established by the Trust Instrument dated May 13, 1993. The Trust currently consists of two mutual funds: Money Market Fund and Tax-Free Money Market Fund, each of which is a diversified series of the Trust.

The investment objective and investment policies for each Fund are described below. The Trust's Board of Trustees may change the Money Market Fund's objective without shareholder vote, but no such change will be made without 60 days' prior written notice to shareholders of that Fund. In the event a Fund changes its investment objective, the new objective may not meet the investment needs of every shareholder and may be different from the objective a shareholder considered appropriate at the time of initial investment. It is the policy of both the Money Fund and Tax-Free Money Fund to seek to maintain a net asset value per share of $1.00. Current holdings and recent investment strategies are described in the Funds' financial reports which are sent to shareholders twice a year.

Each Fund has adopted a number of investment restrictions. If a Fund follows a percentage limitation at the time of investment, a later increase or decrease in values, net assets or other circumstances will not be considered in determining whether a Fund complies with the applicable policy. Unless otherwise stated, all investment policies and limitations described below are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder vote.

MONEY FUND

The investment objective of the Money Fund is to seek as high a level of current income as is consistent with the preservation of capital and liquidity through investment in high-quality money market instruments maturing in thirteen months or less.

To pursue its objective, the Money Fund:

1. WILL PURCHASE ONLY HIGH-QUALITY SECURITIES THAT, IN THE OPINION OF SAM OPERATING UNDER GUIDELINES ESTABLISHED BY THE BOARD OF TRUSTEES, PRESENT MINIMAL CREDIT RISKS AFTER AN EVALUATION OF THE CREDIT QUALITY OF THE ISSUER OR OF ANY ENTITY PROVIDING A CREDIT ENHANCEMENT FOR THE SECURITY. The Fund complies with industry-standard guidelines on the quality and maturity of its investments, which are designed to help maintain a stable $1.00 share price. The Fund invests in instruments with remaining maturities of 397 days or less and maintains a dollar-weighted average portfolio maturity of not more than 90 days.

2. MAY INVEST IN COMMERCIAL PAPER OBLIGATIONS. Commercial paper is a short-term instrument issued by corporations, financial institutions, governmental entities and other entities. The principal risk associated with commercial paper is the potential insolvency of the issuer. In addition to commercial paper obligations of domestic corporations, the Fund may also purchase dollar-denominated commercial paper issued in the U.S. by foreign entities. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, reduced governmental supervision regarding markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the U.S. The Fund will purchase such securities, only if, in the opinion of SAM, the security is of an investment quality comparable to other obligations that may be purchased by the Fund.

3. MAY INVEST IN NEGOTIABLE AND NON-NEGOTIABLE DEPOSITS, BANKERS' ACCEPTANCES AND OTHER SHORT-TERM OBLIGATIONS OF U.S. BANKS. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. The Fund may also invest in dollar-denominated securities issued by foreign banks (including foreign branches of U.S. banks) provided that, in the opinion of SAM, the security is of an investment quality comparable to other obligations which may be purchased by the Fund. Foreign banks may not be subject to accounting standards or governmental supervision comparable to U.S. banks, and there may be less public information available about their operations. In addition, foreign securities may be subject to risks relating to the political and economic conditions of the foreign country involved, which could affect the payment of principal and interest.

4. MAY INVEST IN U.S. GOVERNMENT SECURITIES. U.S. government securities include (a) securities supported by the full faith and credit of the U.S. government but that are not direct obligations of the U.S. Treasury, (b) securities that are not supported by the full faith and credit of the U.S. government but are supported by the issuer's ability to borrow from the U.S. Treasury such as securities issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"), and (c) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority ("TVA"). While U.S. government securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

5.    MAY  INVEST  IN  EURODOLLAR  AND  YANKEE   OBLIGATIONS.   Eurodollar  bank
      obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

      Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. Eurodollar and Yankee obligations will undergo the same credit analysis as domestic issues in which the Fund invests, and foreign issuers will be required to meet the same tests of financial strength as the domestic issuers approved for the Fund.

TAX-FREE MONEY FUND

The investment objective of the Tax-Free Money Fund is to provide as high a level of current income exempt from federal income tax as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and preservation of capital. The Tax-Free Money Fund's investment objective is a fundamental policy that may not be changed without shareholder approval. The term "municipal obligations" as used in this Prospectus means those obligations issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which in the opinion of counsel for the issuer is exempt from federal income tax.

To pursue its investment objective, the Tax-Free Money Fund:

1. WILL PURCHASE ONLY HIGH-QUALITY SECURITIES THAT, IN THE OPINION OF SAM OPERATING UNDER GUIDELINES ESTABLISHED BY THE BOARD OF TRUSTEES, PRESENT MINIMAL CREDIT RISKS AFTER AN EVALUATION OF THE CREDIT QUALITY OF THE ISSUER OR OF ANY ENTITY PROVIDING A CREDIT ENHANCEMENT FOR THE SECURITY. The Fund complies with industry-standard guidelines on the quality and maturity of its investments, which are designed to help maintain a stable $1.00 share price. The Fund invests in instruments with remaining maturities of 397 days or less (determined in accordance with Rule 2a-7 under the 1940 Act) and maintains a dollar-weighted average portfolio maturity of not more than 90 days.

2.    WILL  INVEST,   DURING  NORMAL  MARKET  CONDITIONS  AND  AS  A  MATTER  OF
      FUNDAMENTAL POLICY, AT LEAST 80% OF ITS NET ASSETS IN SECURITIES THE INTEREST ON WHICH IS EXEMPT FROM FEDERAL INCOME TAX.

3. WILL INVEST IN MUNICIPAL NOTES. Municipal notes include bond anticipation notes, tax anticipation notes and revenue anticipation notes, municipal bonds, and municipal commercial paper. These instruments are generally issued to provide for short-term capital needs of the issuer. The principal risk associated with municipal notes is that the issuer may fail to make timely payments of principal and interest to the Fund.

4. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN SHARES OF NO-LOAD, OPEN-END INVESTMENT COMPANIES THAT INVEST IN TAX-EXEMPT SECURITIES WITH REMAINING MATURITIES OF THIRTEEN MONTHS OR LESS. Such shares will be purchased only if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities. SAM will waive its advisory fees for assets invested in other investment companies. The Fund will not invest more than 5% of its total assets in a single investment company.

5. MAY INVEST (AS A TEMPORARY ACCOMMODATION OR IN AN EMERGENCY SITUATION) UP TO 20% OF ITS NET ASSETS IN SHORT-TERM TAXABLE INVESTMENTS SUCH AS DIRECT OBLIGATIONS OF THE U.S. GOVERNMENT, CERTIFICATES OF DEPOSIT AND COMMERCIAL PAPER MEETING THE NECESSARY QUALITY REQUIREMENTS.

COMMON INVESTMENT PRACTICES

Each Fund:

1. MAY INVEST IN REPURCHASE AGREEMENTS. In a repurchase agreement, a Fund buys securities at one price and simultaneously agrees to sell them back at a higher price. Delays or losses could result if the counterparty to the agreement defaults or becomes insolvent. Each Fund will invest no more than 10% of total assets in repurchase agreements and will not purchase repurchase agreements that mature in more than seven days.

2. MAY INVEST IN VARIABLE AND FLOATING RATE INSTRUMENTS. The interest rates on variable rate instruments reset periodically on specified dates so as to cause the instruments' market value to approximate their par value. The interest rates on floating rate instruments change whenever there is a change in a designated benchmark rate. Variable and floating rate instruments may have put features. These instruments may have optional put features. Puts may also be mandatory, in which case the Fund would be required to act to keep the instrument.

3. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN RESTRICTED SECURITIES ELIGIBLE FOR RESALE UNDER RULE 144A UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") ("RULE 144A SECURITIES") AND COMMERCIAL PAPER SOLD PURSUANT TO SECTION 4(2) OF THE 1933 ACT ("SECTION 4(2) PAPER"), PROVIDED THAT SAM HAS DETERMINED THAT SUCH SECURITIES ARE LIQUID UNDER GUIDELINES ADOPTED BY THE BOARD OF TRUSTEES. Restricted securities may be sold only in offerings registered under the 1933 Act or in transactions exempt from the registration requirements under the 1933 Act. Rule 144A under the 1933 Act provides an exemption for the resale of certain restricted securities to qualified institutional buyers. Investing in such Rule 144A Securities could have the effect of increasing a Fund's illiquidity to the extent that qualified institutional buyers or other buyers are unwilling to purchase the securities. Section 4(2) of the 1933 Act exempts securities sold by the issuer in private transactions from the 1933 Act's registration requirements. Because Section 4(2) paper is a restricted security, investing in Section 4(2) paper could have the effect of increasing a Fund's illiquidity to the extent that buyers are unwilling to purchase the securities.

The following restrictions are fundamental policies and cannot be changed without shareholder vote. Each Fund:

1. MAY INVEST UP TO 5% OF ITS ASSETS IN THE SECURITIES OF ANY ONE ISSUER OTHER THAN U.S. GOVERNMENT SECURITIES (EXCEPT, WITH RESPECT TO THE TAX-FREE MONEY FUND ONLY, THAT UP TO 25% OF THAT FUND'S ASSETS MAY BE INVESTED WITHOUT REGARD TO THE 5% LIMITATION, WHICH 25% DOES NOT INCLUDE SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES).

2. MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN ANY ONE INDUSTRY (INCLUDING SECURITIES ISSUED BY FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS), PROVIDED, HOWEVER, THAT THIS LIMITATION DOES NOT APPLY TO U.S. GOVERNMENT SECURITIES, OR TO CERTIFICATES OF DEPOSIT OR BANKERS' ACCEPTANCES ISSUED BY DOMESTIC BANKS. The Tax-Free Money Fund will not invest more than 25% of its total assets to be invested in any one industry, or in municipal obligations and other permitted investments, the interest on which is payable from revenues on similar types of projects.

3. MAY BORROW MONEY FOR TEMPORARY OR EMERGENCY PURPOSES (BUT NOT FOR INVESTMENT PURPOSES) FROM A BANK OR AFFILIATES OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. A Fund will not borrow amounts in excess of 20% of total assets and will not purchase securities if borrowings equal to or greater than 5% of total assets are outstanding. Each Fund intends to primarily exercise its borrowing authority to meet shareholder redemptions under circumstances where redemptions exceed available cash.

In addition to the fundamental policy set forth in number 1, above, the Tax-Free Money Fund is subject to a more restrictive non-fundamental policy pursuant to which it may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securitities. Notwithstanding this policy, the Tax-Free Money Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days after purchase. First tier securities are securities (1) rated in the highest short-term category by two nationally recognized statistical rating organizations ("NRSROs"); (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the securities a short-term rating; or (3) unrated, but determined by SAM to be of comparable quality.

For more information, see the "Investment Policies" and "Additional Investment Information" sections of the Trust's Statement of Additional Information.

RISK FACTORS

When you sell your shares, they should be worth the same amount as when you bought them. Of course, there is no guarantee that either Fund will maintain a stable $1.00 share price. The principal risk associated with an investment in a mutual fund like either of the Funds is that they may experience a delay or failure in principal or interest payments at maturity of one or more of the portfolio securities. It is possible that a major change in interest rates or a default on one or more of the Funds' investments could cause their share prices (and the value of your investment) to fall. Both Funds' yield will fluctuate with general interest rates, and the value of the Funds' portfolios will fluctuate inversely with changes in interest rates. With respect to the Tax-Free Money Fund, the ability of issuers of municipal obligations to make principal and interest payments is dependent on the receipt of revenue and subject to bankruptcy and insolvency laws.

-----------------------------------------------
INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES
THAT PROVIDE SERVICES TO THE TRUST
-----------------------------------------------

Each Fund is a series of SAFECO Money Market Trust, a Delaware business trust that issues an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series of shares of the Trust without approval of shareholders.

Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares.

The Trust does not intend to hold annual meetings of shareholders of the Funds. The Trustees will call a special meeting of shareholders of a Fund only if required under the Investment Company Act of 1940 or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund entitled to vote.

Under Delaware law, the shareholders of the Funds will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund.

SAM is the investment adviser for each Fund under an agreement with the Trust. Under the agreement, SAM is responsible for the management of the Trust's and each Fund's business affairs. Each Fund pays SAM an annual management fee based on a percentage of that Fund's net assets ascertained each business day and paid monthly in accordance with the schedules below. A reduction in the fees paid by a Fund occurs only when that Fund's net assets reach the dollar amounts of the break points and applies only to the assets that fall within the specified range:

                                   MONEY FUND

               NET ASSETS                                  ANNUAL FEE

   $0 - $250,000,000                                        .5 of 1%
   $250,000,001 - $500,000,000                              .4 of 1%
   $500,000,001 - $750,000,000                              .3 of 1%
   Over $750,000,000                                       .25 of 1%

                               TAX-FREE MONEY FUND

               NET ASSETS                                  ANNUAL FEE

   $0 - $100,000,000                                        .5 of 1%
   $100,000,001 - $250,000,000                              .4 of 1%
   $250,000,001 - $500,000,000                              .3 of 1%
   Over $500,000,000                                        .2 of 1%

For the year ended March 31, 1996, the ratios of expenses to average net assets for the Money and Tax-Free Money Funds were .78% and .65%, respectively, and the ratios of the net compensation paid to SAM to the average net assets of the Money and Tax-Free Money Funds were .50% and .50%, respectively.

The distributor of each Fund's shares under an agreement with the Trust is SAFECO Securities, Inc. ("SAFECO Securities"), a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. SAFECO Securities receives no compensation from the Trust or the Funds for its services.

The transfer, dividend and distribution disbursement and shareholder servicing agent for each Fund under an agreement with the Trust is SAFECO Services Corporation ("SAFECO Services"). SAFECO Services receives a fee from each Fund for every shareholder account held in the Fund. SAFECO Services may enter into subcontracts with registered broker-dealers, third party administrators and other qualified service providers that generally perform shareholder, administrative, and/or accounting services which would otherwise be provided by SAFECO Services. Fees incurred by a Fund for these services will not exceed the transfer agency fee payable to SAFECO Services. Any distribution expenses associated with these arrangements will be borne by SAM.

SAM, SAFECO Securities and SAFECO Services are wholly-owned subsidiaries of SAFECO Corporation (a holding company whose primary subsidiaries are engaged in the insurance and related financial services businesses) and are each located at SAFECO Plaza, Seattle, Washington 98185.

-----------------------
PERFORMANCE INFORMATION
-----------------------

Each Fund's yield, effective yield and tax-equivalent yield may be quoted in advertisements.

Yield is the annualization on a 365-day basis of either Fund's net income over a 7-day period. Effective yield is the annualization, on a 365-day basis, of either Fund's net income over a 7-day period with dividends reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Tax-equivalent yield is, given an investor's tax bracket, the taxable yield necessary to equal the Tax-Free Money Fund's yield on an after-tax basis over the same period of time.

From time to time, the Funds may advertise rankings. Rankings are calculated by independent companies that monitor mutual fund performance (e.g., CDA Investment Technologies, Lipper Analytical Services, Inc., and Morningstar, Inc.) and are reported periodically in national financial publications such as BARRON'S, BUSINESS WEEK, FORBES, INVESTOR'S BUSINESS DAILY, MONEY MAGAZINE, and THE WALL STREET JOURNAL. In addition, non-standardized performance figures may accompany the standardized figures described above. Non-standardized figures may be calculated in a variety of ways, including, but not necessarily limited to, different time periods and different initial investment amounts. Each Fund may also compare its performance to the performances of relevant indices.

Performance information and quoted rankings are indicative only of past performance and are not intended to represent future investment results. Each Fund's yield will fluctuate.

-----------------------------------------
FUND DISTRIBUTIONS AND HOW THEY ARE TAXED
-----------------------------------------

DIVIDEND AND OTHER DISTRIBUTIONS

Each Fund declares an income dividend each business day based on net investment income; i.e., all of its interest income earned on the securities in its portfolio less all of its expenses. Income dividends are payable on the last business day of each month. Your shares become entitled to declared dividends on the next business day after shares are purchased in your account. If you request redemption of all your shares at any time during the month, you will receive all declared income dividends through the date of redemption together with the proceeds of the redemption.

A shareholder's dividends and other distributions are reinvested in additional shares of the distributing Fund at net asset value per share generally determined as of the close of business on the ex-distribution date, unless the shareholder elects in writing to receive dividends or other distributions in cash and that election is provided to SAFECO Services at the address on the Prospectus cover. An election to receive cash will remain in effect until revoked by written notice by the shareholder in the same manner as the distribution election. For retirement accounts, all dividends and other distributions declared by the Money Fund must be reinvested in additional shares of the Money Fund.

TAXES

Each Fund intends to continue to qualify for favorable tax treatment as a regulated investment company under the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent it distributes its net investment income and realized capital gains to its shareholders.

TAX STATUS OF DIVIDENDS

Each Fund will inform you as to the amount and nature of dividends and other distributions to your account. Dividends and other distributions declared in December, but received by shareholders in January, are taxable to shareholders in the year in which declared.

Distributions you receive from the Money Fund will be taxable as dividend income whether received in cash or in additional Money Fund shares. Distributions you receive from the Tax-Free Money Fund will normally be exempt from federal income tax. However, from time to time, a portion of the Tax-Free Money Fund's assets may be temporarily invested in fixed-income obligations, the interest on which when distributed to the Fund's shareholders will be subject to federal income taxes. Substantially all dividends of the Tax-Free Money Fund are expected to be exempt from federal income tax, but may be subject to state or local taxes.

TAX WITHHOLDING INFORMATION

You will be asked to certify on your account application or on a separate form that the taxpayer identification number you provide is correct and that you are not subject to, or are exempt from, backup withholding for previous underreporting to the Internal Revenue Service.

Retirement plan distributions may be subject to federal income tax withholding. However, you may elect to not have any distributions withheld by checking the appropriate box on the Redemption Request form or by instructing SAFECO Services in writing at the address on the Prospectus cover.

The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders; see the Trust's Statement of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. You therefore are urged to consult your tax adviser.

-----------------------------
TAX-DEFERRED RETIREMENT PLANS
-----------------------------

SAFECO Services offers a variety of tax-deferred retirement plans for individuals, businesses and non-profit organizations. An account may be established under one of the following plans which allow you to defer investment income from federal income tax while you save for retirement. Many of the SAFECO Funds may be used as an investment vehicle for these plans.

INDIVIDUAL RETIREMENT ACCOUNT (IRAS). IRAs are tax-deferred retirement accounts for anyone under age 70 1/2 with earned income. The maximum annual contribution is $2,000 per person ($2,250 for you and a non-working spouse). An annual custodial fee will be charged for any part of a calendar year in which you have an IRA investment in a Fund.

SIMPLIFIED EMPLOYEE PENSION IRA (SEP-IRAS). SEP-IRAs are easily administered retirement plans for small businesses and self-employed individuals. Currently, annual contributions of up to $22,500 may be made to SEP-IRA accounts. SEP-IRAs have the same investment minimums and custodial fees as regular IRAs.

403(B) PLANS. 403(b) plans are retirement plans for tax-exempt organizations and school systems to which employers and employees both may contribute. Minimum investment amounts are negotiable.

401(K) PLANS. 401(k) plans allow employers and employees to make tax-deductible contributions to a retirement account. SAFECO Services offers a low-cost administration package that includes a prototype plan, record keeping, testing and employee communications. Minimum investment amounts are negotiable.

PROFIT-SHARING AND MONEY PURCHASE PENSION PLANS. These plans allow corporations, partnerships and self-employed persons to make annual, tax-deductible contributions to a retirement account for each person covered by a plan. A plan may be adopted individually or paired with another plan to maximize contributions. SAFECO Services offers an administration package for these plans. Minimum investment amounts are negotiable.

THE ASSETS OF THESE PLANS MAY NOT BE INVESTED IN THE TAX-FREE MONEY FUND.

For  information  about  these  tax-deferred   retirement  plans,   please  call
1-800-278-1985.

------------------
ACCOUNT STATEMENTS
------------------

Periodically, you will receive an account statement showing your current fund holdings and transactions affecting your account. Confirmation statements will be sent to you confirming each transaction that affects your account including investments, redemptions and exchanges. Dividend distributions are confirmed at the end of each quarter. Please review the information on each confirmation statement for accuracy immediately upon receipt. If you do not notify us within 30 days of any processing error, SAFECO Services will consider the transactions listed on the confirmation statement to be correct.

------------------------------------------
ACCOUNT CHANGES AND SIGNATURE REQUIREMENTS
------------------------------------------

Changes to your account registration or the services you have selected must be in writing and signed by the persons specified on your account application as having authority to make changes. Send written changes to SAFECO Services at the address on the Prospectus cover. Certain changes to the Automatic Investment Method and Systematic Withdrawal Plan can be made by telephone if you have previously selected single signature authorization for your account.

You must specify on your account application the number of signatures required to authorize redemptions and exchanges and to change account registration or the services selected. Authorizing fewer than all account owners to take such actions has important implications. For example, one owner of a joint tenant account could redeem money or change the account registration to single ownership without the co-owner's signature. If you do not indicate otherwise on the application, the signatures of all account owners will be required to effect a transaction. Your selection of fewer than all account owner signatures may be revoked by any account owner who writes to SAFECO Services at the address on the Prospectus cover.

SAFECO Services may require a signature guarantee for a signature that cannot be verified by comparison to the signature(s) on your account application. A signature guarantee may be obtained from most financial institutions, including banks, savings and loans and broker-dealers.

-----------------------
SHARE PRICE CALCULATION
-----------------------

The net asset value per share ("NAV") of each Fund is computed as of the close of regular trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time) each day that Exchange is open for trading. The NAV is calculated by subtracting a Fund's liabilities from its assets and dividing the result by the number of outstanding shares. Each Fund intends to maintain a NAV of $1.00.

Like most money market funds, each Fund values the securities it owns on the basis of amortized cost. Each Fund may use amortized cost valuation as long as the Board of Trustees determines that it fairly reflects market value. Amortized cost valuation involves valuing a security at its cost and adding or subtracting, ratably to maturity, any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method minimizes the effect of changes in a security's market value and helps each Fund maintain a stable $1.00 share price.


----------------------
HOW TO PURCHASE SHARES
----------------------

A completed and signed application must accompany payment for an initial purchase by mail and in all cases is necessary before a redemption can be made. Specific applications for retirement accounts must be completed and signed before any retirement account can be set up (Money Fund only). The Funds only accept funds drawn in U.S. dollars and payable through a U.S. bank. The Funds do not accept currency. The Funds issue shares in uncertificated form. Certificates for whole shares will be issued without charge only upon written request. You will be required to post a bond to replace missing certificates.

The Funds have the right to refuse any investment.

INITIAL PURCHASES

Minimum Initial Investment $1,000.
IRA $250 (Money Fund Only)

Minimum initial investments are negotiable for retirement accounts other than IRAs (Money Fund Only).

No minimum initial investment is required to establish the Automatic Investment Method or Payroll Deduction Plan.

BY WRITTEN REQUEST

Send a check or money order made payable to the applicable Fund and a completed and signed application to the address on the Prospectus cover.

BY WIRE

Call toll-free 1-800-624-5711 or, in Seattle, 206-545-7319 for instructions.

Not available for retirement accounts.

ADDITIONAL PURCHASES

Minimum Additional Investments $100 (except dividend reinvestments).

Minimum additional investments are negotiable for retirement plans other than IRAs (Money Fund Only).

BY WRITTEN REQUEST

Send a check or money order payable to the applicable Fund to the address on the Prospectus cover. Please specify your account number.

BY WIRE

Instruct your bank to send wires to U.S. Bank of Washington, N.A., Seattle, Washington, ABA #1250-0010-5, Account #0017-086083.


To ensure timely credit to your account, ask your bank to include the following information in its wire to U.S. Bank of Washington, N.A.:

   .           SAFECO Fund Name
   .           SAFECO account number
   .           Name of the registered owner(s) of the SAFECO account

Delays of purchases caused by inadequate wire instructions are not the responsibility of the Funds or SAFECO Services.

Your bank may charge a fee for wire services.

BY TELEPHONE

Call 1-800-624-5711 or, in Seattle, 206-545-7319. You must have previously selected this service on your account application or by written request. Not available to open a new account or for retirement accounts.

Maximum purchase $100,000 per day, minimum purchase $100 per day.

Monies will be transferred from your predesignated bank account to your existing Fund account. Your bank may charge a fee if monies are wired to your Fund account. Please allow 15 business days after selecting this service for it to be available for use. Telephone purchases may be unavailable from some bank accounts and non-bank financial institutions. Please read "Telephone Transactions" on page 24 for important information.

THROUGH REGISTERED INVESTMENT ADVISERS

Please read "Transactions Through Registered Investment Advisers" on page 24 for important information.


SHARE PURCHASE PRICE

You will buy full and fractional shares at the NAV next computed after your check, money order or wire is received. For telephone purchase orders, you will receive the price per share calculated on the day monies are received from your bank account. Each Fund intends to maintain a NAV of $1.00. See "Share Price Calculation" on page 18 for more information.

--------------------
HOW TO REDEEM SHARES
--------------------

BY WRITTEN REQUEST

Shares may be redeemed by sending a letter that specifies your account number, the Fund's name and the number of shares or dollar amount you wish to redeem. The request should be sent to the address on the Prospectus cover. The request must be signed by the appropriate number of owners, and in some cases a signature guarantee may be required. In all cases, SAFECO Services must have a signed and completed application on file before a redemption can be made. See "Account Changes and Signature Requirements" on page 18 for more information.


Retirement account shareholders of the Money Fund must specify whether or not they elect 10% federal income tax withholding from a distribution.

BY TELEPHONE

Call 1-800-624-5711 or, in Seattle, 206-545-7319. You must have previously selected this service on your account application or by written request. Telephone redemptions are not available for retirement accounts or shares issued in certificate form. You may request that redemption proceeds be sent directly to your predesignated bank or mailed to your account address of record.

Please read "Telephone Transactions" on page 24 for important information.

BY REDEMPTION CHECK

SAFECO Services will send to you, free of charge, redemption checks (drafts) payable through U.S. Bank of Washington, N.A. Redemption checks are not available to IRA shareholders or for shares issued in certificate form. Redemption checks may be made payable to any person or entity and must contain the proper number of signatures. Redemption checks must be for $500 or more. Neither the Funds nor SAFECO Services will be liable for payment of postdated redemption checks. See "Account Changes and Signature Requirements" on page 18 for further information.

THROUGH REGISTERED INVESTMENT ADVISERS

Please read "Transactions Through Registered Investment Advisers" on page 24 for important information.

PLEASE NOTE THE FOLLOWING:

   o If your shares were purchased by wire, redemption proceeds will be available immediately. If shares were purchased by means other than wire, each Fund reserves the right to hold the proceeds of your redemption for up to 15 business days after investment or until such time as the Fund has received assurance that your investment will be honored by the bank on which it was drawn, whichever occurs first.

   o SAFECO Services charges a $10 fee to wire redemption proceeds. In addition, some banks may charge a fee to receive wires.

   o If shares are issued in certificate form, the certificates must accompany a redemption request and be duly endorsed.

   o     Under some circumstances  (e.g., a change in corporate officer or death
         of  an  owner),   SAFECO  Services  may  require  certified  copies  of
         supporting documents before a redemption will be made.

SHARE REDEMPTION PRICE AND PROCESSING

Your shares will be redeemed at the NAV next calculated after receipt of your request that meets the redemption requirements of the Funds. Redemption proceeds will normally be sent on the business day following receipt of your redemption request. If your redemption request is received after the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time), proceeds will normally be sent on the second business day following receipt. Each Fund, however, reserves the right to postpone payment of redemption proceeds for up to seven days if making immediate payment could adversely affect its portfolio. In addition, redemptions may be suspended or payment dates postponed if the New York Stock Exchange is closed, its trading is restricted or the Securities and Exchange Commission declares an emergency.

Due to the high cost of maintaining small accounts, your account may be closed upon 60 days' written notice if at the time of any redemption or exchange the total value falls below $100. Your shares will be redeemed at the share price calculated on the day your account is closed.

-----------------------------------------------
HOW TO SYSTEMATICALLY PURCHASE OR REDEEM SHARES
-----------------------------------------------

Call 1-800-426-6730 or in Seattle, 206-545-5530, for more information.

AUTOMATIC INVESTMENT METHOD (AIM)

AIM enables you to make regular monthly investments by authorizing SAFECO Services to withdraw a specific amount (minimum of $100 per withdrawal per Fund) from your bank account and invest the amount in either Fund.

PAYROLL DEDUCTION PLAN

An   employer  or  other   entity   using   group   billing   may   establish  a
self-administered payroll deduction plan in either Fund. Payroll deduction amounts are negotiable.

SYSTEMATIC WITHDRAWAL PLAN

This plan enables you to receive a portion of your investment on a monthly basis. A Fund automatically redeems shares in your account and sends you a withdrawal check (minimum amount $50 per Fund) on or about the fifth business day of every month.

-----------------------------------------------
HOW TO EXCHANGE SHARES FROM ONE FUND TO ANOTHER
-----------------------------------------------

An exchange is the redemption of shares of one SAFECO Fund and the purchase of shares of another SAFECO Fund in accounts that are identically registered; i.e., have the same registered owners and account number. For income tax purposes, depending on the cost or other basis of the shares you exchange, you may realize a capital gain or loss when you make an exchange. You may purchase shares of a SAFECO Fund by exchange only if it is registered for sale in the state where you reside. Before exchanging into a SAFECO Fund, please read its current Prospectus.

BY WRITTEN REQUEST

Shares may be exchanged by writing SAFECO Services at the address on the Prospectus cover. Please designate the SAFECO Funds you wish to exchange out of and into as well as your account number. The request must be signed by the number of owners designated on your account application, and in some cases a signature guarantee may be required. See "Account Changes and Signature Requirements" on page 18 for more information.

If the shares you want to exchange are evidenced by certificates, the certificates must accompany the request and be duly endorsed.

Under some circumstances (e.g., a change in corporate officer or death of an owner), SAFECO Services may require certified copies of supporting documents before an exchange can be made.

BY TELEPHONE

Call 1-800-624-5711 or, in Seattle, 206-545-7319.

Exchanges by telephone must be in amounts of $1,000 or more. Telephone exchanges are not available for shares issued in certificate form. Please read "Telephone Transactions" on page 24 for important information.

THROUGH REGISTERED INVESTMENT ADVISERS

Please read "Transactions Through Registered Investment Advisers" on page 24 for important information.

LIMITATIONS

Each Fund reserves the right to refuse exchange purchases by any person or group if, in SAM's judgment, the Fund would be unable to invest the money effectively in accordance with that Fund's investment objective and policies or would otherwise potentially be adversely affected.

The exchange privilege is not intended to provide a means for frequent trading in response to short-term fluctuations in the market. Excessive exchange transactions can be disadvantageous to other shareholders and the Funds. Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of that Fund's assets, for example, a pattern of exchanges that coincides with a "market-timing" strategy. Although a Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose the above restrictions at any time.

SHARE EXCHANGE PRICE AND PROCESSING

The shares of the SAFECO Fund you are exchanging from will be redeemed at the price next computed after your exchange request is received. Normally the purchase of the SAFECO Fund you are exchanging into is executed on the same day. However, each Fund reserves the right to delay the payment of proceeds and, hence, the purchase in an exchange for up to seven days if making immediate payment could adversely affect the portfolio of the Fund whose shares are being redeemed. The exchange privilege may be modified or terminated with respect to a Fund at any time, upon at least 60 days' notice to shareholders.

----------------------
TELEPHONE TRANSACTIONS
----------------------

To purchase, redeem or exchange shares by telephone, call 1-800-624-5711 or, in Seattle, 206-545-7319 between 5:30 a.m. and 7:00 p.m. Pacific time, Monday through Friday, except certain holidays. All telephone calls are tape-recorded for your protection. During times of drastic or unusual market volatility, it may be difficult for you to exercise the telephone transaction privileges.

To use the telephone purchase, redemption and exchange privileges, you must have previously selected these services either on your account application or by having submitted a request in writing to SAFECO Services at the address on the Prospectus cover. Purchasing, redeeming or exchanging shares by telephone allows the Funds and SAFECO Services to accept telephone instructions from an account owner or a person preauthorized in writing by an account owner.

Each Fund and SAFECO Services reserve the right to refuse any telephone transaction when a Fund or SAFECO Services, in its sole discretion, is unable to confirm to its satisfaction that a caller is the account owner or a person preauthorized by the account owner.

The Funds and SAFECO Services will not be liable for the authenticity of instructions received by telephone that a Fund or SAFECO Services, in its discretion, believes to be delivered by an account owner or preauthorized person, provided that the Fund or SAFECO Services follows reasonable procedures to identify the caller. The shareholder will bear the risk of any resulting loss. The Funds and SAFECO Services will follow certain procedures designed to make sure that telephone instructions are genuine. These procedures may include requiring the account owner to select the telephone privilege in writing prior to first use and to designate persons authorized to deliver telephone instructions. SAFECO Services tape-records telephone transactions and may request certain identifying information from the caller.

The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Funds or SAFECO Services.

---------------------------------------------------
TRANSACTIONS THROUGH REGISTERED INVESTMENT ADVISERS
---------------------------------------------------

SAFECO Services may accept instructions for share transactions and account information changes from investment advisers who are acting on behalf of shareholders, provided that the adviser is registered under the Investment

Advisers Act of 1940, has a signed agreement with SAFECO Services and has an executed power of attorney from the shareholder, in an acceptable form, on file with SAFECO Services. Advisers may charge a fee to shareholders for their services. The Trust, the Funds and SAFECO Services have no control over, or involvement with, the fees charged by advisers for such services. Advisers are responsible for the prompt forwarding of instructions on shareholders' accounts to SAFECO Services and are bound by the terms of this Prospectus. The Trust, the Funds, SAFECO Services and their affiliated companies will not be responsible to any shareholder for any losses, liabilities, costs or expenses associated with any investment advice or recommendation provided by the adviser to the shareholder or for accepting and following any instructions from such adviser on the shareholder's account(s).

                             SAFECO FAMILY OF FUNDS

                             STABILITY OF PRINCIPAL

                            SAFECO Money Market Fund
                        SAFECO Tax-Free Money Market Fund

                               TAXABLE BOND INCOME

                   SAFECO Intermediate-Term U.S. Treasury Fund
                                SAFECO GNMA Fund
                           SAFECO High-Yield Bond Fund

                              TAX-FREE BOND INCOME

                  SAFECO Intermediate-Term Municipal Bond Fund
                       SAFECO Insured Municipal Bond Fund
                           SAFECO Municipal Bond Fund
                     SAFECO California Tax-Free Income Fund
                   SAFECO Washington State Municipal Bond Fund

                    HIGH CURRENT INCOME WITH LONG-TERM GROWTH

                               SAFECO Income Fund

                                LONG-TERM GROWTH

                               SAFECO Growth Fund
                               SAFECO Equity Fund
                              SAFECO Northwest Fund
                         SAFECO International Stock Fund
                              SAFECO Balanced Fund
                         SAFECO Small Company Stock Fund


FOR MORE COMPLETE INFORMATION ON ANY SAFECO MUTUAL FUND, INCLUDING MANAGEMENT FEES AND EXPENSES, CALL OR WRITE FOR A FREE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

TO REQUEST A PROSPECTUS:                       PROSPECTUS

Nationwide:  1-800-426-6730                    July 19, 1996
Seattle:       206-545-5530
                                               SAFECO Money Market Fund

FOR 24-HOUR PERFORMANCE FIGURES:
                                               SAFECO Tax-Free Money Market Fund
Nationwide:  1-800-835-4391
Seattle:       206-545-5113
                                               No-Load Funds

FOR ACCOUNT INFORMATION OR TELEPHONE
TRANSACTIONS:

Nationwide:  1-800-624-5711
Seattle:       206-545-7319
Hearing Impaired TTY/TDD
 Service:         1-800-438-8718

ALL TELEPHONE CALLS ARE TAPE-
RECORDED FOR YOUR PROTECTION.


Mailing Address:

SAFECO MUTUAL FUNDS
P.O. Box 34890
Seattle, Washington 98124-1890

EXPRESS/OVERNIGHT MAIL:
SAFECO Mutual Funds
4333 Brooklyn Avenue NE
Seattle, Washington   98105

INTERNET ADDRESS:
http:\\networth.galt.com\safeco

SAFECO Securities, Inc.
Distributor

                            SAFECO Money Market Trust

                    SUPPLEMENT TO THE STATEMENT OF ADDITIONAL
                         INFORMATION DATED JULY 19, 1996

                        SUPPLEMENT DATED JANUARY 31, 1997

The  following   information   supplements  the  Trust's  No-Load  Statement  of
Additional Information.

1. The following information supplements the last paragraph following the caption "FINANCIAL STATEMENTS" on page 20.

The following unaudited financial statements for the Money Fund and the Tax-Free Money Fund are incorporated herein by reference to the Trust's Semi-Annual Report for the period ended September 30, 1996:

       Portfolio of Investments as of September 30, 1996 (unaudited) Statement of Assets and Liabilities as of September 30, 1996 (unaudited) Statement of Operations for the Period Ended September 30, 1996 (unaudited) Statement of Changes in Net Assets for the Period Ended September 30, 1996 (unaudited) September 30, 1996 Notes to Financial Statements (unaudited)

A copy of the Trust's Semi-Annual Report may be obtained by calling SAFECO Services at 1-800-624-6730 nationwide or 206-545-5530 in Seattle or by writing to the address on the Prospectus cover.


2. The following supplemental information is inserted following the first paragraph of the section captioned "ADDITIONAL PERFORMANCE INFORMATION" on page 12.

         The yield and effective yield for the Money Fund for the 7-day period ended September 30, 1996 was 4.59% and 4.69%, respectively.


3. The following supplemental information is inserted following the second paragraph of the section captioned "ADDITIONAL PERFORMANCE INFORMATION" on page 12.

         The yield and tax-equivalent yield at a tax rate of 39.6% for the Tax-Free Money Fund for the 7-day period ended September 30, 1996 was 3.13% and 5.18%, respectively.

                           SAFECO MONEY MARKET TRUST:

                            SAFECO MONEY MARKET FUND
                        SAFECO TAX-FREE MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the SAFECO Money Market Fund and SAFECO Tax-Free Money Market Fund. A copy of the Prospectus may be obtained by writing SAFECO Mutual Funds, P.O. Box 34890, Seattle, Washington 98124-1890, or by calling TOLL FREE:

                                   Nationwide
                                 1-800-426-6730

                                     Seattle
                                  206-545-5530

The date of the most current Prospectus of the Funds to which this Statement of Additional Information relates is July 19, 1996.

The date of this Statement of Additional Information is July 19, 1996.

------------------------------------------------------------------------------

                                TABLE OF CONTENTS

Overview of Investment Policies          2      Additional Information      13
                                                   on Dividends
Investment Policies                      2
                                                Trustees and Officers       14
Additional Investment Information        8
                                                Investment Advisory and     16
Additional Tax Information               11        Other Services
   Regarding the Tax-Free
   Money Fund                                   Brokerage Practices         19

Additional Information On                11     Redemption in Kind          19
  Calculation of Net Asset
  Value Per Share                               Financial Statements        20

Additional Performance                   12     Description of Ratings      20
  Information

OVERVIEW OF INVESTMENT POLICIES

SAFECO Money Market Fund ("Money Fund") and SAFECO Tax-Free Money Market Fund ("Tax-Free Money Fund") (together the "Funds") are each a series of the SAFECO Money Market Trust ("Trust"). The investment policies of each Fund are described in the Prospectus and this Statement of Additional Information. These policies state the investment practices that the Funds will follow, in some cases limiting investments to a certain percentage of assets. The types of securities a Fund may purchase are also disclosed in the Prospectus. If a policy's percentage limitation is adhered to immediately after and as a result of the investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values, net assets or other circumstances will not be considered in determining whether a Fund complies with the applicable limitation. With respect to the Tax-Free Money Fund's investment restrictions, the entity that has the ultimate responsibility for the payment of interest and principal on a particular security is deemed the issuer for purposes of the investment policies.

Each Fund's fundamental policies may not be changed without the approval of a majority of its outstanding voting securities. For purposes of such approval, the vote of a majority of the outstanding voting securities of a Fund means the vote, at a meeting of the shareholders of such Fund duly called, (i) of 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities, whichever is less.

Non-fundamental investment policies may be changed by the Trust's Board of Trustees without shareholder approval.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES OF THE MONEY FUND

The Money Fund has adopted the following fundamental policies. The Money Fund will NOT:

     1. Purchase securities of any issuer, other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, if, as a result, more than five percent (5%) of the value of the Money Fund's assets would be invested in securities of such issuer;

     2. Purchase more than ten percent (10%) of any class of securities of any issuer. All issues of debt securities of any issuer are considered as one class;

     3. Concentrate more than twenty-five percent (25%) of the value of its total assets in any one industry including securities issued by foreign banks and foreign branches of U.S. banks; provided, however, that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to certificates of deposit or bankers' acceptances issued by domestic banks;

     4. Invest more than five percent (5%) of the Money Fund's total assets in securities of issuers that with their predecessors have a record of less than three years' continuous operation; 5. Invest more than five percent (5%) of the Money Fund's total assets in securities restricted as to disposition under the federal securities laws;

     6. Invest more than ten percent (10%) of the Money Fund's total assets in time deposits, repurchase agreements maturing in more than seven days and other non-negotiable instruments;

     7. Enter into repurchase agreements if, as a result thereof, more than ten percent (10%) of the Fund's total assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days;

     8. Make loans to others, except through the purchase of publicly distributed debt obligations or repurchase agreements;

     9. Borrow money, except from a bank or affiliates of SAFECO Corporation at an interest rate not greater than that available to the Money Fund from commercial banks, for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding twenty percent (20%) of its total assets (including borrowings) less liabilities (other than borrowings) immediately after such borrowing. The Money Fund will not purchase securities if borrowings equal to or greater than five percent (5%) of the Fund's total assets are outstanding;

     10. Make short sales of securities or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, or purchase or sell any put or call options or combinations thereof;

     11. Pledge, mortgage or hypothecate, or in any other manner transfer as security for indebtedness any security owned by the Money Fund, except as may be necessary in connection with permissible borrowings mentioned in paragraph 9 above, and then such pledging, mortgaging or hypothecating may not exceed fifteen percent (15%) of the Money Fund's total assets, taken at cost; provided, however, that as a matter of operating policy the Money Fund will limit any such pledging, mortgaging or hypothecating to ten percent (10%) of its net assets, taken at market, in order to comply with certain state investment restrictions;

     12. Purchase or retain securities of any issuer if any of the officers or directors of the Money Fund or its investment adviser owns beneficially more than one-half of one percent (.5%) of the securities of such issuer and together own more than five percent (5%) of the securities of such issuer;

     13. Invest in commodities or commodity futures contracts or in real estate, although the Money Fund may invest in securities which are secured by real estate and securities of issuers that invest or deal in real estate;

     14. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in securities of issuers that invest in or sponsor such programs;

     15.   Purchase securities of other investment companies;

     16. Underwrite securities issued by others except to the extent the Money Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities; or

     17. Issue or sell any senior security, except that this restriction shall not be construed to prohibit the Money Fund from borrowing funds (i) on a temporary basis as permitted by Section 18(g) of the Investment Company Act of 1940, or (ii) from any bank provided, that immediately after such borrowing, there is an asset coverage of at least three hundred percent (300%) for all such borrowings and provided, further, that in the event that such asset coverage shall at any time fall below three hundred percent (300%), the Money Fund shall, within three (3) days thereafter (not including Sundays and holidays), or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least three hundred percent (300%) (for purposes of this restriction, the terms "senior security" and "asset coverage" shall be understood to have the meaning assigned to those terms in Section 18 of the Investment Company Act of 1940).

NON-FUNDAMENTAL INVESTMENT POLICIES OF THE MONEY FUND

The Money Fund has adopted the following non-fundamental policies with respect to its investment activities:

     1. The Money Fund will not invest in securities with unlimited liability; e.g., securities the holder of which may be assessed for amounts in addition to the subscription or other price paid for the security.

     2. The Money Fund will not buy or sell foreign currency, except as may be necessary to convert the proceeds of the sale of foreign securities in the Fund's portfolio into U.S. dollars.

     3. The Money Fund may invest up to five percent (5%) of its total assets in restricted securities eligible for resale under Rule 144A ("Rule 144A securities") or Section 4(2) of the Securities Act of 1933 ("Section 4(2) securities"), provided that SAFECO Asset Management Company ("SAM"), the Fund's investment advisor, has determined that such securities are liquid under guidelines adopted by the Board of Trustees.

FUNDAMENTAL INVESTMENT POLICIES OF THE TAX-FREE MONEY FUND

The Tax-Free Money Fund has adopted the following fundamental policies. The Tax-Free Money Fund may NOT:

1. Purchase the securities of any issuer (except the U.S. Government, its agencies or instrumentalities), if as a result more than five percent (5%) of the value of its total assets would be invested in the securities of such issuer, except that up to twenty-five percent (25%) of the value of the Tax-Free Money Fund's assets (which twenty-five percent (25%) shall not include securities issued by another investment company) may be invested without regard to this five percent (5%) limitation;

2. Underwrite any issue of securities, except to the extent that the pur-chase of municipal obligations or other permitted investments directly from the issuer in accordance with the Tax-Free Money Fund's investment objective, policies and restrictions and the later disposition thereof may be deemed to be underwriting;

3. Purchase or sell real estate, but this shall not prevent the Tax-Free Money Fund from investing in municipal obligations or other permitted investments secured by real estate or interests therein;

4. Purchase or retain for the Tax-Free Money Fund's portfolio the securities of any issuer if, to the Tax-Free Money Fund's knowledge, the officers or directors of the Tax-Free Money Fund, or its investment adviser, who individually own more than one-half of one percent (.5%) of the outstanding securities of such an issuer, together own more than five percent (5%) of such outstanding securities;

5. Participate on a joint or a joint-and-several basis in any trading account in securities, except that the Tax-Free Money Fund may, for the purpose of seeking better net results on portfolio transactions or lower brokerage commission rates, join with other transactions executed by the investment adviser or the investment adviser's parent company or any subsidiary thereof;

6. Purchase from, or sell portfolio securities to, any officer or director, the Tax-Free Money Fund's investment adviser, principal underwriter or any affiliates or subsidiaries thereof;

7. Borrow money, except from a bank or affiliates of SAFECO Corporation at an interest rate not greater than that available to the Tax-Free Money Fund from commercial banks, for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding twenty percent (20%) of its total assets (including borrowings) less liabilities (other than borrowings) immediately after such borrowing. The Tax-Free Money Fund will not purchase securities if borrowings equal to or greater than five percent (5%) of the Fund's total assets are outstanding;

8. Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph 7 above, it may pledge securities having a market value at the time of pledge not exceeding ten percent (10%) of the cost of the Tax-Free Money Fund's total assets;

9. Make loans, except through the purchase of a portion of an issue of debt securities in accordance with the Tax-Free Money Fund's investment objective, policies and restrictions, and through investments in qualified repurchase agreements;

10. Purchase or sell commodities or commodity contracts or invest in oil, gas or other mineral exploration or development programs;

11. Make short sales of securities or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

12. Knowingly purchase or otherwise acquire any securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market, except, however, the Tax-Free Money Fund may invest up to ten percent (10%) of its net assets in qualified repurchase agreements that mature in more than seven (7) days;

13. Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if as a result more than twenty-five percent (25%) of the Tax-Free Money Fund's total assets would be invested in any one industry (governmental issuers of special or general tax-exempt securities are not considered part of any one industry);

14. Purchase an industrial development bond, if as a result of such purchase more than five percent (5%) of the Tax-Free Money Fund's total assets would be invested in industrial development bonds where the payment of principal and interest is the responsibility of a company with less than three years' operating history;

15. Issue or sell any senior security, except that this restriction shall not be construed to prohibit the Tax-Free Money Fund from borrowing funds (i) on a temporary basis as permitted by Section 18(g) of the Investment Company Act of 1940, or (ii) from any bank, provided that immediately after such borrowing, there is an "asset coverage" of at least three hundred percent (300%) for all such borrowings and provided, further, that in the event that such "asset coverage" shall at any time fall below three hundred percent (300%), the Tax-Free Money Fund shall, within three (3) days thereafter (not including Sundays and holidays), or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least three hundred percent (300%) (for purposes of this restriction, the terms "senior security" and "asset coverage" shall have the meanings assigned to those terms in the Investment Company Act of 1940);

16. Permit more than twenty-five (25%) of its total assets to be invested in municipal obligations and other permitted investments, the interest on which is payable  from  revenues on similar  types of  projects,  such as:
      sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities; or air or water pollution control projects;

17. Write, purchase or sell puts, calls or combinations thereof; however, the Tax-Free Money Fund may purchase municipal obligations subject to standby commitments, variable rate demand notes or repurchase agreements in accord with its investment objective and policies;

18. Permit more than twenty percent (20%) of its net assets to be invested, during normal market conditions, in securities whose interest is NOT, in the Tax-Free Money Fund's opinion, exempt from federal income tax, as long as the Fund has as its investment objective to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital. As a matter of operating policy, the Tax-Free Money Fund may base its opinion on an opinion of counsel for the issuer. The Tax-Free Money Fund may invest in taxable securities if the Fund's investment adviser believes the yields then available on municipal obligations are not attractive and wishes to defer the investment in municipal obligations having longer maturities until conditions in the municipal bond market improve. If any taxable securities are held, as a matter of operating policy, the Tax-Free Money Fund will not hold more than five percent (5%) of its total assets in the securities of any one issuer; or

19. Purchase securities if as a result of such purchase more than five percent (5%) of the Tax-Free Money Fund's total assets would be invested in securities where the payment of principal and interest is the responsibility of a company with less than three years' operating history.

      For purposes of the above investment restrictions, the entity which has the ultimate responsibility for the payment of interest and principal on a particular security will be deemed to be its issuer.

NON-FUNDAMENTAL INVESTMENT POLICIES OF THE TAX-FREE MONEY FUND

The Tax-Free Money Fund has adopted the following non-fundamental policies with respect to its investment activities:

     1. The Fund will not purchase the securities of any issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result, more than five percent (5%) of the value of its total assets would be invested in the securities of such issuer. Notwithstanding this policy, the Tax-Free Money Fund may invest up to 25% of its total assets in the first tier securities (as defined below) of a single issuer for up to three business days after purchase. First tier securities are securities (1) rated in the highest short-term category by two nationally recognized statistical rating organizations ("NRSROs"); (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the securities a short-term rating; or (3) unrated, but determined by SAM to be of comparable quality.

     2. The Fund will not invest in securities with unlimited liability; e.g., securities the holder of which may be assessed for amounts in addition to the subscription or other price paid for the security.

     3. The Fund will not buy or sell foreign currency, except as may be necessary to convert the proceeds of the sale of foreign securities in the Fund's portfolio into U.S. dollars.

     4.    The  Fund  may  purchase  shares  of  no-load,   open-end  investment
           companies  that  invest  in  tax-exempt   securities  with  remaining
           maturities of thirteen (13) months or less.

     5. While the Tax-Free Money Fund does not seek profits from short-term trading, it may sell any security prior to maturity to enhance yield, protect principal or improve liquidity.

     6. The Fund reserves the right to hold cash, if necessary, as a temporary defensive measure or in an emergency situation.

     7. The Fund may invest up to five percent (5%) of its total assets in Rule 144A securities or Section 4(2) securities, provided that SAM has determined that such securities are liquid under guidelines adopted by the Board of Trustees.

ADDITIONAL INVESTMENT INFORMATION

1. QUALITY AND MATURITY. Pursuant to procedures adopted by the Board of Trustees, the Funds may purchase only high-quality securities that SAM believes present minimal credit risks. To be considered high quality, a security must be rated, or the issuer must have received a rating for a comparable short-term security, in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by SAM.

      High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., A-1 by Standard & Poor's Rating Group ("S&P")) and second tier securities are those deemed to be in the second highest rating category (e.g., A-2 by S&P).

      The Money Market Fund may not invest more then 5% of its total assets in second tier securities. In addition, the Money Market Fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

      The Funds currently intend to limit their investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, a Fund may look to an interest rate reset or demand feature.

      A security is considered to be rated if either the security itself is assigned a rating or the issuer is assigned a rating for comparable short-term debt obligations. Alternatively, a security (whether or not rated) with an unconditional demand feature (as defined in Rule 2a-7) may be considered to be rated if the demand feature or its issuer has been assigned a rating. See "Description of Ratings" on page 20 for further explanation of rating categories.

2. RESTRICTED SECURITIES AND RULE 144A SECURITIES. Restricted securities are securities that may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act or, if they are unregistered, in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the Securities and Exchange Commission ("SEC") has adopted Rule 144A under the 1933 Act, which is designed to further facilitate efficient trading among institutional investors by permitting the sale of Rule 144A securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. SAM, acting under guidelines established by the Trust's Board of Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid.

      Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price then prevailed when it decided to sell. To the extent privately placed securities are illiquid, purchases thereof will be subject to any limitations on investments in illiquid securities. Restricted securities for which no market exists are priced at fair value as determined in accordance with procedures approved and periodically reviewed by the Trust's Board of Trustees.

3. MUNICIPAL BONDS. Municipal bonds are issued to raise longer-term capital but, when purchased by the Tax-Free Fund, will have thirteen (13) months or less remaining until maturity or will have a variable or floating rate of interest. These issues may be either general obligation bonds or revenue bonds.

4. VARIABLE AND FLOATING RATE INSTRUMENTS. Certain municipal obligations may carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals so as to cause the instruments' market value to approximate their par value. Floating rate instruments bear interest at rates which vary automatically with changes in specified market rates or indices, such as the bank prime rate. A Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affect the ability of the issuer to pay the instrument at par value.

5. TERM PUT BONDS. Term put bonds are variable rate obligations which have a maturity in excess of one year with the option to put back (sell back) the bonds on a specified put date. On the put date, the interest rate of the bond is reset according to current market conditions and accrues at the reset rate until the next put date. The Fund may also hold mandatory put bonds. Mandatory put bonds require the holder to take certain action to retain the bonds. Put bonds are generally credit-enhanced by collateral, guaranteed investment contracts, surety bonds, a letter of credit or insurance which guarantees the payment of principal and interest.

6. BOND ANTICIPATION NOTES (BANS). These notes are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet the obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

7. TAX ANTICIPATION NOTES (TANS). These notes are issued by state and local governments to finance their current operations. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

8. REVENUE ANTICIPATION NOTES (RANS). These notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of project revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

9. TAX-EXEMPT COMMERCIAL PAPER. These are short-term securities issued by states, municipalities and their agencies. Tax-exempt commercial paper may be structured similarly to put bonds with credit enhancements, long nominal maturities, and mandatory put dates, which are agreed upon by the buyer and the seller at the time of purchase. The put date acts as a maturity date for the security, and generally will be shorter than the maturities of Project Notes (PNs), BANs, RANs or TANs. There is a limited secondary market for issues of tax-exempt commercial paper.

10. ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which they are valued. Due to the absence of an active trading market, a Fund may experience difficulty in valuing or disposing of illiquid securities. SAM determines the liquidity of the securities under guidelines adopted by the Trust's Board of Trustees.

11. FOREIGN ISSUERS. Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

12. SECURITIES ISSUED BY BANKS. Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. The Funds may also invest in U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies and mortgage bankers, as well as banks.

      The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and the Funds may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

      Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.

ADDITIONAL TAX INFORMATION REGARDING THE TAX-FREE MONEY FUND

The tax-exempt interest portions of each daily dividend will be based upon the ratio of the Tax-Free Money Fund's tax-exempt income to taxable income for the entire fiscal year (average annual method). As a result, the percentage of tax-exempt income for any particular distribution may be substantially different from the percentage of the Tax-Free Money Fund's income that was tax-exempt during the period covered by that distribution. The Tax-Free Money Fund will advise its shareholders of this ratio within 60 days after the close of the Tax-Free Money Fund's fiscal year.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Tax-Free Money Fund is not deductible. In addition, entities or persons who are "substantial users" (or related persons) of facilities financed by most "private activity" bonds should consult their tax advisers before purchasing shares of the Tax-Free Money Fund. "Substantial user" is generally defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of most "private activity" bonds.

In the future, proposals may be introduced before Congress for the purpose of further restricting or even eliminating the federal income tax exemption for interest on all or certain types of municipal obligations. If such a proposal were enacted, the availability of municipal obligations for investment by the Fund and the value of the Fund's portfolio would be affected. In such event, the Fund would review its investment objective and policies.

ADDITIONAL INFORMATION ON CALCULATION OF NET ASSET VALUE PER SHARE

Each Fund determines its net asset value per share ("NAV") by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding. The NAV of each Fund is calculated as of the close of regular trading on the New York Stock Exchange ("Exchange") every day the Exchange is open for trading and at such other times and/or on such other days as there is sufficient trading. The Exchange is closed on the following days: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The portfolio instruments of each Fund are valued on the basis of amortized cost. The valuation of each Fund's portfolio securities based upon amortized cost, and the maintenance of each Fund's NAV at $1.00, are permitted pursuant to Rule 2a-7 under the Investment Company Act of 1940. Pursuant to that Rule, each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of thirteen months or less, and invests only in securities determined by SAM, under guidelines adopted by the Trust's Board of Trustees, to be of high quality and to present minimal credit risks. The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, each Fund's price-per-share as computed for the purpose of sales and redemptions at $1.00. These procedures include a review of each Fund's portfolio holdings by the Board of Trustees, at such intervals as the Board deems appropriate, to determine whether a Fund's net asset value per share, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders of that Fund. In the event the Board determines that such a deviation exists in a Fund, the Trustees will take such corrective action with respect to the Fund as they regard as necessary and appropriate, including: selling portfolio investments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, establishing the NAV by using available market quotations; or such other measures as the Trustees deem appropriate.

ADDITIONAL PERFORMANCE INFORMATION

The yield and effective yield for the Money Fund for the 7-day period ended March 31, 1996 was 4.60% and 4.70%, respectively.

The yield and tax-equivalent yield at a tax rate of 39.6% for the Tax-Free Money
Fund  for  the  7-day   period  ended  March  31,  1996  was  2.92%  and  4.83%,
respectively.

Yield is computed using the following formula:

                       (x-y)-z                          365
             Yield = [ ------- ] = Base Period Return x ---
                            y                            7

      Where:      x =   value of one share at the end of a 7-day
                          period

                    y   = value of one share at the  beginning of a 7-day period
                          ($1.00)

                    z = capital changes during the 7-day period, if any

Effective yield is computed using the following formula:

             Effective yield = [(Base Period Return + 1) 365/7] -1


Tax-equivalent yield is computed using the following formula:

                                       eg
             Tax-equivalent yield = [ ----- ] + [e (1-g)]
                                       1-f

      Where:      e =   yield as calculated above

                        f =  tax rate

                        g =  percentage of yield which is tax-free

During periods of declining interest rates, each Fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in either Fund would be able to obtain a somewhat higher yield than would result if each Fund utilized market valuations to determine its NAV.
The converse would apply in a period of rising interest rates.

Each Fund may present in its advertisements and sales literature (i) a biography or the credentials of its portfolio manager (including but not limited to educational degrees, professional designations, work experience, work responsibilities and outside interests), (ii) current facts (including but not limited to number of employees, number of shareholders, business characteristics) about its investment adviser (SAM) the investment adviser's parent company (SAFECO Corporation) or the SAFECO Family of Funds, and (iii) descriptions, including quotations attributable to the portfolio manager, of the investment style used to manage a Fund's portfolio, the research methodologies underlying securities selection and a Fund's investment objective, and (iv) information about particular securities held in a Fund's portfolio.

Performance   information  and  quoted  ratings  are  indicative  only  of  past performance and are not intended to represent future investment results.

ADDITIONAL INFORMATION ON DIVIDENDS

Because each Fund intends to hold its portfolio securities to maturity and expects that most of its portfolio securities will be valued at their amortized cost, realized gains or losses should not be a significant factor in the computation of net income. Should, however, in an unusual circumstance, either Fund experience a realized gain or loss, a shareholder of that Fund could receive an increased, reduced, or no dividend for a period of time. In such an event, the Trust's Board of Trustees would consider whether to adhere to its present dividend policy or to revise it in light of the then-prevailing circumstances.



TRUSTEES AND OFFICERS
                                           Position(s)
                                           Held with                Principal Occupation(s)
Name, Address and Age                      the Trust                During Past 5 Years
---------------------                      -----------              -------------------

Boh A. Dickey*                             Chairman                 Executive  Vice   President,   Chief  Financial
Safeco Plaza                               and Trustee              Officer  and  Director  of SAFECO  Corporation.
Seattle, Washington 98185                                           He has  been an  executive  officer  of  SAFECO
(51)                                                                Corporation  subsidiaries since 1982. See table
                                                                    under "Investment Advisory and Other Services."



Barbara J. Dingfield                       Trustee                  Manager,  Corporate Contributions and Community
Microsoft Corporation                                               Programs for  Microsoft  Corporation,  Redmond,
One Microsoft Way                                                   Washington,   a  computer   software   company;
Redmond, WA 98052                                                   Director and former  Executive  Vice  President
(50)                                                                of Wright Runstad & Co.,  Seattle,  Washington,
                                                                    a real estate development company; Director of
                                                                    First SAFECO  National Life Insurance  Company
                                                                    of New York.

Richard W. Hubbard*                        Trustee                  Retired Vice President and Treasurer of the Trust
1270 NW Blakely Court                                               and other SAFECO  Trusts;  retired Senior Vice
Seattle, WA 98177                                                   President and Treasurer of SAFECO Corporation;
(67)                                                                former  President of SAFECO  Asset  Management
                                                                    Company.

                                                        14

Richard E. Lundgren                        Trustee                  Director of Marketing  and Customer  Relations,
764 S. 293rd Street                                                 Building Materials  Distribution,  Weyerhaeuser
Federal Way, Washington 98032                                       Company, Tacoma, Washington;  Director of First
(58)                                                                SAFECO  National Life Insurance  Company of New
                                                                    York.


Larry L. Pinnt                             Trustee                  Retired  Vice  President  and  Chief  Financial
1600 Bell Plaza                                                     Officer,  U  S  WEST  Communications,  Seattle,
Room 1802                                                           Washington;    Director    of   Key   Bank   of
Seattle, Washington 98191                                           Washington,  Seattle,  Washington;  Director of
(61)                                                                University   of  Washington   Medical   Center,
                                                                    Seattle,   Washington;   Director   of  Cascade
                                                                    Natural Gas Corporation,  Seattle,  Washington;
                                                                    Director   of  First   SAFECO   National   Life
                                                                    Insurance Company of New York.

John W. Schneider                          Trustee                  President of Wallingford Group, Inc.,  Seattle,
1808 N 41st Street                                                  Washington;  former  President of Coast Hotels,
Seattle, Washington 98103                                           Inc.;  Director of First SAFECO  National  Life
(54)                                                                Insurance Company of New York.

David F. Hill                              President                President of SAFECO Securities, Inc. and SAFECO
SAFECO Plaza                                                        Services  Corporation and Senior Vice President
Seattle, Washington 98185                                           of SAFECO Asset Management  Company.  See table
(47)                                                                under "Investment Advisory and Other Services."



Neal A. Fuller                             Vice President,          Vice  President,   Controller,   Treasurer  and
SAFECO Plaza                               Controller,              Assistant Secretary of SAFECO Securities,  Inc.
Seattle, Washington 98185                  Assistant                and   SAFECO   Services    Corporation;    Vice
(34)                                        Secretary               President,  Controller, Secretary and Treasurer
                                                                    of SAFECO Asset Management Company.  See table
                                                                    under "Investment Advisory and Other Services."

                                                        15

Ronald L. Spaulding                        Vice President           Vice   Chairman  of  SAFECO  Asset   Management
SAFECO Plaza                               Treasurer                Company;   Vice   President  and  Treasurer  of
Seattle, Washington 98185                                           SAFECO   Corporation;    Vice   President   and
                                                                    Director  of  SAFECO  Life  Insurance  Company;
                                                                    former  Senior  Portfolio   Manager  of  SAFECO
                                                                    Insurance  Companies;  former Portfolio Manager
                                                                    for  several  SAFECO  mutual  funds.  See table
                                                                    under "Investment Advisory and Other Services."


* Trustees who are interested persons as defined by the Investment Company Act of 1940.




                               COMPENSATION TABLE
                            FOR THE FISCAL YEAR ENDED
                                 MARCH 31, 1996

                                                                                                Total
                                                  Pension or                                    Compensation
                                                  Retirement                                    From
                                                  Benefits                Estimated             Registrant and
                         Aggregate                Accrued As              Annual                Fund Complex
                         Compensation             Part of Fund            Benefits Upon         Paid to
        Trustee          from Registrant          Expenses                Retirement            Trustees
        -------          ---------------          --------                ----------            --------

Barbara J. Dingfield     $2,095                    N/A                     N/A                  $24,813


Richard E. Lundgren      $2,095                    N/A                     N/A                  $24,813

L.D. McClean             $2,095                    N/A                     N/A                  $24,813

Larry L. Pinnt           $2,095                    N/A                     N/A                  $24,813

John W. Schneider        $2,095                    N/A                     N/A                  $24,813

Boh A. Dickey            $    0                                                                 $     0

Richard W. Hubbard       $2,095                    N/A                     N/A                  $23,000



Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or officers of the Trust are compensated by the Trust. Each Trustee also serves as trustee for six other registered open-end, management investment companies that have, in the aggregate, twenty-nine series companies managed by SAM.

At June 30, 1996 the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

SAM, SAFECO Securities, Inc. ("SAFECO Securities") and SAFECO Services Corporation ("SAFECO Services") are wholly-owned subsidiaries of SAFECO Corporation. SAFECO Securities is the principal underwriter of each Fund and SAFECO Services is the transfer, dividend and distribution disbursement and shareholder servicing agent of each Fund.

The following individuals have the following positions and offices with the Trust, SAM, SAFECO Securities and SAFECO Services:


                                                                         SAFECO                 SAFECO
         Name              Trust                     SAM                 Securities             Services
         ----              -----                     ---                 ----------             --------

B. A. Dickey             Chairman                 Director Chairman                             Director
                         Trustee

D. F. Hill               President                Senior Vice            President              President
                                                  President              Director Secretary     Secretary
                                                  Director                                      Director

N. A. Fuller             Vice President           Vice                   Vice                   Vice
                         Controller               President              President Controller   President Controller
                         Assistant                Controller             Assistant              Assistant
                         Secretary                Secretary              Secretary Treasurer    Secretary Treasurer
                                                  Treasurer
                                                                         Director               Director

R.L. Spaulding           Vice President           Vice Chairman
                         Treasurer                Director

S. C. Bauer                                       President
                                                  Director


Mr. Dickey is Chief Financial Officer, Executive Vice President and a director of SAFECO Corporation and Mr. Spaulding is Treasurer and Vice President of SAFECO Corporation. Messrs. Dickey and Spaulding are also directors of several other SAFECO Corporation subsidiaries.

In connection with its investment advisory contract with the Trust, SAM furnishes or pays for all facilities and services furnished or performed for or on behalf of the Trust and each Fund which includes furnishing office facilities, books, records and personnel to manage the Trust's and each Fund's affairs and paying certain expenses.

For the services and facilities furnished by SAM, each Fund has agreed to pay an annual fee computed on the basis of the average market value of the net assets of each Fund ascertained each business day and paid monthly in accordance with the following schedules. The reduction in fees occurs only at such time as the respective Fund's net assets reach the dollar amounts of the break points and applies only to those assets that fall within the specified range:


                  MONEY MARKET FUND

       NET ASSETS                                                     FEE

       $0 - $250,000,000                                            .5 of 1%

       $250,000,001 - $500,000,000                                  .4 of 1%

       $500,000,001 - $750,000,000                                  .3 of 1%

       Over $750,000,000                                            .25 of 1%

                 TAX-FREE MONEY FUND

       NET ASSETS                                                     FEE

       $0 - $100,000,000                                            .5 of 1%

       $100,000,001 - $250,000,000                                  .4 of 1%

       $250,000,001 - $500,000,000                                  .3 of 1%

       Over $500,000,000                                            .2 of 1%

Each Fund bears all expenses of its operations not specifically assumed by SAM. SAM has agreed to reimburse each Fund for the amount by which the Fund's expenses in any full fiscal year (excluding interest expense, taxes, brokerage expenses and extraordinary expenses) exceed the limits prescribed by any state in which a Fund's shares are qualified for sale. Presently, the most restrictive expense ratio limitation imposed by any such state is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of such assets, and 1.5% of the remaining net assets. For the purpose of determining whether a Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis. If a Fund is entitled to a reimbursement, that month's advisory fee will be reduced or postponed, with any adjustment made after the end of the fiscal year.

The following table states the total amounts of compensation paid to SAM for the past three fiscal years for the Money and Tax-Free Money Funds:

                                   Years Ended


            Fund        March 31, 1996      March 31, 1995     March 31, 1994
            ----        --------------      --------------     --------------

Money Fund                 $864,914            $840,727           $690,549

Tax-Free Money Fund        $380,360            $424,888           $401,632


U.S. Bank of Washington, N.A., 1420 Fifth Avenue, Seattle, Washington 98101, is the custodian of the securities, cash and other assets of each Fund under an agreement with the Trust. Ernst & Young LLP, 999 Third Avenue, Suite 3500, Seattle, Washington 98104, is the independent auditor of each Fund's financial statements.

SAFECO Services, SAFECO Plaza, Seattle, Washington 98185, is the transfer, dividend and distribution, disbursement and shareholder servicing agent for each Fund under an agreement with the Trust. SAFECO Services provides, or through subcontracts makes provision for, all required transfer agent activity, including maintenance of records of each Fund's shareholders, records of transactions involving each Fund's shares, and the compilation, distribution, or reinvestment of income dividends or capital gains distributions. SAFECO Services is paid a fee for these services equal to $34.00 per shareholder account, but not to exceed .30% of each Fund's average net assets. The following table shows the fees paid by each Fund to SAFECO Services during the past three fiscal years:


                                  Years Ended*


Fund                    March 31, 1996    March 31, 1995    March 31, 1994
----                    --------------    --------------    --------------

Money Fund              $424,260          $385,495          $308,090

Tax-Free Money Fund     $ 71,478          $ 74,294          $ 63,163


*Table reflects fees of $3.10 per shareholder transaction payable pursuant to the prior fee schedule.

SAFECO Securities is the principal underwriter for each Fund and distributes each Fund's shares on a continuous best efforts basis under an agreement with the Trust. SAFECO Securities is not compensated by the Trust or the Funds for underwriting, distribution or other activities.

BROKERAGE PRACTICES

SAM places orders for the purchase or sale of the Funds' portfolio securities. In deciding which broker to use in a given transaction, SAM uses the following criteria:

(1) Which broker gives the best execution (i.e., which broker is able to trade the securities in the size and at the price desired and on a timely basis);

(2)      Whether the broker is known to SAM as being reputable; and

(3) All other things being equal, which broker has provided useful research services to SAM.

Such research services as are furnished to SAM during the year (e.g., written reports analyzing economic and financial characteristics of industries and companies, telephone conversations between brokerage security analysts and members of SAM's staff, and personal visits by such analysts and brokerage strategists and economists to SAM's office) are used by SAM to advise all of its clients including the Funds, but not all such research services furnished to SAM are used by it to advise the Funds. SAM does not pay excess commissions or mark-ups to any broker or dealer for research services or for any other reason. Since purchases of money market instruments and municipal obligations from brokers as principals do not involve the payment of brokerage commissions, neither Fund expects to incur brokerage expense.

REDEMPTION IN KIND

If the Trust concludes that cash payment upon redemption to a shareholder would be prejudicial to the best interest of the other shareholders of a Fund, a portion of the payment may be made in kind. The Trust has elected to be governed by Rule 18(f)(1) under the Investment Company Act of 1940, pursuant to which the Trust must redeem shares tendered by a shareholder of a Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period. Any shares tendered by the shareholder in excess of the above-mentioned limit may be redeemed through distribution of a Fund's assets. Any securities or other property so distributed in kind shall be valued by the same method as is used in computing NAV. Distributions in kind will be made in readily marketable securities, unless the investor elects otherwise. Investors may incur brokerage costs in disposing of securities received in such a distribution in kind.

FINANCIAL STATEMENTS

The following financial statements and the report thereon of Ernst & Young LLP, independent auditors, are incorporated herein by reference to the Trust's Annual Report for the year ended March 31, 1996:

         Portfolio of Investments as of March 31, 1996 Statement of Assets and Liabilities as of March 31, 1996 Statement of Operations for the Year ended March 31, 1996
         Statement of Changes in Net Assets for the Years Ended March 31,
         1996 and March 31, 1995
         Notes to Financial Statements

A copy of the Trust's Annual Report accompanies this Statement of Additional Information. Additional copies may be obtained by calling SAFECO Services at 1-800-426-6730 nationwide or 206-545-5530 in Seattle or by writing to the address on the Prospectus cover.

DESCRIPTION OF RATINGS

Ratings by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Rating Group ("Standard & Poor's") represent their respective opinions as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations with an original maturity not exceeding one year.

Prime-1: Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

        o  Leading market positions in well-established industries.
        o  High rates of return on funds employed. o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        o  Broad  margins in earnings  coverage of fixed  financial  charges and high internal cash generation. o
        o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S.

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                           DESCRIPTION OF BOND RATINGS

Excerpts from MOODY'S description of its two highest bond ratings:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Excerpts from STANDARD & POOR'S description of its two highest bond ratings:

AAA -- Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

PLUS (+) MINUS (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

                   DESCRIPTION OF RATINGS FOR MUNICIPAL NOTES,
            TAX-EXEMPT DEMAND NOTES AND OTHER SHORT-TERM OBLIGATIONS

STANDARD & POOR'S

Ratings for municipal notes and other short-term obligations are designated by Standard & Poor's note rating. These ratings reflect liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating.

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," Standard & Poor's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

MOODY'S

Moody's rates municipal notes and other short-term obligations using Moody's Investment Grade (MIG). A short-term obligation having a demand feature (a variable-rate demand obligation) will be designated VMIG. This distinction recognizes differences between short-term credit risk and long-term credit risk as well as differences between short-term issues making payments on fixed maturity dates (MIG) and those making payments on periodic demand (VMIG).

MIG/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

SAFECO GROWTH FUND
SAFECO EQUITY FUND
SAFECO INCOME FUND
SAFECO NORTHWEST FUND
SAFECO INTERNATIONAL STOCK FUND
SAFECO BALANCED FUND
SAFECO SMALL COMPANY STOCK FUND
SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND
SAFECO HIGH-YIELD BOND FUND
SAFECO MANAGED BOND FUND
SAFECO MUNICIPAL BOND FUND
SAFECO CALIFORNIA TAX-FREE INCOME FUND
SAFECO WASHINGTON STATE MUNICIPAL BOND FUND
SAFECO MONEY MARKET FUND

Advisor Class A
Advisor Class B                                               January 31, 1997
------------------------------------------------------------------------------

Each fund named above ("Fund") is a series of one of the following trusts (each a "Trust"): the SAFECO Common Stock Trust ("Common Stock Trust"), the SAFECO Taxable Bond Trust ("Taxable Bond Trust"), the SAFECO Managed Bond Trust ("Managed Bond Trust"), the SAFECO Tax-Exempt Bond Trust ("Tax-Exempt Bond Trust") or the SAFECO Money Market Trust ("Money Market Trust"). The investment objective for each Fund appears on Page 2.

This Prospectus sets forth the information a prospective investor should know before investing. PLEASE READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. Statements of Additional Information relating to the Advisor Class A ("Class A") and Advisor Class B ("Class B") shares (collectively "Advisor Classes"), dated January 26, 1997 and incorporated herein by this reference, have been filed with the Securities and Exchange Commission and are available at no charge upon request by calling the telephone number listed on this page. The Statements of Additional Information and other material incorporated by reference herein are also available on the Securities and Exchange Commission Website (http://www.sec.gov). The Statements of Additional Information contain more information about many of the topics in this Prospectus as well as information about the trustees and officers of the Trusts.

For additional assistance, please contact your investment professional, or call or write:

                            NATIONWIDE 1-800-463-8791

                               SAFECO MUTUAL FUNDS
                              ADVISOR CLASS SHARES
                                 P.O. BOX 34680
                             SEATTLE, WA 98124-1868
            All telephone calls are tape-recorded for your protection

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE U.S. GOVERNMENT OR ANY BANK, NOR ARE FUND SHARES FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND FUND SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE THAT THE SAFECO MONEY MARKET FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE.

THE SAFECO CALIFORNIA TAX-FREE INCOME FUND IS OFFERED FOR SALE ONLY TO RESIDENTS OF THE STATE OF CALIFORNIA. THE SAFECO WASHINGTON STATE MUNICIPAL BOND FUND IS OFFERED FOR SALE ONLY TO RESIDENTS OF THE STATE OF WASHINGTON. THESE FUNDS ARE NOT PERMITTED TO OFFER OR SELL SHARES TO RESIDENTS OF OTHER STATES.

SAFECO GROWTH FUND ("Growth Fund") has as its investment objective to seek growth of capital and the increased income that ordinarily follows from such growth. The Growth Fund ordinarily invests a preponderance of its assets in common stock selected primarily for potential appreciation.

SAFECO EQUITY FUND ("Equity Fund") has as its investment objective to seek long-term growth of capital and reasonable current income. The Equity Fund invests principally in common stock selected for appreciation and/or dividend potential and from a long-range investment standpoint.

SAFECO INCOME FUND ("Income Fund") has as its investment objective to seek high current income and, when consistent with its objective, the long-term growth of capital. The Income Fund invests primarily in common and preferred stock and in convertible bonds selected for dividend potential.

SAFECO NORTHWEST FUND ("Northwest Fund") has as its investment objective to seek long-term growth of capital through investing primarily in Northwest companies. To pursue its objective, the Fund will invest at least 65% of its total assets in securities issued by companies with their principal executive offices located in Alaska, Idaho, Montana, Oregon or Washington ("Northwest").


SAFECO INTERNATIONAL STOCK FUND ("International Fund") has as its investment objective to seek maximum long-term total return (capital appreciation and income) by investing primarily in common stock of established non-U.S. companies. To pursue its objective, the International Fund, under normal market conditions, will invest at least 65% of its total assets in the securities of companies domiciled in at least five countries, not including the United States.

SAFECO BALANCED FUND ("Balanced Fund") has as its investment objective to seek growth and income consistent with the preservation of capital. To pursue its objective, the Balanced Fund will invest primarily in equity and fixed income securities.

SAFECO SMALL COMPANY STOCK FUND ("Small Company Fund") has as its investment objective to seek long-term growth of capital through investing primarily in small-sized companies. To pursue its objective, the Small Company Fund will invest primarily in companies with total market capitalization of less than $1 billion.

SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND ("Intermediate Treasury Fund") has as its investment objective to provide as high a level of current income as is consistent with the preservation of capital. During normal market conditions, the Fund will invest at least 65% of its total assets in direct obligations of the U.S.
Treasury.

SAFECO HIGH-YIELD BOND FUND ("High-Yield Fund") has as its investment objective to provide a high level of current interest income through the purchase of high-yield, fixed-income securities. During normal market conditions, the Fund will invest at least 65% of its total assets in high-yield, fixed income securities.

SAFECO MANAGED BOND FUND ("Managed Bond Fund") has as its investment objective to provide as high a level of total return as is consistent with the relative stability of capital through the purchase of investment grade debt securities.

SAFECO MUNICIPAL BOND FUND ("Municipal Bond Fund") has as its investment objective to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital.

SAFECO CALIFORNIA TAX-FREE INCOME FUND ("California Fund") has as its investment objective to provide as high a level of current interest income exempt from federal income tax and California state personal income tax as is consistent with the relative stability of capital.

SAFECO WASHINGTON STATE MUNICIPAL BOND FUND ("Washington Fund") has as its investment objective to provide as high a level of current interest income exempt from federal income tax as is consistent with prudent investment risk.

SAFECO MONEY MARKET FUND ("Money Market Fund") has as its investment objective to seek as high a level of current income as is consistent with the preservation of capital and liquidity through investment in high-quality money market instruments maturing in thirteen months or less.

There is no assurance that a Fund will achieve its investment objective.

                                TABLE OF CONTENTS
                                                                          PAGE


Introduction to the Trust and the Funds...................................
Expenses..................................................................
Financial Highlights......................................................
Sub-Adviser Information for the International Fund........................
Alternative Purchase Arrangement..........................................
Each Fund's Investment Objective and Policies.............................
Risk Factors..............................................................
Portfolio Managers........................................................
How to Purchase Shares....................................................
How to Redeem Shares......................................................
How to Systematically Purchase or Redeem Shares...........................
How to Exchange Shares from One Fund to Another...........................
Telephone Transactions....................................................
Share Price Calculation...................................................
Information about Share Ownership and Companies
That Provide Services to the Trust........................................
Distribution Plans........................................................
Persons Controlling Certain Funds.........................................
Performance Information...................................................
Fund Distributions and How They Are Taxed.................................
Tax-Deferred Retirement Plans.............................................
Account Statements........................................................
Account Changes and Signature Requirements................................
Description of Stocks, Bonds and Convertible Securities...................
Ratings Supplement........................................................
Debt Securities Holdings..................................................

---------------------------------------------------
INTRODUCTION TO THE TRUSTS AND THE FUNDS
---------------------------------------------------

Each Trust is an open-end management investment company that issues shares representing one or more series. This Prospectus offers shares of the stock, taxable fixed-income, tax-exempt income and money market Funds listed below. The stock Funds offered are the Growth Fund, the Equity Fund, the Income Fund, the Northwest Fund, the Balanced Fund, the International Fund and the Small Company Fund (collectively, the "Stock Funds"). Each Stock Fund is a diversified series of the Common Stock Trust.

The taxable fixed-income Funds offered are the Intermediate Treasury Fund, the High-Yield Fund and the Managed Bond Fund (collectively, the "Taxable Fixed-Income Funds"). The Intermediate Treasury Fund and the High-Yield Fund are diversified series of the Taxable Bond Trust. The Managed Bond Fund is a diversified series of the Managed Bond Trust. Prior to September 30, 1996, the name of the Managed Bond Fund was the SAFECO Fixed-Income Portfolio and the name of the Managed Bond Trust was the SAFECO Institutional Series Trust.

The tax-exempt income Funds offered are the Municipal Bond Fund, the California Fund and the Washington Fund (collectively, the "Tax-Exempt Income Funds"). Each of the Tax-Exempt Income Funds is a diversified series of the Tax-Exempt Bond Trust.

This Prospectus also offers the Money Market Fund, which is a diversified series of the Money Market Trust.

THE FUNDS

Each Fund offers multiple classes of shares. The Advisor Classes of shares are offered to investors who engage the services of an investment professional. For each Fund (except the Money Market Fund), Class A shares are subject to a front-end sales charge and pay a Rule 12b-1 fee. Class B shares are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge ("CDSC") and pay a higher Rule 12b-1 fee.

For the Money Market Fund, Class A shares are sold at net asset value with no front-end sales charge. A front-end sales charge may apply when you exchange your Class A Money Market Fund shares for Class A shares of other Funds. Money Market Fund Class B Shares are sold at net asset value and are not subject to a CDSC upon redemption, provided that the shareholder has remained solely invested in Money Market Fund Class B shares. A CDSC may apply upon redemption of Money Market Fund Class B shares that have been exchanged at any time during the investor's ownership for Class B shares of other Funds. Money Market Fund Class A and Class B shares do not currently pay Rule 12b-1 fees.

EACH FUND:

O Offers easy access to your money through telephone redemptions and wire transfers.

O Has a minimum initial investment of $1,000 for regular accounts, $250 for individual retirement accounts ("IRAs") and accounts established under the Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA"). No minimum initial investment is required to establish the Automatic Investment Method ("AIM") or Payroll Deduction Plan.


RISK FACTORS

There is, of course, no assurance that a Fund will achieve its investment objective. See "Each Fund's Investment Objective and Policies" for more information.

There is a risk that the market value of each Fund's portfolio of securities may decrease and result in a decrease in the value of a shareholder's investment. Because the Northwest, California and Washington Funds concentrate their investments in geographic regions, they may be subject to special risks. Investors should carefully consider the investment risks of such geographic concentration before purchasing shares of those Funds. Because the International Fund invests primarily in foreign securities, it is subject to various risks in addition to those associated with U.S. investments. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests. The Small Company Fund invests in small-sized companies, which involve greater risks than investments in larger, more established issuers and their securities can be subject to more abrupt and erratic movements in price. The value of the Intermediate Treasury Fund, High-Yield Fund, Managed Bond Fund, Municipal Bond Fund, California Fund and Washington Fund will normally fluctuate inversely with changes in market interest rates. The High-Yield Fund is subject to special risks associated with below investment grade securities, sometimes referred to as "junk bonds," which it will purchase to pursue its investment objective. The principal risk associated with money market funds is that they may experience a delay or failure in principal or interest payments at maturity of one or more of the portfolio securities. The Money Market Fund's yield will fluctuate with general money market interest rates. See "Each Fund's Investment Objective and Policies" and "Risk Factors" for more information.


INVESTMENT ADVISER; SUB-ADVISER OF INTERNATIONAL FUND


Each Fund is managed by SAFECO Asset Management Company ("SAM"). SAM is headquartered in Seattle, Washington and managed over $2 billion in mutual fund assets as of December 31, 1996. SAM has been an adviser to mutual funds and other investment portfolios since 1973, and its predecessors have been advisers since 1932. The Bank of Ireland Asset Management (U.S.) Limited (the "Sub-Adviser") acts as a sub-adviser to the International Fund. The Sub-Adviser is a direct, wholly-owned subsidiary of Bank of Ireland Asset Management Limited (an investment advisory firm), which is headquartered in Dublin, Ireland, and an indirect, wholly-owned subsidiary of the Bank of Ireland, which is also headquartered in Dublin, Ireland. See "Information about Share Ownership and Companies that Provide Services to the Trusts" for more information.

-----------
EXPENSES
-----------

A. SHAREHOLDER TRANSACTION EXPENSES FOR CLASS A AND CLASS B OF EACH FUND


                                                Class A                 Class B
                                                -------                 -------

Maximum Sales Charge on Purchases (as            4.50%*                   NONE
a Percentage of Offering Price)

Sales Charge on Reinvested Dividends              NONE                    NONE

Maximum Contingent Deferred Sales                NONE*                  5.00%**
Charge (CDSC)

Redemption Fees                                   NONE                    NONE

Exchange Fees                                     NONE                    NONE


* Except for initial purchases of the Money Market Fund. In addition, purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% CDSC will apply to redemptions made in the first year. See "How to Purchase Shares" on page 48 for more information.


** Except for initial purchases of the Money Market Fund. A CDSC may apply to redemptions from the Money Market Fund that follow exchanges from Class B shares of another Fund. See "How to Purchase Shares" on page 48 for more information.


Sales charge waivers and reduced sales charge purchase plans are available for Class A shares. See "How to Purchase Shares" on page 52 for more information. The maximum 5% CDSC on Class B shares applies to redemptions during the first year after purchase, declining to 0% in the first month following the investor's sixth anniversary from purchase. Class B shares of a Fund convert automatically into Class A shares of that Fund in the first month following the investor's sixth anniversary from purchase. Money Market Fund Class B shareholders who subsequently exchange into Class B of another Fund do not receive credit for the initial time invested in the Money Market Fund for purposes of calculating any CDSC due upon redemption or the conversion to Class A Shares.
See "Purchasing Advisor Class B Shares" on page 52 for more information.

SAFECO Services Corporation ("SAFECO Services"), the transfer agent for the Funds, charges a $10 fee to wire redemption proceeds.

B. ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                    Growth Fund                 Equity Fund                    Income Fund
                                    -----------                 -----------                    -----------
                                  Advisor       Advisor       Advisor       Advisor          Advisor         Advisor
                                  Class A       Class B       Class A       Class B          Class A         Class B
                                  -------       -------       -------       -------          -------         -------

Management Fee                       .70%          .70%          .58%          .58%             .68%            .68%

Rule 12b-1 Fees                      .25%         1.00%          .25%         1.00%             .25%           1.00%

Other Expenses                       .32%          .32%          .21%          .21%             .18%            .18%
                                     ----          ----          ----          ----             ----            ----

Total Operating Expenses            1.27%         2.02%         1.04%         1.79%            1.11%           1.86%
(estimated)




                                   Northwest Fund            International Fund               Balanced Fund
                                   --------------            ------------------               -------------
                                  Advisor       Advisor       Advisor       Advisor          Advisor         Advisor
                                  Class A       Class B       Class A       Class B          Class A         Class B
                                  -------       -------       -------       -------          -------         -------

Management Fee                       .73%          .73%         1.10%         1.10%             .72%            .72%

Rule 12b-1 Fees                      .25%         1.00%          .25%         1.00%             .25%           1.00%

Other Expenses                       .34%          .34%         1.26%         1.26%             .60%            .60%
                                     ----          ----         -----         -----             ----            ----

Total Operating Expenses            1.32%         2.07%         2.61%         3.36%            1.57%           2.32%
(estimated)



                                     Small Company                Intermediate
                                          Fund                   Treasury Fund                High-Yield Fund
                                          ----                   -------------                ---------------
                                    Advisor       Advisor       Advisor       Advisor         Advisor        Advisor
                                    Class A       Class B       Class A       Class B         Class A        Class B
                                    -------       -------       -------       -------         -------        -------

Management Fee                         .83%          .83%          .55%          .55%            .62%           .62%

Rule 12b-1 Fees                        .25%         1.00%          .25%         1.00%            .25%          1.00%

Other Expenses                         .66%          .66%          .46%          .46%            .32%           .32%
                                       ----          ----          ----          ----            ----           ----

Total Operating Expenses              1.74%         2.49%         1.26%         2.01%           1.19%          1.94%
(estimated)




                                   Managed Bond Fund            Washington Fund             Municipal Bond Fund
                                   -----------------            ---------------             -------------------
                                    Advisor       Advisor       Advisor       Advisor         Advisor        Advisor
                                    Class A       Class B       Class A       Class B         Class A        Class B
                                    -------       -------       -------       -------         -------        -------

Management Fee                         .49%          .49%          .64%          .64%            .41%           .41%

Rule 12b-1 Fees                        .25%         1.00%          .25%         1.00%            .25%          1.00%

Other Expenses                         .67%          .67%          .43%          .43%            .13%           .13%
                                       ----          ----          ----          ----            ----           ----

Total Operating Expenses              1.41%         2.16%         1.32%         2.07%            .79%          1.54%
(estimated)




                                            California Fund                 Money Market Fund
                                            ---------------                 -----------------
                                       Advisor         Advisor          Advisor           Advisor
                                       Class A         Class B          Class A           Class B
                                       -------         -------          -------           -------

Management Fee                            .53%            .53%             .50%             .50%

Rule 12b-1 Fees                           .25%           1.00%             .00%             .00%

Other Expenses                            .15%            .15%             .28%             .28%
                                          ----            ----             ----             ----

Total Operating Expenses                  .93%           1.68%             .78%             .78%
(estimated)


* The Money Market Fund does not have a Rule 12b-1 fee at this time. Shareholders will be notified in advance by a supplement to this Prospectus in the event that the Money Market Fund establishes a Rule 12b-1 fee under its Rule 12b-1 Plan.

Effective September 30, 1996, all of the then-existing shares of each Fund were redesignated as No-Load Class shares and each Fund, except the High-Yield Fund, commenced offering Class A and Class B shares. The High-Yield Fund commenced offering Class A and Class B shares effective as of the date of this prospectus. The amounts shown for the Growth, Equity, Income, Northwest, Intermediate
Treasury and High-Yield Funds are estimated expenses for the Advisor Classes based on the actual expenses paid by shareholders of the Funds' other class for the fiscal year ended September 30, 1996, restated as applicable to reflect fees borne by Class A or Class B shares. The amounts shown for the Money Market, Municipal Bond, California, and Washington Funds are estimated expenses for the Advisor Classes based on the actual expenses paid by shareholders of the Funds' other class for the fiscal year ended March 31, 1996, restated as applicable to reflect fees borne by Class A or Class B shares. The amounts shown for the Managed Bond Fund are estimated expenses for the Advisor Classes based on the actual expenses paid by shareholders of the Fund's other class for the fiscal year ended December 31, 1995, restated as applicable to reflect fees borne by Class A or Class B shares. The amounts shown for the Balanced, International and Small Company Funds are annualized expenses for the Advisor Classes based on the actual expenses paid by the Fund's other class for the fiscal period ended September 30, 1996, restated as applicable to reflect fees borne by Class A or Class B shares. The management fees paid by the International and Small Company Funds are higher than the management fees paid by most other investment companies. See "Information about Share Ownership and Companies that Provide Services to the Trusts" on page 59 for more information.

Rule 12b-1 fees have the following two components:

                                   Advisor Class A          Advisor Class B

Rule 12b-1 service fees                 0.25%                     0.25%
Rule 12b-1 distribution fees            0.00%                     0.75%

Long-term Class A and Class B shareholders may pay more in sales charges and 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


C.      EXAMPLE OF EXPENSES

You would pay the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of each time period. The example also assumes that all dividends and other distributions are reinvested and that the percentage amounts listed in each Fund's "Annual Operating Expenses" above remain the same in the years shown.


FUND                                                     1 YEAR          3 YEARS          5 YEARS         10 YEARS
----                                                     ------          -------          -------         --------

Growth                                                     57              83               112             191
 Advisor Class A(1)
 Advisor Class B
   Assuming redemption at end of period(2)(3)              71              93               129             198
   Assuming no redemption at end of period(3)              21              63               109             198

                                       11

Equity                                                     55              77               100             166
 Advisor Class A(1)
 Advisor Class B
   Assuming redemption at end of period(2)(3)              68              86               117             173
   Assuming no redemption at end of period(3)              18              56                97             173

Income                                                     56              79               103             174
 Advisor Class A(1)
 Advisor Class B
   Assuming redemption at end of period(2)(3)              69              88               121             180
   Assuming no redemption at end of period(3)              19              58               101             180

Northwest                                                  58              85               114             197
 Advisor Class A(1)
 Advisor Class B
   Assuming redemption at end of period(2)(3)              71              95               131             203
   Assuming no redemption at end of period(3)              21              65               111             203

International
 Advisor Class A(1)                                        70              122
 Advisor Class B
   Assuming redemption at end of period(2)                 84              133
   Assuming no redemption at end of period                 34              103

Balanced
 Advisor Class A(1)                                        60              92
 Advisor Class B
   Assuming redemption at end of period(2)                 74              102
   Assuming no redemption at end of period                 24              72

Small Company
 Advisor Class A(1)                                        62              97
 Advisor Class B
   Assuming redemption at end of period(2)                 75              108
   Assuming no redemption at end of period                 25              78

Intermediate Treasury
 Advisor Class A(1)                                        57              83               111             190
 Advisor Class B
   Assuming redemption at end of period(2)(3)              70              93               128             197
   Assuming no redemption at end of period(3)              20              63               108             197

High-Yield
Advisor Class A(1)                                         57              81               107             183
 Advisor Class B
   Assuming redemption at end of period(2)(3)              70              91               125             189
   Assuming no redemption at end of period(3)              20              61               105             189

Managed Bond
 Advisor Class A(1)                                       $59              $88              $119            $206
 Advisor Class B


                                       12

   Assuming redemption at end of period(2)(3)             $72              $98              $136            $213
   Assuming no redemption at end of period(3)             $22              $68              $116            $213

Municipal Bond
 Advisor Class A(1)                                       $53             $ 69              $ 87            $138
 Advisor Class B
   Assuming redemption at end of period(2)(3)             $66             $ 79              $104            $145
   Assuming no redemption at end of period(3)             $16             $ 49              $ 84            $145

California
 Advisor Class A(1)                                       $54             $ 73              $ 94            $154
 Advisor Class B
   Assuming redemption at end of period(2)(3)             $67             $ 83              $111            $160
   Assuming no redemption at end of period(3)             $17             $ 53              $ 91            $160

Washington
 Advisor Class A(1)                                       $58             $ 85              $114            $197
 Advisor Class B
  Assuming redemption at end of period(2)(3)              $71             $ 95              $131            $203
  Assuming redemption at end of period(3)                 $21             $ 65              $111            $203

Money Market(4)
 Advisor Class A                                          $ 8             $ 25              $ 43            $ 97
 Advisor Class B                                          $ 8             $ 25              $ 43            $ 97

(1)  Includes deduction at the time of purchase of the maximum sales charge.
(2)  Includes deduction at the time of redemption of the applicable CDSC.
(3) Ten-year figures assume conversion of Class B shares to Class A shares in the first month following the investor's sixth anniversary from purchase.
(4) Figures for the Money Market Fund assume that the investor purchased Money Market Fund Shares as an initial investment and made no subsequent exchanges.

The purpose of the table is to assist you in understanding the various costs and expenses that an investor in Class A and Class B shares of each Fund would bear, directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. A FUND'S ACTUAL EXPENSES OR PERFORMANCE MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS REQUIRED BY SECURITIES AND EXCHANGE COMMISSION REGULATIONS APPLICABLE TO ALL MUTUAL FUNDS AND IT IS NOT A PREDICTION OF, NOR DOES IT REPRESENT, PAST OR FUTURE EXPENSES OR THE PERFORMANCE OF ANY FUND.

--------------------------
FINANCIAL HIGHLIGHTS
--------------------------

The amounts shown for each Fund in the Financial Highlights tables that follow are based upon a single No-Load Class share outstanding throughout the period indicated and do not reflect Rule 12b-1 fees. Except for the six month period ended June 30, 1996 (Managed Bond Fund) and the six month period ended September 30, 1996 (Municipal, California, Washington and Money Market), the following selected data has been derived from financial statements that have been audited by Ernst & Young LLP. The data should be read in conjunction with the financial statements, related notes and other financial information included in each Trust's Annual Report to shareholders and incorporated by reference in the applicable Trust's Statement of Additional Information. The following selected data for the six month period ended June 30, 1996 (Managed Bond Fund) and the six month period ended September 30, 1996 (Municipal, California, Washington and Money Market Funds) has been derived from unaudited financial statements. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the Trust's Semi-Annual Report to shareholders and incorporated by reference in the Trust's Statement of Additional Information. A copy of each Trust's Statement of Additional Information may be obtained by calling the number on the front page of this Prospectus.



FINANCIAL HIGHLIGHTS
SAFECO GROWTH FUND (Continued)

FINANCIAL HIGHLIGHTS
SAFECO GROWTH FUND

                                                                              YEAR ENDED SEPTEMBER 30

                             1996     1995        1994       1993        1992       1991       1990     1989        1988      1987
                             ----     ----        ----       ----        ----       ----       ----     ----        ----      ----
Net asset value            $15.83    $17.37      $19.20      $13.98     $17.95     $11.14     $17.22    $14.95     $18.13    $15.40
  at beginning
  of period

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:

  Net investment            (.02)       .07       (.02)       (.02)      (.01)        .05        .14       .53        .35       .24
    (loss) income

  Net realized               2.24      4.07         .78        5.39     (3.15)       7.77     (4.20)      3.17      (.99)      4.31
    and unrealized           ----      ----         ---        ----     ------       ----     ------      ----      -----      ----
    gain (loss) on
    investments

Total from investment        2.22      4.14         .76        5.37     (3.16)       7.82     (4.06)      3.70      (.64)      4.55
operations                   ----      ----         ---        ----     ------       ----     ------      ----      -----      ----

LESS DISTRIBUTIONS:

  Dividends from               --     (.07)          --          --         --      (.05)      (.14)     (.53)      (.48)     (.23)
    net
    investment
    income

  Distributions from       (2.60)    (5.61)      (2.59)       (.15)      (.81)      (.96)     (1.88)     (.90)     (2.06)    (1.59)
   capital gains           ------    ------      ------       -----      -----      -----     ------     -----     ------    ------

Total distributions        (2.60)    (5.68)      (2.59)       (.15)      (.81)     (1.01)     (2.02)    (1.43)     (2.54)    (1.82)
                           ------    ------      ------       -----      -----     ------     ------    ------     ------    ------

Net asset value            $15.45    $15.83      $17.37      $19.20     $13.98     $17.95     $11.14    $17.22     $14.95    $18.13
  at end of                ======    ======      ======      ======     ======     ======     ======    ======     ======    ======
  period

Total return**             14.16%    23.93%       3.88%      38.43%    -17.83%     70.22%    -23.67%    25.23%     -1.47%    32.68%



                              15

Net assets at            $179,574  $176,483    $156,108    $158,723   $127,897   $155,429    $59,164   $81,472    $74,324   $82,703
  end of period
  (000's omitted)

Ratio of expenses           1.02%      .98%        .95%        .91%       .91%       .90%      1.01%      .94%       .98%      .92%
  to average net
  assets

Ratio of net               (.14%)      .34%       -.12%       -.10%      -.10%       .36%       .88%     3.27%      2.37%     1.46%
  investment
  income (loss) to
  average net
  assets

Portfolio turnover        124.79%   110.44%      71.18%      57.19%     85.38%     49.86%     90.48%    11.38%     19.31%    23.61%
  rate

Avg. Commission            $.0548        --          --          --         --         --         --        --         --        --
  rate paid



**Total return information does not reflect sales loads.


FINANCIAL HIGHLIGHTS
SAFECO EQUITY FUND (Continued)

FINANCIAL HIGHLIGHTS
SAFECO EQUITY FUND

                                                                           YEAR ENDED SEPTEMBER 30

                            1996    1995      1994       1993         1992         1991     1990     1989       1988       1987
                            ----    ----      ----       ----         ----         ----     ----     ----       ----       ----
  Net asset value
  at beginning
  of period               $15.31     $13.89    $12.54       $9.53      $10.38        $8.43   $10.10     $8.51    $12.23     $11.44

INCOME FROM
INVESTMENT OPERATIONS:

  Net investment
    income                   .28        .34       .23         .17         .15          .17      .22       .39       .18        .21

  Net realized              2.42       2.59      1.83        3.79       (.09)         2.37   (1.28)      2.26    (1.82)       2.83
    and unrealized                     ----      ----        ----       -----         ----   ------      ----    ------       ----
    gain (loss) on
    investments

Total from investment
operations                  2.70       2.93      2.06        3.96        .06          2.54   (1.06)      2.65    (1.64)       3.04
                                       ----      ----        ----        ----         ----   ------      ----    ------       ----

LESS DISTRIBUTIONS:

  Dividends from
    net
    investment
    income                 (.28)      (.34)     (.23)       (.17)       (.15)        (.17)    (.22)     (.39)     (.23)      (.22)

  Distributions from      (1.88)     (1.17)     (.48)       (.78)       (.76)        (.42)    (.39)     (.67)    (1.85)     (2.03)
   capital gains                     ------     -----       -----       -----        -----    -----     -----    ------     ------

Total distributions       (2.16)     (1.51)     (.71)       (.95)       (.91)        (.59)    (.61)    (1.06)    (2.08)     (2.25)
                          ------     ------     -----       -----       -----        -----    -----    ------    ------     ------

Net asset value
  at end of
  period                  $15.85     $15.31    $13.89      $12.54       $9.53       $10.38    $8.43    $10.10     $8.51     $12.23
                          ======     ======    ======      ======       =====       ======    =====    ======     =====     ======

Total return**            18.04%     21.59%    16.51%      41.77%        .41%       30.39%  -10.73%    32.12%    -9.93%     31.75%




                            17

Net assets at
  end of period
  (000's omitted)       $725,780   $598,582  $412,805    $148,894     $74,383      $71,586  $51,603   $53,892   $45,625    $64,668

Ratio of expenses
  to average net
  assets                    .79%       .84%      .85%        .94%        .96%         .98%     .97%      .96%     1.00%       .97%

Ratio of net
  investment
  income to
  average net
  assets                   1.74%      2.38%     1.72%       1.50%       1.34%        1.70%    2.19%     4.13%     2.16%      1.92%

Portfolio turnover
  rate                    74.07%     56.14%    33.33%      37.74%      39.88%       45.21%   51.01%    63.62%    88.19%     85.11%

Avg. Commission                          --        --          --          --           --       --        --        --         --
  rate paid
                          $.0587



**Total return information does not reflect sales loads.


FINANCIAL HIGHLIGHTS
SAFECO INCOME FUND (Continued)

FINANCIAL HIGHLIGHTS
SAFECO INCOME FUND


                                                                                YEAR ENDED SEPTEMBER 30

                             1996      1995         1994     1993        1992       1991      1990     1989        1988     1987
                             ----      ----         ----     ----        ----       ----      ----     ----        ----     ----
Net asset value            $19.11       $17.25       $17.79    $16.27     $15.35     $12.89    $16.44    $14.32     $17.16   $15.52
  at beginning
  of period

INCOME FROM
INVESTMENT OPERATIONS:

  Net investment              .73          .82          .81       .78        .80        .81       .85       .81        .78      .78
    income

  Net realized               2.84         2.71        (.30)      1.52        .96       2.53    (3.39)      2.12     (1.80)     2.37
    and unrealized           ----         ----        -----      ----        ---       ----    ------      ----     ------     ----
    gain (loss) on
    investments

Total from investment        3.57         3.53          .51      2.30       1.76       3.34    (2.54)      2.93     (1.02)     3.15
operations                   ----         ----          ---      ----       ----       ----    ------      ----     ------     ----

LESS DISTRIBUTIONS:

  Dividends from            (.73)        (.82)        (.81)     (.78)      (.80)      (.83)     (.83)     (.81)      (.98)    (.78)
    net
    investment
    income

  Distributions from       (1.92)        (.85)        (.24)     -----      (.04)      (.05)     (.18)        --      (.84)   (.73)#
   capital gains           ------        -----        -----     -----      -----      -----     -----        --      -----   ------

Total distributions        (2.65)       (1.67)       (1.05)     (.78)      (.84)      (.88)    (1.01)     (.81)     (1.82)   (1.51)
                           ------       ------       ------     -----      -----      -----    ------     -----     ------   ------

Net asset value            $20.03       $19.11       $17.25    $17.79     $16.27     $15.35    $12.89    $16.44     $14.32   $17.16
  at end of                ======       ======       ======    ======     ======     ======    ======    ======     ======   ======
  period

Total return**             18.98%       21.04%        2.98%    14.35%     11.75%     26.43%   -16.06%    21.00%     -4.61%   21.41%








                              19

Net assets at            $260,023     $217,870     $190,610  $203,019   $181,582   $181,265  $170,153  $232,812   $231,724 $313,308
  end of period
  (000's omitted)

Ratio of expenses            .86%         .87%         .86%      .90%       .90%       .93%      .92%      .92%       .97%     .94%
  to average net
  assets

Ratio of net                3.56%        4.55%        4.59%     4.55%      5.06%      5.58%     5.59%     5.28%      5.58%    4.53%
  investment
  income to
  average net
  assets

Portfolio turnover         50.11%       31.12%       19.30%    20.74%     20.35%     22.25%    19.37%    16.38%     34.13%   33.08%
  rate

Avg. Commission                             --           --        --         --         --        --        --         --       --
  rate paid                $.0591



**Total return information does not reflect sales loads.
#Distributions   include  $.04  of  additional   gain  arising  from  investment
transactions of securities acquired in a non-taxable exchange.



FINANCIAL HIGHLIGHTS
SAFECO NORTHWEST FUND (Continued)

FINANCIAL HIGHLIGHTS
SAFECO NORTHWEST FUND


                            YEAR ENDED         YEAR ENDED       YEAR ENDED       FOR THE NINE    YEAR ENDED        FOR THE PERIOD
                           SEPTEMBER 30,      SEPTEMBER 30,    SEPTEMBER 30,     MONTH PERIOD   DECEMBER 31,      FROM FEBRUARY 7,
                               1996              1995              1994             ENDED           1992        1991 (INITIAL PUBLIC
                              ------            ------            ------         SEPTEMBER 30,     ------            OFFERING) TO
                                                                                     1993                         DECEMBER 31, 1991
                                                                                    ------                       -------------------
Net asset value
  at beginning
  of period                   $14.41           $12.59           $12.34             $12.59         $11.37                $10.06

INCOME FROM
INVESTMENT OPERATIONS:

  Net investment
    income                       .02              .04              .04                .02            .06                   .13

  Net realized
    and unrealized
    gain (loss) on
    investments                 1.32             2.35              .59              (.25)           1.53                  1.44
                                ----             ----              ---              -----           ----                  ----

Total from investment
operations                      1.34             2.39              .63              (.23)           1.59                  1.57
                                ----             ----              ---              -----           ----                  ----

LESS DISTRIBUTIONS:

  Dividends from
    net
    investment
    income                     (.02)            (.04)            (.04)              (.02)          (.06)                 (.19)

  Distributions from
   capital gains              (1.95)            (.53)            (.34)                 --          (.31)                 (.07)
                              ------            -----            -----                 --          -----                 -----

Total distributions           (1.97)            (.57)            (.38)              (.02)          (.37)                 (.26)
                              ------            -----            -----              -----          -----                 -----

Net asset value
  at end of
  period                      $13.78           $14.41           $12.59             $12.34         $12.59                $11.37
                              ======           ======           ======             ======         ======                ======

Total return**                 9.61%           19.01%            5.19%            -1.86%+         14.08%               14.93%+






                                 21

Net assets at
  end of period
  (000's omitted)            $43,128          $40,140          $36,383            $39,631        $40,402               $26,434

Ratio of expenses
  to average net
  assets                       1.07%            1.09%            1.06%            1.11%++          1.11%               1.27%++

Ratio of net
  investment
  income to
  average net
  assets                        .11%             .31%             .33%             .18%++           .55%               1.14%++

Portfolio turnover
  rate                        35.69%           19.59%           18.46%           14.05%++         33.34%              27.71%++

Avg. Commission
  rate paid                   $.0591               --               --                 --             --                    --


**Total return information does not reflect sales loads.
+Not annualized.
++Annualized.



FINANCIAL HIGHLIGHTS
SAFECO INTERNATIONAL, BALANCED AND SMALL COMPANY FUNDS

                                                           FOR THE PERIOD FROM JANUARY 31, 1996
                                                           (INITIAL PUBLIC OFFERING) TO SEPTEMBER 30, 1996
                                                           -----------------------------------------------

                                                                           SAFECO                                       SAFECO
                                                                    INTERNATIONAL                SAFECO          SMALL COMPANY
                                                                             FUND         BALANCED FUND                   FUND
                                                                             ----         -------------                   ----

Net Asset Value at                                                         $10.00                $10.00                 $10.00
  Beginning of Period

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                       .06                   .21                  (.01)
  Net Realized and Unrealized Gain (Loss)                                     .39                   .39                   2.19
                                                                              ---                   ---                   ----
    on Investments and Foreign
    Currency Transactions
                                                                              .45                   .60                   2.18
                                                                              ---                   ---                   ----
    Total from Investment Operations

LESS DISTRIBUTIONS
  Dividends from Net Investment Income                                      (.06)                 (.21)                     --
  Distributions from Realized Gains                                           --                  (.01)                  (.67)
                                                                            -----                 -----                  -----

        Total Distributions                                                 (.06)                 (.22)                  (.67)
                                                                            -----                 -----                  -----


Net Asset Value at End of Period                                           $10.39                $10.38                $11.51%
                                                                           ======                ======                =======

Total Return**+                                                            4.54%+                5.99%+                21.83%+

Net Assets at End of Period (000's omitted)                               $ 8,323               $ 7,632                $12,552
Ratio of Expenses to Average Net Assets++                                 2.36%++               1.32%++                1.49%++
Ratio of Net Investment Income (Loss)                                      .93%++               3.21%++               (.24%)++
 to Average Net Assets++
Portfolio Turnover Rate++                                                15.73%++             143.87%++               91.03%++
Average Commission Rate Paid                                              $ .0225               $ .0560                $ .0510

**  Total return information does not reflect sales loads.
+   Not Annualized.
++  Annualized.


The information listed above is based on an eight month operating history and may not be indicative of longer-term results. More information about the Funds is contained in their annual report to shareholders which may be obtained without charge by calling the number on the first page of this Prospectus.



FINANCIAL HIGHLIGHTS
SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND




                                                                                FOR THE YEAR ENDED SEPTEMBER 30,




                                                           1996           1995          1994            1993
                                                           ----           ----          ----            ----

Net asset value at beginning of period                    $10.24         $9.74         $10.74          $10.69

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      .54             .55           .52            .60

Net realized and unrealized gain (loss) on
investments                                               (.14)           .50          (1.00)             .49
                                                          -----           ---          ------             ---

Total from investment operations                           .40            1.05          (.48)           1.09
                                                           ---            ----          -----           ----

LESS DISTRIBUTIONS:
Dividends from net investment income                      (.54)          (.55)          (.52)          (.60)

Distributions from capital gains                             --            --             --           (.44)
                                                           ----            ---            ---          -----

Total distributions                                       (.54)          (.55)          (.52)          (1.04)
                                                          -----          -----          -----          ------

Net asset value at end of period                          $10.10         $10.24         $9.74          $10.74
                                                          ======         ======         =====          ======

Total return**                                            4.00%          11.07%        -4.56%          10.51%

Net assets at end of period (000's omitted)              $14,668        $13,774        $13,367        $14,706

Ratio of expenses to average net assets                   1.01%           .96%          .90%            .99%

Ratio of net investment income to average net assets      5.30%          5.51%          5.08%          5.52%

Portfolio turnover rate                                  294.25%         124.9%        75.46%         104.94%

**    Total return information does not reflect sales loads.
+     Not annualized.
++    Annualized.




FINANCIAL HIGHLIGHTS
SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND


                                                                                                FOR THE PERIOD
                                                                                                FROM
                                                        FOR THE YEAR ENDED SEPTEMBER 30,        SEPTEMBER 7,
                                                                                                INITIAL
                                                                                                PUBLIC
                                                                                                OFFERING)
                                                                                                TO SEPTEMBER
                                                          1991         1990        1989         30, 1988
                                                          ----         ----        ----         --------

Net asset value at beginning of period                   $9.83        $9.96       $9.95          $9.93

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     .75          .77         .77            .05

Net realized and unrealized gain (loss) on
investments                                               .37         (.13)       (.01)           .02
                                                          ---         -----        ---            ---

Total from investment operations                          1.12         .64         .78            .07
                                                          ----         ---         ---            ---

LESS DISTRIBUTIONS:
Dividends from net investment income                     (.75)        (.77)       (.77)          (.05)

Distributions from capital gains                           --           --          --             --
                                                           ---          ---         ---            --

Total distributions                                      (.75)        (.77)       (.77)          (.05)
                                                         -----        -----       -----          -----

Net asset value at end of period                         $10.20       $9.83       $9.96          $9.95
                                                         ======       =====       =====          =====

Total return**                                           11.80%       6.65%       8.20%          .69%+

Net assets at end of period (000's omitted)              $9,458       $6,916      $6,249         $5,007

Ratio of expenses to average net assets                  1.00%        1.00%        .96%         1.06%++

Ratio of net investment income to average net assets     7.45%        7.76%       7.82%         7.46%++

Portfolio turnover rate                                  9.51%        24.17%      4.36%           None

**    Total return information does not reflect sales loads.
+     Not annualized.
++    Annualized.



FINANCIAL HIGHLIGHTS
SAFECO HIGH-YIELD BOND FUND




                                                                              FOR THE YEAR ENDED SEPTEMBER 30,




                                                           1996           1995          1994            1993           1992
                                                           ----           ----          ----            ----           ----

Net asset value at beginning of period                    $8.68          $8.55          $9.22          $8.92          $8.35

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      .78             .79           .82            .91            .83

Net realized and unrealized gain (loss) on                 .11            .13           (.67)            .30           .57
                                                                          ---           -----            ---           ---
investments

Total from investment operations                            .89           .92            .15           1.21           1.40
                                                            ----          ---            ---           ----           ----

LESS DISTRIBUTIONS:
Dividends from net investment income                      (.78)          (.79)          (.82)          (.91)          (.83)
                                                          -----          -----          -----          -----          -----

Net asset value at end of period                          $8.79          $8.68          $8.55          $9.22          $8.92
                                                          =====          =====          =====          =====          =====

Total return**                                            10.79%         11.43%         1.61%         14.29%         17.52%

Net assets at end of period (000's omitted)              $47,880        $39,178        $27,212        $28,291        $19,672

Ratio of expenses to average net assets                    .94%          1.01%          1.03%          1.09%          1.05%

Ratio of net investment income to average net assets      8.99%          9.28%          9.26%          9.94%          9.66%

Portfolio turnover rate                                   92.65%         38.03%        63.02%         50.27%         40.66%

**    Total return information does not reflect sales loads.
+     Not annualized.
++    Annualized.


FINANCIAL HIGHLIGHTS
SAFECO HIGH-YIELD BOND FUND


                                                                                                FOR THE PERIOD
                                                                                                FROM
                                                            FOR THE YEAR ENDED SEPTEMBER 30,    SEPTEMBER 7,
                                                                                                INITIAL
                                                                                                PUBLIC
                                                                                                OFFERING)
                                                                                                TO SEPTEMBER
                                                            1991         1990        1989       30, 1988
                                                            ----         ----        ----       --------

Net asset value at beginning of period                     $7.94        $9.33       $9.86          $9.89

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       .93          1.04        1.11           .07

Net realized and unrealized gain (loss) on                  .41         (1.39)      (.53)          (.03)
                                                            ---         ------      -----          ----
investments

Total from investment operations                            1.34        (.35)        .58            .04
                                                            ----        -----        ---            ---

LESS DISTRIBUTIONS:
Dividends from net investment income                       (.93)        (1.04)      (1.11)         (.07)
                                                           -----        ------      ------         -----

Net asset value at end of period                           $8.35        $7.94       $9.33          $9.86
                                                           =====        =====       =====          =====

Total return**                                             18.18%       -4.04%      6.10%          .37%+

Net assets at end of period (000's omitted)               $11,931       $7,786      $9,051         $5,204

Ratio of expenses to average net assets                    1.11%        1.15%       1.11%         1.25% ++

Ratio of net investment income to average net assets       11.51%       11.90%      11.52%        10.27%++

Portfolio turnover rate                                    32.46%       18.46%      12.57%          None

**    Total return information does not reflect sales loads.
+     Not annualized.
++    Annualized.



FINANCIAL HIGHLIGHTS
SAFECO MANAGED BOND FUND

                                                                                                             FOR THE PERIOD FROM
                                                       FOR THE SIX MONTH PERIOD                          FEBRUARY 28, 1994 (INITIAL
                                                         ENDED JUNE 30, 1996       FOR THE YEAR ENDED        PUBLIC OFFERING) TO
                                                             (UNAUDITED)           DECEMBER 31, 1995           DECEMBER 31, 1994
                                                             -----------           -----------------           -----------------

Net asset value at beginning of period                          $8.77                   $8.15                         $8.68

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                            .20                     .44                           .27

Net realized and unrealized gain (loss) on                      (0.42)                   .94                          (.53)
                                                                ------                   ---                          -----
investments

Total from investment operations                                (0.22)                   1.38                         (.26)
                                                                ------                   ----                         -----

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income                                           (0.20)                  (.44)                         (.27)

Net Realized gains on investments                                ---                    (.32)                          --
                                                                 ----                   -----          -               --

Total distributions                                             (0.20)                  (.76)                         (.27)
                                                                ------                  -----                         -----

Net asset value at end of period                                $8.35                   $8.77                         $8.15
                                                                =====                   =====                         =====

Total return*                                                  (2.55%)+                 17.35%                      (3.01%)+

Net assets at end of period (000's omitted)                     $4,114                  $4,497                       $4,627

Ratio of expenses to average net assets                        1.17%++                  1.16%                        1.28%++

Ratio of net investment income to average net assets
                                                               4.64%++                  5.14%                        3.88%++

Portfolio turnover rate                                       117.13%++                 78.78%                      132.26%++

*     Total return information does not reflect sales loads.
+     Not annualized.
++   Annualized.



FINANCIAL HIGHLIGHTS
SAFECO MUNICIPAL BOND FUND

                                           FOR THE SIX
                                          MONTH PERIOD
                                              ENDED
                                            SEPTEMBER
                                            30, 1996+
                                           (UNAUDITED)       1996       1995        1994        1993        1992
                                           -----------       ----       ----        ----        ----        ----

Net asset value at beginning of period       $13.69        $13.36     $13.27      $14.13      $13.37      $12.95

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                          .38          .76         .77         .78        .81          .86

Net realized and unrealized gain (loss)        .13          .33         .12       (.55)        .94          .48
                                               ---          ---         ---       -----        ---          ---
on investments

Total from investment operations               .51          1.09        .89        .23         1.75        1.34
                                               ---          ----        ---        ---         ----        ----

LESS DISTRIBUTIONS:
Dividends from net investment income          (.38)        (.76)       (.77)      (.78)       (.81)        (.86)
                                                           -----       -----      -----       -----        -----

Distributions from realized gains               --           --        (.03)      (.31)       (.18)        (.06)
                                                ---          ---       -----      -----       -----        -----

Total distributions                           (.38)        (.76)       (.80)      (1.09)      (.99)        (.92)
                                              -----        -----       -----      ------      -----        -----

Net asset value at end of period             $13.82        $13.69     $13.36      $13.27      $14.13      $13.37
                                             ------        ======     ======      ======      ======      ======

Total return*                                3.81%*        8.23%       7.10%      1.30%       13.60%      10.57%

Net assets at end of period (000's          $482,987      $480,643   $472,569    $507,453    $541,515    $427,638
omitted)

Ratio of expenses to average net assets      .54%**         .54%       .56%        .52%        .53%        .54%

Ratio of net investment income to            5.60%**       5.47%       5.96%      5.49%       5.91%        6.37%
average net assets

Portfolio turnover rate                      7.37%**       12.60%     26.96%      22.07%      31.66%      25.18%

     Total return information does not reflect sales loads.
*    Not Annualized
**  Annualized



FINANCIAL HIGHLIGHTS
SAFECO MUNICIPAL BOND FUND






                                              1991          1990          1989          1988         1987
                                              ----          ----          ----          ----         ----

Net asset value at beginning of period      $12.73        $12.92        $12.85        $14.16       $13.74

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                         .86          .88           .94           .96           .99

Net realized and unrealized gain (loss)       .26          .25           .36          (.91)          .63
                                              ---          ---           ---          -----          ---
on investments

Total from investment operations             1.12          1.13          1.30          .05          1.62
                                             ----          ----          ----          ---          ----

LESS DISTRIBUTIONS:
Dividends from net investment income         (.86)        (.88)         (.94)         (.96)         (.99)
                                             -----        -----         -----         -----         -----

Distributions from realized gains            (.04)        (.44)         (.29)         (.40)         (.21)
                                             -----        -----         -----         -----         -----

Total distributions                          (.90)        (1.32)        (1.23)        (1.36)       (1.20)
                                             -----        ------        ------        ------       ------

Net asset value at end of period            $12.95        $12.73        $12.92        $12.85       $14.16
                                            ======        ======        ======        ======       ======

Total return*                                9.13%        9.05%         10.49%         .93%        12.49%+

Net assets at end of period (000's         $331,647      $286,303      $231,911      $183,642     $214,745
omitted)

Ratio of expenses to average net assets      .56%          .57%          .60%          .61%         .59%

Ratio of net investment income to            6.68%        6.76%         7.23%         7.42%         7.20%
average net assets

Portfolio turnover rate                     38.55%        65.80%       135.60%        71.91%       23.09%

     Total return information does not reflect sales loads.
*    Not Annualized
**  Annualized



FINANCIAL HIGHLIGHTS
SAFECO CALIFORNIA TAX-FREE INCOME FUND
                                                                           YEAR ENDED MARCH 31,

                                     FOR THE SIX MONTH
                                       PERIOD ENDED
                                    SEPTEMBER 30, 1996+     1996       1995     1994           1993        1992
                                    -------------------     ----       ----     ----           ----        ----

Net asset value at beginning of           $11.86           $11.54     $11.51      $12.23      $11.60      $11.24
period

INCOME FROM INVESTMENT OPERATIONS:
Net investment income
                                            .31             .62          .63        .66        .68         .71

Net realized and unrealized gain
(loss) on investments                       .21             .40         .13       (.38)        .76         .44
                                            ---             ---         ---       -----        ---         ---

Total from investment operations            .52             1.02        .76        .28         1.44        1.15
                                            ---             ----        ---        ---         ----        ----

LESS DISTRIBUTIONS:
Dividends from net investment              (.31)           (.62)       (.63)      (.66)       (.68)       (.71)
                                           -----           -----       -----      -----       -----       -----
income

Distributions from realized gains           --             (.08)       (.10)      (.34)       (.13)       (.08)
                                            ---            -----       -----      -----       -----       -----

Total distributions                        (.31)           (.70)       (.73)      (1.00)      (.81)       (.79)
                                                           -----       -----      ------      -----       -----

Net asset value at end of period          $12.07           $11.86     $11.54      $11.51      $12.23      $11.60
                                          ======           ======     ======      ======      ======      ======

Total return*                             4.49%*           8.87%       7.01%      1.97%       12.88%      10.43%
                                          ------           -----       -----      -----       ------      ------

Net assets at end of period               $72,164         $70,546     $64,058    $77,056     $79,872     $71,480
                                          -------         -------     -------    -------     -------     -------
(000's omitted)

Ratio of expenses to average net          .70%**            .68%       .70%        .68%        .66%        .67%
                                          ------            ----       ----        ----        ----        ----
assets

Ratio of net investment income to         5.30%**          5.12%       5.65%      5.31%       5.71%       6.13%
                                          -------          -----       -----      -----       -----       -----
average net assets

Portfolio turnover rate                  12.96%**          16.25%     44.10%      32.58%      23.18%      39.35%
                                         --------          ------     ------      ------      ------      ------


      Not annualized
*     Annualized
+     Unaudited.
++ Distribution includes $.05 per share attributable to the December 31, 1987, capital gain distribution paid in order to avoid any excise tax due under the Tax Reform Act of 1986.


FINANCIAL HIGHLIGHTS
SAFECO CALIFORNIA TAX-FREE INCOME FUND
                                                                YEAR ENDED MARCH 31,


                                         1991         1990          1989          1988          1987
                                         ----         ----          ----          ----          ----

Net asset value at beginning of         $11.07       $11.02        $10.72        $12.14        $11.68
period

INCOME FROM INVESTMENT OPERATIONS:
Net investment income
                                         .71          .72           .75           .76            .80

Net realized and unrealized gain
(loss) on investments                    .23          .23           .30          (.99)           .57
                                         ---          ---           ---          -----           ---

Total from investment operations         .94          .95           1.05         (.23)          1.37
                                         ---          ---           ----         -----          ----

LESS DISTRIBUTIONS:
Dividends from net investment           (.71)        (.72)         (.75)         (.76)          (.80)
                                        -----        -----         -----         -----          -----
income

Distributions from realized gains       (.06)        (.18)          ---         (.43)++         (.11)
                                        -----        -----      -   ----        -----           -----

Total distributions                     (.77)        (.90)         (.75)         (1.19)         (.91)
                                        -----        -----         -----         ------         -----

Net asset value at end of period        $11.24       $11.07        $11.02        $10.72        $12.14
                                        ======       ======        ======        ======        ======

Total return*                           8.78%        8.87%         10.09%        -1.39%        12.25%+
                                        -----        -----         ------        ------        -------

Net assets at end of period            $57,066      $47,867       $36,930       $28,790        $34,792
                                       -------      -------       -------       -------        -------
(000's omitted)

Ratio of expenses to average net         .67%         .68%          .71%          .72%          .70%
                                         ----         ----          ----          ----          ----
assets

Ratio of net investment income to       6.32%        6.42%         6.86%         6.99%          6.71%
                                        -----        -----         -----         -----          -----
average net assets

Portfolio turnover rate                 22.92%       71.37%        76.95%        66.72%        44.61%
                                        ------       ------        ------        ------        ------


      Not annualized
*     Annualized
+     Unaudited.
++ Distribution includes $.05 per share attributable to the December 31, 1987, capital gain distribution paid in order to avoid any excise tax due under the Tax Reform Act of 1986.


FINANCIAL HIGHLIGHTS
SAFECO WASHINGTON STATE MUNICIPAL BOND FUND

                                       FOR THE SIX
                                       MONTH PERIOD                                                         FOR THE PERIOD FROM
                                          ENDED                                                                MARCH 18, 1993
                                       SEPTEMBER 30,   YEAR ENDED                                              (INITIAL PUBLIC
                                            1996*      MARCH 31,        YEAR ENDED      YEAR ENDED              OFFERING) TO
                                        (UNAUDITED)    1996           MARCH 31, 1995   MARCH 31, 1994          MARCH 31, 1993
                                        -----------    ----           --------------   --------------          --------------

Net asset value at beginning of           $10.34          $10.10           $9.91           $10.27                  $10.32
period

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       .25            0.50            0.49             0.44                    0.02

Net realized and unrealized gain           0.11            0.27            0.19            (0.35)                  (0.05)
                                           ----            ----            ----            ------                  ------
(loss) on investments

Total from investment operations           0.36            0.77            0.68             0.09                   (0.03)
                                           ----            ----            ----             ----                   ------

LESS DISTRIBUTIONS:
Dividends from net investment             (0.25)          (0.50)          (0.49)           (0.44)                  (0.02)
income

Distribution from realized gains             --           (0.03)            ---            (0.01)                    ---
                                             ---          ------            ----           ------                    ---

Total distributions                       (0.25)          (0.53)          (0.49)           (0.45)                  (0.02)
                                          ------          ------          ------           ------                  ------

Net asset value at end of period          $10.45          $10.34          $10.10           $9.91                   $10.27
                                          ======          ======          ======           =====                   ======

Total return*                             3.53%+           7.73%           7.13%            .68%                   -.31%+

Net assets at end of period (000's        $6,593          $6,489          $5,953           $2,908                  $2,163
omitted)

Ratio of expenses to average net          1.11%++          1.07%           1.09%           1.44%                  1.04%++
assets

Ratio of net investment income to         4.83%++          4.78%           5.06%           4.17%                  4.47%++
average net assets

Portfolio turnover rate                   9.99%++         20.86%           9.23%           17.26%                   None


       Total return information does not reflect sales loads.
+      Not annualized.
++     Annualized.


FINANCIAL HIGHLIGHTS
SAFECO MONEY MARKET FUND


                                    FOR THE SIX
                                   MONTH PERIOD
                                       ENDED
                                   SEPTEMBER 30,
                                       1996+          1996         1995      1994            1993         1992
                                       -----          ----         ----      ----            ----         ----

Net asset value at beginning of        $1.00          $1.00        $1.00        $1.00        $1.00        $1.00
period

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                   .02            .05           .04          .02         .03          .05

LESS DISTRIBUTIONS:
Dividends from net investment          (.02)          (.05)        (.04)        (.02)        (.03)        (.05)
                                       -----          -----        -----        -----        -----        -----
income

Net asset value at end of period       $1.00          $1.00        $1.00        $1.00        $1.00        $1.00
                                       =====          =====        =====        =====        =====        =====

Total return+                         2.33%*          5.15%        4.20%        2.48%        2.98%        5.04%

Net assets at end of period          $167,231       $165,122     $171,958     $186,312     $144,536     $184,823
(000's omitted)

Ratio of expenses to average          .83%**          .78%         .78%         .79%         .77%         .73%
net assets

Ratio of net investment income
to average net assets                 4.63%**         5.04%        4.21%        2.47%        3.02%        5.05%



         Total return information does not reflect a Contingent Deferred Sales Charge that may apply to certain shares.
+        Unaudited
*        Annualized
**       Not Annualized


FINANCIAL HIGHLIGHTS
SAFECO MONEY MARKET FUND






                                       1991           1990         1989          1988         1987
                                       ----           ----         ----          ----         ----

Net asset value at beginning of        $1.00         $1.00         $1.00        $1.00         $1.00
period

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                   .07           .08           .08          .06           .06

LESS DISTRIBUTIONS:
Dividends from net investment          (.07)         (.08)         (.08)        (.06)         (.06)
                                       -----         -----         -----        -----         -----
income

Net asset value at end of period       $1.00         $1.00         $1.00        $1.00         $1.00
                                       =====         =====         =====        =====         =====

Total return+                          7.60%         8.77%         7.86%        6.56%        5.90%+

Net assets at end of period          $224,065       $225,974     $177,813      $119,709      $57,998
(000's omitted)

Ratio of expenses to average           .70%           .71%         .74%          .79%         .82%
net assets

Ratio of net investment income
to average net assets                  7.34%         8.45%         7.66%        6.49%         5.71%



         Total return information does not reflect a Contingent Deferred Sales Charge that may apply to certain shares.
+        Unaudited
*        Annualized
**       Not Annualized

--------------------------------------------
ALTERNATIVE PURCHASE ARRANGEMENT
--------------------------------------------

This Prospectus offers two classes of shares for each Fund. For each Fund except the Money Market Fund, Class A shares are sold at net asset value plus an initial sales charge of up to 4.5%. Class A shares also pay an annual Rule 12b-1 service fee of 0.25% of the average daily net assets of the Class A shares. For each Fund except the Money Market Fund, Class B shares are sold at net asset value with no initial sales charge, but a CDSC of up to 5% applies to redemptions made within six years of purchase. Class B shares also pay an annual Rule 12b-1 service fee of 0.25% of the average daily net assets of the Class B shares and an annual Rule 12b-1 distribution fee of 0.75% of the average daily net assets of the Class B shares. Class B shares convert to Class A shares in the first month following the investor's sixth anniversary from purchase. The maximum investment amount in Class B shares is $500,000.

Class A and B shares of the Money Market Fund are sold at net asset value, are not subject to sales charges, and do not currently pay Rule 12b-1 fees. Money Market Fund Class A and Class B shares may be subject to sales charges if an investor exchanges into Class A or Class B shares of another Fund. See "Purchasing Advisor Class A Shares" and "Purchasing Advisor Class B Shares."

For shareholders of each Fund except the Money Market Fund, the alternative purchase arrangement permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution and service fees and CDSCs on Class B shares prior to conversion would be less than the initial sales charge and accumulated service fee on Class A shares purchased at the same time.

Class A shares will normally be more beneficial than Class B shares to investors who qualify for reduced initial sales charges or a sales load waiver on Class A shares. Class A shares are subject to a service fee (but not a distribution fee) and, accordingly, pay correspondingly higher dividends per share than Class B shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares.

Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class B shares. The CDSC imposed on the redemption of Class B shares decreases and is completely eliminated with respect to such shares beginning in the first month following the investor's sixth anniversary from purchase. Class B shares automatically convert to Class A shares (which are subject to lower continuing charges) in the first month following the investor's sixth anniversary from purchase. For more information about each Fund's shares, see "How to Purchase Shares" beginning on page 48.

--------------------------------------------------------
EACH FUND'S INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------

The investment objective and investment policies for each Fund are described below. A Trust's Board of Trustees may change a Fund's (except the California Fund's) objective without a shareholder vote, but no such change will be made without prior written notice to shareholders of that Fund (60 days' in the case of the Money Market, Municipal Bond and Washington Funds and 30 days' in the case of the other Funds). The California Fund has a fundamental investment objective that may not be changed without a shareholder vote. In the event a Fund changes its investment objective, the new objective may not meet the investment needs of every shareholder and may be different from the objective a shareholder considered appropriate at the time of initial investment.

Each Fund has adopted a number of investment restrictions. If a Fund satisfies a percentage limitation at the time of investment, a later increase or decrease in value, assets or other circumstances will not be considered in determining whether the Fund complies with the applicable policy (except to the extent the change may impact the Fund's borrowing limits). Unless otherwise stated, the investment policies and limitations described below under each Fund's description and "Common Investment Practices" are non-fundamental and may be changed without a shareholder vote.

INVESTMENT OBJECTIVES AND POLICIES OF THE STOCK FUNDS

GROWTH FUND

The Growth Fund has as its investment objective to seek growth of capital and the increased income that ordinarily follows from such growth. The Growth Fund ordinarily invests a preponderance of its assets in common stock selected primarily for potential appreciation. Such investments may cause its share price to be more volatile than the Equity and Income Funds.

To pursue its investment objective, the Growth Fund:

1. WILL INVEST A PREPONDERANCE OF ITS ASSETS IN COMMON STOCKS SELECTED PRIMARILY FOR POTENTIAL APPRECIATION. To determine those common stocks which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management and earnings power.

2. MAY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK (INCLUDING CORPORATE BONDS AND PREFERRED STOCK THAT CONVERT TO COMMON STOCK, EITHER AUTOMATICALLY AFTER A SPECIFIED PERIOD OF TIME OR AT THE OPTION OF THE ISSUER). The Fund will purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation.

3. MAY INVEST UP TO 5% OF NET ASSETS IN CONTINGENT VALUE RIGHTS. A contingent value right is a right issued by a corporation that takes on a preestablished value if the underlying common stock does not attain a target price by a specified date.

For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 69.

EQUITY FUND

The Equity Fund has as its investment objective to seek long-term growth of capital and reasonable current income. The Equity Fund invests principally in common stock selected for appreciation and/or dividend potential and from a long-range investment standpoint. The Equity Fund does not seek to achieve both growth and income with every portfolio security investment. Rather, it attempts to achieve a reasonable balance between growth and income on an overall basis.

To pursue its investment objective, the Equity Fund:

1. WILL INVEST, DURING NORMAL MARKET CONDITIONS, AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY SECURITIES (WHICH INCLUDE COMMON STOCKS AND PREFERRED STOCKS). The Fund will invest principally in common stocks selected by SAM primarily for appreciation and/or dividend potential and from a long-range investment standpoint.

2. MAY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK (INCLUDING CORPORATE BONDS AND PREFERRED STOCK THAT CONVERT TO COMMON STOCK, WHETHER AUTOMATICALLY AFTER A SPECIFIED PERIOD OF TIME OR AT THE OPTION OF THE ISSUER), EXCEPT THAT LESS THAN 35% OF ITS NET ASSETS WILL BE INVESTED IN SUCH SECURITIES. The Equity Fund may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Equity Fund's net assets will be invested in such securities. The Equity Fund will not purchase a bond rated below Ca by Moody's Investors Service, Inc. ("Moody's") or CC by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies ("S&P") or which is in default on the payment of principal and interest. Bonds rated Ca or CC are highly speculative and have large uncertainties or major risk exposures. See "Risk Factors" on page 42 for more information.

For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 69. For a description of debt securities ratings, see the "Ratings Supplement" on page 69.

INCOME FUND

The Income Fund has as its investment objective to seek high current income and, when consistent with its objective, the long-term growth of capital. The Fund currently intends to place greatest emphasis on holding common stock, convertible corporate bonds and convertible preferred stock. SAM will select securities primarily for current income, but also with a view toward capital growth when this can be accomplished without conflicting with the Fund's investment objective.

To pursue its investment objective, the Income Fund:

1. WILL INVEST PRIMARILY IN COMMON STOCK AND ALSO IN CONVERTIBLE AND NON-CONVERTIBLE CORPORATE BONDS AND PREFERRED STOCK (INCLUDING CORPORATE BONDS AND PREFERRED STOCK THAT CONVERT TO COMMON STOCK EITHER AUTOMATICALLY AFTER A SPECIFIED PERIOD OF TIME OR AT THE OPTION OF THE ISSUER). The Fund will purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation. The Income Fund may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Income Fund's net assets will be invested in such securities. Bonds rated Ca by Moody's or CC by S&P are highly speculative and have large uncertainties or major risk exposures. See "Risk Factors" on page 42 for more information.

2. MAY INVEST UP TO 10% OF TOTAL ASSETS IN EURODOLLAR BONDS WHICH ARE ISSUED BY U.S. ISSUERS. Eurodollar bonds are traded in the European bond market and are denominated in U.S. dollars. The Fund will purchase Eurodollar bonds through U.S. securities dealers and hold such bonds in the United States. The delivery of Eurodollar bonds to the Fund's custodian in the United States may cause slight delays in settlement which are not anticipated to affect the Fund in any material, adverse manner.

For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 69. For a description of debt securities ratings, see the "Ratings Supplement" on page 69.

NORTHWEST FUND

The Northwest Fund has as its investment objective to seek long-term growth of capital through investing primarily in Northwest companies. To pursue its objective, the Fund will invest at least 65% of its total assets in securities issued by companies with their principal executive offices located in Alaska, Idaho, Montana, Oregon or Washington.

To pursue its investment objective, the Northwest Fund:

1. WILL ORDINARILY INVEST ITS ASSETS IN SHARES OF COMMON STOCKS AND PREFERRED STOCKS OF COMPANIES LOCATED IN THE NORTHWEST SELECTED
         PRIMARILY FOR POTENTIAL LONG-TERM APPRECIATION. To determine those common and preferred stocks which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management and earnings power. The Fund generally invests a portion of its assets in smaller companies. See "Risk Factors" for more information about the risks of investing primarily in companies located in the Northwest.

2. MAY OCCASIONALLY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK WHEN, IN THE OPINION OF SAM, THE EXPECTED TOTAL RETURN OF A CONVERTIBLE SECURITY EXCEEDS THE EXPECTED TOTAL RETURN OF COMMON STOCK ELIGIBLE FOR PURCHASE BY THE FUND. The Fund may purchase corporate bonds and preferred stock that convert to common stock either automatically after a specified period of time or at the option of the issuer. The Fund will purchase those convertible securities which, in SAM's opinion, have underlying common stock with potential for long-term growth. The Fund will purchase convertible securities which are investment grade, I.E., rated in the top four categories by either S&P or Moody's.

         See "Risk Factors" for more information about the risks inherent in geographic concentration. For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 69. For a description of debt securities ratings, see the "Ratings Supplement" on page 69.



INTERNATIONAL FUND

The investment objective of the International Fund is to seek maximum long-term total return (capital appreciation and income) by investing primarily in common stock of established non-U.S. companies. To pursue its objective, the International Fund, under normal market conditions, will invest at least 65% of its total assets in the securities of companies domiciled in at least five countries, not including the United States.

To pursue its investment objective, the International Fund:

1. WILL INVEST PRIMARILY IN COMMON STOCKS OF NON-U.S. COMPANIES. Common stock issued by foreign companies is subject to various risks in addition to those associated with U.S. investments. For example, the value of the common stock depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the common stock is issued.

2. MAY INVEST IN PREFERRED STOCKS AND CONVERTIBLE SECURITIES ISSUED BY FOREIGN COMPANIES.

3.       MAY  INVEST  IN  DEBT  SECURITIES   ISSUED  BY  FOREIGN  COMPANIES  AND
         GOVERNMENTS. The Fund will make such investments primarily for defensive purposes, but may also do so where anticipated interest rate movements, or other factors affecting the degree of risk inherent in a fixed income security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund. The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governments or governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. Repayment of principal and interest may depend also upon political and economic factors.

4. MAY INVEST IN PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS"), WHICH INCLUDE FUNDS OR TRUSTS ORGANIZED AS INVESTMENT VEHICLES TO INVEST IN COMPANIES OF CERTAIN FOREIGN COUNTRIES. Investors in PFICs bear their proportionate share of the PFIC's management fees and other expenses. See "Additional Tax Information" in the Common Stock Trust's Statement of Additional Information.

5. MAY PURCHASE AND SELL PUT AND CALL OPTIONS ON SECURITIES, FINANCIAL INDICES AND FOREIGN CURRENCIES, MAY PURCHASE AND SELL THE FOLLOWING NON-LEVERAGED DERIVATIVE SECURITIES: FUTURES CONTRACTS AND RELATED
         OPTIONS WITH RESPECT TO SECURITIES, FINANCIAL INDICES AND FOREIGN CURRENCIES, AND MAY ENTER INTO FOREIGN CURRENCY TRANSACTIONS SUCH AS FORWARD CONTRACTS. The Fund may employ certain strategies and techniques utilizing these instruments to mitigate its exposure to changing currency exchange rates, security prices, interest rates and other factors that affect security values. There is no guarantee that these strategies and techniques will work.

                  An option gives an owner the right to buy or sell securities at a predetermined exercise price for a given period of time. The writer of an option is obligated to purchase or sell (depending upon the nature of the option) the underlying securities if the option is exercised during the specified period of time. A futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a security at the close of the last trading day of the contract and the price at which the agreement is made. A forward currency contract is an agreement to purchase or sell a foreign currency at some future time for a fixed amount of U.S. dollars.

                  The Fund, under normal conditions, will not sell a put or call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 25% of the Fund's net assets. The Fund will not purchase a put or call option or option on a futures contract if, as a result thereof, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of its net assets. In addition, the Fund will not enter into any futures contract or option on a futures contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of its net assets.

See "Risk Factors" for more information about the risks inherent in securities issued by foreign issuers and in the purchase and sale of options, futures and forward contracts. For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 69.

BALANCED FUND


The Balanced Fund has as its investment objective to seek growth and income consistent with the preservation of capital. To pursue its objective, the Balanced Fund will invest primarily in equity and fixed income securities and will occasionally alter the mix of its equity and fixed income securities. Such action will be taken in response to economic conditions and generally in small increments. The Balanced Fund will not make significant changes in its asset mix in an attempt to "time the market."


To pursue its investment objective, the Balanced Fund:


1. WILL ORDINARILY INVEST FROM 50% TO 70% OF ITS TOTAL ASSETS IN EQUITY SECURITIES, WHICH INCLUDE COMMON STOCKS, PREFERRED STOCK AND SECURITIES CONVERTIBLE INTO COMMON STOCK. The Fund will invest principally in common stocks selected by SAM primarily for appreciation and/or dividend potential and from a long-range investment standpoint. The Fund may purchase corporate bonds and preferred stock that convert to common stock either automatically after a specified period of time or at the option of the issuer.


                  The Fund will purchase those convertible securities which, in SAM's opinion, have underlying common stock with potential for long-term growth. The Fund will purchase convertible securities which are investment grade, I.E., rated in the top four categories by either S&P or Moody's.

2. WILL INVEST AT LEAST 25% OF ITS TOTAL ASSETS IN FIXED-INCOME SENIOR SECURITIES. The Fund will purchase only those U.S. Government and investment grade debt obligations or non-rated debt obligations which in SAM's view contain the credit characteristics of investment grade debt obligations. Investment grade obligations (rated between Aaa Baa by Moody's and AAA-BBB by S&P) are from high to medium quality. Medium quality obligations possess speculative characteristics and may be more sensitive to economic changes and changes to the financial condition of issuers.


For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 69. For a description of debt securities ratings, see the "Ratings Supplement" on page 69.

SMALL COMPANY FUND

The Small Company Fund has as its investment objective to seek long-term growth of capital through investing primarily in small-sized companies. To pursue its objective, the Small Company Fund will invest primarily in companies with total market capitalization of less than $1 billion.

To pursue its investment objective, the Small Company Fund:

1. WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN COMMON STOCK AND PREFERRED STOCK OF SMALL-SIZED COMPANIES WITH TOTAL MARKET CAPITALIZATION OF LESS THAN $1 BILLION. Companies whose capitalization falls outside this range after purchase continue to be considered small-capitalized for purposes of the 65% policy. The Fund will invest principally in common stocks selected by SAM primarily for appreciation and/or dividend potential and from a long-range investment standpoint. In determining those common and preferred stocks which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management and earnings power. Investments in small or newly formed companies involve greater risks than investments in larger, more established issuers and their securities can be subject to more abrupt and erratic movements in price. See "Risk Factors" for more information about the risks inherent in securities issued by small companies.

2. MAY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK WHEN, IN SAM'S OPINION, THE EXPECTED TOTAL RETURN OF A CONVERTIBLE SECURITY EXCEEDS THE EXPECTED TOTAL RETURN OF COMMON STOCK ELIGIBLE FOR PURCHASE BY THE FUND. The Fund will purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation. The Fund may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Fund's net assets will be invested in such securities. Bonds rated Ca by Moody's or CC by

         S&P are highly speculative and have large uncertainties or major risk exposures. See "Risk Factors" on page 42 for more information.



See "Risk  Factors"  for more  information  about the  risks  inherent  in small company issuers. For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 69. For a description of debt securities ratings, see the "Ratings Supplement" on page 69.

COMMON INVESTMENT PRACTICES OF THE STOCK FUNDS

Each of the Stock Funds may also follow the investment practices described below:

1.       MAY INVEST IN BONDS AND OTHER DEBT SECURITIES.

                  Each Fund may invest in bonds and other debt securities that are rated investment grade by Moody's or S&P, or unrated bonds determined by SAM to be of comparable quality to such rated bonds. Bonds rated in the lowest category of investment grade (Baa by Moody's and BBB by S&P) and comparable unrated bonds have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

                  After purchase by a Stock Fund, a corporate bond may be downgraded or, if unrated, may cease to be comparable to a rated security. Neither event will require a Stock Fund to dispose of that security, but SAM will take a downgrade or loss of comparability into account in determining whether the Fund should continue to hold the security in its portfolio. The Equity Fund will not hold more than 3% of its total assets and the Income Fund will not hold more than 1% of its total assets in bonds that go into default on the payment of principal and interest after purchase. In the event that 35% or more of a Stock Fund's net assets is held in securities rated below investment grade due to a downgrade of one or more corporate bonds, SAM will engage in an orderly disposition of such securities to the extent necessary to ensure that the Fund's holdings of such securities remain below 35% of the Fund's net assets.

2. MAY INVEST IN WARRANTS. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrant. Generally, the value of a warrant will fluctuate by greater percentages than the value of the underlying common stock. The primary risk associated with a warrant is that the term of the warrant may expire before the exercise price of the common stock has been reached. Under these circumstances, a Stock Fund could lose all of its principal investment in the warrant.

3. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH QUALITY, SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS (EXCEPT THE EQUITY FUND) OR REPURCHASE AGREEMENTS. The Stock Funds may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. With respect to repurchase agreements, each Stock Fund will invest no more than 5% of its total assets in repurchase agreements and will not purchase repurchase agreements that mature in more than seven days. Counterparties of foreign repurchase agreements may be less creditworthy than U.S. counterparties.

4. MAY PURCHASE SECURITIES ON A "WHEN-ISSUED" OR "DELAYED-DELIVERY" BASIS OR PURCHASE OR SELL SECURITIES ON A "FORWARD COMMITMENT" BASIS. Under this procedure, a Stock Fund agrees to acquire securities that are to be issued and delivered against payment in the future. The price, however, is fixed at the time of commitment. When a Stock Fund purchases when-issued or delayed-delivery securities, its custodian bank will maintain in a temporary holding account cash, U.S. Government securities or other high-grade debt obligations having a value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the temporary holding account or from then-available cash flow. If a Stock Fund chooses to dispose of the right to acquire a when-issued or delayed delivery security prior to its acquisition, it could incur a gain or loss due to market fluctuations. Use of these techniques may affect a Fund's share price in a manner similar to leveraging.

5. MAY INVEST IN AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs are registered receipts evidencing ownership of an underlying foreign security. They typically are issued in the United States by a bank or trust company. In addition to the risks of foreign investment applicable to the underlying securities, ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank or trust company, or that such information in the U.S. market may not be current. ADRs which are structured without sponsorship of the issuer of the underlying foreign security may also be subject to the risk that the foreign issuer may not provide financial and other material information to the U.S. bank or trust company issuer. The International Fund may utilize European Depositary Receipts ("EDRs"), which are similar instruments. EDRs may be in bearer form and are designed for use in the European securities markets.

6. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, EXCEPT THE INTERNATIONAL FUND, WHICH MAY INVEST 100% OF ITS ASSETS IN FOREIGN SECURITIES. FOREIGN SECURITIES ARE SUBJECT TO RISKS IN ADDITION TO THOSE INHERENT IN INVESTMENTS IN DOMESTIC SECURITIES. See "Risk

         Factors" on page 42 for more information about the risks associated with investments in foreign securities.

7. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN SHARES OF REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs purchase real property, which is then leased, and make mortgage investments. For federal income tax purposes, REITs attempt to qualify for beneficial "modified pass-through" tax treatment by annually distributing at least 95% of their taxable income. If a REIT were unable to qualify for such tax treatment, it would be taxed as a corporation and the distributions made to its shareholders would not be deductible by it in computing its taxable income. REITs are dependent upon the successful operation of properties owned and the financial condition of lessees and mortgagors. The value of REIT units fluctuates depending on the underlying value of the real property and mortgages owned and the amount of cash flow (net income plus depreciation) generated and paid out. In addition, REITs typically borrow to increase funds available for investment. Generally, there is a greater risk associated with REITs that are highly leveraged.

8. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN RESTRICTED SECURITIES, PROVIDED THAT SAM HAS DETERMINED THAT SUCH SECURITIES ARE LIQUID UNDER GUIDELINES ADOPTED BY THE COMMON STOCK TRUST'S BOARD OF TRUSTEES. Restricted securities may be sold only in offerings registered under the Securities Act of 1933, as amended ("1933 Act"), or in transactions exempt from the registration requirements under the 1933 Act. Rule 144A under the 1933 Act provides an exemption for the resale of certain restricted securities to qualified institutional buyers. Investing in restricted securities may increase the Stock Funds' illiquidity to the extent that qualified institutional buyers or other buyers are unwilling to purchase the securities. As a result, a Stock Fund may not be able to sell these securities when its investment adviser or sub-investment adviser deems it advisable to sell, or may have to sell them at less than fair value. In addition, market quotations are sometimes less readily available for restricted securities. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

9. MAY INVEST IN SECURITIES WHOSE PERFORMANCE AND PRINCIPAL AMOUNT AT MATURITY ARE LINKED TO A SPECIFIED EQUITY SECURITY OR SECURITIES INDEX. The value of an indexed security is determined by reference to a specific equity instrument or statistic. The performance of indexed securities depends largely on the performance of the securities or indices to which they are indexed, but such securities are also subject to credit risks associated with the issuer of the security. Indexed securities may also be more volatile than their underlying instruments.

10. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN SECURITIES OF UNSEASONED ISSUERS. Unseasoned issuers are those companies which, together with any predecessors, have been in operation for less than three years.

The following restrictions are fundamental policies of the Stock Funds that cannot be changed without shareholder vote.

1. EACH FUND, WITH RESPECT TO 75% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

2. THE GROWTH, INCOME AND NORTHWEST FUNDS MAY NOT PURCHASE MORE THAN 10% OF ANY CLASS OF SECURITIES OF ANY ONE ISSUER.

3. EACH FUND, WITH RESPECT TO 100% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT PURCHASE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

4.       EACH STOCK  FUND MAY  BORROW  MONEY  ONLY FOR  TEMPORARY  OR  EMERGENCY
         PURPOSES, AND THE GROWTH FUND ONLY FOR EXTRAORDINARY OR EMERGENCY PURPOSES, FROM A BANK OR AFFILIATE OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. The Growth, Income and Northwest Funds will not borrow amounts in excess of 20%, and the Equity, Balanced, International and Small Company Funds will not borrow amounts in excess of 33%, of total assets. A Stock Fund will not purchase securities if borrowings equal to or greater than 5% of total assets are outstanding for that Fund.

For more information, see the "Investment Policies" and "Additional Investment Information" sections of the Common Stock Trust's Statement of Additional Information.

INVESTMENT POLICIES OF THE INTERMEDIATE TREASURY FUND

The investment objective of the Intermediate Treasury Fund is to provide as high a level of current income as is consistent with the preservation of capital. The Intermediate Treasury Fund will seek to maintain a portfolio of U.S. Treasury obligations with an average dollar weighted maturity of between three and ten years; however, individual obligations held by the Intermediate Treasury Fund may have maturities outside that range.

To pursue its investment objective, the Intermediate Treasury Fund:

1. WILL INVEST, DURING NORMAL MARKET CONDITIONS, AT LEAST 65% OF ITS TOTAL ASSETS IN DIRECT OBLIGATIONS OF THE U.S. TREASURY SUCH AS U.S. TREASURY BILLS, NOTES AND BONDS. The Intermediate Treasury Fund may also invest in stripped securities that are direct obligations of the U.S.

         Treasury. Direct obligations of the U.S. Treasury are supported by the full faith and credit of the U.S. Government.

2.       WILL INVEST UP TO 35% OF ITS TOTAL ASSETS IN:

                  OTHER U.S. GOVERNMENT SECURITIES, including (a) securities supported by the full faith and credit of the U.S. Government but that are not direct obligations of the U.S. Treasury, such as securities issued by the Government National Mortgage Association ("GNMA"), (b) securities that are not supported by the full faith and credit of the U.S. Government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and (c) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority ("TVA"). While U.S. Government securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

                  CORPORATE DEBT SECURITIES which at the time of purchase are rated in the top three grades (A or higher) by either Moody's or S&P, or, if unrated, determined by SAM to be of comparable quality to such rated debt securities. In addition to reviewing ratings, SAM will analyze the quality of rated and unrated corporate bonds for purchase by the Fund by evaluating various factors that may include the issuer's capital structure, earnings power and quality of management. See "Ratings Supplement" beginning on page 69.

3. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN YANKEE SECTOR DEBT SECURITIES, EURODOLLAR BONDS AND MUNICIPAL SECURITIES. See the Taxable Bond Trust's Statement of Additional Information for more information about these securities.

INVESTMENT POLICIES OF THE HIGH-YIELD FUND


The High-Yield Fund has as its investment objective to provide a high level of current interest income through the purchase of high-yield, fixed-income securities. The higher yields that the Fund seeks are usually available from lower-rated or unrated securities sometimes referred to as "junk bonds." The maturity of the debt obligations held by the Fund may range from 1 to 30 years. However, it is anticipated that the majority of debt obligations will have maturities from 5 to 15 years.


To pursue its investment objective, the High-Yield Fund:


1. WILL INVEST, DURING NORMAL MARKET CONDITIONS, AT LEAST 65% OF ITS PORTFOLIO IN HIGH-YIELD, FIXED-INCOME SECURITIES. The High-Yield Fund may purchase debt and preferred stock issues (including convertible securities) which are below investment grade, i.e., rated lower than the top four grades by S&P or Moody's, or, if not rated by these agencies, in the opinion of SAM, have credit characteristics comparable to such rated securities. Up to 25% of the Fund's total assets may be invested in such unrated securities. SAM will determine the quality of unrated obligations by evaluating the issuer's capital structure, earnings power and quality of management. Unrated securities may not be as attractive to as many investors as rated securities. In addition, the Fund may invest up to 5% of its total assets in securities which are in default. The Fund will purchase securities which are in default only when, in SAM's opinion, the potential for high yield outweighs the risk.


         While fixed-income securities rated lower than investment grade generally lack characteristics of a desirable investment, they normally offer a current yield or yield-to-maturity which is significantly higher than the yield available from securities rated as investment grade. These securities are speculative and involve greater investment risks due to the issuers' reduced creditworthiness and increased likelihood of default and bankruptcy. In addition, these securities are frequently subordinated to senior securities. For further explanation of the special risks associated with investing in lower-rated, fixed-income securities, see "Risk Factors" on page 42.


         For a description of debt ratings, see "Description of Debt Ratings" on page 69. For a breakdown of the debt securities held by the High-Yield Fund during the fiscal year ended September 30, 1996, see "Debt Securities Held by the High-Yield Fund" on page 72.


         The High-Yield Fund may retain an issue whose rating has been changed.


2. MAY INVEST IN FIXED-INCOME SECURITIES WITH EQUITY FEATURES WHEN COMPARABLE IN YIELD AND RISK TO FIXED-INCOME SECURITIES WITHOUT EQUITY FEATURES, BUT ONLY WHEN ACQUIRED AS A RESULT OF UNIT OFFERINGS WHICH CARRY AN EQUITY ELEMENT SUCH AS COMMON STOCK, RIGHTS OR OTHER EQUITY SECURITIES. The Fund will hold these common stocks, rights or other equity securities until SAM determines that, in its opinion, the optimal time for sale of the equity security has been reached.


3. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN RESTRICTED SECURITIES ELIGIBLE FOR RESALE UNDER RULE 144A ("RULE 144A SECURITIES"), PROVIDED THAT SAM HAS DETERMINED THAT SUCH SECURITIES ARE LIQUID UNDER GUIDELINES ADOPTED BY THE BOARD OF TRUSTEES. Restricted securities may be sold only in offerings registered under the Securities Act of 1933 ("1933 Act") or in transactions exempt from the registration requirements under the 1933 Act. Rule 144A under the 1933 Act provides an exemption for the resale of certain restricted securities to qualified institutional buyers. Investing in Rule 144A securities could have the effect of increasing the Fund's illiquidity to the extent that qualified institutional buyers or other buyers are unwilling to purchase the securities.

4. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN MUNICIPAL SECURITIES WHICH ARE RATED LOWER THAN THE TOP THREE GRADES ASSIGNED BY MOODY'S OR S&P OR ARE UNRATED BUT COMPARABLE TO SUCH RATED SECURITIES IF, IN THE OPINION OF SAM, THE POTENTIAL FOR APPRECIATION IS GREATER THAN, AND YIELD IS COMPARABLE TO OR GREATER THAN, SIMILARLY-RATED TAXABLE SECURITIES. Investment in medium and lower quality tax-exempt bonds involves the same risks as investments in taxable bonds of similar quality.


5. MAY INVEST IN OBLIGATIONS OF, OR GUARANTEED BY, THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES OR IN FIXED-INCOME SECURITIES WHICH ARE RATED IN THE FOUR HIGHEST GRADES ASSIGNED BY MOODY'S OR S&P DURING MARKET CONDITIONS WHICH, IN THE OPINION OF SAM, ARE UNFAVORABLE FOR SATISFACTORY PERFORMANCE BY LOWER-RATED OR UNRATED FIXED-INCOME SECURITIES. The Fund may invest in higher-rated securities when changing economic conditions or other factors cause the difference in yield between lower-rated and higher-rated securities to narrow and SAM believes that the risk of loss to principal may be substantially reduced with a small reduction in yield.


COMMON INVESTMENT PRACTICES OF THE INTERMEDIATE TREASURY FUND AND THE HIGH-YIELD FUND


The Intermediate Treasury Fund and High-Yield Fund may also follow the investment practices described below:


1. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH-QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS, REPURCHASE AGREEMENTS AND HIGH-QUALITY SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT. Each Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, interest payments, dividend distributions from portfolio securities, or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.


2. MAY INVEST FOR SHORT-TERM PURPOSES WHEN SAM BELIEVES SUCH ACTION TO BE DESIRABLE AND CONSISTENT WITH SOUND INVESTMENT PRACTICES. Neither Fund, however, will engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its portfolio securities whenever SAM deems advisable, without regard to the length of time the securities have been held.


3. MAY PURCHASE OR SELL SECURITIES ON A "WHEN-ISSUED" OR "DELAYED-DELIVERY" BASIS. Under this procedure, a Fund agrees to acquire or sell securities that are to be delivered against payment in the future, normally 30 to 45 days. The price, however, is fixed at the time of commitment. When a Fund purchases when-issued or delayed-delivery securities, it will earmark liquid, high-quality securities in an amount equal in value to the purchase price of the security. Use of these techniques may affect the Fund's share price in a manner similar to leveraging.


The following restrictions are fundamental policies of the Intermediate Treasury Fund and High-Yield Fund which cannot be changed without shareholder vote.


1. EACH FUND, WITH RESPECT TO 75% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).


2. EACH FUND, WITH RESPECT TO 100% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT PURCHASE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).


3. EACH FUND MAY BORROW MONEY ONLY FOR TEMPORARY OR EMERGENCY PURPOSES FROM A BANK OR SAFECO CORPORATION OR AFFILIATES OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. A Fund will not borrow amounts in excess of 20% of its total assets. A Fund will not purchase securities if outstanding borrowings are equal to or greater than 5% of its total assets. Each Fund intends to exercise its borrowing authority primarily to meet shareholder redemptions under circumstances where redemption requests exceed available cash.


4. EACH FUND MAY INVEST UP TO 10% OF ITS NET ASSETS IN ILLIQUID SECURITIES, WHICH ARE SECURITIES THAT CANNOT BE SOLD WITHIN SEVEN DAYS IN THE ORDINARY COURSE OF BUSINESS FOR APPROXIMATELY THE AMOUNT AT WHICH THEY ARE VALUED. Due to the absence of an active trading market, a Fund may experience difficulty in valuing or disposing of illiquid securities. SAM determines the liquidity of the securities under guidelines adopted by the Taxable Bond Trust's Board of Trustees.


5. EACH FUND MAY INVEST UP TO 10% OF NET ASSETS IN REPURCHASE AGREEMENT TRANSACTIONS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including the risk that the Fund will be unable to dispose of the security during the term of the repurchase agreement if the security's market value declines, and delays and costs to a Fund if the other party to the repurchase agreement declares bankruptcy.

For more information see the "Investment Policies" and "Additional Investment Information" sections of the Taxable Bond Trust's Statement of Additional Information.

INVESTMENT POLICIES OF THE MANAGED BOND FUND

The investment objective of the Managed Bond Fund is to provide as high a level of total return as is consistent with the relative stability of capital through purchase of investment grade debt securities.

In pursuing the Managed Bond Fund's investment objective, SAM will seek to minimize the effects of interest rate risks while pursuing total return by adjusting the investment portfolio's average maturity in response to interest rate changes. In general, the Managed Bond Fund's strategy will be to hold fixed-income securities with shorter maturities as interest rates rise and with longer maturities as interest rates fall. The fixed-income securities held by the Managed Bond Fund will have maturities of 10 years or less from the date of purchase. SAM reserves the right to modify the Managed Bond Fund's investment strategy in any respect at any time.

To pursue its investment objective, the Managed Bond Fund:

1. WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN BONDS, DEFINED AS FIXED-INCOME SECURITIES.

2. WILL INVEST PRIMARILY IN INVESTMENT GRADE DEBT SECURITIES; I.E., SECURITIES RATED IN THE TOP FOUR CATEGORIES BY EITHER S&P OR MOODY'S OR IF NOT RATED, SECURITIES WHICH, IN SAM'S OPINION, ARE COMPARABLE IN QUALITY TO INVESTMENT GRADE DEBT SECURITIES. Included in investment grade debt securities are securities of medium grade (rated Baa by Moody's or BBB by S&P) which have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic or other conditions than higher grade securities. The Managed Bond Fund will limit investments in such medium grade debt securities to no more than 10% of its total assets. Unrated securities are not necessarily of lower quality than rated securities, but may not be as attractive to investors.

         The Managed Bond Fund may retain debt securities which are downgraded to below investment grade (commonly referred to as "high yield" or "junk" bonds) after purchase. In the event that due to a downgrade of one or more debt securities an amount in excess of 5% of the Fund's net assets is held in securities rated below investment grade, SAM will engage in an orderly disposition of such securities to the extent necessary to reduce the Fund's holdings of such securities to no more than 5% of the Fund's net assets. In addition to reviewing ratings, SAM may analyze the quality of rated and unrated debt securities purchased for the Managed Bond Fund by evaluating the issuer's capital structure, earnings power, quality of management and position within its industry. For a description of debt securities ratings, see the "Ratings Supplement" on page 69.

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

3. WILL INVEST AT LEAST 50% OF ITS TOTAL ASSETS IN OBLIGATIONS OF OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES. These obligations include (a) direct obligations of the U.S. Treasury, such as U.S. Treasury notes, bills, bonds and stripped securities; (b) securities supported by the full faith and credit of the U.S. Government but that are not direct obligations of the U.S. Treasury, such as securities issued by the GNMA; (c) securities that are not supported by the full faith and credit of the U.S. Government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the FNMA and the FHLMC; and (d) securities supported solely by the creditworthiness of the issuer, such as securities issued by the TVA. While U.S. Government securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

4. MAY INVEST UP TO 50% OF ITS TOTAL ASSETS IN CORPORATE DEBT SECURITIES OR EURODOLLAR BONDS. Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond markets and denominated in U.S. dollars. The Managed Bond Fund will purchase Eurodollar bonds through U.S. securities dealers and hold such bonds in the United States. The delivery of Eurodollar bonds to the Managed Bond Fund's custodian in the United States may cause slight delays in settlement which are not anticipated to affect the Managed Bond Fund in any material, adverse manner. Eurodollar bonds issued by foreign issuers are subject to the same risks as Yankee sector bonds discussed below.

5. MAY INVEST IN ASSET-BACKED SECURITIES, WHICH REPRESENT INTERESTS IN, OR ARE SECURED BY AND PAYABLE FROM, POOLS OF ASSETS SUCH AS CONSUMER LOANS, AUTOMOBILE RECEIVABLE SECURITIES, CREDIT CARD RECEIVABLE SECURITIES, AND INSTALLMENT LOAN CONTRACTS. These securities may be supported by credit enhancements such as letters of credit. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. There is a risk that one or more of the underlying borrowers may default and that recovery on repossessed collateral may be unavailable or inadequate to support payments on the defaulted asset-backed securities. In addition, asset-backed securities are subject to prepayment risks which may reduce the overall return of the investment.

6. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN YANKEE SECTOR DEBT SECURITIES, WHICH ARE SECURITIES ISSUED AND TRADED IN THE UNITED STATES BY FOREIGN ISSUERS. These bonds have investment risks that are different from those of domestic issuers. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to the Managed Bond Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and, finally, difficulty in enforcing claims against foreign issuers in the event of default.

         Both S&P and Moody's rate Yankee sector debt obligations. If a debt obligation is unrated, SAM will attempt to analyze a potential


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         investment  in the foreign  issuer with  respect to quality and risk on the same basis as the rating services. Because public information is not always comparable to that available on domestic issuers, this may
         not  be  possible.   Therefore,   while  SAM  will  attempt  to  select
         investments  in  foreign   securities  on  the  same  basis,  and  with
         comparable quantities and types of information, as its investments in domestic securities, that may not always be possible.

7. MAY PURCHASE OR SELL SECURITIES ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS. Under this procedure, the Managed Bond Fund agrees to acquire securities that are to be issued and delivered against payment in the future, normally 30 to 45 days. The price, however, is fixed at the time of commitment. When the Managed Bond Fund purchases when-issued or delayed-delivery securities, it will earmark liquid, high quality securities in an amount equal in value to the purchase price of the security. Use of these techniques may affect the Managed Bond Fund's share price in a manner similar to the use of leveraging.

8. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH QUALITY, SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS OR REPURCHASE AGREEMENTS. The Managed Bond Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, interest payments or dividend distributions from portfolio securities or cash from the sale of Managed Bond Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed. With respect to repurchase agreements, the Managed Bond Fund will invest no more than 5% of its total assets in repurchase agreements, and will not purchase repurchase agreements which mature in more than seven days.

9. MAY HOLD CASH AS A TEMPORARY DEFENSIVE MEASURE WHEN MARKET CONDITIONS SO WARRANT.

10. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN MUNICIPAL SECURITIES IF, IN SAM'S OPINION, THE POTENTIAL FOR APPRECIATION IS GREATER THAN, AND YIELD IS COMPARABLE TO OR GREATER THAN, SIMILARLY RATED TAXABLE SECURITIES.

11. MAY INVEST FOR SHORT-TERM PURPOSES WHEN SAM BELIEVES SUCH ACTION TO BE DESIRABLE AND CONSISTENT WITH SOUND INVESTMENT PRACTICES. The Managed Bond Fund, however, will not engage primarily in trading for the purpose of short-term profits. The Managed Bond Fund may dispose of its portfolio securities whenever SAM deems advisable, without regard to the length of time the securities have been held.

The following restrictions are fundamental policies of the Managed Bond Fund which cannot be changed without shareholder vote.

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

1. THE FUND, WITH RESPECT TO 75% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

2. THE FUND, WITH RESPECT TO 100% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT PURCHASE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

3. THE FUND MAY BORROW MONEY FOR TEMPORARY OR EMERGENCY PURPOSES ONLY FROM A BANK OR AFFILIATE OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. The Fund will not borrow amounts in excess of 20% of its total assets. As a non-fundamental policy, the Fund will not purchase securities if outstanding borrowings are equal to or greater than 5% of its total assets. The Fund intends to exercise its borrowing authority primarily to meet shareholder redemptions under circumstances where redemptions exceed available cash.

For more information, see the "Investment Policies" and "Additional Investment Information" sections of the Managed Bond Trust's Statement of Additional Information.

INVESTMENT POLICIES OF THE TAX-EXEMPT INCOME FUNDS

The investment objective of the Municipal Bond Fund is to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital. The investment objective of the California Fund is to provide as high a level of current interest income exempt from federal income tax and California state personal income tax as is consistent with the relative stability of capital. The investment objective of the Washington Fund is to provide as high a level of current interest income exempt from federal income tax as is consistent with prudent investment risk.

To pursue its investment objective, each of the Tax-Exempt Income Funds:

1. WILL, DURING NORMAL MARKET CONDITIONS, INVEST AS A MATTER OF FUNDAMENTAL POLICY AT LEAST 80% OF ITS NET ASSETS IN SECURITIES THE INTEREST ON WHICH IS EXEMPT FROM FEDERAL INCOME TAX AND, IN THE CASE OF THE CALIFORNIA FUND, EXEMPT FROM CALIFORNIA PERSONAL INCOME TAX. The Tax-Exempt Income Funds do not currently intend to purchase taxable investments, except as a temporary accommodation or in an emergency situation.

2. WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN MUNICIPAL BONDS (IN THE CASE OF THE WASHINGTON FUND, ISSUED BY THE STATE OF WASHINGTON OR POLITICAL SUBDIVISIONS, MUNICIPALITIES, AGENCIES, INSTRUMENTALITIES OR PUBLIC AUTHORITIES WITHIN THE STATE OF WASHINGTON) HAVING A MATURITY IN

         EXCESS OF ONE YEAR THAT AT THE TIME OF ACQUISITION ARE INVESTMENT GRADE; I.E., RATED IN ONE OF THE FOUR HIGHEST GRADES ASSIGNED BY MOODY'S OR S&P OR, IF UNRATED, DETERMINED BY SAM TO BE OF COMPARABLE QUALITY. Each Tax-Exempt Income Fund may invest up to 20% of its total assets in unrated municipal bonds. Unrated securities are not necessarily lower in quality than rated securities, but may not be as attractive to as many investors as rated securities. Each Tax-Exempt Income Fund will invest no more than 33% of its total assets in municipal bonds rated in the fourth highest grade or in comparable unrated bonds. Such bonds are of medium grade, have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

         In addition to reviewing ratings, SAM will analyze the quality of rated and unrated municipal bonds for purchase by each Tax-Exempt Income Fund by evaluating various factors that may include the issuer's or guarantor's financial resources and liquidity, economic feasibility of revenue bond project financing and general purpose borrowings, cash flow and ability to meet anticipated debt service requirements, quality of management, sensitivity to economic conditions, operating history and any relevant political or regulatory matters. SAM may also evaluate trends in the economy, the financial markets or specific geographic areas in determining whether to purchase a bond. For a description of municipal bond ratings, see the Tax-Exempt Bond Trust's Statement of Additional Information.

         After purchase by a Fund, a municipal bond may be downgraded to below investment grade or, if unrated, may cease to be comparable to a rated investment grade security (such below investment grade securities are commonly referred to as "high-yield" or "junk" bonds). Neither event will require a Fund to dispose of that security, but SAM will take a downgrade or loss of comparability into account in determining whether the Fund should continue to hold the security in its portfolio. Each Tax-Exempt Income Fund will not hold more than 5% of its net assets in such below investment grade securities.

         The term  "municipal  bonds"  as used in this  Prospectus  means  those obligations issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which in the opinion of bond counsel is exempt from federal income tax and, in the case of the California Fund, exempt from California personal income tax.

3.       MAY INVEST IN ANY OF THE FOLLOWING TYPES OF MUNICIPAL BONDS:

         REVENUE BONDS, which are "limited obligation" bonds that provide financing for specific projects or public facilities. These bonds are backed by revenues generated by a particular project or facility or by a special tax. A "resource recovery bond" is a type of revenue bond issued to build waste facilities or plants. An "industrial development bond" ("IDB") is a type of revenue bond that is backed by the credit of a private issuer, generally does not have access to the resources of a municipality for payment and may involve greater risk. Each Tax-Exempt Income Fund intends to invest primarily in revenue bonds that may be issued to finance various types of projects, including but not limited to education, hospitals, housing, waste and utilities. Each Tax-Exempt Income Fund will not purchase private activity bonds ("PABs") or any other type of revenue bonds, the interest on which is a tax preference item for purposes of the alternative minimum tax.

         GENERAL OBLIGATION BONDS, which are bonds that provide general purpose financing for state and local governments and are backed by the taxing power of the state and local government as the case may be. The taxes or special assessments that can be levied for the payment of principal and interest on general obligation bonds may be limited or unlimited as to rate or amount.

         VARIABLE AND FLOATING RATE OBLIGATIONS, which are municipal obligations that carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals. Floating rate instruments bear interest at rates that vary automatically with changes in specified market rates or indexes, such as the bank prime rate. Accordingly, as interest rates fluctuate, the potential for capital appreciation or depreciation of these obligations is less than for fixed rate obligations. Floating and variable rate obligations typically carry demand features that permit a Fund to tender (sell) them back to the issuer at par prior to maturity and on short notice. A Fund's ability to obtain payment from the issuer at par may be affected by events occurring between the date the Fund elects to tender the obligation to the issuer and the date redemption proceeds are payable to the Fund. Each Tax-Exempt Income Fund will purchase floating and variable rate obligations only if at the time of purchase there is a secondary market for such instruments.

         PUT BONDS, which are municipal bonds that give the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date and PUT BONDS WITH DEMAND FEATURES. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the bond. A demand feature is a put that entitles the Fund holding it to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals.

         MUNICIPAL LEASE OBLIGATIONS, which are issued by or on behalf of state or local government authorities to acquire land, equipment or facilities and may be subject to annual budget appropriations. These obligations themselves are not normally backed by the credit of the municipality or the state but are secured by rent payments made by the municipality or by the state pursuant to a lease. If the lease is assigned, the interest on the obligation may become taxable. The leases underlying certain municipal lease obligations provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the lease property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit. Certain municipal lease obligations also contain "non-appropriation" clauses that provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a Fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. If rent is abated because of damage to the leased property or if the lease is terminated because monies are not appropriated for the following year's lease payments, the issuer may default on the obligation causing a loss to a Fund. Each Tax-Exempt Income Fund will only invest in municipal lease obligations that are, in the opinion of SAM, liquid securities under guidelines adopted by the Tax-Exempt Bond Trust's Board of Trustees. Generally, municipal lease obligations will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

         CERTIFICATES OF PARTICIPATION in municipal lease obligations ("COPs"), which are certificates issued by state or local governments that entitle the holder of the certificate to a proportionate interest in the lease purchase payments made. Each Tax-Exempt Income Fund will only invest in COPs that are, in the opinion of SAM, liquid securities under guidelines adopted by the Tax-Exempt Bond Trust's Board of Trustees. Generally, COPs will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

         PARTICIPATION INTERESTS, which are interests in municipal bonds and floating and variable rate obligations that are owned by banks. These interests carry a demand feature that permits a Fund holding an interest to tender (sell) it back to the bank. Generally, the bank will accept tender of the participation interest with same day notice, but may require up to five days' notice. The demand feature is usually backed by an irrevocable letter of credit or guarantee of the bank. The credit rating of the bank may affect the credit quality of the participation interest.

         MUNICIPAL NOTES, which are notes generally issued by an issuer to provide for short-term capital needs and generally have maturities of one year or less. Each Tax-Exempt Income Fund may purchase municipal notes as a medium for its short-term investments. Municipal Notes include tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper. Each Tax-Exempt Income Fund will invest only in those municipal notes that at the time of purchase are rated within one of the three highest grades by Moody's or S&P or, if unrated by any of these agencies, in the opinion of SAM, are of comparable quality.

4. MAY INVEST IN SHARES OF NO-LOAD, OPEN-END INVESTMENT COMPANIES THAT INVEST IN TAX-EXEMPT SECURITIES WITH REMAINING MATURITIES OF ONE YEAR OR LESS. Such shares will only be purchased as a medium for a Fund's short-term investments if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities. Each Tax-Exempt Income Fund will not invest more than 10% of its total assets in shares issued by other investment companies, will not invest more than 5% of its total assets in a single investment company, and will not purchase more than 3% of the outstanding voting securities of a single investment company.

5. MAY INVEST FOR SHORT-TERM PURPOSES WHEN SAM BELIEVES SUCH ACTION TO BE DESIRABLE AND CONSISTENT WITH SOUND INVESTMENT PRACTICES. Each Tax-Exempt Income Fund, however, will not engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its portfolio securities whenever SAM deems advisable, without regard to the length of time the securities have been held. The portfolio turnover rate is not expected to exceed 70%.

6. MAY PURCHASE OR SELL SECURITIES ON A "WHEN-ISSUED" OR "DELAYED-DELIVERY" BASIS. Under this procedure, a Tax-Exempt Income Fund agrees to acquire or sell securities that are to be delivered against payment in the future, normally 30 to 45 days. The price, however, is fixed at the time of commitment. When a Fund purchases when-issued or delayed-delivery securities, it will earmark liquid, high quality securities in an amount equal in value to the purchase price of the security. Use of this technique may affect a Fund's share price in a manner similar to leveraging.

7. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH QUALITY, SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT AND SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS. A Tax-Exempt Income Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities, or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

The following restrictions are fundamental policies of the Tax-Exempt Income Funds and cannot be changed without shareholder vote.

1. EACH FUND, WITH RESPECT TO 75% OF THE VALUE OF ITS TOTAL ASSETS, WILL NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

2. EACH FUND WILL NOT INVEST 25% OR MORE OF ITS TOTAL ASSETS IN MUNICIPAL OBLIGATIONS AND OTHER PERMITTED INVESTMENTS, THE INTEREST ON WHICH IS PAYABLE FROM REVENUES ON SIMILAR TYPES OF PROJECTS SUCH AS: SPORTS, CONVENTION OR TRADE SHOW FACILITIES; AIRPORTS; MASS TRANSPORTATION; SEWAGE OR SOLID WASTE DISPOSAL FACILITIES; OR AIR OR WATER POLLUTION CONTROL PROJECTS.

3. THE MUNICIPAL BOND FUND WILL NOT INVEST 25% OR MORE OF ITS TOTAL ASSETS IN SECURITIES WHOSE ISSUERS ARE LOCATED IN THE SAME STATE.

4. EACH FUND MAY BORROW MONEY ONLY FOR TEMPORARY OR EMERGENCY PURPOSES FROM A BANK OR AFFILIATE OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. A Tax-Exempt Income Fund will not borrow amounts in excess of 20% of its total assets. As a non-fundamental policy of the Washington Fund and a fundamental policy of the California and Municipal Bond Funds, a Fund will not purchase securities if borrowings equal to or greater than 5% of its total assets are outstanding. Each Tax-Exempt Income Fund intends to primarily exercise its borrowing authority to meet shareholder redemptions under circumstances where redemptions exceed available cash.

For a further description of each Fund's investment policies and restrictions as well as an explanation of ratings, see the "Investment Objectives and Policies" and "Description of Ratings" sections of the Tax-Exempt Bond Trust's Statement of Additional Information.

INVESTMENT POLICIES OF THE MONEY MARKET FUND

The investment objective of the Money Market Fund is to seek as high a level of current income as is consistent with the preservation of capital and liquidity through investment in high quality money market instruments maturing in thirteen months or less.

To pursue its investment objective, the Money Market Fund:

1. WILL PURCHASE ONLY HIGH QUALITY SECURITIES THAT, IN THE OPINION OF SAM OPERATING UNDER GUIDELINES ESTABLISHED BY THE MONEY MARKET TRUST'S BOARD OF TRUSTEES, PRESENT MINIMAL CREDIT RISKS AFTER AN EVALUATION OF THE CREDIT QUALITY OF AN ISSUER OR OF ANY ENTITY PROVIDING A CREDIT ENHANCEMENT FOR THE SECURITY. The Fund complies with industry-standard guidelines on the quality and maturity of its investments, which are designed to help maintain a stable $1.00 share price. The Fund invests


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

         in instruments with remaining maturities of 397 days or less and maintains a dollar-weighted average portfolio maturity of not more than 90 days.

         MAY INVEST IN COMMERCIAL PAPER OBLIGATIONS. Commercial paper is a short-term instrument issued by corporations, financial institutions, governmental entities and other entities. The principal risk associated with commercial paper is the potential insolvency of the issuer. In addition to commercial paper obligations of domestic corporations, the Fund may also purchase dollar-denominated commercial paper issued in the United States by foreign entities. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, reduced governmental supervision of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the United States. The Fund will only purchase such securities, if, in the opinion of SAM, the security is of an investment quality comparable to other obligations that may be purchased by the Fund.

2. MAY INVEST IN NEGOTIABLE AND NON-NEGOTIABLE DEPOSITS, BANKERS' ACCEPTANCES AND OTHER SHORT-TERM OBLIGATIONS OF U.S. AND FOREIGN BANKS. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. The Fund may also invest in dollar-denominated securities issued by foreign banks (including foreign branches of U.S. banks) provided that, in the opinion of SAM, the security is of an investment quality comparable to other obligations which may be purchased by the Fund. Foreign banks may not be subject to accounting standards or governmental supervision comparable to U.S. banks,. and there may be less public information available about their operations. In addition, foreign securities may be subject to risks relating to the political and economic conditions of the foreign country involved, which could affect the payment of principal and interest.

3. MAY INVEST IN U.S. GOVERNMENT SECURITIES. U.S. Government securities include (a) direct obligations of the U.S. Treasury, (b) securities supported by the full faith and credit of the U.S. Government but that are not direct obligations of the U.S. Treasury, (c) securities that are not supported by the full faith and credit of the U.S. Government but are supported by the issuer's ability to borrow from the U.S. Treasury such as securities issued by the FNMA and the FHLMC, and (d) securities supported solely by the creditworthiness of the issuer such as securities issued by the TVA. While these securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

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

4. MAY INVEST IN EURODOLLAR AND YANKEE BANK OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the United States capital markets by foreign banks.

         Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a lesser extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. Eurodollar and Yankee obligations will undergo the same credit analysis as domestic issues in which the Fund invests, and foreign issuers will be required to meet the same tests of financial strength as the domestic issuers approved for the Fund.

5. MAY INVEST IN REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys securities at one price and simultaneously agrees to sell them back at a higher price. Delays or losses could result if the counterparty to the agreement defaults or becomes insolvent. The Fund will invest no more than 10% of total assets in repurchase agreements and will not purchase repurchase agreements that mature in more than seven days.

6. MAY INVEST IN VARIABLE AND FLOATING RATE INSTRUMENTS. Issuers of floating or variable rate notes include, but are not limited to, corporations, partnerships, the U.S. government, its agencies and instrumentalities, and municipalities. The interest rates on variable rate instruments reset periodically on specified dates so as to cause the instruments' market value to approximate their par value. The interest rates on floating rate instruments change whenever there is a change in a designated benchmark rate. Variable and floating rate instruments may have put features. These instruments may have optional put features. Puts may also be mandatory, in which case the Fund would be required to act to keep the instrument.

7. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN RESTRICTED SECURITIES ELIGIBLE FOR RESALE UNDER RULE 144A UNDER THE 1933 ACT ("RULE 144A SECURITIES") AND COMMERCIAL PAPER SOLD PURSUANT TO SECTION 4(2) OF THE 1933 ACT ("SECTION 4(2) PAPER"), PROVIDED THAT SAM HAS DETERMINED THAT SUCH SECURITIES ARE LIQUID UNDER GUIDELINES ADOPTED BY THE MONEY MARKET TRUST'S BOARD OF TRUSTEES. Restricted securities may be sold only in offerings registered under the 1933 Act or in transactions exempt from the registration requirements under the 1933 Act. Rule 144A under the 1933 Act provides an exemption for the resale of certain restricted securities to qualified institutional buyers. Investing in such 144A Securities could have the effect of increasing the Fund's illiquidity to the extent that qualified institutional buyers or other buyers are unwilling to purchase the securities. Section 4(2) of the 1933 Act exempts securities sold by the issuer in private transactions from the 1933 Act's registration requirements. Because Section 4(2) paper is a


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

         restricted security, investing in Section 4(2) paper could have the effect of increasing the Fund's illiquidity to the extent that buyers are unwilling to purchase the securities.

The following restrictions are fundamental policies of the Money Market Fund and cannot be changed without shareholder vote. The Money Market Fund:

1. MAY INVEST UP TO 5% OF ITS ASSETS IN THE SECURITIES OF ANY ONE ISSUER OTHER THAN U.S. GOVERNMENT SECURITIES.

2. MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN ANY ONE INDUSTRY (INCLUDING SECURITIES ISSUED BY FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS), PROVIDED, HOWEVER, THAT THIS LIMITATION DOES NOT APPLY TO U.S. GOVERNMENT SECURITIES, OR TO CERTIFICATES OF DEPOSIT OR BANKERS' ACCEPTANCES ISSUED BY DOMESTIC BANKS.

3. MAY BORROW MONEY FOR TEMPORARY OR EMERGENCY PURPOSES (BUT NOT FOR INVESTMENT PURPOSES) FROM A BANK OR AFFILIATES OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. The Fund will not borrow amounts in excess of 20% of total assets and will not purchase securities if borrowings equal to or greater than 5% of total assets are outstanding. The Fund intends to primarily exercise its borrowing authority to meet shareholder redemptions under the circumstances where redemptions exceed available cash.

For more information, see the "Investment Policies" and "Additional Investment Information" sections of the Money Market Trust's Statement of Additional Information.

----------------
RISK FACTORS
----------------

There are market risks in all securities transactions. Various factors may cause the value of a shareholder's investment in a Fund to fluctuate. The principal risk factor associated with an investment in a mutual fund is that the market value of the portfolio securities may decrease, resulting in a decrease in the value of a shareholder's investment.


RISK FACTORS OF THE STOCK FUNDS

An investment in the Northwest Fund may be subject to different risks than a mutual fund whose investments are more geographically diverse. Since the Northwest Fund invests primarily in companies with their principal executive offices located in the Northwest, the number of issuers whose securities are eligible for purchase is significantly less than many other mutual funds. Also,


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

some companies whose securities are held in the Northwest Fund's portfolio may primarily distribute products or provide services in a specific locale or in the Northwest region. The long-term growth of these companies can be significantly affected by business trends in and the economic health of those areas. Other companies whose securities are held by the Northwest Fund may have a predominately national or partially international market for their products or services and are more likely to be impacted by national or international trends. As a result, the performance of the Northwest Fund may be influenced by business trends or economic conditions not only in a specific locale or in the Northwest region but also on a national or international level, depending on the companies whose securities are held in its portfolio at any particular time.

The Equity, Income and Small Company Funds may invest in, and the other Stock Funds as a result of downgrades may own, below investment grade bonds. Below investment grade bonds are speculative and involve greater investment risks than investment grade bonds due to the issuer's reduced creditworthiness and increased likelihood of default and bankruptcy. During periods of economic uncertainty or change, the market prices of below investment grade bonds may experience increased volatility. Below investment grade bonds tend to reflect short-term economic and corporate developments to a greater extent than higher quality bonds.

Because the International Fund primarily invests, and the other Stock Funds may invest, in foreign securities, each Stock Fund is subject to risks in addition to those associated with U.S. investments. Foreign investments involve sovereign risk, which includes the possibility of adverse local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments and currency blockage (which would prevent currency from being sold). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There is generally less publicly available information about issuers of foreign securities as compared to U.S. issuers. Many foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign issuers are less liquid and more volatile than securities of U.S. issuers. Financial markets on which foreign securities trade are generally subject to less governmental regulation as compared to U.S. markets. Foreign brokerage commissions and custodian fees are generally higher than those in the United States.

In addition, the International Fund may purchase and sell put and call options, futures contracts and forward contracts. Risks inherent in the use of futures, options and forward contracts include: the risk that interest rates, security prices and currency markets will not move in the directions anticipated; imperfect correlation between the price of the future, option or forward contract and the price of the security, interest rate or currency being hedged; the risk that potential losses may exceed the amount invested in the contracts themselves; the possible absence of a liquid secondary market for any particular instrument at any time; the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and the reduction or elimination of


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

the opportunity to profit from increases in the value of the security, interest rate or currency being hedged.

The Growth Fund currently has an aggressive investment approach to seeking capital appreciation. The Growth Fund may invest a significant portion of its assets in securities issued by smaller companies. In addition, the Small Company Fund invests in companies with small market capitalizations which involve more risks than investments in larger companies. Such companies may include newly formed companies which have limited product lines, markets or financial resources and may lack management depth. The securities of small or newly formed companies may have limited marketability and may be subject to more abrupt and erratic movements in price than securities of larger, more established companies, or equity securities in general. Such volatility in price may in turn cause the Growth Fund's and Small Company Fund's share prices to be volatile.

RISK FACTORS OF THE INTERMEDIATE TREASURY, HIGH-YIELD, MANAGED BOND, MUNICIPAL BOND, CALIFORNIA, WASHINGTON AND MONEY MARKET FUNDS (THE "FIXED-INCOME FUNDS")

The value of each Fixed-Income Fund (except the Money Market Fund) will normally fluctuate inversely with changes in market interest rates. Generally, when market interest rates rise, the price of debt securities held by a Fund will fall, and when market interest rates fall, the price of the debt securities will rise. Also, there is a risk that the issuer of a bond or other security held in a Fund's portfolio will fail to make timely payments of principal and interest to the Fixed-Income Funds. Included in investment grade debt securities are securities of medium grade (rated Baa by Moody's or BBB by S&P) which have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic or other conditions than higher grade securities.

The Managed Bond Fund may invest in stripped securities that are obligations issued by the U.S. Treasury. Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile than other debt securities.

The Money Market Fund seeks to maintain a stable $1.00 share price. Of course, there is no guarantee that the Money Market Fund will maintain a stable $1.00 share price. It is possible that a major change in interest rates or a default on the Money Market Fund's investments could cause its share price (and the value of your investment) to fall. The Money Market Fund's yield will fluctuate with general interest rates.

Because the California and Washington Funds each concentrate their investments in a single state, there is a greater risk of fluctuation in the values of their portfolio securities than with mutual funds whose investments are more geographically diverse. Investors should carefully consider the investment risks of such concentration. The share price of the California and Washington Funds can be affected by political and economic developments within and by the financial condition of the respective state, its public authorities and political subdivisions. See the discussion below and "Investment Risks of Concentration in California and Washington Issuers" in the Tax-Exempt Bond Trust's Statement of Additional Information for further information.

SPECIAL RISKS OF THE HIGH-YIELD FUND


The High-Yield Fund invests primarily in high-yield, fixed-income securities which are subject to the following risks:


Sensitivity to Economic and Corporate Developments


Yields on high-yield, fixed-income securities will fluctuate over time. During periods of economic uncertainty or change, the market prices of high-yield, fixed-income securities may experience increased volatility, which may in turn cause the net asset value ("NAV") per share of the High-Yield Fund to be volatile. Lower-quality, fixed-income securities tend to reflect short-term economic and corporate developments to a greater extent than higher-quality securities which primarily react to fluctuations in interest rates. Economic downturns or increases in interest rates can significantly affect the market for high-yield, fixed-income securities and the ability of issuers to timely repay principal and interest, increasing the likelihood of defaults. Lower-quality securities include debt obligations issued as a part of capital restructurings, such as corporate takeovers or buyouts. Capital restructurings generally involve the issuance of additional debt on terms different from any current outstanding debt. As a result, the issuer of the debt is more highly leveraged. During an economic downturn or period of rising interest rates, a highly-leveraged issuer may experience financial difficulties which adversely affect its ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, the issuer will depend on its cash flow and may depend, especially in the context of corporate takeovers, on a sale of its assets to service debt. Failure to realize projected cash flows or asset sales may seriously impair the issuer's ability to service this greater debt load, which in turn might cause the Fund to lose all or part of its investment in that security. SAM will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team following any restructuring, and close monitoring of the issuer's progress toward its financial goals.


Zero-Coupon and Payment-in-Kind Securities


The High-Yield Fund may hold "zero-coupon" and "payment-in-kind" fixed-income securities. Zero-coupon securities are purchased at a discount without scheduled interest payments. Payment-in-kind securities receive interest paid in additional securities rather than cash. The Fund accrues income on these securities, but does not receive cash interest payments until maturity or payment date. The Fund intends to distribute substantially all of its income to its shareholders so that it can be treated as a regulated investment company under current federal tax law. As a result, if its cash position is depleted, the Fund may have to sell securities under disadvantageous circumstances to obtain enough cash to meet its distribution requirement. However, SAM does not expect non-cash income to materially affect the Fund's operations. Zero-coupon and payment-in-kind securities are generally subject to greater price fluctuations due to changes in interest rates than those fixed-income securities paying cash interest on a schedule until maturity.


Liquidity and Valuation


The liquidity and price of high-yield, fixed-income securities can be affected by a number of factors, including investor perceptions and adverse publicity regarding major issuers, underwriters or dealers of lower-quality corporate obligations. These effects can be particularly pronounced in a thinly-traded market with few participants and may adversely impact the High-Yield Fund's ability to dispose of its securities as well as make valuation of securities more difficult. Because there tend to be fewer investors in lower-rated, fixed-income securities, it may be difficult for the Fund to sell these securities at an optimum time. Consequently, lower-rated securities are subject to more price changes, fluctuations in yield and risk to principal and income than higher-rated securities of the same maturity. Judgment plays a greater role in the valuation of thinly-traded securities.


Credit Ratings


Rating agencies evaluate the likelihood that an issuer will make principal and interest payments, but ratings may not reflect market value risks associated with lower-rated, fixed-income securities. Also, rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest. SAM uses S&P and Moody's ratings as a preliminary indicator of investment quality. SAM will periodically research and analyze each issue (whether rated or unrated) and evaluate such factors as the issuer's interest or dividend coverage, asset coverage, earnings prospects and managerial strength. This analysis will help SAM to determine if the issuer has sufficient cash flow and profits to meet required principal and interest payments and to monitor the liquidity of the issue. Achievement of a Fund's investment objective will be more dependent on SAM's credit analysis of bonds rated below the three highest rating categories than would be the case were the Fund to invest in higher quality debt securities. This is particularly true for the High-Yield Fund.

SPECIAL RISKS OF THE CALIFORNIA AND WASHINGTON FUNDS


The information in the following discussion is drawn primarily from official statements relating to state securities offerings which are dated prior to the date of this Prospectus. The California and Washington Funds have not independently verified any of the information in the discussion below.

CALIFORNIA FUND

After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. Nevertheless, the State's budget problems in recent years have also been caused by the increasing costs of education, health, welfare and corrections, driven by California's rapid population growth. These pressures on the State's General Fund are expected to continue. The State's long-term credit ratings, reduced in 1992, were lowered again in 1994. Its ability to provide assistance to its public authorities and political subdivisions has been impaired. Cutbacks in state aid adversely affect the financial condition of many cities, counties and school districts which are already subject to fiscal constraints and are facing their own reduced tax collections.


In the past, California voters have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities. Future voter initiatives could result in adverse consequences affecting obligations issued by the State. These factors, among others, could reduce the credit standing of certain issuers of California obligations.

WASHINGTON FUND

The State of Washington's economy consists of both export and local industries. The State's leading export industries are aerospace, forest products, agriculture and food processing. The State's manufacturing base includes aircraft manufacture which comprised approximately 25% of total manufacturing in 1995. The Boeing Company is the State's largest employer and has a significant impact, in terms of overall production, employment and labor earnings, on the State's economy. Boeing anticipates incresing employment in the State by approximately 4,500 jobs by the end of 1996. The commercial airline industry is cyclical in nature and future job cuts could have an adverse effect on the Washington economy. Forest products rank second behind aerospace in value of total production. Although productivity in the forest products industry has increased steadily in recent years, declines in production are expected in the future. Unemployment in the timber industry is anticipated in certain regions;
however the impact is not expected to affect the State's overall economic performance. Growth in agriculture has been an important factor in the State's economic growth over the past decade. The State is the home of many technology firms of which approximately half are computer-related. Microsoft, the world's largest microcomputer software company, is headquartered in Redmond, Washington.


State law requires a balanced budget. The Governor has a statutory responsibility to reduce expenditures across the board to avoid any cash deficit at the end of a biennium. In addition, state law prohibits state tax revenue growth from exceeding the growth rate of state personal income. To date, Washington State tax revenue increases have remained substantially below the applicable limits. At any given time, there are numerous lawsuits against the state which could affect its revenues and expenditures.

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

-------------------------
PORTFOLIO MANAGERS
-------------------------

GROWTH FUND

The portfolio manager for the Growth Fund is Thomas M. Maguire, Vice President, SAM. Mr. Maguire has served as portfolio manager for the Fund since 1989.

EQUITY FUND

The portfolio manager for the Equity Fund is Richard D. Meagley, Vice President, SAM. Mr. Meagley began serving as portfolio manager for the Fund in 1995. He is also the portfolio manager for certain other SAFECO Funds. Prior to these positions, he served as portfolio manager and analyst from 1992 to 1994 for Kennedy Associates, Inc., an investment advisory firm located in Seattle, Washington. He was an Assistant Vice President of SAM and the fund manager of the SAFECO Northwest Fund from 1991 to 1992.

INCOME FUND

The portfolio manager for the Income Fund is Thomas E. Rath, Assistant Vice President of SAM. Mr. Rath has been a portfolio manager and securities analyst for SAFECO Corporation since 1994. From 1992 to 1994, Mr. Rath was a principal and portfolio manager for Meridian Capital Management, Inc., located in Seattle, Washington. From 1987 to 1992, he was a portfolio manager and securities analyst for First Interstate Bank, located in Seattle, Washington, and from 1983 to 1987, he was a securities analyst for SAFECO Corporation.

NORTHWEST FUND

The portfolio manager for the Northwest Fund is Charles R. Driggs, Vice President, SAM. Mr. Driggs has served as portfolio manager for the Fund since 1992. From 1984 through 1992, Mr. Driggs was a securities analyst for SAM specializing in banks, savings and loan institutions and the insurance industry.

BALANCED FUND


The equity partner of the Balanced fund is co-managed by Rex L. Bentley, Vice President, SAM and Lynette D. Sagvold, and the fixed income portion is managed by Michael C. Knebel, Vice President, SAM. Mr. Bentley was Vice President and Investment Counsel at the investment advisory firm of Badgley, Phelps and Bell Investment Counsel, Inc., from 1990 to 1995. He was a securities analyst for SAFECO Corporation from 1975 to 1983. Mr. Knebel has served as portfolio manager for certain other SAFECO mutual funds since 1989. Ms. Sagvold was a portfolio manager and analyst for First Interstate Bank from 1993 to 1995 and she was a portfolio manager and analyst for Key Trust Company from 1985 to 1993.

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

INTERNATIONAL FUND

The International Fund is managed by a committee of portfolio managers employed and supervised by the Sub-Adviser, Bank of Ireland Asset Management (U.S.) Limited, an investment adviser registered with the SEC. All investment decisions are made by this committee and no single person is primarily responsible for making recommendations to that committee.

SMALL COMPANY FUND

The portfolio manager for the Small Company Fund is Greg Eisen, Assistant Vice President, SAM. Mr. Eisen has served as an investment analyst for SAM since 1992. From 1986 to 1992, Mr. Eisen was engaged by the SAFECO Insurance Companies as a financial analyst.

INTERMEDIATE TREASURY AND MANAGED BOND FUNDS

The portfolio manager for the Intermediate Treasury and Managed Bond Funds is Michael C. Knebel, Vice President, SAM. Mr. Knebel has served as portfolio manager or co-manager for the Managed Bond Fund since 1994. He has served as portfolio manager for the Intermediate Treasury Fund since 1995. Mr. Knebel has served as portfolio manager and/or co-portfolio manager for other SAFECO mutual funds since 1989.

HIGH-YIELD FUND


The portfolio managers for the High-Yield Bond Fund are John Stoeser, Assistant Vice President, SAM, and Robert Kern, a securities analyst for SAM. Mr. Stoeser has served as a securities analyst and portfolio manager for SAM since 1992. From 1989 to 1992 he was an administrative assistant to the President of SAM. Mr. Kern served as a securities analyst for SAM since 1994. From 1988 to 1994, Mr. Kern was engaged by the SAFECO Insurance Companies in the Controller's Department.


MUNICIPAL BOND AND CALIFORNIA FUNDS

The portfolio manager for the Municipal Bond and California Funds is Stephen C. Bauer, President, SAM. Mr. Bauer has served as portfolio manager for each Fund since it commenced operations: 1981 for the Municipal Bond Fund and 1983 for the California Fund. Mr. Bauer is the portfolio manager for certain other SAFECO municipal bond funds, and also serves as a Director of SAM.

WASHINGTON FUND

The portfolio manager for the Washington Fund is Beverly Denny, Assistant Vice President, SAM. Ms. Denny was the Marketing Director for the SAFECO mutual funds from 1991 to 1993, and has been employed as an investment analyst with SAFECO Asset Management since 1993.

MONEY MARKET FUND

The portfolio manager for the Money Market Fund is Naomi Urata, Assistant Vice President, SAM. Ms. Urata has been employed as an investment analyst for the SAFECO mutual funds since 1993. From 1990 to 1992, Ms. Urata served as Cash Manager for The Seattle Times.

Each portfolio manager and certain other persons related to SAM, the Sub-Adviser and the Funds are subject to written policies and procedures designed to prevent abusive personal securities trading. Incorporated within these policies and procedures are recommendations made by the Investment Company Institute (the trade group for the mutual fund industry) with respect to personal securities trading by persons associated with mutual funds. Those recommendations include preclearance procedures and blackout periods when certain personnel may not trade in securities that are the same or related securities being considered for purchase or sale by a Fund.

------------------------------
HOW TO PURCHASE SHARES
------------------------------

When placing purchase orders, investors should specify whether the order is for Class A or Class B shares of a Fund. All share purchase orders that fail to specify a class will automatically be invested in Class A shares.

The minimum initial investment is $1,000 (IRA, UGMA and UTMA $250). The minimum additional investment is $100 for all accounts, except for UGMA or UTMA Automatic Investment Method ("AIM") accounts opened with an initial investment of $250 or more. These accounts have a minimum additional investment of only $50. Minimum additional investments are negotiable for retirement accounts other than IRAs. Except as noted above in connection with UGMA and UTMA accounts, no minimum initial investment is required to establish the Automatic Investment Method or Payroll Deduction Plan.

Shares of each Fund are available for purchase through investment professionals who work at broker-dealers, banks and other financial institutions which have entered into selling agreements with SAFECO Securities, Inc. ("SAFECO Securities"), the distributor of the Funds. Orders received by such financial institutions before 1:00 p.m. Pacific time on any day the New York Stock Exchange ("NYSE") is open for regular trading will be effected that day, provided that such order is transmitted to SAFECO Services, the transfer agent for the Funds, prior to 2:00 p.m. Pacific Time on such day. Investment professionals will be responsible for forwarding the investor's order to SAFECO Services so that it will be received prior to such time.

Broker-dealers, banks and other financial institutions that do not have selling agreements with SAFECO Securities also may offer to place orders for the purchase of each Fund's shares. Purchases made through these investment firms will be effected at the public offering price next determined after the order is received by SAFECO Services. Such financial institutions may charge the investor a transaction fee as determined by the financial institution. The fee will be in addition to the sales charge payable by the investor with respect to Class A shares, and may be avoided by purchasing shares through a broker-dealer, bank or other financial institution that has a selling agreement with SAFECO Securities.

Broker-dealers, banks, financial institutions and any other person entitled to receive compensation for selling or servicing each Fund's shares may receive different levels of compensation with respect to one particular class of Fund shares over another. Salespersons of broker-dealers, banks and other financial institutions that sell each Fund's shares are eligible to receive special compensation, the amount of which varies depending on the amount of shares sold.

THE FUNDS RESERVE THE RIGHT TO REFUSE ANY OFFER TO PURCHASE SHARES OF ANY CLASS.

PURCHASING ADVISOR CLASS A SHARES


The public offering price of Class A shares of each Fund except the Money Market Fund is the next determined net asset value per share (see "Share Price Calculation" on page 57 for additional information) plus any sales charge, which will vary with the size of the purchase as shown in the following schedule:



                                                        SALES CHARGE AS
                                                         PERCENTAGE OF                    BROKER REALLOWANCE AS
                                                        ----------------                    PERCENTAGE OF THE
                                                                                              OFFERING PRICE
                                                                                          ---------------------
AMOUNT OF PURCHASE
AT THE PUBLIC                                         OFFERING               NET
OFFERING PRICE                                         PRICE             INVESTMENT
--------------                                         -----             ----------


Less than $50,000                                        4.50%                4.71%               4.00%

$50,000 but less than $100,000                           4.00%                4.17%               3.50%



                                       72

$100,000 but less than $250,000                          3.50%                3.63%               3.00%
$250,000 but less than $500,000                          2.50%                2.56%               2.00%
$500,000 but less than $1,000,000                        1.50%                1.52%               1.00%
$1,000,000 or more                                       NONE*                               See Below**


* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% CDSC will apply to redemptions made in the first year.

** See discussion below for a description of the commissions payable on sales of Class A shares of $1 million or more.

Class A shares of the Money Market Fund are offered at the next determined net asset value per share (see "Share Price Calculation" on page 57 for additional information) with no initial sales charge. A sales charge will apply to the first exchange from Class A shares of the Money Market Fund to Class A shares of another Fund.

From time to time, SAFECO Securities may reallow to broker-dealers, banks and other financial institutions the full amount of the sales charge on Class A Shares. In some instances, SAFECO Securities may offer these reallowances only to those financial institutions that have sold or may sell significant amounts of Class A shares. These commissions also may be paid to financial institutions that initiate purchases made pursuant to sales charge waivers (1) and (8), described below under "Sales Charge Waivers -- Class A shares." To the extent that SAFECO Securities reallows 90% or more of the sales charge to a financial institution, such financial institution may be deemed to be an underwriter under the 1933 Act.

Except as stated below,  broker-dealers  of record will be paid  commissions  on sales of Class A shares of $1 million or more based on an investor's (or a related group of investors) cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes begins with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of up to .50% of the amount under $50 million and .25% thereafter, except for sales to participant-directed qualified plans (including a plan sponsored by an employer with 200 or more eligible employees). Commissions for such plans will be paid at a rate of 1.00% of the amount up to $2 million, .80% of the next $1 million, .50% of the next $47 million and .25% thereafter. In addition, SAFECO Securities may pay a commission to a broker-dealer where clients of a particular registered representative invest, at or about the same time, collectively $1 million or more in one of the Funds. The commission will be payable in lieu of other commissions that might otherwise be payable under the terms of this prospectus, and will not be paid except in connection with a transaction described in the preceding sentence.

The following describes purchases that may be aggregated for purposes of determining the amount of purchase:

1. Individual purchases on behalf of a single purchaser and the purchaser's spouse and their children under the age of 21 years. This includes shares purchased in connection with an employee benefit plan(s) exclusively for the benefit of such individual(s), such as an IRA, individual plan(s) under Section 403(b) of the Internal Revenue Code of 1986, as amended ("Code"), or single-participant Keogh-type plan(s). This also includes purchases made by a company controlled by such individual(s);

2. Individual purchases by a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under Code
         Section 401(k), and medical, life and disability insurance trusts) other than a plan described in (1) above; or

3. Individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other (excluding an employee benefit plan described in (2) above).


SALES CHARGE WAIVERS -- CLASS A SHARES

Class A shares are sold at net asset value per share without imposition of sales charges for the following investments:

1. Registered representatives or full-time employees of broker-dealers, banks and other financial institutions that have entered into selling agreements with SAFECO Securities, and the children, spouse and parents of such representatives and employees, and employees of financial institutions that directly, or through their affiliates, have entered into selling agreements with SAFECO Securities;

2. Companies exchanging shares with or selling assets to one or more of the Funds pursuant to a merger, acquisition or exchange offer;

3.       Any of the direct or indirect affiliates of SAFECO Securities;

4. Purchases made through the automatic investment of dividends and distributions paid by another Fund;

5. Clients of administrators or consultants to tax-qualified employee benefit plans which have entered into agreements with SAFECO Securities or any of its affiliates;

6. Retirement plan participants who borrow from their retirement accounts by redeeming Fund shares and subsequently repay such loans via a purchase of Fund shares;

7.       Retirement  plan   participants  who  receive   distributions   from  a
         tax-qualified employer-sponsored retirement plan, which is invested in Fund shares, the proceeds of which are reinvested in Fund shares;

8. Accounts as to which a broker-dealer, bank or other financial institution charges an account management fee, provided the financial institution has entered into an agreement with SAFECO Securities regarding such accounts;

9. Current or retired officers, directors, trustees or employees of any SAFECO mutual fund or SAFECO Corporation or its affiliates and the children, spouse and parents of such persons; and


10. Investments made with redemption proceeds from mutual funds having a similar investment objective with respect to which the investor paid a front-end sales charge.




REINSTATEMENT PRIVILEGE

Shareholders who paid an initial sales charge and redeem their Class A shares in a Fund have a one-time privilege to reinstate their investment by investing the proceeds of the redemption at net asset value per share without a sales charge in Class A shares of that Fund and/or one or more of the other Funds. SAFECO Services must receive from the investor or the investor's broker-dealer, bank or other financial institution within 60 days after the date of the redemption both a written request for reinvestment and a check not exceeding the amount of the redemption proceeds. The reinstatement purchase will be effected at the net asset value per share next determined after such receipt.

REDUCED SALES CHARGE PLANS -- CLASS A SHARES

Class A shares of the Funds may be purchased at reduced sales charges either through the Right of Accumulation or under a Letter of Intent. For more details on these plans, investors should contact their broker-dealer, bank or other financial institution or SAFECO Services.

Pursuant to the RIGHT OF ACCUMULATION, investors are permitted to purchase Class A shares of the Funds at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the dollar amount equal to the total purchase price of the investor's concurrent purchases of Class A shares of other SAFECO Mutual Funds plus (c) the dollar amount equal to the current public offering price of all Class A shares of Funds already held by the investor. To receive the Right of Accumulation, at the time of purchase investors must give their broker-dealers, banks or other financial institutions sufficient information to permit confirmation of qualification.

In executing a LETTER OF INTENT ("LOI"), an investor should indicate an aggregate investment amount he or she intends to invest in Class A shares of Funds in the following thirteen months. The LOI is included as part of the Account Application. The Class A sales charge applicable to that aggregate amount then becomes the applicable sales charge on all purchases of Class A shares made concurrently with the execution of the LOI and in the thirteen months following that execution. If an investor executes an LOI within 90 days of a prior purchase of Class A shares, the prior purchase may be included under the LOI and an appropriate adjustment, if any, with respect to the sales charges paid by the investor in connection with the prior purchase will be made, based on the then-current net asset value(s) of the pertinent Fund(s).

If at the end of the thirteen-month period covered by the LOI, the total amount of purchases does not equal the amount indicated, the investor will be required to pay the difference between the sales charges paid at the reduced rate and the sales charges applicable to the purchases actually made. Shares having a value equal to 5% of the amount specified in the LOI will be held in escrow during the thirteen month period (while remaining registered in the investor's name) and are subject to redemption to assure any necessary payment to SAFECO Securities of a higher applicable sales charge.

PURCHASING ADVISOR CLASS B SHARES

The public offering price of the Class B shares of each Fund is the next determined net asset value per share. No initial sales charge is imposed. However, a CDSC is imposed on certain redemptions of Class B shares. Because Class B shares are sold without an initial sales charge, the investor receives Fund shares equal to the full amount of the investment. The maximum investment amount in Class B shares is $500,000.

Class B shares of a Fund that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) reinvestment of dividends or other distributions or (b) shares redeemed more than six full years after their purchase. Former Class B shareholders of the SAFECO Advisor Series Trust who invest in Class B shares of any Fund may include the length of time of ownership of the former Class B shares for purposes of calculating any CDSC due upon redemption.

Initial investments in Class B shares of the Money Market Fund are sold with no initial sales charge and are not subject to a CDSC upon redemption, provided that the investor has remained invested exclusively in Class B shares of the Money Market Fund and has not exchanged into Class B Shares of another Fund in the interim. Money Market Fund Class B shareholders will become subject to a CDSC calculated in accordance with the table below if they exchange into Class B shares of another SAFECO Fund and then redeem those shares. The CDSC will also apply to any Class B shares of the Money Market Fund subsequently acquired by exchange. Shareholders who initially purchase Money Market Fund Class B shares do not receive credit for the time initially invested in the Money Market Fund for purposes of calculating any CDSC due upon redemption of Class B shares of another SAFECO Fund.

Redemptions of most other Class B shares will be subject to a CDSC. (See "Contingent Deferred Sales Charge Waivers.") The amount of any applicable CDSC will be calculated by multiplying the lesser of the original purchase price or the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below.
Accordingly, no charge is imposed on increases in the net asset value above the original purchase price:


                                          CDSC AS A PERCENTAGE OF THE LESSER OF
                                           NET ASSET VALUE AT REDEMPTION OF THE
REDEMPTION DURING                               ORIGINAL PURCHASE PRICE

1st Year Since Purchase                                     5%

2nd Year Since Purchase                                     4%

3rd Year Since Purchase                                     3%

4th Year Since Purchase                                     3%

5th Year Since Purchase                                     2%

6th Year Since Purchase                                     1%

Thereafter                                                  0%*

* Automatically converts to Class A shares in the first month following the investor's sixth anniversary from purchase.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and other distributions and then of amounts representing the cost of shares held for the longest period of time.

For example, assume an investor purchased 100 shares at $10 per share at a cost of $1,000. Subsequently, the shareholder acquired 15 additional shares through dividend reinvestment. During the second year after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption a net asset value of $11 per share, the value of the investor's shares would be $1,265 (115 shares at $11 per share). The CDSC would not be applied to the value of the reinvested dividend shares. Therefore, the 15 shares currently valued at $165.00 would be redeemed without a CDSC. The number of shares needed to fund the remaining $335.00 of the redemption would equal
30.455. Using the lower of cost or market price to determine the CDSC, the original purchase price of $10.00 per share would be used. The CDSC calculation would therefore be 30.455 shares times $10.00 per share at a CDSC rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $12.18.

Except for the time period during which a shareholder is initially invested in Money Market Fund Class B shares, if a shareholder effects one or more exchanges among Class B shares of the Funds during the six year period, the holding periods for the shares so exchanged will be counted toward the six year period.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, recognized on the redemption of shares. The amount of any CDSC will be paid to SAFECO Securities.

CONTINGENT DEFERRED SALES CHARGE WAIVERS


The CDSC will be waived in the following circumstances: (a) total or partial redemptions made within one year following the death or disability of a shareholder; (b) redemptions made pursuant to any systematic withdrawal plan based on the shareholder's life expectancy, including substantially equal periodic payments prior to age 59 1/2 which are described in Code section 72(t), and required minimum distributions after age 70 1/2, including those required minimum distributions made in connection with customer accounts under Section 403(b) of the Code and other retirement plans; (c) total or partial redemption resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (d) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; (e) reinvestment in Class B shares of a Fund within 60 days of a prior redemption; (f) redemptions pursuant to the Fund's right to liquidate a shareholder's account involuntarily; (g) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan that are invested in Funds and are permitted to be made without penalty pursuant to the Code; and (h) redemptions in connection with a Fund's systematic withdrawal plan not in excess of 10% of the value of the account annually.

CONVERSION OF CLASS B SHARES

A shareholder's Class B shares of a Fund will automatically convert to Class A shares in the same Fund in the first month following the investor's sixth anniversary from purchase, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day in the first month following the investor's sixth anniversary from the purchase of Class B shares. Because the net asset value per share of Class A shares may be higher than that of Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same.

---------------------------
HOW TO REDEEM SHARES
---------------------------

As described below, shares of the Funds may be redeemed at their next-determined net asset value (subject to any applicable CDSC) and redemption proceeds will be sent to shareholders within seven days of the receipt of a redemption request. Shareholders who have purchased shares through broker-dealers, banks or other financial institutions that sell shares may redeem shares through such firms; if the shares are held in the "street name" of the broker-dealer, bank or other financial institution, the redemption must be made through such firm.

Please note the following:

           o If your shares were purchased by wire, redemption proceeds will be available immediately. If shares were purchased other than by wire, each Fund reserves the right to hold the proceeds of your redemption for up to 15 business days after investment or until such time as the Fund has received assurance that your investment will be honored by the bank on which it was drawn, whichever occurs first.

           o SAFECO Services charges a $10 fee to wire redemption proceeds. In addition, some banks may charge a fee to receive wires.

           o If shares are issued in certificate form, the certificates must accompany a redemption request and be duly endorsed.

           o Under some circumstances (e.g., a change in corporate officer or death of an owner), SAFECO Services may require certified copies of supporting documents before a redemption will be made.

REDEMPTIONS THROUGH BROKER-DEALERS, BANKS AND OTHER FINANCIAL INSTITUTIONS

Shareholders with accounts at broker-dealers, banks and other financial institutions that sell shares of the Funds may submit redemption requests to such firms. Broker-dealers, banks or other financial institutions may honor a redemption request either by repurchasing shares from a redeeming shareholder at the shares' net asset value per share next computed after the firm receives the request or by forwarding such requests to SAFECO Services. Redemption proceeds (less any applicable CDSC) normally will be paid by check. Broker-dealers, banks and other financial institutions may impose a service charge for handling redemption transactions placed through them and may impose other requirements concerning redemptions. Accordingly, shareholders should contact the investment professional at their broker-dealer, bank or other financial institution for details.

Redemption requests may also be transmitted to SAFECO Services by telephone (for amounts of less than $100,000) or by mail.

SHARE REDEMPTION PRICE AND PROCESSING


Your shares will be redeemed at the net asset value per share (subject to any applicable CDSC) next calculated after receipt of your request that meets the redemption requirements of the Funds. Except for the Money Market Fund, the value of the shares you redeem may be more or less than the dollar amount you purchased, depending on the market value of the shares at the time of redemption. See "Share Price Calculation" on page 57 for more information.

Redemption proceeds will normally be sent on the next business day following receipt of your redemption request. If your redemption request is received after the close of trading on the NYSE (normally 1:00 p.m. Pacific Time), proceeds will normally be sent on the second business day following receipt. Each Fund, however, reserves the right to postpone payment of redemption proceeds for up to seven days if making immediate payment could adversely affect its portfolio. In addition, redemptions may be suspended or payment dates postponed if the NYSE is closed, its trading is restricted or the Securities and Exchange Commission declares an emergency.

Due to the high cost of maintaining small accounts, your account may be closed upon 60 days' written notice if at the time of any redemption or exchange the total value falls below $100. Your shares will be redeemed at the net asset value per share calculated on the day your account is closed and the proceeds will be sent to you.

--------------------------------------------------------------
HOW TO SYSTEMATICALLY PURCHASE OR REDEEM SHARES
--------------------------------------------------------------

Call your investment professional or SAFECO Services at 1-800-463-8791 for more information.

AUTOMATIC INVESTMENT METHOD (AIM)


AIM enables you to make regular monthly investments by authorizing SAFECO Services to withdraw a specific amount from your bank account and invest the amount in any Fund. AIM has a minimum of $100 per Fund for all accounts (except UGMA and UTMA accounts which have a lower $50 minimum for additional investments, provided that the account was opened with an initial investment of at least $250).


PAYROLL DEDUCTION PLAN

An   employer  or  other   entity   using   group   billing   may   establish  a
self-administered payroll deduction plan in any Fund. Payroll deduction amounts are negotiable.

SYSTEMATIC WITHDRAWAL PLAN


This plan enables you to receive a portion of your investment on a monthly basis. A Fund automatically redeems shares in your account and sends you a withdrawal check (minimum amount $50 per Fund) on or about the fifth business day of every month. Because Class A shares are subject to sales charges, shareholders should not concurrently purchase shares with respect to an account which is utilizing a systematic withdrawal plan. Class B shares may not be suitable for a systematic withdrawal plan, except in appropriate cases where the CDSC is being waived. Please see "Contingent Deferred Sales Charge Waivers" on page 53 for more information.

---------------------------------------------------------------
HOW TO EXCHANGE SHARES FROM ONE FUND TO ANOTHER
---------------------------------------------------------------

Shares of one class of a Fund may be exchanged for shares of the same class of any other Fund, based on their next-determined respective net asset values, without imposition of any sales charges, provided that the shareholder account registration remains identical. CLASS A SHARES MAY BE EXCHANGED ONLY FOR CLASS A SHARES OF THE OTHER FUNDS LISTED ON THE FIRST PAGE OF THIS PROSPECTUS. CLASS B SHARES MAY BE EXCHANGED ONLY FOR CLASS B SHARES OF THE OTHER FUNDS LISTED ON THE FIRST PAGE OF THIS PROSPECTUS. The exchange of Class B shares will not be subject to a contingent deferred sales charge. For purposes of computing the

CDSC, except for the time period during which a shareholder is initially invested in Class B shares of the Money Market Fund, the length of time of ownership of Class B shares will be measured from the date of original purchase and will not be affected by the exchange. Exchanges are not tax-free and may result in a shareholder's realizing a gain or loss, as the case may be, for tax purposes. See "Fund Distributions and How They Are Taxed" on page 65 for more information. You may purchase shares of a Fund by exchange only if it is registered for sale in the state where you reside. Before exchanging into an Advisor class of another Fund, please be familiar with the Fund's investment objective and policies as described in "Each Fund's Investment Objective and Policies" beginning on page 22 of this Prospectus.


EXCHANGES BY MAIL

Exchange orders should be sent by mail to the investor's broker-dealer, bank or other financial institution. If a shareholder has an account at SAFECO Services, exchange orders may be sent to the address set forth on the cover of this Prospectus.

EXCHANGES BY TELEPHONE

A shareholder may give exchange instructions to the shareholder's broker-dealer, bank or other financial institution or to SAFECO Services by telephone at the appropriate toll-free number provided on the cover of this Prospectus. Exchange orders will be accepted by telephone provided that the exchange involves only uncertificated shares or certificated shares for which certificates previously have been deposited in the shareholder's account. See "Telephone Transactions" for more information.

SHARE EXCHANGE PRICE AND PROCESSING

The shares of the Fund you are exchanging from will be redeemed at the price next computed after your exchange request is received. Normally the purchase of the Fund you are exchanging into is executed on the same day. However, each Fund reserves the right to delay the payment of proceeds and, hence, the purchase in an exchange for up to seven days if making immediate payment could adversely affect the portfolio of the Fund whose shares are being redeemed. The exchange privilege may be modified or terminated with respect to a Fund at anytime, upon at least 60 days' notice to shareholders.

LIMITATIONS

Each Fund reserves the right to refuse exchange purchases or simultaneous order transactions by any person or group if, in SAM's judgment, the Fund would not be able to invest the money effectively in accordance with that Fund's investment objective and policies or would otherwise potentially be adversely affected. Although a Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose the above restrictions at any time.

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

The Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market-timing investment strategies can have on efficient portfolio management, the Funds have instituted certain policies to discourage excessive exchange and simultaneous order transactions. Exchanges and simultaneous order transactions which, in SAM's judgment, appear to follow a market-timing strategy are limited to 4 in any 12 month period per account holder (or account, in a case where one person or entity exercises investment discretion over more than one account). For purposes of these limitations a "simultaneous order transaction" is a transaction where a significant portion of an account's assets are redeemed from one SAFECO Mutual Fund and shortly thereafter reinvested into another SAFECO Mutual Fund. In order to protect the shareholders of the Funds, SAM reserves the right to exercise its discretion in determining whether a particular transaction qualifies as a simultaneous order transaction. In addition to the foregoing limitations on exchanges and simultaneous order transactions, as described above, the Funds reserve the right to refuse any offer to purchase shares.

------------------------------
TELEPHONE TRANSACTIONS
------------------------------

To redeem or exchange shares by telephone, call 1-800-463-8791 between 6:00 a.m. and 5:00 p.m. Pacific Time, Monday through Friday, except certain holidays. All telephone calls are tape-recorded for your protection. During times of drastic or unusual market volatility, it may be difficult for you to exercise the telephone transaction privileges.

To use the telephone redemption and exchange privileges, you must have previously selected these services either on your account application or by having submitted a request in writing to SAFECO Services at the address on the Prospectus cover. Redeeming or exchanging shares by telephone allows the Funds and SAFECO Services to accept telephone instructions from an account owner or a person preauthorized in writing by an account owner.

Each of the Funds and SAFECO Services reserve the right to refuse any telephone transaction when a Fund or SAFECO Services, in its sole discretion, is unable to confirm to its satisfaction that a caller is the account owner or a person preauthorized by the account owner.

The Funds and SAFECO Services will not be liable for the authenticity of instructions received by telephone that a Fund or SAFECO Services, in its discretion, believes to be delivered by an account owner or preauthorized person, provided that the Fund or SAFECO Services follows reasonable procedures to identify the caller. The shareholder will bear the risk of any resulting loss. The Funds and SAFECO Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include requiring the account owner to select the telephone privilege in writing prior to first use and to designate persons authorized to deliver telephone instructions. SAFECO Services tape-records telephone transactions and may request certain identifying information from the caller.

The telephone transaction privileges may be suspended, limited, modified or terminated at any time without prior notice by the Funds or SAFECO Services. The Funds and SAFECO Services may be liable if they do not employ reasonable procedures to confirm that telephone transactions are genuine.

------------------------------
SHARE PRICE CALCULATION
------------------------------

The net asset value per share ("NAV") of each class of each Fund is computed at the close of regular trading on the NYSE (normally 1:00 p.m. Pacific time) each day that the NYSE is open for trading. NAV is determined separately for each class of shares of each Fund. The NAV of a Fund is calculated by subtracting a Fund's liabilities from its assets and dividing the result by the number of outstanding shares. In calculating the net asset value of each class appropriate adjustments will be made to each class's NAV to reflect expenses allocated to it.

PORTFOLIO VALUATION FOR THE STOCK FUNDS

The Stock Funds generally value their portfolio securities at the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions in which case they shall be valued at the last reported bid price. Securities traded over-the-counter are valued at the last sale price, unless there is no reported sale price in which case the last reported bid price will be used. Portfolio securities that trade on a stock exchange and over-the-counter are valued according to the broadest and most representative market. Securities not traded on a national exchange are valued based on consideration of information with respect to transactions in similar securities, quotations from dealers and various relationships between securities. Other assets for which market quotations are unavailable are valued at their fair value pursuant to guidelines approved by the Common Stock Trust's Board of Trustees. The International Fund will invest primarily, and other Funds may invest from time to time, in foreign securities. Trading in foreign securities will generally be substantially completed each day at various times prior to the close of the NYSE. The values of any such securities are determined as of such times for purposes of computing the Funds' net asset value. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Foreign portfolio securities are valued on the basis of quotations from the primary market in which they trade. The value of foreign securities are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if values have been materially affected by events occurring after the close of a foreign market, the security will be valued at fair value as determined in good faith by SAM or BIAM under procedures established by and under general supervision of the Common Stock Trust's Board of Trustees.

The values of certain of the Stock Funds' portfolio securities are stated on the basis of valuations provided by a pricing service, unless the Common Stock Trust's Board of Trustees determines such does not represent fair value. The service uses information with respect to transactions in securities, quotations from securities dealers, market transactions in comparable securities and various relationships between securities to determine values.

INTERNATIONAL FUND

Options that are traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchange. Futures contracts will be marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchange. Forward contracts are valued at the current cost of covering or offsetting such contracts.

PORTFOLIO VALUATION FOR THE FIXED-INCOME FUNDS


For each of the Fixed-Income Funds except the Money Market Fund, securities are valued based on consideration of information with respect to transactions in similar securities, quotations from dealers and various relationships between securities. The value of each Fixed-Income Fund's securities are stated on the basis of valuations provided by a pricing service, unless the Board of Trustees determines that such valuations do not represent fair value. The service uses information with respect to transactions in securities, quotations from security dealers, market transactions in comparable securities, and various relationships between securities to determine values. Other assets (including securities for which market quotations are unavailable and restricted securities) are valued at their fair value as determined in good faith by each Fixed-Income Fund's respective Trust's Board of Trustees.

Like most money market funds, the Money Market Fund values the securities it owns on the basis of amortized cost. The Money Market Fund may use amortized cost valuation as long as the Money Market Trust's Board of Trustees determines that it fairly reflects market value. Amortized cost valuation involves valuing a security at its cost and adding or subtracting, ratably to maturity, any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method minimizes the effect of changes in a security's market value and helps the Money Market Fund maintain a stable $1.00 share price.

The NAV of the Class B shares of each Fund will generally be lower than the NAV of Class A shares of the same Fund because of the higher expenses borne by the Class B shares. The NAVs of the Advisor Classes of a Fund's shares also may differ due to differing allocations of class-specific expenses. The NAVs of the

Advisor  Classes  of  each  Fund's  shares  will  tend  to  converge,   however,
immediately after the payment of dividends.

Call 1-800-463-8794 for 24-hour price information.

--------------------------------------------------------------
INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES
THAT PROVIDE SERVICES TO THE TRUSTS
--------------------------------------------------------------

Each Trust is a Delaware business trust established by a Trust Instrument dated May 13, 1993, and is authorized to issue an unlimited number of shares of beneficial interest. The Board of Trustees of each Trust may establish additional series or classes of shares of the Trust without approval of shareholders.

In addition to Class A and Class B shares, each Fund also offers No-Load Class shares through a separate prospectus to investors who purchase shares directly from SAFECO Securities. No-Load Class shares are sold without a front-end sales charge or CDSC and are not subject to Rule 12b-1 fees. Accordingly, the performance of No-Load Class shares will differ from that of Class A or Class B shares. For more information about No-Load Class shares of each Fund, please call 1-800-624-5711.

Each share of a Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the three classes, dividends and liquidation proceeds for each class of shares will likely differ. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares.

The Trusts do not intend to hold annual meetings of shareholders of the Funds. The Trustees of a Trust will call a special meeting of shareholders of a Fund of that Trust only if required under the Investment Company Act of 1940 ("1940 Act"), in their discretion, or upon the written request of holders of 10% or more of the outstanding shares of a Fund or a class entitled to vote. Separate votes are taken by each class of shares, a Fund, or a Trust if a matter affects only that class of shares, Fund, or Trust, respectively.

Under Delaware law, the shareholders of the Funds will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, each Trust Instrument requires that every written obligation of the Trust or a Fund thereof contain a statement that such obligation may be enforced only against the assets of that Trust or Fund and generally provides for indemnification out of property of that Trust or Fund of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

Because the Trusts use a combined Prospectus, it is possible that a Fund might become liable for a misstatement about the series of another Trust contained in this Prospectus. The Boards of Trustees have considered this factor in approving the use of a single combined Prospectus.

SAM is the investment adviser for each Fund under an agreement with each Trust. Under each agreement, SAM is responsible for the overall management of each Trust's and each Fund's business affairs. SAM provides investment research, advice, management and supervision to each Trust and each Fund, and, consistent with each Fund's investment objectives and policies, SAM determines what securities will be purchased, retained or sold by each Fund and implements those decisions. Each Fund pays SAM an annual management fee based on a percentage of that Fund's net assets ascertained each business day and paid monthly in accordance with the schedules below. A reduction in the fees paid by a Fund occurs only when that Fund's net assets reach the dollar amounts of the break points and applies only to the assets that fall within the specified range:

                         GROWTH, EQUITY AND INCOME FUNDS

NET ASSETS                                                    ANNUAL FEE

$0 - $100,000,000                                             .75 of 1%
$100,000,001 - $250,000,000                                   .65 of 1%
$250,000,001 - $500,000,000                                   .55 of 1%
Over $500,000,000                                             .45 of 1%

                                 NORTHWEST FUND

NET ASSETS                                                    ANNUAL FEE

$0 - $250,000,000                                             .75 of 1%
$250,000,001 - $500,000,000                                   .65 of 1%
$500,000,001 - $750,000,000                                   .55 of 1%
Over $750,000,000                                             .45 of 1%


                               INTERNATIONAL FUND

NET ASSETS                                                    ANNUAL FEE

$0 - $250,000,000                                             1.10 of 1%
$250,000,001 - $500,000,000                                   1.00 of 1%
Over $500,000,000                                              .90 of 1%

                                  BALANCED FUND

NET ASSETS                                                    ANNUAL FEE

$0 - $250,000,000                                             .75 of 1%
$250,000,001 - $500,000,000                                   .65 of 1%
Over $500,000,000                                             .55 of 1%

                               SMALL COMPANY FUND

NET ASSETS                                                    ANNUAL FEE

$0 - $250,000,000                                             .85 of 1%
$250,000,001 - $500,000,000                                   .75 of 1%
Over $500,000,000                                             .65 of 1%

                           INTERMEDIATE TREASURY FUND

NET ASSETS                                                    ANNUAL FEE

$0 - $250,000,000                                             .55 of 1%
$250,000,001 - $500,000,000                                   .45 of 1%
$500,000,001 - $750,000,000                                   .35 of 1%
Over $750,000,000                                             .25 of 1%

                                 HIGH-YIELD FUND

NET ASSETS                                                    ANNUAL FEE

$0 - $250,000,000                                             .65 of 1%
$250,000,001 - $500,000,000                                   .55 of 1%
$500,000,001 - $750,000,000                                   .45 of 1%
Over $750,000,000                                             .35 of 1%



                                MANAGED BOND FUND

NET ASSETS                                                    ANNUAL FEE

$0 - $100,000,000                                             .50 of 1%
$100,000,001 - $250,000,000                                   .40 of 1%
Over $250,000,000                                             .35 of 1%

                                MONEY MARKET FUND

NET ASSETS                                                    ANNUAL FEE

$0 - $250,000,000                                             .50 of 1%
$250,000,001 - $500,000,000                                   .40 of 1%
$500,000,001 - $750,000,000                                   .30 of 1%
Over $750,000,000                                             .25 of 1%

                         MUNICIPAL AND CALIFORNIA FUNDS

NET ASSETS                                                    ANNUAL FEE

$0 - $100,000,000                                             .55 of 1%
$100,000,001 - $250,000,000                                   .45 of 1%
$250,000,001 - $500,000,000                                   .35 of 1%
Over $500,000,000                                             .25 of 1%

                                 WASHINGTON FUND

NET ASSETS                                                    ANNUAL FEE

$0 - $250,000,000                                             .65 of 1%
$250,000,001 - $500,000,000                                   .55 of 1%
$500,000,001 - $750,000,000                                   .45 of 1%
Over $750,000,000                                             .35 of 1%

A Trust and each Fund thereof will bear all expenses of their organization, operations and business not specifically assumed by SAM under each Fund's management contract. Such expenses may include, among others, custody and accounting expenses, transfer agency and related expenses, distribution and shareholder servicing expenses, expenses related to preparing, printing and delivering prospectuses and shareholder reports, the expenses of holding shareholders' meetings, legal fees, the compensation of non-interested trustees of the Trusts, brokerage, taxes and extraordinary expenses.

With respect to the International Fund, SAM has a sub-advisory agreement with the Sub-Adviser. The Sub-Adviser is a direct, wholly owned subsidiary of the Bank of Ireland Asset Management Limited and is an indirect, wholly owned subsidiary of Bank of Ireland. The Sub-Adviser has its headquarters at 26 Fitzwilliam Place, Dublin, Ireland, and its U.S. office at 2 Greenwich Plaza,

Greenwich, Connecticut. The Sub-Adviser was established in 1987 and currently manages over $3 billion in assets. Because the Sub-Adviser is doing business from a location within the United States, investors will be able to effect service of legal process within the United States upon the Sub-Adviser, under federal securities laws in United States courts. However, the Sub-Adviser is a foreign organization and maintains a substantial portion of its assets outside the United States. Therefore, the ability of investors to enforce judgments against the Sub-Adviser may be affected by the willingness of foreign courts to enforce judgments of U.S. courts.

Under the agreement, the Sub-Adviser is responsible for providing investment research and advice used to manage the investment portfolio of the International Fund. In return, SAM (and not the International Fund) pays the Sub-Adviser a fee in accordance with the schedule below:

NET ASSETS                                           ANNUAL FEE

$0 - $50,000,000                                     .60 of 1%
$50,000,001 - $100,000,000                           .50 of 1%
Over $100,000,000                                    .40 of 1%

The parent company of the Sub-Adviser, Bank of Ireland Asset Management Limited, is a direct, wholly owned subsidiary of the Bank of Ireland, which engages in the investment advisory business and is located at 26 Fitzwilliam Place, Dublin, Ireland. The Bank of Ireland is a holding company whose primary subsidiaries are engaged in banking, insurance, securities and related financial services, and is located at Lower Baggot Street, Dublin, Ireland.

The distributor of the Advisor Classes of each Fund's shares under an agreement with each Trust is SAFECO Securities a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

The transfer, dividend disbursement and shareholder servicing agent for the Advisor Classes of each Fund under an agreement with each Trust is SAFECO Services. SAFECO Services receives a fee from each Fund for every shareholder account held in the Fund. SAFECO Services may enter into subcontracts with registered broker-dealers, third-party administrators and other qualified service providers that generally perform shareholder, administrative, and/or accounting services which would otherwise be provided by SAFECO Services. Fees incurred by a Fund for these services will not exceed the transfer agency fee payable to SAFECO Services. Any distribution expenses associated with these arrangements will be borne by SAM.

SAM, SAFECO Securities and SAFECO Services are wholly owned subsidiaries of SAFECO Corporation (a holding company whose primary subsidiaries are engaged in the insurance and financial services businesses) and are each located at SAFECO Plaza, Seattle, Washington 98185.

As interpreted by courts and administrative agencies, the Glass-Steagall Act and other applicable laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of each Trust's management, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing services for investment companies. Banks or other depository institutions may be subject to various state laws regarding such services, and may be required to register as dealers pursuant to state law.

-----------------------
DISTRIBUTION PLANS
-----------------------

Each Trust, on behalf of the Advisor Classes of each Fund, has entered into a Distribution Agreement (each an "Agreement") with SAFECO Securities. Each Trust has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to each of the Advisor Classes of each Fund (the "Plans"). Pursuant to the Plans, each Advisor class pays SAFECO Securities a quarterly service fee, at the annual rate of 0.25% of the aggregate average daily net assets of the Advisor class. Class B shares also pay SAFECO Securities a quarterly distribution fee at the annual rate of 0.75% of the aggregate average daily net assets of the Class B shares. Although the Money Market Trust has adopted Plans with respect to the Advisor Classes of the Money Market Fund, the Money Market Trust's Board of Trustees and SAFECO Securities have agreed not to implement the Plans at this time. Thus, the Advisor Classes of the Money Market Fund do not currently pay service or distribution fees to SAFECO Securities under the Money Market Fund Plans. The Money Market Fund Plans will not be implemented unless authorized by the Money Market Trust's Board of Trustees.

Under the Plans, SAFECO Securities will use the service fees primarily to compensate persons selling shares of the Funds for the provision of personal service and/or the maintenance of shareholder accounts. SAFECO Securities will use the distribution fees under the Class B Plan to offset the commissions it pays to broker-dealers, banks or other financial institutions for selling each Fund's Class B shares. In addition, SAFECO Securities will use the distribution fees under the Class B Plan to offset each Fund's marketing costs attributable to the Class B shares, such as preparation of sales literature, advertising and printing and distributing prospectuses and other shareholder materials to prospective investors. SAFECO Securities also may use the distribution fee to pay other costs allocated to SAFECO Securities' distribution activities, including acting as shareholder of record, maintaining account records and other overhead expenses.

SAFECO Securities will receive the proceeds of the initial sales charges paid upon the purchase of Class A shares and the CDSCs paid upon applicable redemptions of Class B shares and may use these proceeds for any of the distribution expenses described above. The amount of sales charges reallowed to broker-dealers, banks or other financial institutions who sell Class A shares will equal the percentage of the amount invested in accordance with the schedule set forth in "Purchasing Advisor Class A Shares" on page 49. SAFECO Securities, out of its own resources, will pay a brokerage commission equal to 4.00% of the amount invested to broker-dealers, banks and other financial institutions who sell Class B shares. Broker-dealers, banks and other financial institutions who sell Class B shares of the Money Market Fund will receive the 4.00% brokerage commission at the time the shareholder exchanges his or her Class B Money Market Fund shares for Class B shares of another Fund.

During the period they are in effect, the Plans and related Agreements obligate the Advisor Classes of the Funds to which they relate to pay service and distribution fees to SAFECO Securities as compensation for its service and distribution activities, not as reimbursement for specific expenses incurred. Thus, even if SAFECO Securities' expenses exceed its service or distribution fees for any class, the class will not be obligated to pay more than those fees and, if SAFECO Securities' expenses are less than such fees, it will retain its full fees and realize a profit. Each Fund that has implemented a Rule 12b-1 Plan will pay the service and distribution fees to SAFECO Securities until either the applicable Plan or Agreement is terminated or not renewed.

-------------------------------------------
PERSONS CONTROLLING CERTAIN FUNDS
-------------------------------------------

At January 2, 1997, SAM, a wholly owned subsidiary of SAFECO Corporation, controlled the International and Balanced Funds. At January 2, 1997, SAFECO Corporation controlled the Small Company Fund. SAFECO Corporation and SAM have their principal place of business at SAFECO Plaza, Seattle, Washington 98185.


At January 2, 1997, SAFECO Insurance Company of America ("SAFECO Insurance") controlled the Intermediate Treasury and Washington Funds. SAFECO Insurance is a Washington Corporation and a wholly owned subsidiary of SAFECO Corporation, which has its principal place of business at SAFECO Plaza, Seattle, Washington 98185.


At January 2, 1997, Crown Packaging Corp. Profit Sharing & Pension Plan and Massman Construction Co. Profit Sharing Retirement Trust controlled the Managed Bond Fund. Crown Packaging Corp. Profit Sharing & Pension Plan's address of record is 8514 Eager Road, St. Louis, Mo. 63144. Massman Construction Co. Profit Sharing Retirement Trust's address of record is 8901 Stateline, Kansas City, Mo. 64114.

--------------------------------
PERFORMANCE INFORMATION
--------------------------------

The yield, total return and average annual total return of each class of a Fund may be quoted in advertisements. For each Fund except the Money Market Fund, yield is the annualization on a 360-day basis of a class's net income per share over a 30-day period divided by the class's net asset value per share on the last day of the period. The formula for the yield calculation is defined by regulation. Consequently, the rate of actual income distributions paid by the Funds may differ from quoted yield figures. Total return is the total percentage change in an investment in a class of a Fund, assuming the reinvestment of dividend and capital gain distributions, over a stated period of time. Average annual total return is the annual percentage change in an investment in a class of a Fund, assuming the reinvestment of dividends and capital gain distributions, over a stated period of time. Performance quotations are calculated separately for each class of a Fund. Standardized returns for Class A shares reflect deduction of the Fund's maximum initial sales charge at the time of purchase, and standardized returns for Class B shares reflect deduction of the applicable CDSC imposed on a redemption of shares held for the period. A Fund's portfolio turnover rate will vary from year to year. A high portfolio turnover rate involves correspondingly higher transaction costs in the form of broker commissions and dealer spreads and other costs that a Fund will bear directly.

For the Money Market Fund, yield is the annualization on a 365-day basis of the Fund's net income over a 7-day period. Effective yield is the annualization, on a 365-day basis, of the Money Market Fund's net income over a 7-day period with dividends reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

From time to time, a Fund may advertise rankings. Rankings are calculated by independent companies that monitor mutual fund performance (e.g., CDA Investment Technologies, Lipper Analytical Services, Inc., and Morningstar, Inc.) and are reported periodically in national financial publications such as BARRON'S, BUSINESS WEEK, FORBES, INVESTOR'S BUSINESS DAILY, MONEY MAGAZINE, and THE WALL STREET JOURNAL. In addition, non-standardized performance figures may accompany the standardized figures described above. Non-standardized figures may be calculated in a variety of ways, including but not necessarily limited to, different time periods and different initial investment amounts. Each Fund may also compare its performance to the performance of relevant indices.

Performance information and quoted rankings are indicative only of past performance and are not intended to represent future investment results. Except for the Money Market Fund, the yield and share price of each class of a Fund will fluctuate and your shares, when redeemed, may be worth more or less than you originally paid for them.

----------------------------------------------------
FUND DISTRIBUTIONS AND HOW THEY ARE TAXED
----------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS


The Fixed-Income Funds declare dividends on each business day and pay them on the last business day of each month; the Equity, Income, and Balanced Funds declare and pay dividends on the last business day of each calendar quarter; and the Growth, Northwest, International and Small Company Funds declare and pay dividends annually. Each Fund declares dividends from net investment income (which includes accrued dividends and interest, earned discount, and other income earned on portfolio securities less expenses). Shares of each Fund become entitled to receive dividends on the next business day after they are purchased for your account. If you request redemption of all your shares at any time during a month, you will receive all declared dividends through the date of redemption, together with the proceeds of the redemption.

Dividends and other distributions paid by a Fund on each class of its shares are calculated at the same time in the same manner. However, except for the Money Market Fund, because of the higher Rule 12b-1 service and distribution fees associated with Class B shares, the dividends paid by a Fund on its Class B shares will be lower than those paid on its Class A shares.

Your dividends and other distributions are reinvested in additional shares of the distributing Fund at net asset value per share, generally determined as of the close of business on the ex-distribution date, unless you elect in writing to receive dividends and/or other distributions in cash and that election is provided to SAFECO Services at the address on the Prospectus cover. The election remains in effect until revoked by written notice to SAFECO Services. For retirement accounts, all dividends and other distributions declared by a Fund must be invested in additional shares of that Fund.


States generally treat the pass-through of interest earned on U.S. Treasury securities and other direct obligations of the U.S. Government as tax-free income in the calculation of their state income tax. This treatment may be dependent upon the maintenance of certain percentages of fund ownership in these securities. The Intermediate Treasury Fund will invest primarily in these securities while the other Funds may occasionally invest a portion of their portfolios in these securities.

Please remember that if you purchase shares shortly before a Fund pays a taxable dividend or other distribution, you will pay the full price for the shares, then receive part of the price back as a taxable distribution.

TAXES

Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund will not be subject to federal income taxes to the extent it distributes its net investment income and realized capital gains to its shareholders. Each Fund will inform you as to the amount and nature of dividends and other distributions to your account. Dividends and other distributions declared in December, but received by shareholders in January, are taxable to shareholders in the year in which declared.

When you sell (redeem) shares, it may result in a taxable gain or loss. This depends upon whether you receive more or less than your adjusted basis for the shares (which normally takes into account any initial sales charge paid on Class A shares). An exchange of any Fund's shares for shares of another Fund generally will have similar tax consequences.

Special rules apply when you dispose of Class A shares of a Fund (except the Money Market Fund) through a redemption or exchange within 60 days after your purchase thereof and subsequently reacquire Class A shares of the same Fund or acquire Class A shares of another Fund without paying a sales charge due to the exchange privilege or reinstatement privilege. See "How to Purchase Shares - Reinstatement Privilege" on page 51 and "How to Exchange Shares from One Fund to Another" on page 55 for more information. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when you acquired those shares, and that amount will increase the basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund (whether pursuant to the reinstatement privilege or otherwise) within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or part of that loss will not be deductible and will increase the basis of the newly purchased shares.


SPECIAL CONSIDERATIONS FOR THE TAX-EXEMPT INCOME FUNDS


TAXES

Each Tax-Exempt Income Fund intends to continue to qualify for favorable tax treatment as a "regulated investment company" under the Internal Revenue Code ("Code") so as to be able to pay dividends that are exempt from federal personal income taxes. The portion of dividends representing net short-term capital gains, however, is not exempt and will be treated as taxable dividends for federal income tax purposes. In addition, income which is derived from purchasing certain bonds below their issued price after April 30, 1993, will be treated as ordinary income for federal income tax purposes.

A portion of a Tax-Exempt Income Fund's assets may from time to time be temporarily invested in fixed-income obligations, the interest on which when distributed to the Fund's shareholders will be subject to federal income taxes.

As a matter of non-fundamental investment policy, the Tax-Exempt Income Funds will not purchase so-called "non-essential or private activity" bonds, the interest on which would constitute a preference item for shareholders in determining their alternative minimum tax.

The excess of net long-term capital gains realized by a Tax-Exempt Income Fund over net short-term capital loss on portfolio transactions does not necessarily result in exemption under other federal, state or local income taxes. Shareholders of each Tax-Exempt Income Fund should bear in mind that they may be subject to other taxes.

If a shareholder buys shares of a Tax-Exempt Income Fund and sells them at a loss within six months, such loss for federal income tax purposes will be disallowed to the extent of the tax-exempt interest component of dividends received during such six-month period.

If a shareholder buys shares of a Tax-Exempt Income Fund and sells them at a loss within six months, to the extent not disallowed in the previous paragraph and to the extent of any long-term capital gains distributions, the loss will be treated as a long-term capital loss for federal income tax purposes.

Individuals who receive Social Security benefits must use the amount of income dividends received from each of the Tax-Exempt Income Funds in determining the amount of any federal income tax due on such benefits.

Under the Code, the tax effect on individuals of receiving dividends from any of the Tax-Exempt Income Funds is substantially different from the tax effect on other types of shareholders.

CALIFORNIA FUND

The California Fund intends to pay dividends that are exempt from California state personal income taxes. This would not include taxable interest paid on temporary investments, if any. Generally, the tax treatment of capital gains under California law is the same as under federal law. Capital gains distributions paid by the California Fund are treated as long-term capital gains under California law regardless of how long the shares have been held. Redemptions and exchanges of the California Fund may result in a capital gain or loss for California income tax purposes.

Under California law, the dividend income from municipal bonds is tax-exempt to individual shareholders but its tax treatment for corporate shareholders is unclear. Therefore, the portion of the California Fund's income dividend attributable to these obligations and paid by it to corporate shareholders may be taxable. Corporate shareholders may wish to consult their tax advisers regarding this issue.

Shares of the California Fund will not be subject to the California property tax.

WASHINGTON FUND

Currently the State of Washington has no state personal income tax. When and if Washington State enacts a personal income tax, there can be no assurance that income from the Washington Fund's portfolio securities which is distributed to shareholders would be exempt from such a tax.


TAX WITHHOLDING INFORMATION

You will be asked to certify on your account application or on a separate form that the taxpayer identification number you provide is correct and that you are not subject to, or are exempt from, backup withholding for previous underreporting to the Internal Revenue Service.

Retirement plan distributions may be subject to federal income tax withholding. However, you may elect not to have any distributions withheld by checking the appropriate box on the Redemption Request form or by instructing SAFECO Services in writing at the address on the Prospectus cover.

If the International Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.

The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders; see the Trusts' Statements of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. You therefore are urged to consult your tax adviser.

--------------------------------------
TAX-DEFERRED RETIREMENT PLANS
--------------------------------------

SAFECO Services offers a variety of tax-deferred retirement plans for individuals, businesses and nonprofit organizations. An account may be established under one of the following plans which allow you to defer investment income from federal income tax while you save for retirement. Many of the Funds (other than the Tax-Exempt Income Funds) may be used as investment vehicles for these plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS). IRAs are tax-deferred retirement accounts for anyone under age 70 1/2 with earned income. The maximum annual contribution generally is $2,000 per person ($4,000 for you and a non-working spouse). Under certain circumstances your contribution will be deductible for income tax purposes. An annual custodial fee will be charged for any part of a calendar year in which you have an IRA investment in a Fund. SIMPLIFIED EMPLOYEE PENSION IRAS (SEP-IRAS). SEP-IRAs are easily administered retirement plans for small businesses and self-employed individuals. Annual contributions up to $22,500 may be made to SEP-IRA accounts; the annual contribution limit is subject to change. SEP-IRAs have the same investment minimums and custodial fees as regular IRAs.

403(B) PLANS. 403(b) plans are retirement plans for tax-exempt organizations and school systems to which employers and employees both may contribute. Minimum investment amounts are negotiable.

401(K) PLANS. 401(k) plans allow employers and employees to make tax-advantaged contributions to a retirement account. SAFECO Services offers a low-cost administration package that includes a prototype plan, record keeping, testing and employee communications. Minimum investment amounts are negotiable.

PROFIT SHARING AND MONEY PURCHASE PENSION PLANS. Each plan allows corporations, partnerships and self-employed persons to make annual, tax-deductible contributions to a retirement account for each person covered by the plan. A plan may be adopted individually or paired with another plan to maximize contributions. SAFECO Services offers an administration package for these plans. Minimum investment amounts are negotiable.

For information about the above accounts and plans, please contact your investment professional, or call 1-800-278-1985. For a description of federal income tax withholding on distributions from these accounts and plans, see "Fund Distributions and How They Are Taxed - Tax Withholding Information" on page 65.

-------------------------
ACCOUNT STATEMENTS
-------------------------

Periodically, you will receive an account statement indicating your current Fund holdings and transactions affecting your account. Confirmation statements will be sent to you after each transaction that affects your account balance. Please review the information on each confirmation statement for accuracy immediately upon receipt. If you do not notify us within 30 days of any processing error, SAFECO Services will consider the transactions listed on the confirmation statement to be correct.

--------------------------------------------------------
ACCOUNT CHANGES AND SIGNATURE REQUIREMENTS
--------------------------------------------------------

Changes to your account registration or the services you have selected must be in writing and signed by the number of owners specified on your account application as having authority to make these changes. Send written changes to the broker-dealer, bank or other financial institution where your account is maintained. (Changes made to accounts maintained at SAFECO Services should be sent to the address on the Prospectus cover.) Certain changes to the Automatic Investment Method and Systematic Withdrawal Plan can be made by telephone request if you have previously selected single signature authorization for your account.

You must specify on your account application the number of signatures required to authorize redemptions and exchanges and to change account registration or the services selected. Authorizing fewer than all account owners has important implications. For example, one owner of a joint tenant account can redeem money without the co-owner's signature. If you do not indicate otherwise on the application, the signatures of all account owners will be required to effect a transaction. Your selection of fewer than all account owner signatures may be revoked by any account owner who writes to SAFECO Services or the financial institution where your account is maintained.

The broker-dealer, bank or financial institution where your account is maintained or SAFECO Services may require a signature guarantee for a signature that cannot be verified by comparison to the signature(s) on your account application. A signature guarantee may be obtained from most financial institutions including banks, savings and loans and broker-dealers.

--------------------------------------------------------------------
DESCRIPTION OF STOCKS, BONDS AND CONVERTIBLE SECURITIES
--------------------------------------------------------------------

COMMON STOCKS represent equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Smaller companies are especially sensitive to these factors.

PREFERRED STOCKS are equity securities whose owners have a claim on a company's earnings and assets before holders of common stock, but after debt holders. The risk characteristics of preferred stocks are similar to those of common stocks, except that preferred stocks are generally subject to less risk than common stocks.

BONDS AND OTHER DEBT SECURITIES are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The value of bonds and other debt securities will normally vary inversely with interest rates. In general, bond prices rise when interest rates fall, and bond prices fall when interest rates rise. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

CONVERTIBLE SECURITIES are debt or preferred stock which are convertible into or exchangeable for common stock. The value of convertible corporate bonds will normally vary inversely with interest rates and the value of convertible corporate bonds and convertible preferred stock will normally vary with the value of the underlying common stock.

-------------------------
RATINGS SUPPLEMENT
-------------------------

Ratings by Moody's and S&P represent their respective opinions as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.


DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S. Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations.

S&P. Issues rated A-1 are the highest category, indicating that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. Issues designated A-2 have a satisfactory capacity for timely payment, however, the relative degree of safety is not as high as for issues designated "A-1." Issues designated as A-3 have an adequate capacity for timely payment.

DESCRIPTION OF DEBT RATINGS

EXCERPTS FROM MOODY'S DESCRIPTIONS OF ITS RATINGS:

INVESTMENT GRADE:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BELOW INVESTMENT GRADE:

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B- - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa have poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
EXCERPTS FROM S&P'S DESCRIPTIONS OF ITS RATINGS:

INVESTMENT GRADE:

AAA -- Debt which is rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt which is rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt which is rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BELOW INVESTMENT GRADE:

BB, B, CCC, CC, C -- Debt which is rated BB, B, CCC, CC, or C is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1 -- Debt which is rated C1 is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. Interest payment, or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

-----------------------------------------------------------------------------
DEBT SECURITIES HOLDINGS
------------------------------------------------------------------------------


THE EQUITY FUND DID NOT HOLD ANY CONVERTIBLE DEBT SECURITIES DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 1996.


INCOME FUND


The weighted average ratings of all debt securities held by the Income Fund, expressed as a percentage of total investments held during the fiscal year ended September 30, 1996, were as follows:



MOODY'S                                         %           S&P                                         %

                                               Investment Grade

Aaa                                             0           AAA                                        0

Aa                                              0           AA                                         0

A                                              4.3          A                                         2.5

Baa                                            2.4          BBB                                       4.4

                                            BELOW INVESTMENT GRADE

Ba                                             5.7          BB                                        4.2

B                                              3.7          B                                         3.3

Caa                                             0           CCC                                        .2

Ca                                              0           CC                                         0
C                                               0           C                                          0

                                                            D                                          0

Not Rated, but                                              Not Rated, but
  determined to                                               determined to
  be investment                                               be investment
  grade                                         0             grade                                    0

                                      103

Not Rated, but                                              Not Rated, but
  determined to                                               determined to
  be below                                                    be below
  investment grade                             2.0            investment grade                        3.8



HIGH-YIELD BOND FUND


The weighted average ratings of all fixed-income securities, expressed as a percentage of total investments held by the High-Yield Bond Fund at the fiscal year ended September 30, 1996, were as follows:



           MOODY'S                          %                          S&P                           %

                                               INVESTMENT GRADE

Aaa                                        0                AAA                                     0

Aa                                         0                AA                                      0

A                                          0                A                                       0

Baa                                       1.3               BBB                                    1.9

                                               BELOW INVESTMENT GRADE

Ba                                        18.6              BB                                     29.0

B                                         68.5              B                                      58.9

Caa                                       2.78              CCC                                    1.4

Ca                                         0                CC                                      0

C                                          0                C                                       0

                                                            D                                       .4

Not Rated, but determined to                                Not Rated, but determined
be investment grade                                         to be investment grade
                                          1.3                                                       0

Not Rated, but determined to                                Not Rated, but determined
be below investment grade                                   to be below investment
                                                            grade
                                          .48                                                       .8


SAFECO FAMILY OF FUNDS

STABILITY OF PRINCIPAL

SAFECO Money Market Fund

BOND INCOME

SAFECO Intermediate-Term U.S. Treasury Fund
SAFECO High-Yield Bond Fund
SAFECO Managed Bond Fund

TAX-FREE BOND INCOME

SAFECO Municipal Bond Fund
SAFECO California Tax-Free Income Fund
SAFECO Washington State Municipal Bond Fund

HIGH CURRENT INCOME WITH LONG-TERM GROWTH

SAFECO Income Fund

LONG-TERM GROWTH

SAFECO Growth Fund
SAFECO Equity Fund
SAFECO Northwest Fund
SAFECO International Stock Fund
SAFECO Balanced Fund
SAFECO Small Company Stock Fund


FOR MORE COMPLETE INFORMATION ON ADVISOR CLASS SHARES OF ANY SAFECO MUTUAL FUND,
INCLUDING   MANAGEMENT  FEES  AND  EXPENSES,   PLEASE  CONTACT  YOUR  INVESTMENT
PROFESSIONAL.



TELEPHONE NUMBERS:                                               PROSPECTUS

DEALER SERVICES                                                  January 31, 1997
Nationwide:  (800) 528-6501
Seattle:  (206) 545-6409                                         SAFECO Growth Fund
                                                                 SAFECO Equity Fund
LITERATURE ORDER:                                                SAFECO Income Fund
Nationwide:  (800) 463-8792                                      SAFECO Northwest Fund
Seattle:  (206) 545-6227                                         SAFECO International Stock Fund
                                                                 SAFECO Balanced Fund
SHAREHOLDER SERVICES/TELEPHONE EXCHANGE:                         SAFECO Small Company Stock Fund
MONDAY THROUGH FRIDAY,
6:00 A.M. TO 5:00 P.M. PACIFIC TIME                              SAFECO Intermediate-Term
Nationwide:  (800) 463-8791                                            U.S. Treasury Fund
Seattle:  (206) 545-6283                                         SAFECO High-Yield Bond Fund
                                                                 SAFECO Managed Bond Fund
24-HOUR PRICE AND PERFORMANCE INFORMATION
Nationwide:  (800) 463-8794                                      SAFECO Municipal Bond Fund
Seattle:  (206) 545-6295                                         SAFECO California Tax-Free Income Fund
                                                                 SAFECO Washington State Municipal
MAILING ADDRESS:                                                       Bond Fund

SAFECO MUTUAL FUNDS                                              SAFECO Money Market Fund
Advisor Class Shares                                                   Advisor Class A
P.O. Box 34890                                                         Advisor Class B
Seattle, WA  98124-1890

EXPRESS/OVERNIGHT MAIL:                                  No   dealer,   salesperson   or  other   person  has  been
SAFECO Mutual Funds                                      authorized  to  give  any   information  or  to  make  any
Advisor Class Shares                                     representation,   other  than  those   contained  in  this
4333 Brooklyn Avenue N.E.                                Prospectus,  and, if given or made, such other information
Seattle, WA   98105                                      or representations  must not be relied upon as having been
                                                         authorized   by  any  Trust,   any  Fund,   or  by  SAFECO
DISTRIBUTOR:                                             Securities.  This  Prospectus does not constitute an offer
SAFECO Securities, Inc.                                  to  sell  or a  solicitation  of an  offer  to  buy by any
                                                         Trust,  any Fund, or by SAFECO  Securities in any state in which such offer or solicitation may not lawfully be made.



                           SAFECO TAXABLE BOND TRUST:
                   SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND
                           SAFECO HIGH-YIELD BOND FUND

                           SAFECO MANAGED BOND TRUST:
                            SAFECO MANAGED BOND FUND

                          SAFECO TAX-EXEMPT BOND TRUST:
                           SAFECO MUNICIPAL BOND FUND
                     SAFECO CALIFORNIA TAX-FREE INCOME FUND
                   SAFECO WASHINGTON STATE MUNICIPAL BOND FUND

                           SAFECO MONEY MARKET TRUST:
                            SAFECO MONEY MARKET FUND

                                 Advisor Class A
                                 Advisor Class B

                       Statement of Additional Information


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the funds listed above (each a "Fund"). A copy of the Prospectus may be obtained by writing SAFECO Mutual Funds, Advisor Class Shares, P.O. Box 34890, Seattle, Washington 98124-1890, or by calling TOLL
FREE: 1-800-463-8791

The date of the most current Prospectus of the Funds to which this Statement of Additional Information relates is January 31, 1997.


The date of this Statement of Additional Information is January 31, 1997.

________________________________________________________________________________

                                TABLE OF CONTENTS

INVESTMENT POLICIES...........................................................2
INVESTMENT POLICIES OF THE TAXABLE BOND FUNDS.................................3
INVESTMENT POLICIES OF THE MANAGED BOND FUND..................................6
INVESTMENT POLICIES OF THE TAX-EXEMPT FIXED INCOME FUNDS.....................10
INVESTMENT POLICIES OF THE MONEY MARKET FUND ................................15
ADDITIONAL INVESTMENT INFORMATION............................................17
INVESTMENT RISKS OF CONCENTRATION IN CALIFORNIA
     AND WASHINGTON ISSUERS..................................................24
PRINCIPAL SHAREHOLDERS OF CERTAIN FUNDS......................................35
ADDITIONAL TAX INFORMATION...................................................35
CONVERSION OF ADVISOR CLASS B SHARES.........................................37
ADDITIONAL INFORMATION ON CALCULATION OF
NET ASSET VALUE PER SHARE....................................................38
ADDITIONAL PERFORMANCE INFORMATION...........................................39
ADDITIONAL INFORMATION ON DIVIDENDS..........................................46
TRUSTEES AND OFFICERS........................................................47
INVESTMENT ADVISORY AND OTHER SERVICES.......................................53
BROKERAGE PRACTICES..........................................................60
REDEMPTION IN KIND...........................................................60
FINANCIAL STATEMENTS.........................................................60
DESCRIPTION OF RATINGS.......................................................62

INVESTMENT POLICIES

SAFECO Intermediate-Term U.S. Treasury Fund ("Intermediate Treasury Fund")and SAFECO High-Yield Bond Fund ("High-Yield Bond Fund") are series of the SAFECO Taxable Bond Trust (collectively the "Taxable Bond Funds"). The SAFECO Managed Bond Fund ("Managed Bond Fund") is a series of SAFECO Managed Bond Trust ("Managed Bond Trust"); (Taxable Bond Funds and Managed Bond Fund, collectively the "Taxable Fixed Income Funds").

SAFECO Municipal Bond Fund ("Municipal Bond Fund"), SAFECO California Tax-Free Income Fund ("California Fund") and SAFECO Washington State Municipal Bond Fund ("Washington Fund") (collectively, the "Tax-Exempt Fixed Income Funds") are series of SAFECO Tax-Exempt Bond Trust ("Tax-Exempt Bond Trust").

SAFECO Money Market Fund ("Money Market Fund") is a series of SAFECO Money Market Trust ("Money Market Trust").

The investment policies of each Fund are described in the Prospectus and this Statement of Additional Information. These policies state the investment practices that the Funds will follow, in some cases limiting investments to a certain percentage of assets, as well as those investment activities that are prohibited. The types of securities that a Fund may purchase are also disclosed in the Prospectus. Before a Fund purchases a security that the following policies permit, but that is not currently described in the Prospectus, the Prospectus will be amended or supplemented to identfy or describe the security. If a policy's percentage limitation is adhered to immediately after and as a result of the investment, a later increase or decrease in values, net assets or other circumstances will not be considered in determining whether a Fund complies with the applicable limitation (except to the extent the change may impact a Fund's borrowing limit).

Generally, the entity that has the ultimate responsibility for the payment of interest and principal on a particular security is deemed to be its issuer for purposes of the Tax-Exempt Fixed Income Funds' investment policies. The identification of the issuer of a tax-exempt security for purposes of diversification depends on the terms and conditions of the security. For example, when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer for diversification purposes. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer for purposes of diversification. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security which must be valued and included in each Tax-Exempt Fixed Income Fund's five percent (5%) limitation on investments in one issuer.

Each Fund's fundamental policies may not be changed without the approval of a "majority of its outstanding voting securities," as defined in the Investment Company Act of 1940, as amended ("1940 Act"). For purposes of such approval, the vote of a majority of the outstanding voting securities of a Fund means the vote, at a meeting of the shareholders of such Fund duly called, (i) of 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities, whichever is less.

Non-fundamental policies may be changed without shareholder approval.

INVESTMENT POLICIES OF THE TAXABLE BOND FUNDS


Each Taxable Bond Fund has adopted the following fundamental investment policies. Each Taxable Bond Fund will not:

Fundamental Investment Policies

1. Purchase the securities of any issuer (except the U.S. Government, its agencies or instrumentalities) if as a result more than five percent (5%) of the value of its total assets at the time of purchase would be invested in the securities of such issuer, except that up to twenty-five percent (25%) of the value of a Fund's assets (which twenty-five percent (25%) shall not include securities issued by another investment company) may be invested without regard to this five percent (5%) limitation;

2. Underwrite any issue of securities, except to the extent that the purchase of permitted investments directly from the issuer in accordance with the Fund's investment objective, policies and restrictions and the subsequent disposition thereof may be deemed to be underwriting or the later disposition of restricted securities acquired within the limits imposed on the acquisition of such securities may be deemed to be an underwriting;

3. Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal obligations or other permitted investments secured by real estate or interests therein;

4. Purchase or retain for the Fund's portfolio the securities of any issuer, if, to the Fund's knowledge, the officers or directors of the Fund, or its investment adviser, who individually own more than one-half (1/2) of one percent (1%) of the outstanding securities of such an issuer, together own more than five percent (5%) of such outstanding securities;

5. Borrow money, except from a bank or SAFECO Corporation or its affiliates at an interest rate not greater than that available to the Fund from commercial banks, for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding twenty percent (20%) of the value of the Fund's total assets at the time of such borrowing; Each Fund will not purchase securities if borrowings equal to or greater than five percent (5%) of the Fund's total assets are outstanding;

6. Pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by subparagraph (5) above, it may pledge securities having a market value at the time of pledge not exceeding ten percent (10%) of the cost of the Fund's total assets;

7. Purchase or sell commodities or commodity contracts, other than futures contracts, or invest in oil, gas or other mineral exploration or development programs or in arbitrage transactions;

8. Make short sales of securities or purchase securities on margin, except for margin deposits in connection with futures contracts and such short-term credits as are necessary for the clearance of transactions;

9. Participate on a joint or a joint-and-several basis in any trading account in securities, except that the Fund may, for the purpose of seeking better net results on portfolio transactions or lower brokerage commission rates, join with other transactions executed by the investment adviser or the investment adviser's parent company and any subsidiary thereof;

10. Purchase from or sell portfolio securities to any officer or director, the Fund's investment adviser, principal underwriter or any affiliates or subsidiaries thereof; provided, however, that this prohibition shall not prohibit the Fund from purchasing with the up to $7,000,000 raised through the sale of up to 700,000 shares of common stock to SAFECO Life Insurance Company, portfolio securities from subsidiaries of SAFECO Corporation prior to the effective date of the Fund's initial public offering;

11. Purchase securities (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities), if as a result twenty-five percent (25%) or more of the Fund's total assets would be invested in one industry (governmental issuers of securities are not considered part of any one industry);

12. Purchase shares of common stock, other than those issued by other regulated investment companies only, when the acquisition of such common stocks, rights or other equity interests is consistent with a Fund's investment objective. Generally, each Fund will only hold such equity securities as a result of purchases or unit offerings of fixed-income securities which include such equity securities or in connection with an actual or proposed conversion or exchange of fixed-income securities;

13. Issue or sell any senior security, except that this restriction shall not be construed to prohibit the Fund from borrowing funds (i) on a temporary basis as permitted by Section 18(g) of the 1940 Act or (ii) from any bank provided, that immediately after such borrowing, there is an asset coverage of at least three hundred percent (300%) for all such borrowings and provided, further, that in the event that such asset coverage shall at any time fall below three hundred percent (300%), the Fund shall, within three (3) days thereafter (not including Sundays and holidays), or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least three hundred percent (300%). For purposes of this restriction, the terms "senior security" and "asset coverage" shall be understood to have the meaning assigned to those terms in
        Section 18 of the 1940 Act;

14. Purchase securities of any issuer, if, as a result, more than ten percent (10%) of any class of securities of such issuer would be owned by the Fund;

15. With respect to one hundred percent (100%) of the value of its total assets, purchase more than ten percent (10%) of the outstanding voting securities of any one issuer (other than U.S. Government securities);

16. Purchase or otherwise acquire securities which are illiquid or subject to legal or contractual restrictions on resale, if as a result more than ten percent (10%) of the Fund's total assets would be invested in such securities; or

17. Make loans, except through the purchase of a portion or all of an issue of debt or money market securities in accordance with its investment objective, policies and restrictions, or through investments in qualified repurchase agreements (provided, however, that the Fund shall not invest more than ten percent (10%) of its total assets in qualified repurchase agreements maturing in more than seven (7) days), or through qualified loan agreements (by making secured loans of its portfolio securities which amount to not more than five percent (5%) of its total assets).

Non-Fundamental Investment Policies

In addition to the policies described in the Prospectus, each Taxable Bond Fund has adopted the following non-fundamental investment policies which may be changed without shareholder approval:

1. The Fund will not invest more than five percent (5%) of its total assets in securities of issuers, including their predecessors, which have been in operation for less than three years.

2.      The Fund will not issue long-term debt securities.

3. The Fund will not invest in securities with unlimited liability, i.e., securities the holder of which may be assessed for amounts in addition to the subscription or other price paid for the security.

4. The Fund will not trade in foreign currency, except as may be necessary to convert the proceeds of the sale of foreign securities in the Fund's portfolio into U.S. dollars.

5. The Fund may purchase "when-issued" or "delayed-delivery" securities or purchase or sell securities on a "forward commitment" basis.

6. The Fund will not invest in any security issued by a commercial bank unless (a) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of a United States bank which does not have assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal sum of each investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (b) in the case of a U.S. bank, it is a member of the FDIC and (c) in the case of a foreign bank, the security is, in the opinion of the Fund's investment adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investment in securities issued by foreign branches of U.S. banks, provided the U.S. banks meet the foregoing requirements.

7. The Fund shall not engage primarily in trading for short-term profits, but it may from time to time make investments for short-term purposes when such action is believed to be desirable and consistent with sound investment policy, and it may dispose of securities whenever its investment adviser deems advisable without regard to the length of time they have been held.

8. The Intermediate Treasury Fund may invest up to five percent (5%) of its total assets in Yankee Sector debt securities and up to five percent (5%) of its total assets in Eurodollar bonds.

9. The Fund may invest up to five percent (5%) of its total assets in securities the interest on which, in the opinion of counsel for the issuer, is exempt from federal income tax.

INVESTMENT POLICIES OF THE MANAGED BOND FUND

Fundamental Investment Policies

The Managed Bond Fund has adopted the following fundamental investment policies. The Managed Bond Fund will not:

1. Purchase the securities of any issuer (except the U.S. Government, its agencies or instrumentalities) if as a result more than five percent (5%) of the value of total assets at the time of purchase would be invested in the securities of such issuer, except that up to twenty-five percent (25%) of the value of the Fund's assets (which twenty-five percent (25%) shall not include securities issued by another investment company) may be invested without regard to this five percent (5%) limitation;

2. Purchase the securities of any issuer (other than obligations of or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than ten percent (10%) of any class of securities of such issuer will be held by the Fund;

3. With respect to one hundred percent (100%) of the value of its total assets, purchase more than ten percent (10%) of the outstanding voting securities of any one issuer (other than U.S. Government securities);

4. Purchase securities, if as a result, twenty-five percent (25%) or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in any one industry. Securities of foreign banks and foreign branches of U.S. banks are considered to be one industry. This limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to certificates of deposit or bankers' acceptances issued by domestic banks;

5. Purchase securities on margin, except for short-term credits necessary for the clearance of transactions;

6. Make short sales of securities (sales of securities not presently owned);

7. Make loans, except through the purchase of a portion or all of an issue of debt securities in accordance with the Fund's investment objective, policies and restrictions or through investments in qualified repurchase agreements;

8. Borrow money, except from a bank or SAFECO Corporation or its affiliates at an interest rate not greater than that available to the Fund from commercial banks, for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding twenty percent (20%) of the value of the Fund's total assets (including borrowings) less liabilities (other than borrowings) immediately after such borrowing;

9. Underwrite any issue of securities, except to the extent that the purchase of permitted investments directly from the issuer in accordance with the Fund's investment objective, policies and restrictions and the subsequent disposition thereof may be deemed to be underwriting or the later disposition of restricted securities acquired within the limits imposed on the acquisition of such securities may be deemed to be an underwriting;

10. Purchase or sell real estate or real estate limited partnerships (unless acquired as a result of the ownership of securities or instruments) but this shall not prevent the Fund from investing in permitted investments secured by real estate or interests therein or in real estate investment trusts;

11.     Purchase or sell commodities, commodity contracts or futures contracts;

12. Participate on a joint or joint-and-several basis in any trading account in securities, except that the Fund may join with other transactions executed by the investment adviser or the investment adviser's parent company and any subsidiary thereof, for the purpose of seeking better net results on portfolio transactions or lower brokerage commission rates; or

13.     Issue or sell any senior  security,  except as permitted  under the 1940
        Act.

Non-Fundamental Investment Policies

In addition to the policies described in the Prospectus, the Managed Bond Fund has adopted the following non-fundamental policies which may be changed without shareholder approval:

1.      The Fund will not issue long-term debt securities.

2. The Fund will not invest in any security for the purpose of acquiring or exercising control or management of the issuer.

3. The Fund will not invest in oil, gas or other mineral exploration or development programs or leases.

4. The Fund will not invest in or sell (write) puts, calls, straddles, spreads or any combinations thereof.

5. The Fund will not invest more than five percent (5%) of its total assets in securities of issuers (including predecessor companies of the issuer) having a record of less than three years continuous operation.

6. The Fund will not invest in securities with unlimited liability, i.e., securities the holder of which may be assessed for amounts in addition to the subscription or other price paid for the security.

7. The Fund will not invest more than ten percent (10%) of its total assets in qualified repurchase agreements and will not invest in qualified repurchase agreements maturing in more than seven (7) days.

8. The Fund will not purchase the securities of any other investment company, except by purchase in the open market where no commission or profit to a broker or dealer results from such purchase other than the customary broker's commissions, or except as part of a merger, consolidation or acquisition. The Fund shall not invest more than ten percent (10%) of its total assets in shares of other investment companies, invest more than five percent (5%) of its total assets in a single investment company nor purchase more than three percent (3%) of the outstanding voting securities of a single investment company.

9. The Fund will not purchase securities if borrowings equal to or greater than five percent (5%) of the Fund's total assets are outstanding.

10. The Fund will invest at least sixty-five percent (65%) of its total assets in fixed income obligations.

11. The Fund will invest at least fifty percent (50%) of its total assets in obligations of or guaranteed by the U.S. Government, its agencies and instrumentalities.

12. The Fund may invest up to fifty percent (50%) of its total assets in corporate debt securities or Eurodollar bonds.

13. The Fund may invest up to ten percent (10%) of its total assets in Yankee Sector debt obligations.

14. The Fund may purchase securities on a when-issued or delayed-delivery basis or may purchase or sell securities on a forward commitment basis.

15. The Fund may temporarily invest its cash in high quality commercial paper, certificates of deposit, shares of no-load, open-end money market funds (subject to the percentage limitations set forth in subparagraph 8 above), repurchase agreements (subject to the limitations set forth in subparagraph 7 above) or any other short-term instrument the Fund's investment adviser deems appropriate.

16. The Fund may hold cash as a temporary defensive measure when market conditions so warrant.

17. The Fund shall not engage primarily in trading for short-term profits, but it may from time to time make investments for short-term purposes when such action is believed to be desirable and consistent with sound investment policy. The Fund may dispose of securities whenever it deems advisable without regard to the length of time they have been held.

18. The Fund may invest up to five percent (5%) of its total assets in securities the interest on which, in the opinion of counsel for the issuer, is exempt from federal income tax.

WHILE THE FUND HAS THE AUTHORITY TO INVEST IN THE FOLLOWING TYPES OF SECURITIES, IT HAS NO PRESENT INTENTION TO DO SO IN THE COMING YEAR. BEFORE THE FUND PURCHASES ANY OF THESE SECURITIES, THE PROSPECTUS WILL BE AMENDED BY SUPPLEMENT TO IDENTIFY OR DESCRIBE THE SECURITY.

19. The Fund may invest up to five percent (5%) of its total assets in shares of real estate investment trusts.

20. The Fund may purchase securities subject to legal or contractual restrictions on resale or illiquid securities, if no more than fifteen percent (15%) of the Fund's total assets would be invested in such securities.

21. The Fund may purchase foreign securities, provided that such purchase, at the time thereof, would not cause more than ten percent (10%) of the total assets of the Fund (taken at market value) to be invested in foreign securities.

22. The Fund will not buy or sell foreign currency, except as may be necessary to invest the proceeds of the sale of any foreign securities held by the Fund in U.S. dollars.

INVESTMENT POLICIES OF THE TAX-EXEMPT FIXED INCOME FUNDS

Fundamental Investment Policies

The Washington Fund has adopted the following fundamental investment policies. The Washington Fund will not:

1. Purchase the securities of any issuer (except the U.S. Government, its agencies or instrumentalities) if as a result more than five percent (5%) of the value of the Fund's total assets would be invested in the securities of such issuer, except that up to twenty-five percent (25%) of the value of the Fund's total assets (which twenty-five percent (25%) shall not include securities issued by another investment company) may be invested without regard to this five percent (5%) limitation;

2. Underwrite any issue of securities, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer in accordance with the Fund's investment objective, policies and restrictions and the later disposition thereof may be deemed to be underwriting;

3. Purchase or sell real estate, unless acquired as a result of the ownership of securities or instruments, but this shall not prevent the Fund from investing in municipal obligations or other permitted investments secured by real estate or interests therein;

4. Borrow money, except from a bank or affiliates of SAFECO Corporation at an interest rate not greater than that available to the Fund from commercial banks, for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding twenty percent (20%) of its total assets (including borrowings) less liabilities (other than borrowings) immediately after such borrowing;

5. Make loans, except through the purchase of a portion or all of an issue of debt securities in accordance with the Fund's investment objective, policies and restrictions and through investments in qualified repurchase agreements;

6.      Purchase or sell commodities, commodity contracts or futures;

7. Purchase securities, if as a result, twenty-five percent (25%) or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in any one industry (governmental issuers of special or general tax-exempt securities are not considered part of any one industry);

8.      Issue or sell any senior  security,  except as permitted  under the 1940
        Act;

9. Permit twenty-five percent (25%) or more of the Fund's total assets to be invested in municipal obligations and other permitted investments, the interest on which is payable from revenues on similar types of projects. As a matter of operating policy, similar types of projects may include sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities; or air or water pollution control projects; or

10. During normal market conditions, invest less than eighty percent (80%) of the Fund's net assets in obligations the interest on which, in the opinion of counsel for the issuer of the obligation, is exempt from federal income tax.

The Municipal Bond and California Funds have adopted the following fundamental investment policies. The Funds will not:

1. Purchase the securities of any issuer (except the U.S. Government, its agencies or instrumentalities), if as a result more than five percent (5%) of the value of a Fund's total assets would be invested in the securities of such issuer, except that up to twenty-five percent (25%) of the value of a Fund's assets (which twenty-five percent (25%) shall not include securities issued by another investment company) may be invested without regard to this five percent (5%) limitation;

2. Underwrite any issue of securities, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer in accordance with a Fund's investment objective, policies and restrictions and the subsequent disposition thereof may be deemed to be underwriting;

3. Purchase or sell real estate or real estate limited partnerships, but this shall not prevent a Fund from investing in municipal obligations or other permitted investments secured by real estate or interests therein;

4. Purchase or retain for a Fund's portfolio the securities of any issuer if, to the Fund's knowledge, the officers or directors of the Fund, or its investment adviser, who individually own more than one-half (1/2) of one percent (1%) of the outstanding securities of such an issuer, together own more than five percent (5%) of such outstanding securities;

5. Participate on a joint or a joint-and-several basis in any trading account in securities, except that a Fund may, for the purpose of seeking better net results on portfolio transactions or lower brokerage commission rates, join with other transactions executed by the investment adviser or the investment adviser's parent company and any subsidiary thereof;

6. Purchase from, or sell portfolio securities to, any officer or director, the Fund's investment adviser, principal underwriter or any affiliates or subsidiaries thereof;

7. Borrow money, except from a bank or affiliates of SAFECO Corporation at an interest rate not greater than that available to a Fund from commercial banks, for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding twenty percent (20%) of its total assets (including borrowings) less liabilities (other than borrowings) immediately after such borrowing;

8. Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph 7 above, a Fund may pledge securities having a market value at the time of pledge not exceeding ten percent (10%) of the cost of a Fund's total assets;

9. Make loans, except through the purchase of a portion or all of an issue of debt securities in accordance with a Fund's investment objective, policies and restrictions and through investments in qualified repurchase agreements (provided, however, that a Fund will not invest more than ten percent (10%) of its total assets in qualified repurchase agreements maturing in more than seven (7) days);

10. Purchase or sell commodities, commodity contracts or futures or invest in oil, gas or other mineral exploration or development programs or leases;

11. Make short sales of securities or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, or purchase or sell any put or call options or combinations thereof;

12. Knowingly purchase or otherwise acquire any securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market;

13. Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if as a result, more than twenty-five percent (25%) of a Fund's total assets would be invested in one industry (governmental issuers of special or general tax-exempt securities are not considered part of any one industry);

14. Purchase an industrial development bond, if as a result of such purchase, more than five percent (5%) of a Fund's total assets would be invested in industrial revenue bonds where the payment of principal and interest is the responsibility of a company with less than three years' operating history;

15. Issue or sell any senior security, except that this restriction shall not be construed to prohibit a Fund from borrowing funds (i) on a temporary basis as permitted by Section 18(g) of the 1940 Act, or (ii) from any bank provided, that immediately after such borrowing, there is an "asset coverage" of at least three hundred percent (300%) for all such borrowings and provided, further, that in the event that such "asset coverage" shall at any time fall below three hundred percent (300%), the Fund shall, within three (3) days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least three hundred percent (300%) (for purposes of this restriction, the terms
        "senior security" and "asset coverage" shall be understood to have the meanings assigned to those terms in Section 18 of the 1940 Act);

16. Permit more than twenty percent (20%) of a Fund's net assets to be invested, during normal market conditions, in securities the interest on which is not, in its investment adviser's opinion, exempt from federal income tax, as long as the Fund has its investment objective to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital. As a matter of operating policy, the Funds' investment adviser may base its opinion on the opinion of counsel for the issuer of the security;

17. Permit twenty-five percent (25%) or more of a Fund's total assets to be invested in municipal obligations and other permitted investments, the interest on which is payable from revenues on similar types of projects such as sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities or air or water pollution control projects;

18. Municipal Bond Fund Only: Permit twenty-five percent (25%) or more of the Fund's total assets to be invested in securities whose issuers are located in the same state; or

19. During normal market conditions, invest less than eighty percent (80%) of a Fund's net assets in obligations the interest on which, in the opinion of counsel for the issuer, is exempt from federal income tax (and, in the case of the California Fund, also from California state personal income tax).

Non-Fundamental Investment Policies

In addition to the policies described in the Prospectus, the Washington, Municipal Bond and California Funds have adopted the following non-fundamental policies which may be changed without shareholder approval:

1. Each Fund may invest in any of the following types of short-term, tax-exempt obligations: municipal notes of issuers rated, at the time of purchase, within one of the three highest grades assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies ("S&P") or Fitch Investors Services, Inc. ("Fitch"); unrated municipal notes offered by issuers having outstanding municipal bonds rated within one of the three highest grades assigned by Moody's, S&P or Fitch; notes issued by or on behalf of municipal issuers which are guaranteed by the U.S. Government;
        tax-exempt commercial paper assigned one of the two highest grades by Moody's, S&P or Fitch; certificates of deposit issued by banks with assets of $1,000,000,000 or more and municipal obligations which have a maturity of one year or less from the date of purchase. The Funds do not currently intend to rely on Fitch Ratings.

2. Each Fund may invest in obligations of the U.S. Government, its agencies or instrumentalities or in qualified repurchase agreements, the net interest on which is taxable.

3.      Each Fund may invest in  municipal  notes  including  tax  anticipation,
        revenue   anticipation  and  bond  anticipation   notes  and  tax-exempt
        commercial paper.

4. Each Fund may invest in repurchase agreements for a period longer than seven days.

5. Each Fund may permit twenty-five percent (25%) or more of its assets to be invested in industrial development bonds.

6. Each Fund may purchase or sell securities on a "when-issued" or "delayed-delivery" basis.

In addition, the Washington Fund has adopted the following non-fundamental policies. The Washington Fund:

1.      May not make short sales of securities.

2.      May not  purchase  securities  on margin,  except that a Fund may obtain
        such   short-term   credits  as  are  necessary  for  the  clearance  of
        transactions.

3. May not purchase or sell any put or call options or combinations thereof.

4. May not purchase any security, if as a result, more than fifteen percent (15%) of its net assets would be invested in illiquid securities.

5. May not invest in oil, gas or other mineral exploration or development programs or leases.

6.      May not invest in real estate limited partnerships.

7. Will not purchase securities if borrowings equal to or greater than five percent (5%) of its total assets are outstanding.

INVESTMENT POLICIES OF THE MONEY MARKET FUND

Fundamental Investment Policies

The Money Market Fund has adopted the following fundamental policies. The Money Market Fund will not:

1. Purchase securities of any issuer, other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, if, as a result, more than five percent (5%) of the value of the Fund's assets would be invested in securities of such issuer;

2. Purchase more than ten percent (10%) of any class of securities of any issuer. All issues of debt securities of any issuer are considered as one class;

3. Concentrate more than twenty-five percent (25%) of the value of its total assets in any one industry including securities issued by foreign banks and foreign branches of U.S. banks; provided, however, that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to certificates of deposit or bankers' acceptances issued by domestic banks;

4. Invest more than five percent (5%) of the Fund's total assets in securities of issuers that with their predecessors have a record of less than three years' continuous operation; 5. Invest more than five percent (5%) of the Fund's total assets in securities restricted as to disposition under the federal securities laws;

6. Invest more than ten percent (10%) of the Fund's total assets in time deposits, repurchase agreements maturing in more than seven days and other non-negotiable instruments;

7. Enter into repurchase agreements if, as a result thereof, more than ten percent (10%) of the Fund's total assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days;

8.      Make  loans  to  others,   except   through  the  purchase  of  publicly
        distributed debt obligations or repurchase agreements;

9. Borrow money, except from a bank or affiliates of SAFECO Corporation at an interest rate not greater than that available to the Fund from commercial banks, for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding twenty percent (20%) of its total assets (including borrowings) less liabilities (other than borrowings) immediately after such borrowing. The Fund will not purchase securities if borrowings in excess of five percent (5%) of the Fund's total assets are outstanding;

10. Make short sales of securities or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, or purchase or sell any put or call options or combinations thereof;

11. Pledge, mortgage or hypothecate, or in any other manner transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings mentioned in paragraph 9 above, and then such pledging, mortgaging or hypothecating may not exceed fifteen percent (15%) of the Fund's total assets, taken at cost; provided, however, that as a matter of operating policy the Fund will limit any such pledging, mortgaging or hypothecating to ten percent (10%) of its net assets, taken at market, in order to comply with certain state investment restrictions;

12. Purchase or retain securities of any issuer if any of the officers or directors of the Fund or its investment adviser owns beneficially more than one-half (1/2) of one percent (1%) of the securities of such issuer and together own more than five percent (5%) of the securities of such issuer;

13. Invest in commodities or commodity futures contracts or in real estate, although the Fund may invest in securities which are secured by real estate and securities of issuers that invest or deal in real estate;

14. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in securities of issuers that invest in or sponsor such programs;

15.     Purchase securities of other investment companies;

16. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities; or

17. Issue or sell any senior security, except that this restriction shall not be construed to prohibit the Fund from borrowing funds (i) on a temporary basis as permitted by Section 18(g) of the 1940 Act, or (ii) from any bank provided, that immediately after such borrowing, there is an asset coverage of at least three hundred percent (300%) for all such borrowings and provided, further, that in the event that such asset coverage shall at any time fall below three hundred percent (300%), the Fund shall, within three (3) days thereafter (not including Sundays and holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least three hundred percent (300%) (for purposes of this restriction, the terms "senior security" and "asset coverage" shall be understood to have the meaning assigned to those terms in Section 18 of the 1940 Act).

Non-Fundamental Investment Policies

In addition to the policies described in the Prospectus, the Money Market Fund has adopted the following non-fundamental policies which may be changed without shareholder approval:

1. The Fund will not invest in securities with unlimited liability; i.e., securities the holder of which may be assessed for amounts in addition to the subscription or other price paid for the security.

2. The Fund will not buy or sell foreign currency, except as may be necessary to convert the proceeds of the sale of foreign securities in the Fund's portfolio into U.S. dollars.

3. The Fund may invest up to five percent (5%) of its total assets in restricted securities eligible for resale under Rule 144A ("Rule 144A securities") or Section 4(2) of the Securities Act of 1933 ("Section 4(2) securities"), provided that SAFECO Asset Management Company ("SAM"), the Fund's investment adviser, has determined that such securities are liquid under guidelines adopted by the Money Market Trust's Board of Trustees.

ADDITIONAL INVESTMENT INFORMATION

Taxable Bond Funds

The Taxable Bond Funds may make the following investments, among others, although the Funds may not buy all of the types of securities that are described.


1. Restricted Securities and Rule 144A Securities. Restricted securities are securities that may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act or, if they are unregistered, pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the Securities and Exchange Commission ("SEC") has adopted Rule 144A under the 1933 Act, which is designed to further facilitate efficient trading among institutional investors by permitting the sale of Rule 144A securities to qualified institutional buyers without registration under the 1933 Act. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. SAM, acting under guidelines established by the Taxable Bond Trust's Board of Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid.


        Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. To the extent privately placed securities are illiquid, purchases thereof will be subject to any limitations on investments in illiquid securities. Restricted securities for which no market exists are priced at fair value as determined in accordance with procedures approved and periodically reviewed by the Taxable Bond Trust's Board of Trustees.


2. Repurchase Agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. A Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by SAM to present minimum credit risks in accordance with guidelines established by the Taxable Bond Trust's Board of Trustees. SAM will review and monitor the creditworthiness of those institutions under the general supervision of the Board of Trustees.


3. When-Issued or Delayed-Delivery Securities. Under this procedure, a Fund agrees to acquire securities (whose terms and conditions, including price, have been fixed by the issuer) that are to be issued and delivered against payment in the future. Delivery of securities so sold normally takes place 30 to 45 days (settlement date) after the date of the commitment. No interest is earned by a Fund prior to the settlement date. The value of securities sold on a when-issued or delayed-delivery basis may fluctuate before the settlement date and a Fund bears the risk of such fluctuation from the date of purchase. A Fund may dispose of its interest in those securities before delivery.

        A Fund will commit to purchase such securities only with the intent of actually acquiring the securities when issued. Assets which are short-term, high-quality obligations will be earmarked in anticipation of making payments for securities purchased on a when-issued basis.


4. Yankee Debt Securities and Eurodollar Bonds. Yankee debt securities are securities issued in the U.S. by foreign issuers. These bonds involve investment risks that are different from those of domestic issuers. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government, establishment of controls by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to a Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and finally, difficulty in enforcing claims against foreign issuers in the event of default.

        SAM will make every effort to analyze potential investments in foreign issuers on the same basis as the rating services analyze domestic issuers. Because public information is not always comparable to that available on domestic issuers, this may not be possible. Therefore, while SAM will make every effort to select investment in foreign securities on the same basis relative to quality and risk as its investments in domestic securities, that may not always be possible.

        Eurodollar bonds are denominated in U.S. dollars. A Fund will purchase Eurodollar bonds through U.S. securities dealers and hold such bonds in the U.S. The delivery of Eurodollar bonds to a Fund's custodian in the U.S. may cause slight delays in settlement which are not anticipated to affect any Fund in any material, adverse manner. Eurodollar bonds issued by foreign issuers are subject to the same risks as Yankee sector bonds.

5. Municipal Securities. Municipal securities include obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, instrumentalities or authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax. Generally, when market interest rates rise, the price of municipal securities will fall, and when market interest rates fall, the price of these securities will rise. There is also a risk that the issuer of a municipal security will fail to make timely payments of principal and interest to the Fund.

6. Illiquid Securities. Illiquid securities are securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which they are valued. Due to the absence of an active trading market, a Fund may experience difficulty in valuing or disposing of illiquid securities. SAM determines the liquidity of the securities under guidelines adopted by the Taxable Bond Trust's Board of Trustees.

Managed Bond Fund

The Managed Bond Fund may make the following investments, among others, although it may not buy all of the types of securities that are described.

1. Repurchase Agreements. See the description of such securities under "Additional Investment Information--Taxable Bond Funds" beginning on page 17.


2. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information--Taxable Bond Funds" beginning on page 17.


3. Yankee Debt Securities and Eurodollar Bonds. See the description of such securities under "Additional Investment Information--Taxable Bond Funds" on page 17.


4. Municipal Securities. See the description of such securities under "Additional Investment Information--Taxable Bond Funds" beginning on page 17.

5. Asset-backed Securities. Asset-backed securities represent interests in, or are secured by and payable from, pools of assets such as consumer loans, automobile receivable securities, credit card receivable securities, and installment loan contracts. The assets underlying the securities are securitized through the use of trusts and special purpose corporations. These securities may be supported by credit enhancements such as letters of credit. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. Repossessed collateral may be unavailable or inadequate to support payments on defaulted asset-backed securities. In addition, asset-backed securities are subject to prepayment risks which may reduce the overall return of the investment.

        Automobile receivable securities represent undivided fractional interests in a trust whose assets consist of a pool of automobile retail installment sales contracts and security interests in vehicles securing the contracts. Payments of principal and interest on the certificates issued by the automobile receivable trust are passed through periodically to certificate holders and are generally guaranteed up to specified amounts by a letter of credit issued by a financial institution. Certificate holders may experience delays in payments or losses if the full amounts due on the underlying installment sales contracts are not realized by the trust because of factors such as unanticipated legal or administrative costs of enforcing the contracts, or depreciation, damage or loss of the vehicles securing the contracts.

        Credit card receivable securities are backed by receivables from revolving credit card accounts. Certificates issued by credit card receivable trusts generally are pass-through securities. Competitive and general economic factors and an accelerated cardholder payment rate can adversely affect the rate at which new receivables are credited to an account, potentially shortening the expected weighted average life of the credit card receivable security and reducing its yield. Credit card accounts are unsecured obligations of the cardholder.

6. Zero Coupon Bonds. Zero coupon bonds do not make interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, the Managed Bond Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

         The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities.

Tax-Exempt Fixed Income Funds

The Tax-Exempt Fixed Income Funds may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. Repurchase Agreements. See the description of such securities under "Additional Investment Information--Taxable Bond Funds" beginning on page 17.


2. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information--Taxable Bond Funds" beginning on page 17.


3. Illiquid Securities. See the description of such securities under "Additional Investment Information--Taxable Bond Funds" beginning on page 17.

Money Market Fund

The Money Market Fund may make the following investments, among others, although it may not buy all of the types of securities that are described.

1. Quality and Maturity. Pursuant to procedures adopted by the Money Market Trust's Board of Trustees, the Fund may purchase only high-quality securities that SAM believes present minimal credit risks. To be considered high quality, a security must be rated, or the issuer must have received a rating for a comparable short-term security, in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by SAM.

        High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., A-1 by S&P) and second tier securities are those deemed to be in the second highest rating category (e.g., A-2 by S&P).

        The Fund may not invest more than five percent (5%) of its total assets in second tier securities. In addition, the Fund may not invest more than one percent (1%) of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

        The Fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the Fund may look to an interest rate reset or demand feature.

        A security is considered to be rated if either the security itself is assigned a rating or the issuer is assigned a rating for comparable short-term debt obligations. Alternatively, a security (whether or not rated) with an unconditional demand feature (as defined in Rule 2a-7 under the 1940 Act) may be considered to be rated if the demand feature or its issuer has been assigned a rating. See "Description of Ratings" beginning on page 63 for further explanation of rating categories.


2. Restricted Securities and Rule 144A Securities. See the description of such securities under "Additional Investment Information--Taxable Bond Funds" beginning on page 17.

3. Variable and Floating Rate Instruments. Certain municipal obligations may carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals so as to cause the instruments' market value to approximate their par value. Floating rate instruments bear interest at rates which vary automatically with changes in specified market rates or indices, such as the bank prime rate. The Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affect the ability of the issuer to pay the instrument at par value.

4. Term Put Bonds. Term put bonds are variable rate obligations which have a maturity in excess of one year with the option to put back (sell back) the bonds on a specified put date. On the put date, the interest rate of the bond is reset according to current market conditions and accrues at the reset rate until the next put date. The Fund may also hold mandatory put bonds. Mandatory put bonds require the holder to take certain action to retain the bonds. Put bonds are generally credit-enhanced by collateral, guaranteed investment contracts, surety bonds, a letter of credit or insurance which guarantees the payment of principal and interest.

5. Illiquid Securities. See the description of such securities under "Additional Investment Information--Taxable Bond Funds" beginning on page 17.

6. Foreign Issuers. Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers.

7. Securities Issued by Banks and Other Issuers. Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks and foreign branches of foreign banks. The Fund may also invest in U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies and mortgage bankers, as well as banks.

        The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

        Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.

INVESTMENT RISKS OF CONCENTRATION IN CALIFORNIA AND WASHINGTON ISSUERS

CALIFORNIA FUND

The following is a condensed and general description of the judicial, legislative and electoral proceedings affecting the taxing ability and fiscal condition of the State of California and its various political subdivisions which have occurred since June 1978. All of these proceedings affect the continuing ability of California political subdivisions to meet their debt service obligations. Since during normal market conditions the Fund plans to invest at least 80% of its net assets in bonds issued by California and its political subdivisions, the investment risk of such concentration should be carefully considered. The description below summarizes discussions contained in official statements relating to various types of bonds issued by the State of California and its political subdivisions. A more detailed description can be found in such official statements. The California Fund has not independently verified any of the information presented in this section.

The taxing powers of California public agencies are limited by Article XIII A of the State Constitution, added by an initiative amendment approved by voters on June 6, 1978, and commonly known as Proposition 13. Article XIII A limits the maximum ad valorem tax on real property to one percent of "full cash value" which is defined as "the County Assessor's valuation of real property as shown on the fiscal year 1975-76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed two percent per year, or reduction in the consumer price index or comparable local data, or declining property value caused by damage, destruction, or other factors.

The tax rate limitation referred to above does not apply to ad valorem taxes to pay the interest and redemption charges on any indebtedness approved by the voters before July 1, 1978 or any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Article XIII A also requires a two-thirds vote of the electors prior to the imposition of any special taxes and totally precludes the imposition of any new ad valorem taxes on real property or sales or transaction taxes on the sales of real property. The validity of Article XIII A has been upheld by both the California Supreme Court and the United States Supreme Court.

Legislation adopted in 1979 exempts business inventories from taxation. However, the same legislation provides a formula for reimbursement by California to cities and counties, special districts and school districts for the amount of tax revenues lost by reason of such exemption or adjusted for changes in the population and the cost of living. Legislation adopted in 1980 provides for state reimbursements to redevelopment agencies to replace revenues lost due to the exemption of business inventories from taxation. Such legislation provides for restoration of business inventory tax revenues through the annual addition of artificial assessed value, not actually existing in a project area, to the tax rolls of redevelopment projects. These reimbursements are adjusted for changes in the population and the cost of living. All such reimbursements are subject to change or repeal by the Legislature, and they have been changed since 1980. Furthermore, current law generally prohibits the pledging of such reimbursement revenues to secure redevelopment agency bonds.

Redevelopment agencies in California have no power to levy and collect taxes; hence, any decrease in property taxes or limitations in the amounts by which property taxes may increase adversely affects such agencies, which lack the inherent power to correct for such decreases or limitations.

State and local government agencies in California and the State itself are subject to annual "appropriation limits" imposed by Article XIII B, an initiative constitutional amendment approved by the voters on November 6, 1979, which prohibits government agencies and the State from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes", which consist of tax revenues, certain State subventions and certain other funds, including proceeds from regulatory licenses, user revenues, certain State subventions and certain other funds to the extent that such proceeds exceed "the cost reasonably born by such entity in providing the regulation, product, or service." No limit is imposed on appropriation of funds which are not "proceeds of taxes", on debt service or indebtedness existing or authorized by January 1, 1979, or subsequently authorized by the voters, or appropriations required to comply with mandates of courts or the federal government, or user charges or fees that do not exceed the cost of the service provided, nor on certain other non-tax funds.

By statute (which has been upheld by the California Court of Appeals), tax revenues allocated to redevelopment agencies are not "proceeds of taxes" within the meaning of Article XIII B, and the expenditure of such revenues is therefore not subject to the limitations under Article XIII B.

The imposition of taxes by local agencies is further limited by the provisions of an initiative statute ("Proposition 62") approved by the voters on November 4, 1986. The statute (i) requires that any tax for general governmental purposes imposed by local government entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as a tax levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIII A, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governmental entities and (vi) requires that any tax imposed by a local governmental entity on or after May 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988.

Subsequent decisions of California Courts of Appeal held that all or portions of the provisions of Proposition 62, including those requiring the submission of general fund tax measures to the electorate, are unconstitutional. However, on September 28, 1995, in the case of Santa Clara County Local Transportation Authority v. Guardino, the California Supreme Court upheld the constitutionality of Proposition 62. As a result, the annual revenues of any local government or district as shown in the general fund budget must be reduced in any year to the extent that they rely on the proceeds of any general tax which has not been approved by majority vote of the electorate. Senate Bill No. 1590 has been introduced in the California Legislature in an effort to clarify whether the general tax voter approval requirement is applicable to any tax that was imposed or increased by an ordinance or resolution adopted prior to December 14, 1995. If adopted, Senate Bill No. 1590 will apply the Guardino decision prospectively only.

An initiative petition called the "Right to Vote on Taxes Act" is expected to qualify for the November 5, 1996 general election ballot. If this measure receives the requisite number of signatures for inclusion on the ballot and if it is approved by majority vote of the electorate, it will add Articles XIII C and XIII D to the State Constitution. The measure requires that general tax increases by all local government entities be approved by not less than a majority vote and that taxes for special purposes be approved by a two-thirds vote; provides that existing language in the California Constitution shall not be construed to limit the initiative power with respect to reducing or repealing any local tax, assessment, fee or charge; prescribes procedures applicable to all assessments and requires that all assessments be approved by property owners; prohibits property related fees and charges from exceeding costs of the service being provided; imposes procedural requirements, including notice and public hearing, prior to imposition of new or increased fees or charges on property; and requires that, except for fees for sewer, water and refuse collection, fees be approved by a majority vote of the fee payers.

Generally, revenues derived from most utility property assessed by the State Board of Equalization are allocated as follows: (i) each jurisdiction, including redevelopment project areas, receives up to 102 percent of its prior year State-assessed revenue; and (ii) if countrywide revenues generated from such utility property are less than the previous year's revenue or greater than 102 percent of the previous year's revenues, each jurisdiction shares the burden of the shortfall or benefit from the excess revenues by a specified formula. This provision applies to all utility property except railroads whose valuation will continue to be allocated to individual tax rate areas. In a 1991 Superior Court ruling, the valuation method used by the State Board to value unitary utility property was declared illegal and a new method was imposed, resulting in significantly lower values and therefore significantly reduced property tax revenues. One of the effects of the decision was to entitle the principal utility plaintiff to a refund of $9 million. As a result of this case, the State Board along with certain counties signed a settlement agreement with several affected utilities providing for an orderly 10.5% phase-down of tax assessments over fiscal years 1992-93, 1993-94 and 1994-95.

Lease-based financing, typically marketed in the form of certificates of participation, has been extremely popular in California, since the courts have long held that properly structured long-term leases do not create "indebtedness" for purposes of constitutional and statutory debt limitations. The obligation to pay rent thereunder is nevertheless enforceable, on an annual basis, so long as the leased property is available for use and occupancy by the government lessee. The risk of rent abatement (because of construction delays, damage to structures and the like) is usually mitigated by funded reserves, casualty insurance and rental interruption insurance.

Given the turbulent history of California electoral, judicial and legal proceedings affecting taxation since 1978, it is impossible to predict what proceedings might occur in the future that would affect the ability of California and its political subdivisions to service their outstanding indebtedness. In addition, there are both nuclear and non-nuclear electric power authorities in California that are financed in whole or in part by so-called "take or pay" or "hell or high water" contracts. Court decisions outside of the State of California have called into question the enforceability of such contracts.

The State of California recently issued general obligation bonds in March, 1996. The related Official Statement for that bond issue disclosed that the recent recession has seriously affected State tax revenues, has caused increased expenditures for health and welfare programs, and has caused a structural imbalance in the State's budget, with the largest programs supported by the General Fund -- K-12 schools and community colleges, health and welfare, and corrections -- growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State has experienced recurring budget deficits and has had to use a series of external borrowings to meet its cash needs.

The Governor's budget proposal for 1996-97 released January 10, 1996, projects General Fund revenues and transfers in the 1995-96 fiscal year of $45 billion (an increase of approximately $900 million over the projection contained in the original 1995-96 Budget Act) and expenditures of $44.2 billion (an increase of approximately $800 million over the amount shown in the original 1995-96 Budget
Act). The Governor's Budget for 1996-97 estimates General Fund revenues and transfers of about $45.6 billion, which would leave a balance of approximately $400 million in the budget reserve, the Special Fund for Economic Uncertainties, at June 30, 1997.

As a result of the deterioration in the State's budget and cash situation in fiscal years 1991-92 and 1992-93, rating agencies reduced the State's credit ratings. Between November 1991 and October 1992 the rating on the State's general obligation bonds was reduced by Standard & Poor's Ratings Group from "AAA" to "A+" and by Moody's Investors Service from "Aaa" to "Aa" and by Fitch Investors Service, Inc. from "AAA" to "AA." On July 15, 1994, based on the State's inability to eliminate its accumulated deficit, the same three rating agencies further lowered their ratings on the State's general obligation bonds to "A," "A1" and "A", respectively. More recently, however, Fitch Investors Service, Inc. raised its rating from "A" to "A+". It is not possible to predict the future course of the State's credit ratings.

On December 6, 1994, Orange County, California, together with its pooled investment funds, filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the funds had suffered significant market losses in their investments, causing a liquidity crisis for the funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the funds. As of mid-January, 1995, the County estimated the funds' loss at about $1.69 billion, or 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the funds, including the County, faced interim or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. Orange County has embarked on a fiscal recovery plan based on sharp reductions in services and personnel, and rescheduling of outstanding short-term debt using certain new revenues transferred to Orange County from other local governments pursuant to special legislation approved by the bankruptcy judge on May 15, 1996. The State has no existing obligation with respect to any outstanding obligations or securities of Orange County or any of the other participating entities.

The Fund will attempt to achieve geographic diversification by investing in obligations of issuers that are located in different areas within California as well as obligations of the State of California itself. In addition, the Fund will not invest more than 15% of its total assets in tax allocation bonds issued by California redevelopment agencies. These are operating policies of the Fund and may be changed without the approval of the Fund's shareholders.

WASHINGTON FUND

Washington State

A discussion of certain economic, financial and legal matters regarding the State of Washington follows. During normal market conditions, the Washington Fund will generally invest at least 80% of its net assets in bonds issued by Washington and its political subdivisions, municipalities, agencies, instrumentalities or public authorities. Therefore, the investment risk of such concentration should be carefully considered. The information in the discussion is drawn primarily from official statements relating to securities offerings of the State which are dated prior to the date of this Statement of Additional Information. This information may be relevant in evaluating the economic and financial position of the State, but is not intended to provide all relevant data necessary for a complete evaluation of the State's economic and financial position. Discussions regarding the financial health of the State government may not be relevant to municipal obligations issued by a political subdivision of the State. Furthermore, general economic conditions discussed may or may not affect issuers of the obligations of the State. The Washington Fund has not independently verified any of the information presented in this section.

General Information

According to the U.S. Census Bureau's 1990 Census, Washington State's population is ranked 18th of the 50 states. During the ten-year time period from 1980-1990, the State's population increased at an average annual rate of 1.8%, while the U.S. population grew at an average annual rate of 1.1%. The State's population increased at an average annual rate of approximately 2.5% 1990 to 1993, and at an average annual rate of approximately 1.8% from 1993 to 1995.

The State's largest city, Seattle, is part of an international trade, manufacturing, high technology and business service corridor which extends along Puget Sound from Everett to Tacoma. The State's Pacific Coast-Puget Sound region includes 75% of its population, the major portion of its industrial activity and the major part of the forests important to its timber and paper industries. The remainder of the State has agricultural areas primarily devoted to grain, fruit orchard and dairy operations.

The State's economy has recently diversified with employment in the trade and service sectors representing an increasing portion of total employment relative to the manufacturing sector. The rate of economic growth as measured by employment in the State was 2.0% in 1992, 1.3% in 1993, 2.3% in 1994 and 2.1% in 1995.

The State operates on a July 1 to June 30 fiscal year and on a biennial budget basis. Fiscal controls are exercised during the biennium through an allotment process which requires each agency to submit a monthly expenditure plan. The plan must be approved by the Office of Financial Management, which is the Governor's budget agency. It provides the authority for agencies to spend funds within statutory maximums specified in a legislatively adopted budget. State law requires a balanced biennial budget. Whenever it appears that disbursements will exceed the aggregate of estimated receipts plus beginning cash surplus, the Governor is required to reduce allotments, thereby reducing expenditures of appropriated funds.

As interpreted by the State Supreme Court, Washington's Constitution prohibits the imposition of net income taxes.

The State's tax revenues are primarily comprised of excise and ad valorem taxes. By constitutional provision, the aggregate of all regular (unvoted) tax levies on real and personal property by state and local taxing districts cannot exceed 1% of the true and fair value of the property. Excess levies are subject to voter approval. For the fiscal year ending June 30, 1995, approximately 78.5% of the State's tax revenues came from general and selective sales and gross receipts taxes, of which the retail sales tax and its companion use tax represented 46% of total collections. Business and occupation tax collections represented about 16.6% and the motor vehicle fuel tax represented approximately 7.0% of total State taxes for the year. Ad valorem taxes represented 10.8% of State revenues for the fiscal year 1995.

Expenditures of State revenues are made in accordance with constitutional and statutory mandates.

State Expenditure Limitations

Initiative 601, which passed by the voters in November 1993, limits increases in General Fund-State government expenditures to the average rate of population and inflation growth, and sets forth a series of guidelines for limiting tax and expenditure increases and stabilizing long range budget planning.

Provisions of Initiative 601 establish a procedure for computing a fiscal year growth factor based on a lagged, three-year average of population and inflation growth. This growth factor is used to determine a state spending limit for programs and expenditures supported by the State General Fund. The growth factor is 5.13% for fiscal year 1996 and 4.47% for fiscal year 1997. The initiative creates two new reserve funds (the Emergency Reserve Fund and the Education Construction Fund) for depositing revenues in excess of the spending limit and abolishes the current Budget Stabilization Account. Ending balances in the Budget Stabilization Account were transferred to the State General Fund ($100 million) and the Pension Reserve Account ($25 million). The initiative also places restrictions on the addition or transfer of functions to local government unless there is reimbursement by the State.

The Initiative's requirement for voter approval for new tax measures has expired. Effective July 1, 1995, taxes can be enacted with a two-thirds majority of both houses of the State Legislature if resulting General Fund-State expenditures do not exceed the spending limit. Voter approval is still required to exceed the spending limit. Thus far, the Initiative has not had a restrictive impact on the State's budget. However, the State expects its expenditures to be constrained by the Initiative beginning in the 1997-99 Biennium.

The State Constitution and enabling statutes authorize the incurrence of State general obligation debt to the payment of which the State's full faith and credit and taxing power are pledged. With certain exceptions, the amount of State general obligation debt which may be incurred is limited by constitutional and statutory restrictions. These limitations are imposed by prohibiting the issuance of new debt if the new debt would cause the maximum annual debt service on all thereafter outstanding general obligation debt to exceed a specified percentage of the arithmetic mean of general State revenues for the preceding three years. These limitations apply to the incurrence of new debt and are not limitations on the amount of debt service which may be paid by the State in future years.

The State Legislature is obligated to appropriate money for State debt service requirements. Generally, on or before June 30 of each year, the State Finance Committee certifies to the State Treasurer the amount required for payment of bond interest and principal for the coming year. Some general obligation bond statutes provide that the General Fund will be reimbursed from discrete revenues which are not considered general State revenues. Other bonds are limited obligation bonds not payable from the General Fund. For the 1995-97 Biennium, General Fund-State revenues are projected to be $17.395 billion, an increase of 4.5% over the 1993-95 Biennium, plus a carry-forward of $559 million. The revenue outlook for the 1995-97 Biennium is stable and the General Fund is projected to end the Biennium with a $341 million fund balance.

The State Legislature passed a 1993-95 Biennium Budget on May 6, 1993, and the Governor signed the budget bill on May 28, 1993. The 1993-95 Biennium Budget contained $650 million in general tax increases, $163 million in other revenues, $700 million in program and administrative reductions, and $622 million in fund shifts (such as to federal funding sources). The 1994 Supplemental Budget passed the State Legislature on March 14, 1994, and the Governor signed the Supplemental Budget bill on April 6, 1994. The 1994 Supplemental Budget included $48 million in tax cuts, an $11 million revenue increase from a variety of sources and $168 million in additional expenditures, many of which represented one time investments.

The 1995 Supplemental Budget passed the State Legislature on May 1, 1995 and was signed by Governor Lowry on May 9, 1995. The 1995 Supplemental Budget made adjustments to expenditure authority for State agencies for the last quarter of the Biennium. These budget adjustments reflected the most recent enrollment and caseload estimates and addressed significant unexpected expenses, including extraordinary costs of $47 million incurred in one of the worst forest fire years since 1970. The 1995 Legislature also appropriated $110 million from the General Fund to provide school construction funding in the K-12 system. Overall, the 1995 Supplemental Budget expenditure adjustments and other 1993-95 appropriation bills in the 1995 Legislative session increased expenditures by $114.5 million.

During the 1995 legislative session, Governor Lowry vetoed two bills that would have cut taxes: House Bill 1997, an ongoing property tax bill that would cost $92 million in the 1995-97 budget period and House bill 1023, which would roll back business and occupation taxes, along with several other taxes, by $176.3 million in the 1995-97 Biennium.

For most municipalities in the State, the fiscal year is the calendar year except that school districts have a September 1 - August 31 fiscal year. All municipalities must maintain balanced budgets. Depending on the type of municipality, local revenues are derived from ad valorem taxes, excise and gross receipts taxes, special assessments, fees, user charges and State and federal grants.

Municipalities incur debt by the issuance of general obligations or other borrowings which are payable from taxes, though other revenue sources may be used. Revenue obligations do not constitute debt under constitutional and statutory limitations as long as taxes are not pledged or used to pay debt service. Only non-tax revenue from the operation of a project or enterprise financed by the revenue obligations (and sometimes special assessments on property benefitted from the financed improvements) may be used to pay that debt service. Usually, revenue bonds are secured by a reserve funded in an amount based on a factor of debt service. Many municipalities may issue improvement district obligations payable only from special assessments on benefitted property, but some of those obligations also may be secured by a special guaranty fund.

Economic Overview

Over the past few years, the State's economic performance has remained relatively strong compared to the U.S. as a whole. After adjusting for inflation, growth in personal income in the State increased 3.7% in 1995 over the 1994 level.

The State's economic base includes manufacturing and service industries as well as agricultural and timber production. During 1990-1995, the State experienced growth in non-manufacturing industries and a decline in manufacturing industries. The rate of employment growth, which exceeded 4.5% during the mid-to-late 1980's, has declined since 1991 to an average rate of 1.4%. The 1996 employment growth rate is expected to be 1.46%.

Washington's economy consists of both export and local industries. Leading export industries are aerospace, forest products, agriculture and food processing. The aerospace, timber and food processing industries together employ approximately 9% of the State's non-farm workers. However, the non-manufacturing sector has played an increasingly significant role in contributing to the State's economy in recent years.

Below is a summary of key industry segments of the State's economy as well as of selected economic and employment data.

MANUFACTURING. The Boeing Company ("Boeing"), which is the Seattle Metropolitan Area's largest employer, has several facilities located throughout the area. Boeing is the world's leading manufacturer of commercial airliners and as of April 1996 employed approximately 74,000 people state-wide, primarily at several locations in the area. Boeing anticipates bringing total employment in the State to approximately 78,500 by the end of 1996. While the primary activity of Boeing is the manufacture of commercial aircraft, Boeing has played leading roles in the aerospace and military missile programs of the U.S. and has undertaken a broad program of diversification activities including Boeing Information and Support Services. In 1995, Boeing had $19.5 billion in sales and net earnings of $393 million, and a backlog of orders totaling $72.3 billion. Boeing currently anticipates 1996 sales to be in the $22 billion range.

Boeing recently completed two major expansion projects and is currently undertaking another. The company recently acquired a 212-acre site in Renton (King County), which is the site of the former Longacres Race Track. The site will be used as a location for the development of an office complex, the first building of which will be a 500,000 square-foot customer service training center. In Everett (Snohomish County), Boeing completed construction of a 5.6 million square-foot assembly plant for the new 777 jetliner. In 1993, Boeing completed a $400 million skin and spar plant and a composite manufacturing center on 500 acres in Puyallup (Pierce County).

A total of 206 commercial jet transports were delivered in 1995, compared with 270 for 1994. Defense and space sales of $5.6 billion were approximately 10% higher than in 1994. The 10-week strike by the International Association of Machinist and Aerospace Workers (IAM) resulted in the delay of approximately 30 commercial jet transport deliveries during the fourth quarter. During the first quarter of 1996, deliveries for all models were hampered by the strike. A total of 40 commercial jet transports were delivered, compared with 59 in the first quarter of 1995.

TECHNOLOGY-RELATED INDUSTRIES. The State ranks fourth among all states in the percentage of its work force employed by technology-related industries. It ranks third among the largest software development centers. The State is the home of approximately 1000 advanced technology firms of which approximately 50% are computer-related. Microsoft, headquartered in Redmond, Washington, is the largest microcomputer software company in the world. In addition, several biotechnical firms located in the State have attained international acclaim for their research and development.

TIMBER. Natural forests cover more than 40% of the State's land area and forest products rank second behind aerospace in terms of total production. The primary employer in the timber industry is The Weyerhaeuser Company. Productivity in the State's forest products industry increased steadily from 1980 to 1990. However, since 1991, recessionary influences have resulted in a production decline. A slight decline is anticipated for 1996 and for the next few years, due to federally-imposed limitations on the harvest of old-growth timber and the inability to maintain the previous record levels of production increases. Although a continued decline in employment is anticipated for 1996 in certain regions, the impact is not expected to affect materially the State's overall economic performance.

Agriculture and Food Processing. Agriculture and food processing is the State's most important industry by most measures. Growth in agricultural products was an integral factor in the State's economic growth in the late 1980s and early 1990s.

FINANCE, INSURANCE AND REAL ESTATE. Employment in finance, insurance and real estate is estimated to represent 5.2% of the State's wage and salary employment in 1995. Projections for 1996 show this segment holding steady at 5.2% of employment.

TRADE. International trade plays an important role in the State's employment base and one in six jobs is related to this area. During the past twenty years the State has consistently ranked number one or number two in international exports per capita. Seattle-Tacoma International Airport is the focus of the region's air traffic and trade. The State, particularly the Puget Sound Corridor, is a trade center for the Northwest and the State of Alaska. A system of public ports, the largest of which are the Ports of Seattle and Tacoma, handle waterborne trade primarily to and from the Far East. These two Ports each rank among the top 20 ports in the world based on volume of containerized cargo shipped. Approximately 70% of the cargo entering the Ports of Seattle and Tacoma has an ultimate destination outside the Pacific Northwest. Therefore, trade levels depend largely on national and world, rather than local, economic conditions.

Growth in retail sales in the State between 1990 and 1992 was higher than that in the United States. During 1993 through 1995, the rate of growth for retail sales was lower for the State than for the United States. The State is home to a number of specialty retail companies that have reached national stature, including Nordstrom, Eddie Bauer, Costco and Recreational Equipment Inc. (REI).

SERVICES/TOURISM. The highest employment growth in the State since 1981 has taken place in the services sector, although rate of growth has shown small but relatively consistent decline since 1990 from 7% to 4.3% forecast for 1995. Seattle is the location for the Washington State Convention and Trade Center which opened in June 1988. The State also has many tourist attractions such as the Olympic and Cascade mountain ranges, ocean beaches and local wineries.

CONSTRUCTION. Employment in the construction sector in the Puget Sound area increased 69.2% between 1981 and 1991. The increase in employment in the late 1980s was due in part to the affordability of housing compared to other areas of the country. Construction employment growth flattened between 1991 and 1993, but showed a modest increase in 1994 and leveled again in 1995. Commercial building, while not increasing at the pace of the 1980s, remains stable.

FEDERAL, STATE AND LOCAL GOVERNMENT. Employment in the government sector represents approximately 19% of all wage and salary employment in the State on a combined basis. Seattle is the regional headquarters for a number of federal government agencies and the State receives an above-average share of defense expenditures. Employment in the government sector has expanded in the State since 1990, but at a declining rate. State and local government employment has increased at a faster pace than employment by the federal government, and is projected to add new jobs through 1996.

Litigation

At any given time, including the present, there are numerous lawsuits pending against the State of Washington which could affect the State's revenues and expenditures. However, none of the lawsuits are expected to have a material adverse impact on either State revenues or expenditures.

PRINCIPAL SHAREHOLDERS OF CERTAIN FUNDS

Intermediate Treasury and High-Yield Bond Fund

At January 2, 1997, SAFECO Insurance Company of America ("SAFECO Insurance") owned 500,000 shares of the Intermediate Treasury Fund which represented 34.43% of the outstanding shares of the Fund. SAFECO Insurance is a Washington Corporation and a wholly-owned subsidiary of SAFECO Corporation, each of which has its principal place of business at SAFECO Plaza, Seattle, Washington 98185. At January 2, 1997, SAFECO Corporation owned 500,000 shares of the High-Yield Bond Fund, which represented 8.76% of the outstanding shares of the Fund. SAFECO Corporation is a Washington corporation and a holding company whose primary subsidiaries are engaged in the insurance and related financial service businesses. At January 2, 1997, Charles Schwab & Co. Inc., whose address of record is 101 Montgomery St., San Francisco, CA 94104, owned 877,930 shares of the High-Yield Bond Fund, which represented 15.39% of the Fund's outstanding shares.

Managed Bond Fund

At January 2, 1997, Principal Shareholders of the Managed Bond Fund were as follows. Crista Ministries, PO Box 330303, Seattle, WA 98133, owned 92,975 shares, which represented 18.42% of the Fund's outstanding shares. Massman Construction Co. Profit Sharing Retirement Trust, 8901 Stateline, Kansas City, MO 64114, owned 237,347 shares, which represented 40.02% of the Fund's outstanding shares. Crown Packaging Corp. Profit Sharing & Pension Plan, 8514 Eager Road, St. Louis, MO 63144, owned 158,664 shares, which represented 31.43% of the Fund's outstanding shares.

Washington Fund

At January 2, 1997 SAFECO Insurance owned 502,372 shares, which represents 80.66% of the outstanding shares of the Washington Fund. SAFECO is a wholly-owned subsidiary of SAFECO Corporation, a Washington corporation, having its principal place of business at SAFECO Plaza, Seattle Washington 98185.

Principal shareholders of a Fund may control the outcome of a shareholder vote.

ADDITIONAL TAX INFORMATION

General

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 ("Code"). In order to qualify for treatment as a regulated investment company under the Code, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain). Each Fund intends to make sufficient distributions to shareholders to relieve it from liability for federal excise and income taxes.

Each Fund is treated as a separate corporation for federal income tax purposes.

The excess of net long-term capital gains over net short-term capital loss realized by a Fund on portfolio transactions, when distributed by the Fund, is subject to long-term capital gains treatment under the Code, regardless of how long you have held the shares of the Fund. Distributions of net short-term capital gains realized from portfolio transactions are treated as ordinary income for federal income tax purposes. The tax consequences described above apply whether distributions are taken in cash or in additional shares. Redemptions and exchanges of shares of a Fund may result in a capital gain or loss for federal income tax purposes.

If shares of a Fund are sold at a loss after being held for one year or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable dividend or capital gain distribution.

Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and those distributions for shareholders who otherwise are subject to backup withholding.

These are tax requirements that all mutual funds must follow in order to avoid federal taxation. The Funds may have to limit investment activity in some types of securities in order to adhere to these requirements.

Special Considerations for the Tax-Exempt Fixed Income Funds

The tax-exempt interest portion of each daily dividend will be based upon the ratio of a Tax-Exempt Fixed Income Fund's tax-exempt to taxable income for the entire fiscal year (average annual method). As a result, the percentage of tax-exempt income for any particular distribution may be substantially different from the percentage of a Tax-Exempt Fixed Income Fund's income that was tax-exempt during the period covered by that distribution. Each Tax-Exempt Fixed Income Fund will advise its shareholders of this ratio within 60 days after the close of its fiscal year.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Tax-Exempt Fixed Income Fund is not deductible. In addition, entities or persons who are "substantial users" (or related persons) of facilities financed by most "private activity" bonds should consult their tax advisers before purchasing shares of any of the Tax-Exempt Fixed Income Funds. "Substantial user" is generally defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of most "private activity" bonds.

Each Tax-Exempt Fixed Income Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, at a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Tax-Exempt Fixed Income Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Each Tax-Exempt Fixed Income Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on November 30 of that year, plus certain other amounts.

No portion of the dividends or other distributions paid by any Tax-Exempt Fixed Income Fund is eligible for the dividends-received deduction allowed to corporations.

In the future, proposals may be introduced before Congress for the purpose of further restricting or even eliminating the federal income tax exemption for interest on all or certain types of municipal obligations. If such a proposal were enacted, the availability of municipal obligations for investment by each Tax-Exempt Fixed Income Fund and the value of each Tax-Exempt Fixed Income Fund's portfolio would be affected. In such event, each Tax-Exempt Fixed Income Fund would review its investment objectives and policies.

CONVERSION OF ADVISOR CLASS B SHARES

Advisor Class B shares of a Fund will automatically convert to Advisor Class A shares of that Fund, based on the relative net asset values per share ("NAVs") of the Classes, within the first month following the investor's sixth anniversary from purchase of such Advisor Class B shares. For the purpose of calculating the holding period required for conversion of Advisor Class B shares of each Fund except the Money Market Fund, the date of purchase shall mean (1) the date on which such Advisor Class B shares were purchased, or (2) for Advisor Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Advisor Class B shares were purchased. For the purpose of calculating the holding period required for conversion of Advisor Class B shares of the Money Market Fund, the date of purchase shall mean the date on which those shares were first exchanged for Advisor Class B shares of any other SAFECO Fund. Holders of Class B shares of the SAFECO Advisor Series Trust ("Advisor Series Shares") who have converted those shares to Advisor Class B shares may calculate the holding period from the date of the purchase of the Advisor Series Shares.

For purposes of conversion to Advisor Class A shares, Advisor Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Advisor Class B shares will be held in a separate sub-account; each time any Advisor Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Advisor Class A shares, a pro rata portion of the Advisor Class B shares in the sub-account will also convert to Advisor Class A shares. The portion will be determined by the ratio that the shareholder's Advisor Class B shares converting to Advisor Class A shares bears to the shareholder's total Advisor Class B shares not acquired through dividends and other distributions.

ADDITIONAL INFORMATION ON CALCULATION OF
NET ASSET VALUE PER SHARE

Each Fund determines its NAV by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding. The NAVs of the Advisor Classes of each Fund are calculated as of the close of regular trading on the New York Stock Exchange ("Exchange") every day the Exchange is open for trading. The Exchange is closed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV is determined separately for each class of shares of each Fund.

Short-term debt securities held in a Fund's portfolio having a remaining maturity of less than 60 days when purchased and securities originally purchased with maturities in excess of 60 days, but which currently have maturities of 60 days or less, may be valued at cost adjusted for amortization of premiums or accrual of discounts if in the judgment of each Board of Trustees such methods of valuation are appropriate or under such other methods as a Board of Trustees may from time to time deem to be appropriate. The cost of those securities that had original maturities in excess of 60 days shall be determined by their fair market value as of the 61st day prior to maturity. All other securities and assets in the portfolio will be appraised in accordance with those procedures established by each Board of Trustees in good faith in computing the fair market value of those assets.

The portfolio instruments of the Money Market Fund are valued on the basis of amortized cost. The valuation of the Money Market Fund's portfolio securities based upon amortized cost, and the maintenance of the Money Market Fund's NAV at $1.00, are permitted pursuant to Rule 2a-7 under the 1940 Act. Pursuant to that rule, the Money Market Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of 397 days or less, and invests only in securities determined by SAM, under guidelines adopted by the Money Market Trust's Board of Trustees, to be of high quality and to present minimal credit risks. The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price-per-share as computed for the purpose of sales and redemptions at $1.00. These procedures include a review of the Money Market Fund's portfolio holdings by the Board of Trustees, at such intervals as the Board deems appropriate, to determine whether the Fund's NAV, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders of the Money Market Fund. In the event the Board determines that such a deviation exists in the Fund, the Trustees will take such corrective action with respect to the Money Market Fund as they regard as necessary and appropriate, including, but not limited to: selling portfolio investments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or redeeming shares in kind, establishing the NAV by using available market quotations.

ADDITIONAL PERFORMANCE INFORMATION

Effective September 30, 1996, all of the then-existing shares of each Fund were redesignated No-Load Class shares and each Fund, except the High-Yield Bond Fund, commenced offering Advisor Class A and Advisor Class B shares. Advisor Class A and Advisor Class B shares of the High-Yield Bond Fund were first offered on or about January 31, 1997.


Yields for the Intermediate Treasury, High-Yield Bond, Managed Bond, and Tax-Exempt Fixed Income Funds.

The yield  and  total  return  calculations  set  forth  below are for the dates indicated and are not a prediction of future results. The performance information that follows is based on the original shares of each Fund. The performance figures quoted reflect applicable Advisor Class Rule 12b-1 fees.

The yields for the Advisor Classes of the Intermediate Treasury and High-Yield Bond Funds for the 30-day period ended September 30, 1996 would have been as follows:



================================================================================

                                  Advisor Class A              Advisor Class B
                                  ---------------              ---------------
================================================================================

Intermediate Treasury Fund             5.41%                        4.66%
--------------------------------------------------------------------------------

High-Yield Bond Fund                   8.58%                        7.83%

================================================================================





The yields for the Advisor Classes of the Managed Bond Fund for the 30-day period ended December 31, 1995 would have been as follows:

================================================================================

                                  Advisor Class A              Advisor Class B
                                  ---------------              ---------------
================================================================================

Managed Bond Fund                     4.32%                          3.78%
================================================================================


The yields for the Advisor Classes of the Managed Bond Fund for the 30-day period ended June 30, 1996 would have been as follows:

================================================================================

                                  Advisor Class A              Advisor Class B
                                  ---------------              ---------------
================================================================================

Managed Bond Fund                     4.78%                           4.02%
================================================================================

The yields and tax-equivalent yields for the 30-day period ending March 31, 1996 at the maximum federal tax rate of 39.6% for the Advisor Classes of the Municipal and Washington Funds and at the maximum combined federal and California tax rates of 46.2% for the Advisor Classes of the California Fund, would have been as follows:

================================================================================

                           Advisor Class A                Advisor Class B
                      -------------------------      --------------------------
                                 Tax-equivalent                  Tax-equivalent
                      Yield          Yield           Yield            Yield
                      -----      --------------      -----       --------------
================================================================================

Municipal Fund         4.59%         7.60%            4.06%           6.72%
--------------------------------------------------------------------------------

California Fund        4.57%         8.49%            4.04%           7.51%
--------------------------------------------------------------------------------

Washington Fund        4.17%         6.90%            3.62%           5.99%
--------------------------------------------------------------------------------



The yields and tax-equivalent yields for the 30-day period ending September 30, 1996 at the maximum federal tax rate of 39.6% for the Advisor Classes of the Municipal and Washington Funds and at the maximum combined federal and California tax rates of 46.2% for the Advisor Classes of the California Fund, would have been as follows:


================================================================================

                           Advisor Class A                Advisor Class B
                      -------------------------      --------------------------
                                 Tax-equivalent                  Tax-equivalent
                      Yield          Yield           Yield            Yield
                      -----      --------------      -----       --------------
================================================================================

Municipal Fund         5.01%          8.29%           4.26%           7.05%
--------------------------------------------------------------------------------

California Fund        4.93%          9.16%           4.18%           7.77%
--------------------------------------------------------------------------------

Washington Fund        4.46%          7.38%           3.71%           6.14%
================================================================================

Yield is computed using the following formula:


================================================================================

                    ab
Yield  =     2[( ---- +1)6-1]
                    cd
--------------------------------------------------------------------------------

Where:       a =    dividends and interest earned during the period
--------------------------------------------------------------------------------

             b =    expenses accrued for the period (net of reimbursements)

             c =    the average daily number of shares outstanding during
                    the period that were entitled to receive dividends
--------------------------------------------------------------------------------

             d =    the maximum offering price per share on the last day
                    of the period
================================================================================

 Tax-equivalent yield is computed using the following formula:


================================================================================

                                     eg
      Tax-equivalent yield    =    [-----]   +  [e(1-g)]
                                    (1-f)
--------------------------------------------------------------------------------

Where:       e =    yield as calculated above
--------------------------------------------------------------------------------

             f =    tax rate
--------------------------------------------------------------------------------

             g =    percentage of "yield" which is tax-free
================================================================================

Yield for the Money Market Fund

The yields and effective yields for the Advisor Classes of the Money Market Fund for the 7-day period ended March 31, 1996 would have been as follows:

================================================================================

                              Advisor Class A               Advisor Class B
                         -------------------------     ------------------------
                         Yield     Effective Yield     Yield    Effective Yield
                         -----     ---------------     -----    ---------------
================================================================================

Money Market Fund        4.60%          4.70%           4.60%        4.70%
================================================================================


The yields and effective yields for the Advisor Classes of the Money Market Fund for the 7-day period ended September 30, 1996 would have been as follows:


================================================================================

                              Advisor Class A               Advisor Class B
                         -------------------------     ------------------------
                         Yield     Effective Yield     Yield    Effective Yield
                         -----     ---------------     -----    ---------------
================================================================================

Money Market Fund         4.60%        4.70%            4.60%        4.70%
================================================================================

Yield is computed using the following formula:

================================================================================

            (x-y) - z                                     365
Yield =     [--------]  =    Base Period Return  x    -----
              y                                             7
--------------------------------------------------------------------------------

Where:      x =    value of one share at the end of a 7-day period
--------------------------------------------------------------------------------

            y =    value of one share at the beginning of a 7-day period ($1.00)
--------------------------------------------------------------------------------

            z =    capital changes during the 7-day period, if any
================================================================================

Effective yield is computed using the following formula:


================================================================================

Effective yield=    [(Base Period Return + 1) 365/7] -1
================================================================================

During periods of declining interest rates, the Money Market Fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in the Money Market Fund would be able to obtain a somewhat higher yield than would result if the Money Market Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

Total Return and Average Annual Total Return for the Intermediate Treasury, High-Yield Bond, Managed Bond, and Tax-Exempt Fixed Income Funds.

The performance information that follows is based on the original shares of each Fund, recalculated to reflect the sales charges of the Advisor Classes. The performance figures quoted do not reflect any applicable Advisor Class Rule
12b-1 fees, which if reflected would cause the performance figures to be lower than those indicated.

The total returns for the Advisor Classes of the Intermediate Treasury and High-Yield Bond Funds for the one-year, five-year and since initial public offering periods ending September 30, 1996 would have been as follows:


                                                                     Since Initial      # of    Date of Initial
                          1 Year                 5 Years            Public Offering    Months   Public Offering
                    ------------------     -------------------    ------------------   ------   ---------------

                   Advisor     Advisor     Advisor     Advisor    Advisor    Advisor
                   Class A     Class B     Class A     Class B    Class A    Class B
-----------------------------------------------------------------------------------------------------------------
Intermediate        0.68%      1.00%       31.21%     35.39%     70.25%      78.28%     96     September 7, 1988
Treasury Fund
-----------------------------------------------------------------------------------------------------------------

High-Yield          5.80%       5.79%       60.90%     66.48%     94.26%     103.41%       96   September 7, 1988
Bond Fund
-----------------------------------------------------------------------------------------------------------------


The total returns for the Advisor Classes of the Managed Bond Fund for the period from February 28, 1994 (initial public offering) through December 31, 1995, would have been as follows:



================================================================================
                                     Since Initial      # of    Date of Initial
                    1 Year          Public Offering    Months   Public Offering
              ------------------   ------------------  -------  ---------------
              Advisor    Advisor   Advisor    Advisor
              Class A    Class B   Class A    Class B
================================================================================

Managed       12.07%     12.35%     8.70%      9.82%     22   February 28, 1994
Bond Fund
--------------------------------------------------------------------------------


The total returns for the Adviser Classes of the Managed Bond Fund for the period from February 28, 1994 (initial public offering) through June 30, 1996, would have been as follows:


================================================================================
                                     Since Initial      # of    Date of Initial
                    1 Year          Public Offering    Months   Public Offering
              ------------------   ------------------  ------   ---------------
              Advisor    Advisor   Advisor    Advisor
              Class A    Class B   Class A    Class B
================================================================================

Managed       -0.21%     -0.51%     5.93%      7.92%     28    February 28, 1994
Bond Fund
================================================================================


The total returns for the Advisor Classes of the Municipal and California Funds for the one-year, five-year and ten-year periods ending March 31, 1996 would have been as follows:

================================================================================

                          1 Year               5 Years             10 Years
                    ------------------   ------------------   ------------------
                   Advisor     Advisor   Advisor    Advisor   Advisor    Advisor
                   Class A     Class B   Class A    Class B   Class A    Class B
--------------------------------------------------------------------------------

Municipal Fund     3.36%       3.23%       40.84%    45.47%    110.25%   120.16%

California Fund    3.97%       3.87%       41.43%    46.09%    104.10%   113.72%
================================================================================

The total returns for the Advisor Classes of the Washington Fund for the one-year period (and since inception) ended March 31, 1996 would have been as follows:

================================================================================

                                                    Since Initial Effective Date
                                   1 Year                   (36 Months)
                          -----------------------   ----------------------------
                           Advisor        Advisor     Advisor           Advisor
                           Class A        Class B     Class A           Class B
                          ---------       -------     -------           -------
================================================================================

Washington Fund              2.88%          2.73%      10.97%            13.20%
================================================================================


The total returns for the Advisor Classes of the Municipal and California Funds for the one-year, five-year and ten-year periods ending September 30, 1996 would have been as follows:


================================================================================

                          1 Year               5 Years             10 Years
                    ------------------   ------------------   ------------------
                   Advisor     Advisor   Advisor    Advisor   Advisor    Advisor
                   Class A     Class B   Class A    Class B   Class A    Class B
--------------------------------------------------------------------------------

Municipal Fund      2.33%       2.15%     36.32%     40.74%    109.39%   119.25%
--------------------------------------------------------------------------------

California Fund     3.64%       3.53%     38.18%     42.69%    102.74%   112.30%
================================================================================

The total returns for the Advisor Classes of the Washington Fund for the one-year period (and since inception) ended September 30, 1996 would have been as follows:



================================================================================

                                                    Since Initial Effective Date
                                   1 Year                   (36 Months)
                          -----------------------   ----------------------------
                           Advisor        Advisor     Advisor           Advisor
                           Class A        Class B     Class A           Class B
                          ---------       -------     -------           -------
================================================================================

Washington Fund             1.89%          1.69%       13.97%            16.34%
================================================================================



The average annual total returns for the Advisor Classes of the Intermediate Treasury and High-Yield Bond Fund for the one-year, five-year and since initial public offering periods ended September 30, 1996 would have been as follows:


                                                                     Since Initial      # of    Date of Initial
                          1 Year                 5 Years            Public Offering    Months   Public Offering
                    ------------------     -------------------    ------------------   ------   ---------------

                   Advisor     Advisor     Advisor     Advisor    Advisor    Advisor
                   Class A     Class B     Class A     Class B    Class A    Class B
-----------------------------------------------------------------------------------------------------------------

Intermediate         0.68%       1.00%       5.58%      6.25%      6.82%      7.42%       96    September 7, 1988
Treasury Fund
-----------------------------------------------------------------------------------------------------------------

High-Yield           5.80%       5.79%       9.98%     10.73%      8.58%      9.21%       96    September 7, 1988
Bond Fund
=================================================================================================================



The average annual total returns for the Advisor Classes of the Managed Bond Fund for the period from February 28, 1994 (initial public offering) through December 31, 1995 would have been as follows:

================================================================================
                                     Since Initial      # of    Date of Initial
                    1 Year          Public Offering    Months   Public Offering
              ------------------   ------------------  ------   ---------------
              Advisor    Advisor   Advisor    Advisor
              Class A    Class B   Class A    Class B
================================================================================

Managed        12.07%     12.35%     4.66%      5.24%     22   February 28, 1994
Bond Fund
================================================================================

The average annual total returns for the Advisor Classes of the Managed Bond Fund for the period from February 28, 1994 (initial public offering) through June 30, 1996 would have been as follows:

================================================================================
                                     Since Initial      # of    Date of Initial
                    1 Year          Public Offering    Months   Public Offering
              ------------------   ------------------  ------   ---------------
              Advisor    Advisor   Advisor    Advisor
              Class A    Class B   Class A    Class B
================================================================================

Managed Bond  -0.21%     -0.51%     2.50%      3.32%     28    February 28, 1994
Fund
================================================================================


The average annual total returns for the Advisor Classes of the Municipal and California Funds for the one-year, five-year and ten-year periods ending March 31, 1996 would have been as follows:

================================================================================

                          1 Year               5 Years             10 Years
                    ------------------   ------------------   ------------------
                   Advisor     Advisor   Advisor    Advisor   Advisor    Advisor
                   Class A     Class B   Class A    Class B   Class A    Class B
--------------------------------------------------------------------------------

Municipal            3.36%      3.23%     7.09%      7.78%     7.71%      8.21%
Fund
--------------------------------------------------------------------------------

California           3.97%      3.87%     7.18%      7.88%     7.39%      7.89%
Fund
================================================================================


The average annual total returns for the Advisor Classes of the Washington Fund for the one-year period (and since inception) ended March 31, 1996 would have been as follows:

================================================================================
                                     Since Initial      # of    Date of Initial
                    1 Year          Public Offering    Months   Public Offering
              ------------------   ------------------  ------   ---------------
              Advisor    Advisor   Advisor    Advisor
              Class A    Class B   Class A    Class B
================================================================================

Washington     2.88%      2.73%     3.53%      4.22%     36      March 18, 1993
Fund
================================================================================

The average annual total returns for the Advisor Classes of the Municipal and California Funds for the one-year, five-year and ten-year periods ending September 30, 1996 would have been as follows:


================================================================================

                          1 Year               5 Years             10 Years
                    ------------------   ------------------   ------------------
                   Advisor     Advisor   Advisor    Advisor   Advisor   Advisor
                   Class A     Class B   Class A    Class B   Class A   Class B
--------------------------------------------------------------------------------

Municipal Fund      2.33%       2.15%     6.39%       7.07%    7.67%      8.17%
--------------------------------------------------------------------------------

California Fund     3.64%       3.53%     6.68%       7.37%    7.32%      7.82%
================================================================================


The average annual total returns for the Advisor Classes of the Washington Fund for the one-year period (and since inception) ended September 30, 1996 would have been as follows:


================================================================================
                                     Since Initial      # of    Date of Initial
                    1 Year          Public Offering    Months   Public Offering
              ------------------   ------------------  ------   ---------------
              Advisor    Advisor   Advisor    Advisor
              Class A    Class B   Class A    Class B
================================================================================

Washington     1.89%     1.69%      3.77%      4.37%     42      March 18, 1993
Fund
================================================================================

The total return is computed using the following formula:
================================================================================

                         ERV-P
             T =    [ ----- ] x    100
                             P
--------------------------------------------------------------------------------

Where:       T =    ending redeemable value of a hypothetical $1,000 investment at the end of a specified period of time

             P =    a hypothetical initial investment of $1,000
================================================================================

The average annual total return is computed using the following formula:

       A = (n[SUPERSCRIPT][EXPONENT]  ERV/P  - 1) x 100

      Where: T =    total return

               A    =    average annual total return

               n    =    number of years

              ERV   =    ending  redeemable  value of a  hypothetical  $1,000
                         investment at the end of a specified period of time

               P    =    a hypothetical initial investment of $1,000


In making the above calculation all dividends and capital gain distributions are assumed to be reinvested at the Fund's NAV on the reinvestment date.

In addition  to  performance  figures,  each Fund may  advertise  its ranking as calculated by independent rating services which monitor mutual funds' performance (e.g., CDA Investment Technologies, Lipper Analytical Services, Inc. and Morningstar, Inc.). These rankings may be among mutual funds with similar objectives and/or size or with mutual funds in general and may be based on relative performance during periods deemed by the rating services to be representative of up and down markets. The Funds may also describe in their advertisements the methodology used by the rating services to arrive at Fund ratings. In addition, the Funds may also advertise individual measurements of Fund performance published by the rating services.

The Funds may upon occasion reproduce articles or portions of articles about the Funds written by independent third parties such as financial writers, financial planners and financial analysts, and appearing in financial publications of general circulation or financial newsletters (including but not limited to BARRONS, BUSINESS WEEK, FABIANS, FORBES, FORTUNE, INVESTOR'S BUSINESS DAILY, KIPLINGER'S, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUNDS, MUTUAL FUNDS FORECASTER, MUTUAL FUNDS MAGAZINE, NO-LOAD FUND INVESTOR, NO-LOAD FUND X, NEWSWEEK, PENSIONS & INVESTMENTS, RUCKEYSER'S MUTUAL FUNDS, TELESWITCH, TIME MAGAZINE, U.S. NEWS AND WORLD REPORT, YOUR MONEY AND THE WALL STREET JOURNAL).

Each Fund may also present in its advertisements and sales literature (i) a biography or the credentials of its portfolio manager (including but not limited to educational degrees, professional designations, work experience, work responsibilities and outside interests); (ii) current facts (including but not limited to number of employees, number of shareholders, business characteristics) about its investment adviser (SAM) or any sub investment adviser, the investment adviser's parent company (SAFECO Corporation) or the parent company of any sub investment adviser or the SAFECO Family of Funds;
(iii) descriptions, including quotations attributable to the portfolio manager, of the investment style used to manage a Fund's portfolio, the research methodologies underlying securities selection and a Fund's investment objective; and (iv) information about particular securities held in a Fund's portfolio.

From time to time, each Fund may discuss its performance in relation to the performance of relevant indices and/or representative peer groups. Such discussions may include how a Fund's investment style (including but not limited to portfolio holdings, asset types, industry/sector weightings and the purchase and sale of specific securities) contributed to such performance.

In addition, each Fund may comment on the market and economic outlook in general, on specific economic events, on how these conditions have impacted its performance and on how the portfolio manager will or has addressed such conditions.

Performance   information  and  quoted  ratings  are  indicative  only  of  past performance and are not intended to represent future investment results.

ADDITIONAL INFORMATION ON DIVIDENDS

Because the Money Market Fund intends to hold its portfolio securities to maturity and expects that most of its portfolio securities will be valued at their amortized cost, realized gains or losses should not be a significant factor in the computation of net income. Should, however, in an unusual circumstance, the Money Market Fund experience a realized gain or loss, a shareholder of the Money Market Fund could receive an increased, reduced, or no dividend for a period of time. In such an event, the Money Market Trust's Board of Trustees would consider whether to adhere to its present dividend policy or to revise it in light of the then-prevailing circumstances.

TRUSTEES AND OFFICERS

================================================================================
                        Position(s) Held         Principal Occupation(s)
 Name and Address       with the Trusts          During Past 5 Years
 ----------------       ----------------         -----------------------
------------------------------------------------------------------------------

Boh A. Dickey*          Chairman and        President, Chief Operating Officer
SAFECO Plaza            Trustee             and Director of SAFECO Corporation.
Seattle, WA 98185                           Previously, Executive Vice President
(52)                                        and Chief Financial Officer. He has
                                            been an executive officer of SAFECO
                                            Corporation subsidiaries since 1982.
                                            See table under "Investment Advisory
                                            and Other Services."

Barbara J. Dingfield      Trustee          Manager, Corporate Contributions and
Microsoft Corporation                      Community Programs for Microsoft
One Microsoft Way                          Corporation, Redmond, Washington, a
Redmond, WA 98052                          computer software company; Director
(51)                                       and former Executive Vice President
                                           of Wright Runstad & Co., Seattle,
                                           Washington, a real estate
                                           development company; Director of
                                           First SAFECO National Life Insurance
                                           Company of New York.

Richard W. Hubbard*       Trustee          Retired Vice President and Treasurer
1270 NW Blakely Ct.                        of the Trust and other SAFECO
Seattle, WA 98177                          Trusts; retired Senior Vice
(67)                                       President and Treasurer of SAFECO
                                           Corporation; former President of
                                           SAFECO Asset Management Company;
                                           Director of First SAFECO National
                                           Life Insurance Company of New York.

Richard E. Lundgren     Trustee            Director of Marketing and Customer
764 S. 293rd Street                        Relations, Building Materials
Federal Way, WA 98032                      Distribution, Weyerhaeuser Company,
(59)                                       Tacoma, Washington; Director of
                                           First SAFECO National Life Insurance
                                           Company of New York.

================================================================================
                        Position(s) Held         Principal Occupation(s)
 Name and Address       with the Trusts          During Past 5 Years
 ----------------       ----------------         -----------------------
------------------------------------------------------------------------------

Larry L. Pinnt          Trustee            Retired Vice President and Chief
1600 Bell Plaza                            Financial Officer U.S. WEST
Room 1802                                  Communications, Seattle, Washington;
Seattle, WA 98191                          Director of Key Bank of Washington,
(62)                                       Seattle, Washington; Director of
                                           University of Washington Medical
                                           Center, Seattle, Washington;
                                           Director of Cascade Natural Gas
                                           Corporation, Seattle, Washington;
                                           Director of First SAFECO National
                                           Life Insurance Company of New York.

John W. Schneider       Trustee            President of Wallingford Group,
1808 N 41st St.                            Inc., Seattle, Washington; former
Seattle, WA 98103                          President of Coast Hotels, Inc.,
(55)                                       Seattle, Washington; Director of
                                           First SAFECO National Life Insurance
                                           Company of New York.

David F. Hill*          President          President of SAFECO Securities, Inc.
SAFECO Plaza            Trustee            and SAFECO Services Corporation;
Seattle, WA 98185                          Senior Vice President of SAFECO
(48)                                       Asset Management Company. See table
                                           under "Investment Advisory and other
                                           Services."

Neal A. Fuller          Vice President     Vice President, Controller,
SAFECO Plaza            Controller         Assistant Secretary and Treasurer of
Seattle, WA 98185       Assistant          SAFECO Securities, Inc. and SAFECO
(34)                    Secretary          Services Corporation; Vice
                                           President, Controller, Secretary and
                                           Treasurer of SAFECO Asset Management
                                           Company. See table under "Investment
                                           Advisory and Other Services."

Ronald L. Spaulding     Vice President     Vice Chairman of SAFECO Asset
SAFECO Plaza            Treasurer          Management Company; Vice President
Seattle, WA 98185                          and Treasurer of SAFECO Corporation;
(53)                                       Vice President of SAFECO Life
                                           Insurance Company; former Senior
                                           Fund Manager of SAFECO insurance
                                           companies; former Fund Manager for
                                           several SAFECO mutual funds. See
                                           table under "Investment Advisory and
                                           Other Services."
================================================================================

* Trustees who are interested persons as defined by the 1940 Act.



                                COMPENSATION TABLE FOR CURRENT TRUSTEES
                                          (Taxable Bond Trust)
                              For the Fiscal Year Ended September 30, 1996


                                        Pension or                            Total
                                        Retirement                         Compensation
                                        Benefits                          From Registrant
                     Aggregate          Accrued As          Estimated        and Fund
                     Compensation       Part of          Annual Benefits   Complex Paid
Trustee              from Registrant    Fund Expenses    Upon Retirement    to Trustees
-------              ---------------    -------------    ---------------   --------------
Boh A. Dickey           N/A                 N/A                N/A             N/A
-----------------------------------------------------------------------------------------

Barbara J. Dingfield    $2,458              N/A                N/A             $28,478
-----------------------------------------------------------------------------------------

Richard E. Lundgren     $2,458              N/A                N/A             $28,478
-----------------------------------------------------------------------------------------

Larry L. Pinnt          $2,458              N/A                N/A             $28,478
-----------------------------------------------------------------------------------------

John W. Schneider       $2,458              N/A                N/A             $28,478
-----------------------------------------------------------------------------------------

Richard W. Hubbard      $2,458              N/A                N/A             $28,478
-----------------------------------------------------------------------------------------

David F. Hill*          N/A                 N/A                N/A              N/A
=========================================================================================



*     First elected to the Board of Trustees in August, 1996.

Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or officers of the Trust are compensated by the Trust. Each Trustee also serves as Trustee for five other registered open-end management companies that have, in the aggregate, twenty-five series companies managed by SAM.

The officers of the Trust receive no compensation for their services as officers, or if applicable, as Trustees.

At January 2, 1997, the Trustees and officers of the Taxable Bond Trust as a group owned less than 1% of the outstanding shares of each of the Taxable Bond Funds.





                              COMPENSATION TABLE FOR CURRENT TRUSTEES
                                       (Managed Bond Trust)
                            For the Fiscal Year Ended December 31, 1995


                                        Pension or                            Total
                                        Retirement                         Compensation
                                        Benefits                          From Registrant
                     Aggregate          Accrued As          Estimated        and Fund
                     Compensation       Part of          Annual Benefits   Complex Paid
Trustee              from Registrant    Fund Expenses    Upon Retirement    to Trustees
-------              ---------------    -------------    ---------------   --------------
===========================================================================================

Boh A. Dickey            N/A               N/A                 N/A             N/A
------------------------------------------------------------------------------------------

Barbara J. Dingfield     $852              N/A                 N/A             $23,875
------------------------------------------------------------------------------------------

Richard E. Lundgren      $852              N/A                 N/A             $23,875
------------------------------------------------------------------------------------------

Larry L. Pinnt           $852              N/A                 N/A             $23,875
------------------------------------------------------------------------------------------

John W. Schneider        $852              N/A                 N/A             $23,875
------------------------------------------------------------------------------------------

Richard W. Hubbard       $960              N/A                 N/A             $26,900
------------------------------------------------------------------------------------------

David F. Hill*           N/A               N/A                 N/A             N/A
===========================================================================================



*     First elected to the Board of Trustees in August, 1996.

Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or officers of the Trust are compensated by the Trust. Each Trustee also serves as Trustee for five other registered open-end management companies that have, in the aggregate, twenty-two series companies managed by SAM.

The officers of the Trust received no compensation for their services as officers or, if applicable, as Trustees.

At January 2, 1997, the Trustees and officers of the Managed Bond Trust owned none of the outstanding shares of the Managed Bond Fund.




                              COMPENSATION TABLE FOR CURRENT TRUSTEES
                                       (Money Market Trust)
                             For the Fiscal Year Ended March 31, 1996


                                        Pension or                            Total
                                        Retirement                         Compensation
                                        Benefits                          From Registrant
                     Aggregate          Accrued As          Estimated        and Fund
                     Compensation       Part of          Annual Benefits   Complex Paid
Trustee              from Registrant    Fund Expenses    Upon Retirement    to Trustees
-------              ---------------    -------------    ---------------   --------------
=========================================================================================

Boh A. Dickey            N/A              N/A              N/A                  N/A
-----------------------------------------------------------------------------------------

Barbara J. Dingfield     $2,095           N/A              N/A                  $24,813
-----------------------------------------------------------------------------------------

Richard E. Lundgren      $2,095           N/A              N/A                  $24,813
-----------------------------------------------------------------------------------------

Larry L. Pinnt           $2,095           N/A              N/A                  $24,813
-----------------------------------------------------------------------------------------

John W. Schneider        $2,095           N/A              N/A                  $24,813
-----------------------------------------------------------------------------------------

Richard W. Hubbard       $2,095           N/A              N/A                  $23,000
-----------------------------------------------------------------------------------------

David F. Hill*           N/A              N/A              N/A                  N/A
=========================================================================================

*     First elected to the Board of Trustees in August, 1996.


Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or officers of the Trust are compensated by the Trust. Each Trustee also serves as trustee for five other registered open-end, management investment companies that have, in the aggregate, twenty-one series companies managed by SAM.

The officers of the Trust receive no compensation for their service as officers or, if applicable, as Trustees.

At January 2, 1997, the Trustees and officers of the Money Market Trust as a group owned less than 1% of the outstanding shares of the Money Market Fund.



                              COMPENSATION TABLE FOR CURRENT TRUSTEES
                                      (Tax-Exempt Bond Trust)
                             For the Fiscal Year Ended March 31, 1996

                                        Pension or                            Total
                                        Retirement                         Compensation
                                        Benefits                          From Registrant
                     Aggregate          Accrued As          Estimated        and Fund
                     Compensation       Part of          Annual Benefits   Complex Paid
Trustee              from Registrant    Fund Expenses    Upon Retirement    to Trustees
-------              ---------------    -------------    ---------------   --------------
=========================================================================================

Boh A. Dickey            N/A              N/A              N/A                  N/A
-----------------------------------------------------------------------------------------

Barbara J. Dingfield     $4,547           N/A              N/A                $24,813
-----------------------------------------------------------------------------------------

Richard E. Lundgren      $4,547           N/A              N/A                $24,813
-----------------------------------------------------------------------------------------

Larry L. Pinnt           $4,547           N/A              N/A                $24,813
-----------------------------------------------------------------------------------------

John W. Schneider        $4,547           N/A              N/A                $24,813
-----------------------------------------------------------------------------------------

Richard W. Hubbard       $4,547           N/A              N/A                $23,000
-----------------------------------------------------------------------------------------

David F. Hill*           N/A              N/A              N/A                N/A
=========================================================================================

*     First elected to the Board of Trustees in August, 1996.



Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or officers of a Trust are compensated by that Trust. Each Trustee also serves as trustee for five other registered open-end, management investment companies that have, in the aggregate, eighteen series companies managed by SAM.

The officers of a Trust received no compensation for their services as officers or, if applicable, trustees.

At January 2, 1997 the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Tax-Exempt Fixed Income Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

SAFECO Asset Management Company ("SAM"), SAFECO Securities, Inc. ("SAFECO Securities") and SAFECO Services Corporation ("SAFECO Services") are
wholly-owned subsidiaries of SAFECO Corporation. SAFECO Securities is the principal underwriter of each Fund and SAFECO Services is the transfer, dividend and distribution disbursement and shareholder servicing agent of each Fund.

The following individuals have the following positions and offices with the Trusts, SAM, SAFECO Securities and SAFECO Services.


                                                   SAFECO         SAFECO
Name               Trusts            SAM           Securities     Services
----               ------            ---           ----------     ---------

B. A. Dickey       Chairman          Director                     Director
                   Trustee           Chairman

D. F. Hill         President         Senior        President      President
                   Trustee           Vice          Director       Secretary
                                     President     Secretary      Director
                                     Director

N. A. Fuller       Vice President    Vice          Vice           Vice President
                   Controller        President     President      Controller
                   Assistant         Controller    Controller     Assistant
                   Secretary         Secretary     Assistant      Secretary
                                     Treasurer     Secretary      Treasurer
                                                   Treasurer

R.L. Spaulding     Vice President    Vice          Director       Director
                   Treasurer         Chairman
                                     Director

S.C. Bauer                           President
                                     Director

D.H. Longhurst                       Assistant      Assistant      Assistant
                                     Controller     Controller     Controller

Mr. Dickey is President, Chief Operating Officer and a Director of SAFECO Corporation and Mr. Spaulding is a Treasurer and Vice President of SAFECO Corporation. Messrs. Dickey and Spaulding are also Directors of other SAFECO Corporation subsidiaries.

In connection with its investment advisory contract with each Trust, SAM furnishes or pays for all facilities and services furnished or performed for or on behalf of each Trust and each Fund, that includes furnishing office facilities, books, records and personnel to manage each Trust's and each Fund's affairs and paying certain expenses.

The Trust Instrument of each Trust provides that the Trust will indemnify its Trustees and its officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they engaged in bad faith, wilful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices. In the case of settlement, such indemnification will not be provided unless it has been determined -- by a court or other body approving the settlement or other disposition, or by a majority of disinterested Trustees, based upon a review of readily available facts, or in a written opinion of independent counsel -- that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

SAM also serves as the investment adviser for other investment companies in addition to the Funds. Several of these investment companies have investment objectives similar to those of certain Funds. It is therefore possible that the same securities will be purchased for both a Fund and another investment company advised by SAM. When two or more funds advised by SAM are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in a manner considered by the officers of the funds involved to be equitable to each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as a Fund is concerned. It is expected that the opportunity to participate in volume transactions will produce better executions and prices for a Fund, generally. In some cases, the price of a security allocted to one Fund may be higher or lower than the price of a security allocated to another Fund.

For the services and facilities furnished by SAM, each Fund has agreed to pay an annual fee computed on the basis of the average market value of the net assets of each Fund ascertained each business day and paid monthly in accordance with the following schedules. The reduction in fees occurs only at such time as the respective Fund's net assets reach the dollar amounts of the break points and applies only to those assets that fall within the specified range:

================================================================================
                           Intermediate Treasury Fund
================================================================================

Net Assets                                                    Fee
--------------------------------------------------------------------------------

$0 - $250,000,000                                           .55 of 1%
$250,000,001 - $500,000,000                                 .45 of 1%
$500,000,001 - $750,000,000                                 .35 of 1%
Over $750,000,000                                           .25 of 1%
--------------------------------------------------------------------------------

                              High-Yield Bond Fund
--------------------------------------------------------------------------------

Net Assets                                           Fee
--------------------------------------------------------------------------------

$0 - $250,000,000                                 .65 of 1%
$250,000,001 - $500,000,000                       .55 of 1%
$500,000,001 - $750,000,000                       .45 of 1%
Over $750,000,000                                 .35 of 1%
--------------------------------------------------------------------------------

                                Managed Bond Fund
--------------------------------------------------------------------------------

Net Assets                                                    Fee
--------------------------------------------------------------------------------

$0 - $100,000,000                                           .50 of 1%
$100,000,001 - $250,000,000                                 .40 of 1%
Over $250,000,000                                           .35 of 1%
--------------------------------------------------------------------------------

                                 Washington Fund
--------------------------------------------------------------------------------

Net Assets                                                    Fee
--------------------------------------------------------------------------------

$0 - $250,000,000                                           .65 of 1%
$250,000,001 - $500,000,000                                 .55 of 1%
$500,000,001 - $750,000,000                                 .45 of 1%
Over $750,000,000                                           .35 of 1%
--------------------------------------------------------------------------------

                         Municipal and California Funds
--------------------------------------------------------------------------------

Net Assets                                                    Fee
--------------------------------------------------------------------------------

$0 - $100,000,000                                           .55 of 1%
$100,000,001 - $250,000,000                                 .45 of 1%
$250,000,001 - $500,000,000                                 .35 of 1%
Over $500,000,000                                           .25 of 1%

--------------------------------------------------------------------------------

                                Money Market Fund
--------------------------------------------------------------------------------

Net Assets                                                    Fee
--------------------------------------------------------------------------------

$0 - $250,000,00                                            .50 of 1%
$250,000,001 - $500,000,000                                 .40 of 1%
$500,000,001 - $750,000,000                                 .30 of 1%
Over $750,000,000                                           .25 of 1%
================================================================================


The following states the total amounts of compensation paid by each Fund to SAM for the past three fiscal years or periods (or since its initial public offering in the case of the Managed Bond Fund):


================================================================================

                                      Taxable Bond Funds
                     ---------------------------------------------------------
                                          Year Ended
                     ---------------------------------------------------------
                      September 30,       September 30,         September 30,
                         1996                1995                   1994
                      -------------       -------------         -------------

 Intermediate
 Treasury Fund          $78,000             $ 71,000              $ 77,000
--------------------------------------------------------------------------------

  High-Yield
   Bond Fund           $255,000             $206,000              $202,000
================================================================================



      ================================================================

                              Managed Bond Fund
      ----------------------------------------------------------------
                             Year or Period Ended
      ----------------------------------------------------------------

        December 31, 1995                     February 28, 1994
                                         (Initial Public Offering) to
                                              December 31, 1994
      ----------------------------------------------------------------

            $22,720                                $15,869
      ================================================================

================================================================================

                                     Tax-Exempt Fixed Income Funds
                       -------------------------------------------------------
                                               Year Ended
================================================================================

                         March 31, 1996     March 31, 1995      March 31, 1994
                         --------------     --------------      --------------

Municipal Bond Fund         $2,020,685         $2,010,754          $2,248,615
--------------------------------------------------------------------------------

California Fund               $365,684           $364,000            $455,505
--------------------------------------------------------------------------------

Washington Fund                $39,038            $31,475             $18,350
================================================================================



================================================================================

                               Money Market Fund
    ----------------------------------------------------------------------
                              Year or Period Ended
    ----------------------------------------------------------------------

     March 31, 1996               March 31, 1995           March 31, 1994
     --------------               --------------           --------------

       $864,914                      $840,727                  $690,549
================================================================================


Distribution Arrangements. SAFECO Securities is the principal underwriter for each Fund and acts as the distributor of the Advisor Class A and Advisor Class B shares of each Fund under a Distribution Agreement with each Trust that requires SAFECO Securities to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously.

Under separate plans of distribution pertaining to the Advisor Class A and Advisor Class B shares of each Fund adopted by each Trust in the manner prescribed under Rule 12b-1 under the 1940 Act (each a "Plan"), each Advisor Class pays fees described in the Prospectus.

Among other things, each Plan provides that (1) SAFECO Securities will submit to each Trust's Board of Trustees at least quarterly, and the Trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect so long as they are approved at least annually and any material amendment thereto is approved, by each respective Trust's Board of Trustees, including those Trustees who are not "interested persons" of each Trust and who have no Plan, acting in person at the meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the relevant Advisor Class of that Fund and (4) while the Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of each Trust shall be committed to the discretion of each of the Trustees who are not "interested persons" of each Trust.

In reporting amounts expended under the Plans to each Trust's Board of Trustees, SAFECO Securities will allocate expenses attributable to the sale of each Advisor Class of Fund shares to such Advisor Class based on the ratio of sales of shares of such Advisor Class to the sales of all Advisor Classes of shares. Expenses attributable to a specific Advisor Class will be allocated to that Advisor Class.

In  approving  the  adoption  of each  Plan,  each  Trust's  Board  of  Trustees
determined   that  the  adoption  was  in  the  best  interests  of  the  Funds'
shareholders.

In the event that a Plan is terminated or not continued with respect to the Advisor Class A or Advisor Class B shares of any Fund, (i) no fees would be owed by the Fund to SAFECO Securities with respect to that class, and (ii) the Fund would not be obligated to pay SAFECO Securities for any amounts expended under the Plan not previously recovered by SAFECO Securities.

The Plans comply with rules of the National Association of Securities Dealers, Inc. which limit the annual asset-based sales charges and service fees that a mutual fund may impose on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of that class, plus interest at the prime rate plus 1% per annum.

CUSTODIAN. U.S. Bank of Washington, N.A., 1420 Fifth Avenue, Seattle, Washington 98111, is the custodian of the securities, cash and other assets of each Fund under an agreement with each Trust.

AUDITOR. Ernst & Young LLP, 999 Third Avenue, Suite 3500, Seattle, Washington 98104, is the independent auditor of each Fund's financial statements.

SAFECO Services provides, or through subcontracts makes provision for, all required transfer agency activity, including maintenance of records of each Fund's shareholders, records of transactions involving each Fund's shares, and the compilation, distribution, or reinvestment of income dividends or capital gains distribution. For the Intermediate Treasury, Managed Bond and Tax-Exempt Fixed Income Funds, SAFECO Services is paid a fee for these services equal to $32.00 per shareholder account, but not to exceed .30% of each Fund's average net assets. For the Money Market Fund, SAFECO Services is paid a fee of $34.00 per shareholder account, but not to exceed .30% of each Fund's average net assets. The following tables shows the fees paid by each Fund to SAFECO Services during the past three fiscal years.

================================================================================

                                              Taxable Bond Funds
                            ----------------------------------------------------
                                                   Year Ended*

--------------------------------------------------------------------------------
                               September 30,     September 30,    September 30,
                                   1996               1995            1994
                               -------------     -------------    -------------

  Intermediate Treasury Fund     $ 39,000          $ 33,000         $ 25,000
    Fund

  High-Yield Bond Fund           $ 90,000          $ 78,000         $ 63,000
================================================================================


* Figures reflect fees of $3.10 per shareholder transaction until July 1996 when the new fee schedule went into effect.



================================================================================

                            Managed Bond Fund
--------------------------------------------------------------------------------
                           Year or Period Ended**
--------------------------------------------------------------------------------
       December 31, 1995                         February 28, 1994
                                            (Initial Public Offering) to
                                                  December 31, 1994
--------------------------------------------------------------------------------

             $309                                       $96
================================================================================



================================================================================

                                Money Market Fund
--------------------------------------------------------------------------------
                                    Year Ended**
--------------------------------------------------------------------------------

    March 31, 1996               March 31, 1995                 March 31, 1994
    --------------               --------------                 --------------

      $424,260                      $385,495                       $308,090
================================================================================

================================================================================

                          Tax-Exempt Fixed Income Funds
--------------------------------------------------------------------------------
                               Year or Period Ended**
--------------------------------------------------------------------------------

                         March 31, 1996       March 31, 1995     March 31, 1994
--------------------------------------------------------------------------------

Municipal Bond Fund        $511,005             $531,978            $557,561
--------------------------------------------------------------------------------

California Fund             $68,839              $68,840             $66,667
--------------------------------------------------------------------------------

Washington Fund              $2,842               $3,219              $2,801
================================================================================


** Figures reflect fees of $3.10 per shareholder transaction payable pursuant to the prior fee schedule.

BROKERAGE PRACTICES

SAM places orders for the purchase or sale of each Fund's portfolio securities based on various factors including:

(1) Which broker gives the best execution (i.e., which broker is able to trade the securities in the size and at the price desired and on a timely basis);

(2)    Whether the broker is known as being reputable; and,

(3) All other things being equal, which broker has provided useful research services.

Such research services as are furnished during the year (e.g., written reports analyzing economic and financial characteristics of industries and companies, telephone conversations between brokerage security analysts and members of SAM's staff, and personal visits by such analysts and brokerage strategists and economists to SAM's office) are used to advise all clients including the Funds, but not all such research services furnished to SAM are used by it to advise the Funds. SAM does not pay excess commissions or mark-ups to any broker or dealer for research services or for any other reason. Purchases and sales of portfolio securities are transacted with the issuer or with a primary market maker acting as principal for the securities on a net basis with no commission being paid by the Funds. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and asked prices. Occasionally the Funds may make purchases of underwritten issues at prices that include underwriting fees.

REDEMPTION IN KIND

If a Trust concludes that cash payment upon redemption to a shareholder of a Fund would be prejudicial to the best interest of other shareholders of a Fund, a portion of the payment may be made in kind. Each Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust must redeem shares tendered by a shareholder of a Fund solely in cash up to the lesser of $250,000 or 1% of a net asset value of a Fund during any 90-day period. Any shares tendered by the shareholder in excess of the above-mentioned limit may be redeemed through distribution of a Fund's assets. Any securities or other property so distributed in kind shall be valued by the same method as is used in computing NAV. Distributions in kind will be made in readily marketable securities, unless the investor elects otherwise. Investors may incur brokerage costs in disposing of securities received in such a distribution in kind.

FINANCIAL STATEMENTS

The following financial statements for the Intermediate Treasury and High-Yield Bond Funds and the report thereon of Ernst & Young LLP, independent auditors, are incorporated herein by reference to the Taxable Bond Trust's Annual Report for the year ended September 30, 1996.


       Portfolio of Investments as of September 30, 1996
       Statement of Assets and Liabilities as of September 30, 1996 Statement of Operations for the Year Ended September 30, 1996 Statement of Changes in Net Assets for the Years Ended
       September 30, 1996 and September 30, 1995
       Notes to Financial Statements

The following financial statements for the Managed Bond Fund (formerly Fixed Income Portfolio) and the report thereon of Ernst & Young LLP, independent auditors, are incorporated herein by reference to the Managed Bond Trust's (formerly Institutional Series Trust) Annual Report for the year ended December 31, 1995:

       Portfolio of Investments as of December 31, 1995
       Statement of Assets and Liabilities as of December 31, 1995 Statement of Operations for the Year Ended December 31, 1995 Statement of Changes in Net Assets for the Years Ended
       December 31, 1995 and December 31, 1994
       Notes to Financial Statements


The following unaudited financial statements for the Managed Bond Fund (formerly the Fixed-Income Portfolio) are incorporated herein by reference to the Managed Bond Trust's (formerly the Institutional Series Trust) Semi-Annual Report for the period ended June 30, 1996.

       Portfolio of Investments as of June 30, 1996 (unaudited)
       Statement of Assets and Liabilities as of June 30, 1996 (unaudited) Statement of Operations for the Period Ended June 30, 1996 (unaudited) Statement of Changes in Net Assets for the Period Ended
       June 30, 1996 (unaudited)
       Notes to Financial Statements (unaudited)

The following financial statements for the Municipal Bond, California and Washington Funds and the report thereon of Ernst & Young LLP, independent auditors, are incorporated herein by reference to the Tax-Exempt Bond Trust's Annual Report for the year ended March 31, 1996:

       Portfolio of Investments as of March 31, 1996
       Statement of Assets and Liabilities as of March 31, 1996
       Statement of Operations for the Year Ended March 31, 1996
       Statement of Changes in Net Assets for the Years Ended
       March 31, 1996 and March 31, 1995
       Notes to Financial Statements

The following unaudited financial statements for the Municipal Bond, California and Washington Funds are incorporated herein by reference to the Trust's Semi-Annual Report for the period ended September 30, 1996.


       Portfolio of Investments as of Septeember 30, 1996 (unaudited)
       Statement of Assets and Liabilities as of September 30, 1996 (unaudited) Statement of Operations for the Period Ended September 30, 1996 (unaudited)
       Statement of Changes in Net Assets for the Period Ended
       September 30, 1996 (unaudited)
       September 30, 1996 Notes to Financial Statements (unaudited)

The following financial statements for the Money Market Fund and the report thereon of Ernst & Young LLP, independent auditors, are incorporated herein by reference to the Money Market Trust's Annual Report for the year ended March 31, 1996:

       Portfolio of Investments as of March 31, 1996
       Statement of Assets and Liabilities as of March 31, 1996
       Statement of Operations for the Year Ended March 31, 1996
       Statement of Changes in Net Assets for the Years Ended
       March 31, 1996 and March 31, 1995
       Notes to Financial Statements

The following unaudited financial statements for the Money Market Fund are incorporated herein by reference to the Trust's Semi-Annual Report for the period ended September 30, 1996.


       Portfolio of Investments as of Septeember 30, 1996 (unaudited)
       Statement of Assets and Liabilities as of September 30, 1996 (unaudited) Statement of Operations for the Period Ended September 30, 1996 (unaudited)
       Statement of Changes in Net Assets for the Period Ended
       September 30, 1996 (unaudited)
       September 30, 1996 Notes to Financial Statements (unaudited)

A copy of each Trusts' Annual Report and the Semi-Annual Report of the Managed Bond Fund accompanies this Statement of Additional Information. Additional copies may be obtained by calling SAFECO Services at 1-800-463-8791 or by writing to the address on the Prospectus cover.

DESCRIPTION OF RATINGS

Ratings by Moody's and S&P represent opinions of those organizations as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.

                           Description of Bond Ratings

                                     Moody's

Investment Grade Descriptions:
------------------------------

Aaa -- Bonds which are rated Aaa are judged to be of the best-quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Below Investment Grade Descriptions:
------------------------------------

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest-rated class of bonds. Issues so rated have extremely poor prospects of ever attaining any real investment standing.

                                       S&P

Investment Grade Descriptions:
------------------------------

AAA -- Debt rated "AAA" has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A -- Debt rated "A" has a very strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in a higher category.

BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas, it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Below Investment Grade Descriptions:
------------------------------------

BB, B, CCC, CC -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions. It is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

C -- The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Cl -- The rating "Cl" is reserved for income bonds on which no interest is being paid.


D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                     Description of Commercial Paper Ratings

                                     Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations with an original maturity not exceeding one year.

Prime-1: Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

      .  Leading market positions in well-established industries.
      .  High rates of return on funds employed.
      . Conservative capitalization structure with moderate reliance on debt and ample asset protection.
      . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


                                       S&P

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                   Description of Ratings for Municipal Notes,
            Tax-Exempt Demand Notes and Other Short-Term Obligations

                                     Moody's

Moody's rates municipal notes and other short-term obligations using Moody's Investment Grade (MIG). A short-term obligation having a demand feature (a variable-rate demand obligation) will be designated VMIG. This distinction recognizes differences between short-term credit risk and long-term credit risk as well as differences between short-term issues making payments on fixed maturity dates (MIG) and those making payments on periodic demand (VMIG).

MIG/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                                       S&P

Ratings for municipal notes and other short-term obligations are designated by Standard & Poor's note rating. These ratings reflect liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating.

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2   Satisfactory capacity to pay principal and interest.

Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," Standard & Poor's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

                            SAFECO MONEY MARKET TRUST

                                     PART C
                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)         Financial Statements:

            Financial Highlights for a single No-Load Class share of SAFECO Money Market Fund for each of the ten fiscal years in the period ended March 31, 1996, and for the period from April 1, 1996 to September 30, 1996 (unaudited),are included in Part A of this Registration Statement. Financial Statements for the fiscal year ended March 31, 1996 and the report thereon of Ernst & Young LLP, independent auditors, and for the period from April 1, 1996 to September 30, 1996 (unaudited), are incorporated by reference into Part B of this Registration Statement and were filed with the SEC on or about May 30, 1996 and November 25, 1996, respectively, for SAFECO Money Market Trust.


            Financial Highlights for a single No-Load Class share of (i) SAFECO Municipal Bond Fund, SAFECO California Tax-Free Income Fund for each of the ten fiscal years in the period ended March 31, 1996 and for the period from April 1, 1996 to September 30, 1996 (unaudited);
            (ii) SAFECO Washington State Municipal Bond Fund for the period from March 18, 1993 (Initial Public Offering) to March 31, 1993 and for each of three fiscal years in the period ended March 31, 1996 and for the period from April 1, 1996 to September 30, 1996 (unaudited) are included in Part A of this Registration Statement. Financial Statements for each of these Funds for the fiscal year ended March 31, 1996 and the report thereon of Ernst & Young LLP, independent auditors, and for the period from April 1, 1996 to September 30, 1996 (unaudited), are incorporated by reference into Part B of this Registration Statement and were filed with the SEC on or about May 30, 1996 and November 27, 1996, respectively, for SAFECO Tax-Exempt Bond Trust.


            Financial Highlights for a single No-Load Class share of (i) SAFECO Growth Fund, SAFECO Equity Fund and SAFECO Income Fund for each of the ten fiscal years in the period ended September 30, 1996; (ii) SAFECO Northwest Fund for the period from February 7, 1991 (Initial Public Offering) to December 31, 1991, the fiscal year ended December 31, 1992, the nine month period ended September 30, 1993 and for each of the three fiscal years in the period ended September 30, 1996; and (iii) SAFECO Balanced Fund, SAFECO International Stock Fund and SAFECO Small Company Stock Fund for the period from January 31, 1996 (Initial Public Offering) to September 30, 1996, are included in Part A of this Registration Statement. Financial Statements for each Fund for the fiscal year or period ended September 30, 1996 and the report thereon of Ernst & Young LLP, independent auditors, are incorporated by reference into Part B of the SAFECO Common Stock Trust Registration Statement and were filed with the SEC on or about November 27, 1996 for the SAFECO Common Stock Trust.

            Financial Highlights for a single No-Load Class share of SAFECO Intermediate-Term U.S. Treasury Fund and SAFECO High-Yield Bond Fund for the period from September 7, 1988 (Initial Public Offering) to September 30, 1988, and for each of the eight fiscal years in the period ended September 30, 1996 are included in Part A of this Registration Statement. Financial Statements for each of these Funds for the fiscal year ended September 30, 1996, and the report thereon of Ernst & Young LLP, independent auditors, are incorporated by reference into Part B of this Registration Statement and were filed with the SEC on or about November 25, 1996 for SAFECO Taxable Bond Trust.


            Financial Highlights for a single No-Load Class share of SAFECO Managed Bond Fund for the period from February 28, 1994 (Initial Public Offering) to December 31, 1994, and for the fiscal year ended December 31, 1995 and for the six month period ended June 30, 1996 (unaudited) are included in Part A of this Registration Statement. Financial Statements for the fiscal year ended December 31, 1995 and the report thereon of Ernst & Young LLP, independent auditors, and for the period from January 1, 1996 to June 30, 1996 (unaudited) are incorporated by reference into Part B of this Registration Statement and were filed with the SEC on or about February 29, 1996 and August 30, 1996, respectively, for SAFECO Managed Bond Trust.

            Financial Statements from the Registrant's Annual Report are filed as Exhibit 12.

(b)         Exhibits:

Exhibit
Number      Description of Document                                    Page

(27.1-2)    Financial Data Schedules

(1)         Trust Instrument/Certificate of Trust                        *
(2)         Bylaws                                                       *
(3)         Inapplicable
(4)         Form of Stock Certificate                                    *
(5)         Investment Advisory and Management Contract                  *

(6)         Form of Distribution Agreement                               ****
            Form of Selling Dealer Agreement                             ****

(7)         Inapplicable

(8)         Custody Agreement with U.S. Bank                             *

(9)         Form of Transfer Agent Agreement                             ****


(10)        Opinion and Consent of Counsel for                           ****
            No-Load Class, Advisor Class A and
            Advisor Class B

(11)        Consent of Independent Auditors

(12)        Registrant's Annual Report for the Year Ended                +
            March 31, 1996 Including Financial Statements

            Registrant's Semi-Annual Report for the Period               +
            Ended September 30, 1996 Including (Unaudited )
            Financial Statements

            Annual Report for SAFECO Tax-Exempt Bond Trust               +
            for the Year Ended March 31, 1996 Including
            Financial Statements

            Semi-Annual Report for SAFECO Tax-Exempt Bond                +
            Trust for the Period Ended September 30, 1996
            Including (Unaudited) Financial Statements

            Annual Report for SAFECO Common Stock Trust for              ++
            the Year Ended September 30, 1996 Including
            Financial Statements

            Annual Report for SAFECO Taxable Bond Trust for              ++
            the Year Ended September 30, 1996 Including
            Financial Statements

            Annual Report for SAFECO Managed Bond Trust for              +++
            the Year Ended December 31, 1995 Including
            Financial Statements

            Semi-Annual Report for SAFECO Managed Bond Trust             +++
            for the Period Ended June 30, 1996 Including
            (Unaudited) Financial Statements

(13)        Subscription Agreement                                       *

(14)        Prototype 401(k)/Profit Sharing Plan                         **

(15)        Rule 12b-1 Plan (Advisor Class A)                            ****
            Rule 12b-1 Plan (Advisor Class B)                            ****

(16)        Calculation of Performance Information-                      ***
              No-Load Class
            Calculation of Performance Information-                      ****
              Advisor Class A an Adviser Class B

(17)        Inapplicable

(18)        Rule 18f-3 Plan                                              ****



* Filed as an exhibit to Post-Effective Amendment No. 16 filed with the SEC on May 30, 1995.


** Filed as an exhibit to Post-Effective Amendment No. 8 of the SAFECO Common Stock Trust filed with the SEC on November 17, 1995.

*** Filed as an exhibit to Post-Effective Amendment No. 19 filed with the SEC on July 19, 1996.

**** Filed as an exhibit to Post-Effective Amendment No. 20 filed with the SEC on August 1, 1996.


+ Annual and Semi-Annual (Unaudited) Reports for Registrant and SAFECO Tax-Exempt Bond Trust were filed with the SEC on or about May 30, 1996 and November 25, 1996, respectively.


++ Annual Reports for SAFECO Common Stock Trust and SAFECO Taxable Bond Trust were filed with the SEC on or about November 27, 1996 and November 25, 1996, respectively.


+++ Annual and Semi-Annual (Unaudited) Reports for SAFECO Managed Bond Trust were filed with the SEC on or about February 29, 1996 and August 30, 1996, respectively.

Item 25.  Persons Controlled By or Under Common Control With Registrant

SAFECO Corporation, a Washington corporation, owns 100% of SAFECO Asset Management Company (SAM), SAFECO Services Corporation (SAFECO Services) and SAFECO Securities, Inc. (SAFECO Securities), each a Washington corporation. SAM is the investment advisor, SAFECO Services is the transfer agent and SAFECO Securities is the principal underwriter for each of the SAFECO Mutual Funds. The SAFECO Mutual Funds consist of seven Delaware business trusts: SAFECO Common Stock Trust, SAFECO Taxable Bond Trust, SAFECO Tax-Exempt Bond Trust, SAFECO Advisor Series Trust, SAFECO Money Market Trust, SAFECO Managed Bond Trust (formerly SAFECO Institutional Series Trust) and SAFECO Resource Series Trust. The SAFECO Common Stock Trust consists of seven mutual funds: SAFECO Growth Fund, SAFECO Equity Fund, SAFECO Income Fund, SAFECO Northwest Fund, SAFECO International Stock Fund, SAFECO Balanced Fund and SAFECO Small Company Stock Fund. The SAFECO Taxable Bond Trust consists of three mutual funds: SAFECO Intermediate-Term U.S. Treasury Fund, SAFECO GNMA Fund and SAFECO High-Yield Bond Fund. The SAFECO Tax-Exempt Bond Trust consists of five mutual funds:
SAFECO Intermediate-Term Municipal Bond Fund, SAFECO Insured Municipal Bond Fund, SAFECO Municipal Bond Fund, SAFECO California Tax-Free Income Fund and SAFECO Washington State Municipal Bond Fund. The SAFECO Advisor Series Trust consists of eight mutual funds: Advisor Equity Fund, Advisor Northwest Fund,

Advisor  Intermediate-Term  Treasury  Fund,  Advisor  GNMA  Fund,  Advisor  U.S.
Government Fund, Advisor Municipal Bond Fund, Advisor Intermediate-Term Municipal Bond Fund and Advisor Washington Municipal Bond Fund. The SAFECO Money Market Trust consists of two mutual funds: SAFECO Money Market Fund and SAFECO Tax-Free Money Market Fund. The SAFECO Managed Bond Trust consists of one mutual fund: Managed Bond Fund (formerly SAFECO Fixed Income Portfolio). The SAFECO Resource Series Trust consists of five mutual funds: Equity Portfolio, Growth Portfolio, Northwest Portfolio, Bond Portfolio and Money Market Portfolio.

SAFECO Corporation, a Washington corporation, owns 100% of the following Washington corporations: SAFECO Insurance Company of America, General Insurance Company of America, First National Insurance Company of America, SAFECO Life Insurance Company of America, SAFECO Assigned Benefits Service Company, SAFECO Administrative Services, Inc., SAFECO Properties Inc., SAFECO Credit Company, Inc., SAFECO Asset Management Company, SAFECO Securities, Inc., SAFECO Services Corporation, SAFECO Trust Company and General America Corporation. SAFECO Corporation owns 100% of SAFECO National Insurance Company, a Missouri corporation, and SAFECO Insurance Company of Illinois, an Illinois corporation. SAFECO Corporation owns 20% of Agena, Inc., a Washington corporation. SAFECO Insurance Company of America owns 100% of SAFECO Surplus Lines Insurance Company, a Washington corporation, and Market Square Holding, Inc., a Minnesota corporation. SAFECO Life Insurance Company owns 100% of SAFECO National Life Insurance Company, a Washington corporation, and First SAFECO National Life Insurance Company of New York, a New York corporation. SAFECO Administrative Services, Inc. owns 100% of Employee Benefit Claims of Wisconsin, Inc. and
Wisconsin Pension and Group Services, Inc., each a Wisconsin corporation. General America Corporation owns 100% of COMAV Managers, Inc., an Illinois corporation, F.B. Beattie & Co., Inc., a Washington corporation, General America Corp. of Texas, a Texas corporation, and Talbot Financial Corporation, a Washington corporation. F.B. Beattie & Co., Inc. owns 100% of F.B. Beattie Insurance Services, Inc., a California corporation. General America Corp. of Texas is Attorney-in-fact for SAFECO Lloyds Insurance Company, a Texas corporation. Talbot Financial Corporation owns 100% of Talbot Agency, Inc., a New Mexico corporation. Talbot Agency, Inc. owns 100% of PNMR Securities, Inc., a Washington corporation. SAFECO Properties Inc. owns 100% of the following, each a Washington corporation: RIA Development, Inc., SAFECARE Company, Inc. and Winmar Company, Inc. SAFECARE Company, Inc. owns 100% of the following, each a Washington corporation: S.C. Bellevue, Inc., S.C. Everett, Inc., S.C. Marysville, Inc., S.C. Simi Valley, Inc. and S.C. Vancouver, Inc. SAFECARE Company, Inc. owns 50% of Lifeguard Ventures, Inc., a California corporation, 50% of Mission Oaks Hospital, Inc., a California corporation, S.C. River Oaks, Inc., a Washington corporation, Mississippi Health Services, Inc. a Louisiana corporation, and Safecare Texas, Inc., a Texas corporation. S.C. Simi Valley, Inc. owns 100% of Simi Valley Hospital, Inc., a Washington corporation. Winmar Company, Inc. owns 100% of the following: Barton Street Corp., C-W Properties, Inc., Gem State Investors, Inc., Kitsap Mall, Inc., WNY Development, Inc., Winmar Cascade, Inc., Winmar Metro, Inc., Winmar Northwest, Inc., Winmar Redmond, Inc. and Winmar of Kitsap, Inc., each a Washington corporation, and Capitol Court Corp., a Wisconsin corporation, SAFECO Properties of Boise, Inc., an Idaho corporation, SCIT, Inc., a Massachusetts corporation, Valley Fair
Shopping Centers, Inc., a Delaware corporation, WDI Golf Club, Inc., a California corporation, Winmar Oregon, Inc., an Oregon corporation, Winmar of Texas, Inc., a Texas corporation, Winmar of Wisconsin, Inc., a Wisconsin corporation, and Winmar of the Desert, Inc., a California corporation. Winmar Oregon, Inc. owns 100% of the following, each an Oregon corporation: North Coast Management, Inc., Pacific Surfside Corp., Winmar of Jantzen Beach, Inc. and W-P Development, Inc., and 100% of the following, each a Washington corporation:
Washington Square, Inc. and Winmar Pacific, Inc.

Item 26.  Number of Holders of Securities

At December 31, 1996 the Registrant had the following number of shareholders:



TITLE OF CLASS                              NUMBER OF SHAREHOLDERS OF RECORD

SAFECO MONEY MARKET FUND

No-Load Class                                           9,879

Advisor Class A                                             5

Advisor Class B                                             1

SAFECO TAX-FREE MONEY MARKET FUND

No-Load Class                                           1,941

Item 27.  Indemnification

Under the Trust Instrument of the Registrant, the Registrant's trustees, officers, employees and agents are indemnified against certain liabilities, subject to specified conditions and limitations.

Under the indemnification provisions in the Registrant's Trust Instrument and subject to the limitations described in the paragraph below, every person who is, or has been, a trustee, officer, employee or agent of the Registrant shall be indemnified by the Registrant or the appropriate Series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being, or having been, a trustee, officer, employee or agent and against amounts paid or incurred by him or her in the settlement thereof. As used in this paragraph, "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgements, amounts paid in settlement, fines, penalties and other liabilities.

No indemnification  will be provided to a trustee,  officer,  employee or agent:
(i) who shall have been adjudicated by a court or body before which the proceeding was brought (a) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant; or (ii) in the event of settlement, unless there has been a determination that such trustee, officer, employee or agent did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; (a) by the court or other body approving the settlement, (b) by the vote of at least a majority of a quorum of those trustees who are neither interested persons, as that term is defined by the Investment Company Act of 1940, of the Registrant nor are the parties to the proceeding based upon a review of readily available facts (as opposed to a full trial type inquiry); or (c) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial type inquiry).

To the maximum extent permitted by applicable law, expenses incurred in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described above may be paid by the Registrant or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such trustee, officer, employee or agent that such amount will be paid over by him or her to the Registrant or the applicable Series if it is ultimately determined that he or she is not entitled to indemnification under the Trust Instrument; provided, however, that either (i) such trustee, officer, employee or agent shall have provided appropriate security for such undertaking, (ii) the Registrant is insured against such losses arising out of such advance payments or (iii) either a majority of the trustees who are neither interested persons, as that term is defined by the Investment Company Act of 1940, of the Registrant nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such trustee, officer, employee or agent, will not be disqualified from indemnification under Registrant's Trust Instrument.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, employees and agents of the Registrant pursuant to such provisions of the Trust Instrument or statutes or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, employee or agent of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such a trustee, officer, employee or agent in connection with the shares of any series of the Registrant, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Under an agreement with its distributor ("Distribution Agreement"), Registrant has agreed to indemnify, defend and hold the distributor, the distributor's several directors, officers and employees, and any person who controls the distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses
(including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the distributor, its directors, officers or employees, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading.

In no event shall anything contained in the Distribution Agreement be construed so as to protect the distributor against any liability to the Registrant or its shareholders to which the distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement, and further provided that the Registrant shall not indemnify the distributor for conduct set forth in this paragraph.

Under an agreement with its transfer agent, Registrant has agreed to indemnify and hold the transfer agent harmless against any losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees and expenses) resulting from: (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the transfer agent and/or the Registrant as a party, and is not based on and does not result from the transfer agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the transfer agent's performance hereunder; or (2) any claim, demand, action or suit (except to the extent contributed to by the transfer agent's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from the transfer agent acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the transfer agent acting in reliance upon advice reasonably believed by the transfer agent to have been given by counsel for the Registrant, or as a result of the transfer agent acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 28.  Business and Other Connections of Investment Adviser

The investment adviser to Registrant, SAFECO Asset Management Company, serves as an adviser to: (a) thirty-one series (portfolios) of seven registered investment companies, including five series of an investment company that serves as an investment vehicle for variable insurance products and (b) a number of pension funds not affiliated with SAFECO Corporation or its affiliates. The directors and officers of SAM serve in similar capacities with SAFECO Corporation or its affiliates. The information set forth under "Investment Advisory and Other Services" in the Statement of Additional Information is incorporated herein reference.

Item 29.  Principal Underwriter

(a) SAFECO Securities, Inc., the principal underwriter for Registrant, also acts as the principal underwriter for each class of each series of SAFECO Common Stock Trust, SAFECO Tax-Exempt Bond Trust, SAFECO Taxable Bond Trust, and SAFECO Managed Bond Trust. In addition, SAFECO Securities, Inc. is the principal underwriter for SAFECO Separate Account C, SAFECO Variable Account B and SAFECO Separate Account SL, all of which are variable insurance products.

(b) The information set forth under "Investment Advisory and Other Services" in the Statement of Additional Information is incorporated by reference.

Item 30.  Location of Accounts and Records

U.S. Bank of Washington,  N.A.,  1420 Fifth Avenue,  Seattle,  Washington  98101
maintains physical possession of the accounts, books and documents of the Registrant relating to its activities as custodian of the Registrant. SAFECO Asset Management Company, SAFECO Plaza, Seattle, Washington 98185, maintains physical possession of all other accounts, books or documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 31.  Management Services

Inapplicable.

Item 32.  Undertakings

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Seattle and State of Washington on the 29th day of January, 1997.


                               SAFECO MONEY MARKET TRUST

                               By:  /s/ DAVID F. HILL
                                    --------------------------
                                    David F. Hill, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            Name                       Title                             Date

/s/DAVID F. HILL++            President and Trustee                    1/29/97
David F. Hill                 Principal Executive Officer

/s/RONALD L. SPAULDING*       Vice President
Ronald L. Spaulding           Treasurer                                1/29/97

/s/NEAL A. FULLER*            Vice President                           1/29/97
Neal A. Fuller                Controller and
                              Assistant Secretary

/s/BOH A. DICKEY++            Chairman and Trustee                     1/29/97
Boh A. Dickey

/s/BARBARA J. DINGFIELD*      Trustee                                  1/29/97
Barbara J. Dingfield

/s/RICHARD W. HUBBARD*++      Trustee                                  1/29/97
Richard W. Hubbard

/s/RICHARD E. LUNDGREN*       Trustee                                  1/29/97
Richard E. Lundgren

/s/LARRY L. PINNT*            Trustee                                  1/29/97
Larry L. Pinnt

/s/JOHN W. SCHNEIDER*         Trustee                                  1/29/97
John W. Schneider


                                         *By: /S/ BOH A. DICKEY
                                              Boh A. Dickey
                                              Attorney-in-Fact

                                         *By: /S/ DAVID F. HILL
                                              David F. Hill
                                              Attorney-in-Fact

++          Trustees who are interested persons as defined by the 1940 Act.

                                POWER OF ATTORNEY

SAFECO MONEY MARKET TRUST, a Delaware business trust (the "Trust"), and each of its undersigned officers and trustees, hereby nominates, constitutes and appoints Boh A. Dickey and David F. Hill (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process, granting to such attorneys and each of them, full power and authority to do and perform each and every act requisite and necessary and/or appropriate as fully and with all intents and purposes as the Trust itself and the undersigned officers and trustees themselves might or could do.

IN WITNESS WHEREOF, SAFECO MONEY MARKET TRUST has caused this power of attorney to be executed in its name by its President and attested by its Assistant Secretary, and the undersigned officers and trustees have each executed such power of attorney, on this 15 day of January, 1995.

                                              SAFECO MONEY MARKET TRUST


                                              By: /s/ David F. Hill
                                                  David F. Hill
                                                  President

ATTEST:

/s/ Neal A. Fuller
Neal A. Fuller
Assistant Secretary

                       (Signatures Continue on Next Page)

      Name                                     Title

/s/ David F. Hill                         President, Trustee and
David F. Hill                             Principal Executive Officer

/s/ Ronald L. Spaulding                   Vice President
Ronald L. Spaulding                       and Treasurer

/s/ Neal A. Fuller                        Vice President
Neal A. Fuller                            Controller
                                          Assistant Secretary
                                          (Principal Financial Officer)

/s/ Boh A. Dickey                         Chairman and Trustee
Boh A. Dickey

/s/ Barbara J. Dingfield                  Trustee
Barbara J. Dingfield

/s/ Richard W. Hubbard                    Trustee
Richard W. Hubbard

/s/ Richard E. Lundgren                   Trustee
Richard E. Lundgren

/s/ Larry L. Pinnt                        Trustee
Larry L. Pinnt

/s/ John W. Schneider                     Trustee
John W. Schneider

                            SAFECO MONEY MARKET TRUST

                                    Form N-1A

                         Post-Effective Amendment No. 21

                                  Exhibit Index


Exhibit
Number      Description of Document

(27.1-2)    Financial Data Schedules

(99.11)     Consent of Independent Auditors

(99.12)     Registrant's Annual Report for the Year Ended March 31, 1996+




      + Filed with SEC on or about May 30, 1996 and incorporated by reference herein.

                                            Registration Nos. 2-25272 / 811-3347
================================================================================

                                    EXHIBITS

                                       to

                                    FORM N-1A

                             REGISTRATION STATEMENT

                         POST-EFFECTIVE AMENDMENT NO. 21


                                      Under

                           The Securities Act of 1933

                                       and

                         POST-EFFECTIVE AMENDMENT NO. 21

                                      Under

                       The Investment Company Act of 1940

                                    ---------

                            SAFECO Money Market Trust
               (Exact Name of Registrant as Specified in Charter)

                                  SAFECO Plaza
                            Seattle, Washington 98185
                    (Address of Principal Executive Offices)

                                  206-545-5000
              (Registrant's Telephone Number, including Area Code)

================================================================================